Calvert Global Energy Solutions Fund

Class A Shares - CGAEX Class C Shares - CGACX Class I Shares - CAEIX

Calvert Global Water Fund

Class A Shares - CFWAX Class C Shares - CFWCX Class I Shares - CFWIX

Prospectus Dated
February 1, 2023

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

This Prospectus contains important information about the Funds and the services available to shareholders.  Please save it for reference.

Fund Summaries	3
Global Energy Solutions Fund	3
Global Water Fund	9
Important Information Regarding Fund Shares	14
Investment Objectives & Principal Policies and Risks	15
About Responsible Investing	22
Management and Organization	23
Valuing Shares	24
Purchasing Shares	25
Sales Charges	29
Redeeming Shares	31
Shareholder Account Features	32
Potential Conflicts of Interest	34
Additional Tax Information	36
Financial Highlights	38
Global Energy Solutions Fund	38
Global Water Fund	40
Appendix A – The Calvert Principles for Responsible Investment	42
Appendix B – Financial Intermediary Sales Charge Variations	44

Calvert Research Index Funds2Prospectus dated February 1, 2023

Fund Summaries

Calvert Global Energy Solutions Fund

Investment Objective

The Fund's investment objective is to seek to track the performance of the Calvert Global Energy Research Index (the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary, which are not reflected below.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix B – Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial professional and under “Sales Charges” on page 29 of this Prospectus and page 18 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.25%	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of net asset value at purchase or redemption)	None(1)	1.00%	None

(1)Class A shares purchased at net asset value in amounts of $1 million or more are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.87%	0.87%	0.87%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.28%	0.28%	0.28%
Total Annual Fund Operating Expenses	1.40%	2.15%	1.15%
Less Fee Waiver and/or Expense Reimbursement(1)	(0.16)%	(0.16)%	(0.16)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	1.24%	1.99%	0.99%

(1)Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.24% for Class A shares, 1.99% for Class C shares and 0.99% for Class I shares. This expense reimbursement will continue through January 31, 2024. Any amendment to or termination of this reimbursement would require approval of the Board of Directors. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs (including borrowing costs of any acquired funds), taxes or litigation expenses. Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than any contractual expense cap in place during such year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$645	$930	$1,236	$2,103	$645	$930	$1,236	$2,103
Class C shares	$302	$658	$1,140	$2,279	$202	$658	$1,140	$2,279
Class I shares	$101	$350	$618	$1,383	$101	$350	$618	$1,383

Calvert Research Index Funds3Prospectus dated February 1, 2023

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was  43% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs a passive management strategy designed to track, as closely as possible, the performance of the Index. The Fund concentrates (invests more than 25% of its total assets) in the sustainable energy solutions industry and normally invests at least 80% of its net assets, including borrowings for investment purposes, in equity securities of U.S. and non-U.S. companies whose main business is sustainable energy solutions or that are significantly involved in the sustainable energy solutions industry (the “80% Policy”).

The Fund invests primarily in common stocks. The Fund invests in securities of all market capitalizations, but it may contain more small- and mid-cap stocks than large-cap stocks because many companies operating in the sustainable energy solutions industry are at a relatively early stage of development. Up to 3% of the Fund may be invested in High Social Impact Investments that provide financing to address global energy challenges. See “About Responsible Investing” in the Fund’s Prospectus.

The Fund may invest in American Depositary Receipts (“ADRs”), which may be sponsored or unsponsored, and Global Depositary Receipts (“GDRs”). The Fund may enter into foreign currency transactions, including foreign forward currency exchange contracts, in the course of purchasing and selling foreign currency denominated securities in order to track, as closely as possible, the performance of the Index.  The Fund may also lend its securities.

Calvert Global Energy Research Index. CRM will derive the index universe for the Index by identifying companies that manage energy use in a sustainable manner or that are actively engaged in facilitating the transition to a more sustainable economy through the reduction of greenhouse gas emissions and the expanded use of renewable energy sources (the “Index Universe”). Companies must satisfy minimum equity market capitalization and liquidity thresholds and be significantly involved in energy-related business activities in order to be eligible for inclusion in the Index Universe.  CRM selects Index components from the Index Universe that operate their businesses in a manner consistent with The Calvert Principles for Responsible Investment (the “Calvert Principles”). The Calvert Principles serve as a framework for considering environmental, social and governance (“ESG”) factors that may affect investment performance.  The Index is owned by CRM, which also serves as investment adviser to the Fund.  Jade Huang, Director of Applied Responsible Investment Solutions, and Christopher Madden, CFA, Director of Index Management, manage the Index construction process at CRM.  Companies in the sustainable energy solutions industry are significantly involved in energy-related business activities. A company is significantly involved in energy-related business activities if (i) at least 30 percent (25 percent for any current Index components) of its total revenues or earnings are derived from the production and/or distribution of renewable energy including solar, wind, biomass, waste-to-energy, geothermal, biofuels, and hydropower (“Renewable Energy Producers/Distributors”), it provides technologies and materials that assist in the move away from fossil fuels or reduce energy consumption, such as power storage, smart grid applications, and carbon capture technologies (“Energy Technology Providers”), or it offers products and services that improve energy efficiency for residential or commercial use (“Energy Efficiency Providers”), (ii) it is a leader in energy efficiency and/or the use of renewables in the most energy intensive industries, such as the cement and steel industries (“Energy Use Leaders”), or (iii) it provides innovative solutions to global energy challenges, as defined by the relevant United Nations’ Sustainable Development Goals (“Energy Innovators”). For Renewable Energy Producers/Distributors, Energy Technology Providers and Energy Efficiency Providers that do not disclose an exact percentage of revenue derived from energy solutions-related business activities, Calvert may seek to estimate such percentage based on its research.  To be included in the Index Universe, Renewable Energy Producers/Distributors, Energy Technology Providers, Energy Efficiency Providers and Energy Use Leaders must have, at the time of each Index reconstitution, a minimum market capitalization of $600 million ($550 million for any current Index components), a minimum $400 million float-adjusted market capitalization, and a 20-day average daily trading volume of at least $750,000 on their primary exchange. To be included in the Index Universe, Energy Innovators must have, at the time of each Index reconstitution, a minimum $300 million float-adjusted market capitalization, float that equals or exceeds 30% of the issued and outstanding shares of the company, and a 20-day average daily trading volume of at least $750,000 on their primary exchange.

Calvert Research Index Funds4Prospectus dated February 1, 2023

At each Index reconstitution and rebalance, Renewable Energy Producers/Distributors, Technology Providers, and Energy Efficiency Providers are each allocated approximately 25% of the Index, and stocks of companies classified in these categories are weighted based on their free float, natural log-weighted market capitalization within each category. This weighting methodology seeks to limit the potential for large-cap and mega large-cap companies to dominate the Index while allowing for increased exposure to small-cap and micro-cap companies. At each Index reconstitution and rebalance, Energy Use Leaders and Energy Innovators are, together, allocated approximately 25% of the Index and stocks of companies classified in these categories are equal weighted. CRM will select a maximum of 50 companies across the Energy Use Leaders and Energy Innovators categories.  Within the Energy Use Leaders category, CRM will select a maximum of three companies from each energy intensive industry. Emerging market companies are limited to a 20% weight in the Index.  The maximum weight of any individual security in the Index is 5%. The number of companies in the Index will change over time due to CRM’s evaluation of an issuer relative to the Calvert Principles or corporate actions involving companies in the Index. The Index is reconstituted annually and is rebalanced quarterly.

At each Index reconstitution and rebalance, at least 40% of the total market value of the Index will be comprised of non-U.S. securities. Securities will be considered non-U.S. securities based on an analysis of various criteria, including a company’s principal place of business, the primary exchange on which the security is traded, and the country in which the greatest percentage of company revenue is generated. All Index components must be listed on a stock exchange in either a developed country or an emerging market country.

At each Index reconstitution and rebalance, at least 40% of the total market value of the Index will have economic exposure to the sustainable energy solutions industry through (i) the percentage of revenues or earnings of the Index components that are generated from products, services or technologies related to sustainable energy solutions or (ii) the percentage of assets of the Index components that are utilized to produce those products, deliver those services, or deploy those technologies.

Indexing. An index is a group of securities whose overall performance is used as a standard to measure investment performance. An index (or “passively managed”) fund tries to match, as closely as possible, the performance of an established target index. An index fund’s goal is to mirror the target index whether the index is going up or down.

The Fund uses a replication method of indexing. If Fund assets should ever decline to below $5 million, the Fund may use the sampling method. The replication method involves holding every security in the Index in about the same proportion as the Index. The sampling method involves selecting a representative number of securities that will resemble the Index in terms of key risk and other characteristics.

Principal Risks

Market Risk.  The value of investments held by the Fund may increase or decrease in response to social, economic, political, financial, public health crises or other disruptive events (whether real, expected or perceived) in the U.S. and global markets and include events such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions.  Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility.

Tracking Error Risk.  Tracking error risk refers to the risk that the Fund’s performance may not match or correlate to that of the Index it attempts to track, either on a daily or aggregate basis.  Factors such as Fund expenses, imperfect correlation between the Fund’s investments and the Index, rounding of share prices, changes to the composition of the Index, regulatory policies, limitations on Fund investments imposed by Fund diversification and/or concentration policies, high portfolio turnover rate and the use of leverage all contribute to tracking error.  Tracking error risk may cause the Fund’s performance to be less than expected.

Passive Investment Risk.  The Fund is managed using a passive investment strategy and expects to hold common stocks of each company in the Index regardless of their current or projected performance.  The Fund generally will not adjust its portfolio investments to attempt to take advantage of market opportunities or lessen the impact of a market decline or a decline in the performance of one or more issuers.  Maintaining investments regardless of market conditions or the performance of individual investments could cause the Fund’s return to be lower than if the Fund employed an active strategy.  Unusual market events may increase market volatility and may cause the characteristics of the Index components to vary from those expected under normal circumstances.

Calvert Research Index Funds5Prospectus dated February 1, 2023

Sustainable Energy Investing Risk.  Because the Fund concentrates its investments in companies in the sustainable energy solutions industry, the value of Fund shares may be affected by events that adversely affect that industry, such as technology obsolescence, short product lifecycles, falling prices and profits, competition and general economic conditions, and may fluctuate more than that of a fund that does not concentrate in companies significantly involved in energy-related business activities.

Equity Securities Risk. The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific considerations; unexpected trading activity among retail investors; or other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks.  If the stock market declines in value, the value of the Fund’s equity securities will also likely decline.  Although prices can rebound, there is no assurance that values will return to previous levels.

Foreign Investment Risk. Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country against a particular country or countries, organizations, entities and/or individuals. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject.  Adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund's investments.  Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States and, as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country.  Depositary receipts are subject to many of the risks associated with investing directly in foreign instruments.

Emerging Markets Investment Risk.  Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain sectors.  Emerging market securities often involve greater risks than developed market securities. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets.

Currency Risk.  Exchange rates for currencies fluctuate daily.  The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation to the U.S. dollar.  Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.

Smaller and Mid-Sized Company Risk.  The stocks of smaller and mid-sized companies are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk than the stocks of larger, more established companies. Such companies may have limited product lines, markets or financial resources, may be dependent on a limited management group, and may lack substantial capital reserves or an established performance record. There may be generally less publicly available information about such companies than for larger, more established companies.  Stocks of these companies frequently have lower trading volumes making them more volatile and potentially less liquid and more difficult to value.  The foregoing risks are more significant for micro-cap companies.

Liquidity Risk.  The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices.  Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security, instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying reference instrument.  Leverage can increase both the risk and return potential of the Fund.  Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid,

Calvert Research Index Funds6Prospectus dated February 1, 2023 and may be subject to wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in (or be unable to achieve) the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment.  A derivative investment also involves the risks relating to the reference instrument underlying the investment.

Securities Lending Risk. Securities lending involves a possible delay in recovery of the loaned securities or a possible loss of rights in the collateral if the borrower fails financially.  The Fund could also lose money if the value of the collateral decreases.

Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s ESG performance or the investment adviser's assessment of such performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment criteria. In evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG factors relevant to a particular investment. Successful application of the Fund’s responsible investment strategy will depend on the investment adviser's skill in properly identifying and analyzing material ESG issues.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund.  The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading.  Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective(s).  In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund.  The Fund relies on various service providers, including the investment adviser, in its operations and is susceptible to operational, information security and related events (such as public health crises, cyber or hacking attacks) that may affect the service providers or the services that they provide to the Fund.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a spliced benchmark and two broad-based securities market indices. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

CRM became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.  The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Updated Fund performance information can be obtained by visiting www.calvert.com.

Calendar year-by-year total return (Class A)

Year	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022
Year Total Return	33.63%	-10.84%	-3.11%	-7.73%	29.41%	-19.67%	33.16%	61.14%	6.50%	-17.65%

For the ten years ended December 31, 2022, the highest quarterly total return for Class A was 32.26% for the quarter ended December 31, 2020 and the lowest quarterly return was -23.50% for the quarter ended March 31, 2020.

Calvert Research Index Funds7Prospectus dated February 1, 2023

Average Annual Total Returns as of December 31, 2022	One Year	Five Years	Ten Years
Class A Return Before Taxes	-21.99%	7.44%	7.03%
Class A Return After Taxes on Distributions	-21.98%	7.38%	6.97%
Class A Return After Taxes on Distributions and Sale of Class A Shares	-12.80%	6.20%	5.97%
Class C Return Before Taxes	-19.01%	7.80%	6.90%
Class I Return Before Taxes	-17.42%	8.93%	7.99%
MSCI ACWI (reflects net dividends, which reflects the deduction of withholding taxes)	-18.36%	5.22%	7.97%
Calvert Global Energy Research Spliced Benchmark	-16.63%	9.90%	12.37%
Calvert Global Energy Research Index	-16.63%	9.90%	N/A
Alerian Global Alternative Energy Index (Composite) (reflects no deduction for fees, expenses or taxes)	-23.37%	19.67%	16.38%

These returns reflect the maximum sales charge for Class A (5.25%) and any applicable contingent deferred sales charge (“CDSC”) for Class C. Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase.  The average annual total returns listed for Class C reflect conversion to Class A shares after eight years.  Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.  Effective October 4, 2016, the Fund changed its investment objective and principal investment strategies to track the Calvert Global Energy Research Index and implement the Calvert Principles. Prior to October 4, 2016, the Fund employed an active management strategy.  The Calvert Global Energy Research Spliced Benchmark is comprised of the Alerian Global Alternative Energy Index (formerly the Ardour Global Alternative Energy Index) prior to October 4, 2016, and the Calvert Global Energy Research Index thereafter.  The Calvert Global Energy Research Index incepted on July 15, 2016.  Investors cannot invest directly in an Index.  (Source for the MSCI ACWI: MSCI.)  MSCI data may not be reproduced or used for any other purpose.  MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.  The Fund's outperformance relative to its primary benchmark, the MSCI ACWI Index, is attributable to its overweight exposure to companies that are significantly involved in energy-related business activities, particularly Renewable Energy Producers/Distributors, which had especially strong performance over the course of the year ended December 31, 2020. This performance is not typical and may not be repeated.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return Before Taxes and/or Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser.  Calvert Research and Management (“CRM” or the “Adviser”).

Portfolio Manager.  The Fund is managed by Thomas C. Seto, Vice President of CRM, who has managed the Fund since December 31, 2016.

For important information about purchase and sale of shares, taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 14 of this Prospectus.

Calvert Research Index Funds8Prospectus dated February 1, 2023

Calvert Global Water Fund

Investment Objective

The Fund's investment objective is to seek to track the performance of the Calvert Global Water Research Index (the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary, which are not reflected below.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix B – Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial professional and under “Sales Charges” on page 29 of this Prospectus and page 18 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.25%	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of net asset value at purchase or redemption)	None(1)	1.00%	None

(1)Class A shares purchased at net asset value in amounts of $1 million or more are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.84%	0.84%	0.84%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.19%	0.19%	0.19%
Total Annual Fund Operating Expenses	1.28%	2.03%	1.03%
Less Fee Waiver and/or Expense Reimbursement (1)	(0.04)%	(0.04)%	(0.04)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	1.24%	1.99%	0.99%

(1)Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.24% for Class A shares, 1.99% for Class C shares and 0.99% for Class I shares. This expense reimbursement will continue through January 31, 2024. Any amendment to or termination of this reimbursement would require approval of the Board of Directors. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs (including borrowing costs of any acquired funds), taxes or litigation expenses. Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than any contractual expense cap in place during such year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$645	$906	$1,187	$1,986	$645	$906	$1,187	$1,986
Class C shares	$302	$633	$1,089	$2,162	$202	$633	$1,089	$2,162
Class I shares	$101	$324	$565	$1,256	$101	$324	$565	$1,256

Calvert Research Index Funds9Prospectus dated February 1, 2023

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was  25% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs a passive management strategy designed to track, as closely as possible, the performance of the Index. The Fund concentrates (invests more than 25% of its total assets) in the water industry and normally invests at least 80% of its net assets in equity securities of U.S. and non-U.S. companies whose main business is in the water industry or that are significantly involved in water-related services or technologies (the “80% Policy”). The Fund invests primarily in common stocks.

The Fund invests in securities of all market capitalizations, but it may contain more small- and mid-cap stocks than large-cap stocks because many companies operating in the water industry are at a relatively early stage of development. Up to 3% of the Fund may be invested in High Social Impact Investments that provide financing to address global water challenges.  See “About Responsible Investing” in the Fund’s Prospectus.

The Fund may invest in American Depositary Receipts (“ADRs”), which may be sponsored or unsponsored, and Global Depositary Receipts (“GDRs”). The Fund may enter into foreign currency transactions, including foreign forward currency exchange contracts, in the course of purchasing and selling foreign currency denominated securities in order to track, as closely as possible, the performance of the Index. The Fund may also lend its securities.

Calvert Global Water Research Index. CRM will derive the index universe for the Index by identifying companies that manage water use in a sustainable manner or that are actively engaged in expanding access to water, improving water quality, promoting efficient use of water, or providing solutions that address other global water challenges (the “Index Universe”). Companies must satisfy minimum equity market capitalization and liquidity thresholds and be significantly involved in water-related business activities in order to be eligible for inclusion in the Index Universe.  CRM selects Index components from the Index Universe that operate their businesses in a manner consistent with The Calvert Principles for Responsible Investment (the “Calvert Principles”). The Calvert Principles serve as a framework for considering environmental, social and governance (“ESG”) factors that may affect investment performance.  The Index is owned by CRM, which also serves as investment adviser to the Fund.  Jade Huang, Director of Applied Responsible Investment Solutions, and Christopher Madden, CFA, Director of Index Management, manage the Index construction process at CRM.  Companies in the water industry are significantly involved in water-related business activities. A company is significantly involved in water-related business activities if (i) at least 30 percent (25 percent for any current Index components) of its total annual revenue or earnings is derived from business activities in either the water utilities or water distribution sectors (“Water Utilities”), the water infrastructure sector (“Water Infrastructure Providers”), or water treatment or water technology sectors (“Water Technology Providers”), (ii) it is a leader in water efficiency or water re-use in a water-intensive industry, which may include the food products, paper and semiconductor industries (“Water Use Leaders”), or (iii) it provides innovative solutions that address global water challenges, as outlined by the relevant United Nations’ Sustainable Development Goals (“Water Innovators”). For Water Utilities, Water Infrastructure Providers and Water Technology Providers that do not disclose an exact percentage of revenue derived from water-related business activities, Calvert may seek to estimate such percentage based on its research.  To be included in the Index Universe, Water Utilities, Water Infrastructure Providers, Water Technology Providers and Water Use Leaders must have, at the time of each Index reconstitution,  a minimum market capitalization of $600 million ($550 million for any current Index components), a minimum $400 million float-adjusted market capitalization, and a 20-day average daily trading volume of at least $750,000 on their primary exchange. To be included in the Index Universe, Water Innovators must have, at the time of each Index reconstitution, a minimum $300 million float-adjusted market capitalization, float that equals or exceeds 30% of the issued and outstanding shares of the company, and a 20-day average daily trading volume of at least $750,000 on their primary exchange.

At each Index reconstitution and rebalance, Water Utilities, Water Infrastructure Providers, and Water Technology Providers are each allocated approximately 25% of the Index, and stocks of companies classified in these categories are weighted based on their free float, natural log-weighted market capitalization within each category. This weighting methodology seeks to limit the potential for large-cap and mega large-cap companies to dominate the Index while allowing for increased exposure to small-cap and micro-cap companies. At each Index reconstitution and rebalance, the Water Use Leaders and Water Innovators are, together, allocated approximately 25% of the Index and stocks of companies classified in these categories are equal weighted. CRM will select a maximum of 50 companies across the Water Use Leaders and Water Innovators categories. Within the Water Use Leaders category, CRM will select a

Calvert Research Index Funds10Prospectus dated February 1, 2023 maximum of three companies from each water intensive industry. Emerging market companies are limited to a 20% weight in the Index.  The maximum weight of any individual security in the Index is 5%. The number of companies in the Index will change over time due to CRM’s evaluation of an issuer relative to the Calvert Principles or corporate actions involving companies in the Index. The Index is reconstituted annually and is rebalanced quarterly.

At each Index reconstitution and rebalance, at least 40% of the total market value of the Index will be comprised of non-U.S. securities. Securities will be considered non-U.S. securities based on an analysis of various criteria, including a company’s principal place of business, the primary exchange on which the security is traded, and the country in which the greatest percentage of company revenue is generated. All Index components must be listed on a stock exchange in either a developed country or an emerging market country.

At each Index reconstitution and rebalance, at least 40% of the total market value of the Index will have economic exposure to the water industry through (i) the percentage of revenues or earnings of the Index components that are generated from water-related products, services or technologies or (ii) the percentage of assets of the Index components that are utilized to produce those products, deliver those services, or deploy those technologies.

Indexing. An index is a group of securities whose overall performance is used as a standard to measure investment performance. An index (or “passively managed”) fund tries to match, as closely as possible, the performance of an established target index. An index fund’s goal is to mirror the target index whether the index is going up or down.

The Fund uses a replication method of indexing. If Fund assets should ever decline to below $5 million, the Fund may use the sampling method. The replication method involves holding every security in the Index in about the same proportion as the Index. The sampling method involves selecting a representative number of securities that will resemble the Index in terms of key risk and other characteristics.

Principal Risks

Market Risk.  The value of investments held by the Fund may increase or decrease in response to social, economic, political, financial, public health crises or other disruptive events (whether real, expected or perceived) in the U.S. and global markets and include events such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions.  Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility.

Tracking Error Risk.  Tracking error risk refers to the risk that the Fund’s performance may not match or correlate to that of the Index it attempts to track, either on a daily or aggregate basis.  Factors such as Fund expenses, imperfect correlation between the Fund’s investments and the Index, rounding of share prices, changes to the composition of the Index, regulatory policies, limitations on Fund investments imposed by Fund diversification and/or concentration policies, high portfolio turnover rate and the use of leverage all contribute to tracking error.  Tracking error risk may cause the Fund’s performance to be less than expected.

Passive Investment Risk.  The Fund is managed using a passive investment strategy and expects to hold common stocks of each company in the Index regardless of their current or projected performance.  The Fund generally will not adjust its portfolio investments to attempt to take advantage of market opportunities or lessen the impact of a market decline or a decline in the performance of one or more issuers.  Maintaining investments regardless of market conditions or the performance of individual investments could cause the Fund’s return to be lower than if the Fund employed an active strategy.  Unusual market events may increase market volatility and may cause the characteristics of the Index components to vary from those expected under normal circumstances.

Water-Related Investing Risk.  Because the Fund concentrates its investments in companies in the water industry, the value of Fund shares may be affected by events that adversely affect that industry, such as water availability, climate changes and events, new technologies, changes in water consumption and water conservation, and may fluctuate more than that of a fund that does not concentrate in companies significantly involved in water-related business activities.

Equity Securities Risk. The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific considerations; unexpected trading activity among retail investors; or other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks.  If the stock market declines in value, the value of the Fund’s equity securities will also likely decline.  Although prices can rebound, there is no assurance that values will return to previous levels.

Calvert Research Index Funds11Prospectus dated February 1, 2023

Foreign Investment Risk. Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country against a particular country or countries, organizations, entities and/or individuals. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject.  Adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund's investments.  Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States and, as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country.  Depositary receipts are subject to many of the risks associated with investing directly in foreign instruments.

Emerging Markets Investment Risk.  Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain sectors.  Emerging market securities often involve greater risks than developed market securities. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets.

Currency Risk.  Exchange rates for currencies fluctuate daily.  The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation to the U.S. dollar.  Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.

Smaller and Mid-Sized Company Risk.  The stocks of smaller and mid-sized companies are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk than the stocks of larger, more established companies. Such companies may have limited product lines, markets or financial resources, may be dependent on a limited management group, and may lack substantial capital reserves or an established performance record. There may be generally less publicly available information about such companies than for larger, more established companies.  Stocks of these companies frequently have lower trading volumes making them more volatile and potentially less liquid and more difficult to value.  The foregoing risks are more significant for micro-cap companies.

Liquidity Risk.  The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices.  Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security, instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying reference instrument.  Leverage can increase both the risk and return potential of the Fund.  Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in (or be unable to achieve) the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment.  A derivative investment also involves the risks relating to the reference instrument underlying the investment.

Securities Lending Risk. Securities lending involves a possible delay in recovery of the loaned securities or a possible loss of rights in the collateral if the borrower fails financially.  The Fund could also lose money if the value of the collateral decreases.

Calvert Research Index Funds12Prospectus dated February 1, 2023

Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s ESG performance or the investment adviser's assessment of such performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment criteria. In evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG factors relevant to a particular investment. Successful application of the Fund’s responsible investment strategy will depend on the investment adviser's skill in properly identifying and analyzing material ESG issues.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund.  The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading.  Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective(s).  In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund.  The Fund relies on various service providers, including the investment adviser, in its operations and is susceptible to operational, information security and related events (such as public health crises, cyber or hacking attacks) that may affect the service providers or the services that they provide to the Fund.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compared with those of a spliced benchmark and two broad-based securities market indices. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

CRM became the investment adviser to the Fund on December 31, 2016.  Performance reflected prior to such date is that of the Fund’s former investment adviser.  The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Updated Fund performance information can be obtained by visiting www.calvert.com.

Calendar year-by-year total return (Class A)

Year	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022
Year Total Return	28.73%	-3.78%	-12.75%	13.99%	18.88%	-13.63%	28.02%	14.78%	22.60%	-19.62%

For the ten years ended December 31, 2022, the highest quarterly total return for Class A was 17.75% for the quarter ended December 31, 2020 and the lowest quarterly return was -22.90% for the quarter ended March 31, 2020.

Calvert Research Index Funds13Prospectus dated February 1, 2023

Average Annual Total Returns as of December 31, 2022	One Year	Five Years	Ten Years
Class A Return Before Taxes	-23.83%	3.45%	5.67%
Class A Return After Taxes on Distributions	-24.05%	3.31%	5.03%
Class A Return After taxes on Distributions and Sale of Class A Shares	-13.88%	2.86%	4.43%
Class C Return Before Taxes	-20.99%	3.82%	5.60%
Class I Return Before Taxes	-19.40%	4.87%	6.58%
MSCI ACWI (reflects net dividends, which reflects the deduction of withholding taxes)	-18.36%	5.22%	7.97%
Calvert Global Water Research Spliced Benchmark	-18.96%	5.82%	9.41%
Calvert Global Water Research Index	-18.96%	5.82%	N/A
S-Network Global Water Index (reflects no deduction for fees, expenses or taxes)	-20.95%	4.24%	8.58%

These returns reflect the maximum sales charge for Class A (5.25%) and any applicable contingent deferred sales charge (“CDSC”) for Class C.  Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase.  The average annual total returns listed for Class C reflect conversion to Class A shares after eight years.  Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.  Effective April 11, 2016, the Fund changed its investment objective and principal investment strategies to track the Calvert Global Water Research Index and implement The Calvert Principles for Responsible Investment. Prior to April 11, 2016, the Fund employed an active management strategy.  The Calvert Global Water Research Spliced Benchmark is comprised of the S-Network Global Water Index prior to May 31, 2016, and the Calvert Global Water Research Index thereafter.  The Calvert Global Water Research Index incepted on February 5, 2016.  Investors cannot invest directly in an Index.  (Source for the MSCI ACWI: MSCI.)  MSCI data may not be reproduced or used for any other purpose.  MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return Before Taxes and/or Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser.  Calvert Research and Management (“CRM” or the “Adviser”).

Portfolio Manager.  The Fund is managed by Thomas C. Seto, Vice President of CRM, who has managed the Fund since December 31, 2016.

For important information about purchase and sale of shares, taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 14 of this Prospectus.

Calvert Research Index Funds14Prospectus dated February 1, 2023

Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business.  You may purchase, redeem or exchange Fund shares either through your financial intermediary or (except for purchases of Class C shares by accounts with no specified financial intermediary) directly from a Fund either by writing to the Fund, P.O. Box 219544, Kansas City, MO  64121-9544, or by calling 1-800-368-2745.  The minimum initial purchase or exchange into a Fund is $1,000 for Class A and Class C and $1,000,000 for Class I (waived in certain circumstances).  There is no minimum for subsequent investments.

Tax Information

If your shares are held in a taxable account, each Fund’s distributions will be taxed to you as ordinary income and/or capital gains, unless you are exempt from taxation.  If your shares are held in a tax-advantaged account, you will generally be taxed only upon withdrawals from the account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund’s shares through a broker-dealer or other financial intermediary (such as a bank) (collectively, “financial intermediaries”), the Fund, its principal underwriter and its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Calvert Research Index Funds15Prospectus dated February 1, 2023

Investment Objective & Principal Policies and Risks

The investment objective and principal investment policies and risks of each Fund are described in its Fund Summary.  Set forth below is additional information about such policies and risks, as well as information about other types of investments and practices in which each Fund may engage from time to time, unless otherwise noted.  References to the Fund below are to each Fund.  See also “Strategies and Risks” in the Statement of Additional Information (“SAI”).

Definitions.  As used herein, the following terms have the indicated meaning: “1940 Act” means the Investment Company Act of 1940, as amended; “1933 Act” means the Securities Act of 1933, as amended; “Code” means the Internal Revenue Code of 1986, as amended; “ERISA” means the Employee Retirement Income Security Act of 1974, as amended; and “investment adviser” means the Fund’s investment adviser but if the Fund is sub-advised, it refers to the sub-adviser(s) providing day-to-day management with respect to the investments or strategies discussed.

Equity Securities.  Equity securities include: common stocks; preferred stocks, including convertible and contingent convertible preferred stocks; equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; depositary receipts, rights and warrants in underlying equity interests; and other securities that are treated as equity for U.S. federal income tax purposes.  The Fund cannot predict the income it might receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions.

The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; unexpected trading activity among retail investors; and other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks.  If the stock market declines, the value of Fund shares will also likely decline.  Although stock prices can rebound, there is no assurance that values will return to previous levels.

Derivatives. Generally, derivatives can be characterized as financial instruments whose performance is derived at least in part from the performance of an underlying reference instrument.  Derivative instruments may be acquired in the United States or abroad consistent with the Fund’s investment strategy and may include the various types of exchange-traded and over-the-counter (“OTC”) instruments described herein and other instruments with substantially similar characteristics and risks.  Fund obligations created pursuant to derivative instruments may give rise to leverage, which may subject the Fund to heightened risk of loss.  The Fund may invest in a derivative transaction if it is permitted to own, invest in, or otherwise have economic exposure to the reference instrument.  Depending on the type of derivative instrument and the Fund’s investment strategy, a reference instrument could be a security, instrument, index, currency, commodity, economic indicator or event (“reference instruments”).

Derivative instruments are subject to a number of risks, including adverse or unexpected movements in the price of the reference instrument, and counterparty, liquidity, market, tax and leverage risks.  Certain derivatives may also be subject to credit risk and interest rate risk.  In addition, derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, indices or instruments they are designed to hedge or closely track.  Use of derivative instruments may cause the realization of higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if such instruments had not been used. Success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset.  Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the reference instrument and the Fund’s assets.  To the extent that a derivative instrument is intended to hedge against an event that does not occur, the Fund may realize losses.

OTC derivative instruments involve an additional risk in that the issuer or counterparty may fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, an option or commodity exchange or swap execution facility or clearinghouse may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses.  The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the use of derivative instruments.   Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.  There can be no assurance that the use of derivative instruments will benefit the Fund.

Calvert Research Index Funds16Prospectus dated February 1, 2023

The U.S. and non-U.S. derivatives markets have undergone substantial changes in recent years as a result of changes under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and regulatory changes in Europe, Asia and other non-U.S. jurisdictions.  In particular, the Dodd-Frank Act and related regulations require many derivatives to be margined and/or cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on counterparties, and impose other regulatory requirements that will continue to change derivatives markets as regulations are implemented. The SEC adopted Rule 18f-4 under the 1940 Act, which applies to the Fund’s use of derivative investments and certain financing transactions. Among other things, Rule 18f-4 requires certain funds that invest in derivative instruments beyond a specified limited amount (generally greater than 10% of a Fund's net assets) to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. To the extent a Fund uses derivative instruments (excluding certain currency and interest rate hedging transactions) in a limited amount (up to 10% of a Fund's net assets), it will not be subject to the full requirements of Rule 18f-4. In addition, to the extent that the Fund enters into reverse repurchase agreements or similar financing transactions, the Fund may elect to either treat all of its reverse repurchase agreements or similar financing transactions as derivatives transactions for purposes of Rule 18f-4 or comply (with respect to reverse repurchase agreements or similar financing transactions) with the asset segregation requirements under Section 18 of the 1940 Act.  The implementation of these requirements or additional future regulation of the derivatives markets may make the use of derivatives more costly, may limit the availability or reduce the liquidity of derivatives, and may impose limits or restrictions on the counterparties with which the Fund engages in derivative transactions.  Fund management cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new government regulation will not adversely affect the Fund’s performance or ability to achieve its investment objective(s).

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (“currency forward”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect against an adverse change in the relationship between currencies or to increase exposure to a particular foreign currency.

Certain currency forwards may be individually negotiated and privately traded, exposing them to credit and counterparty risks. The precise matching of the currency forward amounts and the value of the instruments denominated in the corresponding currencies will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that the use of currency forwards may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that currency forwards may create exposure to currencies in which the Fund’s securities are not denominated. In addition, it may not be possible to hedge against long-term currency changes. Currency forwards are subject to the risk of political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying currency forwards. As a result, available information may not be complete.

Counterparty Risk. A financial institution or other counterparty with whom the Fund does business (such as trading or securities lending counterparty), or that underwrites, distributes or guarantees any instruments that the Fund owns or is otherwise exposed to, may decline in financial condition and become unable to honor its commitments. This could cause the value of Fund shares to decline or could delay the return or delivery of collateral or other assets to the Fund. Counterparty risk is increased for contracts with longer maturities.

Leverage. Certain types of Fund transactions may give rise to economic leverage, which represents a non-cash exposure to the underlying reference instrument. Leverage can increase both the risk and return potential of the Fund.

The Fund may be required to segregate liquid assets or otherwise cover the Fund’s obligation created by a transaction that may give rise to leverage.  The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.  Leverage may cause the Fund’s share price to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.  The loss on leveraged investments may substantially exceed the initial investment.

Liquidity Risk.  The Fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund’s ability to sell particular investments or close derivative positions at an advantageous market price. Trading opportunities are also more limited for securities and other instruments that are not widely held or are traded in less developed markets.  These factors may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position

Calvert Research Index Funds17Prospectus dated February 1, 2023 open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. It also may be more difficult to value less liquid investments.  These effects may be exacerbated during times of financial or political stress. Increased Fund redemption activity also may increase liquidity risk due to the need of the Fund to sell portfolio investments and may negatively impact Fund performance.

The Fund will not acquire any illiquid investment if, immediately after the acquisition, the Fund will have invested more than 15% of its net assets in illiquid investments.  Illiquid investments mean any investments that the Fund’s investment adviser and/or sub-adviser, as applicable, reasonably expect cannot be sold or disposed of in seven calendar days or less under then-current market conditions without the sale or disposition significantly changing the market value of the investment.

Smaller Companies.  Securities of smaller companies, which may include legally restricted securities, are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk than the securities of larger, more established companies.  Such companies may have limited product lines, markets or financial resources, may be dependent on a limited management group, and may lack substantial capital reserves or an established performance record.  There may be generally less publicly available information about such companies than for larger, more established companies.  Because of the absence of any public trading market for some of these investments (such as those which are legally restricted) it may be more difficult to value these investments and may take longer to liquidate these positions at fair value than would be the case for publicly traded securities.  The foregoing risks are more significant for micro-cap companies.

Foreign Investments.  Investments in foreign issuers could be affected by factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations. Because foreign issuers may not be subject to uniform accounting, auditing and financial reporting standard practices and requirements and regulatory measures comparable to those in the United States, there may be less publicly available information about such foreign issuers.  Adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund's investments.  Settlements of securities transactions in foreign countries are subject to risk of loss, may be delayed and are generally less frequent than in the United States, which could affect the liquidity of the Fund’s assets.  Evidence of ownership of certain foreign investments may be held outside the United States, and the Fund may be subject to the risks associated with the holding of such property overseas. Trading in certain foreign markets is also subject to liquidity risk.

Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. Foreign issuers may become subject to sanctions imposed by the United States or another country against a particular country or countries, organizations, entities and/or individuals, which could result in the immediate freeze of the foreign issuers’ assets or securities.  The imposition of such sanctions could impair the market value of the securities of such foreign issuers and limit the Fund’s ability to buy, sell, receive or deliver the securities. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the Fund and increased transaction costs.  If a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could also be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by other restrictions on investment. The risks posed by such actions with respect to a particular foreign country, its nationals or industries or businesses within the country may be heightened to the extent the Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets.

In some non-U.S. securities markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. securities markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks it does not have in the United States.

The Fund needs a license to invest directly in securities traded in many non-U.S. securities markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, the Fund's ability to continue to invest directly is subject to the risk that the license may be terminated or suspended.  In some circumstances, the receipt of a non-U.S. license by one of CRM's clients may prevent the Fund from obtaining a similar license. In addition, certain activities could cause the suspension or revocation of the Fund's license.

Political events in foreign countries may cause market disruptions.  In June 2016, the United Kingdom (“UK”) voted in a referendum to leave the European Union (“EU”) (“Brexit”).  Effective January 31, 2020, the UK ceased to be a member of the EU and, following a transition period during which the EU and the UK Government engaged in a series of negotiations regarding the terms of the UK’s future relationship with the EU, the EU and the UK Government signed an agreement on December 30, 2020 regarding the economic relationship between the UK and the EU. This agreement became effective

Calvert Research Index Funds18Prospectus dated February 1, 2023 on a provisional basis on January 1, 2021 and entered into full force on May 1, 2021. There remains significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of the possible political, regulatory, economic, and market outcomes in the UK, EU and beyond are difficult to predict.  The end of the Brexit transition period may cause greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence, and an increased likelihood of a recession in the UK.  If one or more additional countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted.

As an alternative to holding foreign-traded investments, the Fund may invest in U.S. dollar-denominated investments of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market including depositary receipts, such as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), which evidence ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the political and economic risks of the underlying issuer’s country, as well as in the case of depositary receipts traded on foreign markets, currency risk.  Depositary receipts may be sponsored or unsponsored. Unsponsored depositary receipts are established without the participation of the issuer. As a result, available information concerning the issuer of an unsponsored depository receipt may not be as current as for sponsored depositary receipts, and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer. Unsponsored depositary receipts may involve higher expenses, may not pass through voting or other shareholder rights and may be less liquid.  Unless otherwise stated in the Fund Summary, such investments are not subject to any stated limitation on investing in foreign securities.

Foreign Currencies. The value of foreign assets and currencies as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations, application of foreign tax laws (including withholding tax), governmental administration of economic or monetary policies (in this country or abroad), and relations between nations and trading.  Foreign currencies also are subject to settlement, custodial and other operational risks. Currency exchange rates can be affected unpredictably by intervention, or the failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.  If the U.S. dollar rises in value relative to a foreign currency, a security denominated in that foreign currency will be worth less in U.S. dollars. If the U.S. dollar decreases in value relative to a foreign currency, a security denominated in that foreign currency will be worth more in U.S. dollars.  A devaluation of a currency by a country’s government or banking authority will have a significant impact on the value of any investments denominated in that currency.  Costs are incurred in connection with conversions between currencies.

Emerging Markets Investments. The risks of foreign investments can be more significant in emerging markets. Unless otherwise provided in the Fund’s principal investment strategies, an emerging market country is any country determined by the investment adviser to have an emerging market economy, considering factors such as the country’s political and economic stability, and the development of its financial and capital markets. Emerging markets may offer higher potential for gains and losses than investments in the developed markets of the world. Political and economic structures in emerging market countries generally lack the social, political and economic stability of developed countries, which may affect the value of the Fund’s investments in these countries and also the ability of the Fund to access markets in such countries. Securities markets within emerging market countries may experience low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets. Governmental actions can have a significant effect on the economic conditions in emerging market countries, which also may adversely affect the value and liquidity of the Fund’s investments. In particular, trade disputes may result in governmental actions that could have an adverse effect on investments in emerging market countries, including but not limited to restrictions on investments in, or required divestment of, particular issuers or industries. Such actions may effectively restrict or eliminate the Fund's ability to purchase or sell investments in emerging market countries, and thus may make them less liquid or more difficult to value, or may force the Fund to sell or otherwise dispose of such investments at inopportune times or prices.  There may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Additionally, a lack of publicly available information about issuers in emerging markets may affect the accuracy of Index computation, construction and/or rebalancing, as well as Index component weighting, and may impede effective oversight of these processes. The laws of emerging market countries relating to the limited liability of corporate shareholders, fiduciary duties of officers and directors, and bankruptcy of state enterprises are generally less developed than or different from such laws in the United States. It may be more difficult to make a claim or obtain a judgment in the courts of these countries than it is in the United States. In addition, due to jurisdictional limitations, U.S. authorities (e.g., SEC and the U.S. Department of Justice) may be limited in their ability to enforce regulatory or legal obligations in emerging market countries. The possibility of fraud, negligence, undue influence being exerted by an issuer or refusal to recognize ownership exists in some emerging markets. The prices at which investments

Calvert Research Index Funds19Prospectus dated February 1, 2023 may be acquired may be affected by trading by persons with information that is not publicly available and by securities transactions by brokers in anticipation of transactions in particular securities. Disruptions due to work stoppages and trading improprieties in foreign securities markets have caused such markets to close. If extended closings were to occur in stock markets where the Fund is heavily invested, the Fund’s ability to redeem Fund shares could become impaired. In such circumstances, the Fund may have to sell more liquid securities than it would otherwise choose to sell.  Emerging market securities are also subject to speculative trading, which contributes to their volatility.

Investments in the China Region.  Economies of countries in the China region differ from the U.S. economy in various ways, such as structure, general development, government involvement, wealth distribution, interest rates, rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the China region are affected by developments in the economies and government actions of their principal trading partners, such as the imposition of trading restrictions.  Although larger and/or more established than many emerging markets, markets in the China region carry the high levels of risk associated with emerging markets including, among others, greater political, economic and social instability, market volatility caused by potential regional or territorial conflicts or natural disasters (such as monsoons), and price volatility and a lack of liquidity in securities. Accounting, auditing, financial, and other reporting standards, practices and disclosure requirements in China are different, sometimes in fundamental ways, from those in the United States and certain Western European countries.  For example, financial reporting for companies domiciled in China does not have as much regulatory oversight as reporting for companies in the United States.  Consequently, investments in the China region are subject to the risk of confiscatory taxation, nationalization or expropriation of assets, potentially frequent changes in the law, and imperfect information.

China’s governmental actions and the actions of other governments can have a significant effect on the economic conditions in the China region, which could adversely affect the value and liquidity of investments. The Chinese central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. For example, the Chinese government may restrict investment in companies or industries considered important to national interests, or intervene in the financial markets, such as by imposing trading restrictions, or banning or curtailing short selling. In addition, the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. It may do so in the future as well, potentially having a significant adverse effect on economic conditions in the China region.

The Chinese government also maintains strict currency controls and imposes repatriation restrictions in order to achieve economic, trade and political objectives and regularly intervenes in the currency market. The imposition of currency controls and repatriation restrictions may negatively impact the performance and liquidity of the Fund as capital may become trapped in the China region. Chinese yuan currency exchange rates can be very volatile and can change quickly and unpredictably.  Although the Chinese government has begun to institute legal and economic reform policies, there can be no assurances that it will continue to pursue such policies or, if it does, that such policies will succeed.

The Chinese securities markets are emerging markets characterized by greater price volatility relative to U.S. markets. In addition, there is less regulation and monitoring of Chinese securities markets and the activities of investors, brokers and other participants than in the United States.

The China region is highly dependent upon trading with key partners, including the U.S., and export growth continues to play a major role in China’s economic growth. Increasing trade tensions, particularly regarding tariffs and trading arrangements between the U.S. and China has may result in additional tariffs or other actions that could have an adverse effect on an investment in the China region, including but not limited to restrictions on investments in certain Chinese companies. Reductions in spending on Chinese products or increased tariffs on trade activity between China and the U.S. and other key trading partners could have an adverse impact on the Chinese economy and Chinese investments. Moreover, a slowdown in other significant economies of the world, such as the United States, the European Union and certain Asian countries, may adversely affect economic growth in China. In addition, as demonstrated by protests in recent years over Hong Kong’s semi-autonomous political structure and economic and legal freedoms, Hong Kong’s evolving relationship with the central government in Beijing has been a source of political unrest and may result in economic disruption.

H-Shares Risk.  H-shares are foreign securities which, in addition to the risks described herein, are subject to the risk that the Hong Kong stock market may behave very differently from the mainland Chinese stock market. There may be little to no correlation between the performance of the Hong Kong stock market and the mainland Chinese stock market.

Calvert Research Index Funds20Prospectus dated February 1, 2023

Variable Interest Entities.  A Fund may gain economic exposure to certain operating companies in China through legal structures known as variable interest entities (“VIEs”). From time to time, a Fund’s investments in U.S.-listed shell companies relying on VIE structures to consolidate China-based operations may be significant. In a VIE structure, a China-based operating company (“Operating Company”) typically establishes an offshore shell company (“Shell Company”) in another jurisdiction, such as the Cayman Islands, which then enters into service and other contracts with the Operating Company and issues shares on a foreign exchange, like the New York Stock Exchange or Hong Kong Exchange. Investors in VIEs hold stock in the Shell Company rather than directly in the Operating Company and the Shell Company may not own stock or other equity in the Operating Company. Certain Chinese companies have used VIEs to facilitate foreign investment because of Chinese governmental prohibitions or restrictions on non-Chinese ownership (e.g., by U.S. persons and entities such as the Funds) of companies in certain industries in China. Through a VIE arrangement, the Operating Companies indirectly raise capital from U.S. investors without distributing ownership of the Operating Companies to U.S. investors.

Investments in VIEs are subject to risks in addition to those generally associated with investments in China. For example, breaches of the contractual arrangements, changes in Chinese law with respect to enforceability or permissibility of these arrangements or failure of these contracts to function as intended would likely adversely affect an investment in a VIE. In addition, VIEs are also subject to the risk of inconsistent and unpredictable application of Chinese law, that the Shell Company may lose control over the Operating Company and that the equity owners of the Operating Company may have interests conflicting with those of the Shell Company’s investors. There is also uncertainty related to the Chinese taxation of VIEs and the Chinese tax authorities may take positions which result in increased tax liabilities. Thus, investors, such as the Funds, face risks and uncertainty about future actions or intervention by the government of China at any time and without notice that could suddenly and significantly affect VIEs and the enforceability of the Shell Company’s contractual arrangements with the Operating Company. If these risks materialize, the value of investments in VIEs could be significantly adversely affected and a Fund could incur significant losses with no recourse available.

Cash and Money Market Instruments; Temporary Defensive Positions.  The Fund may invest in cash or money market instruments, including high quality short-term instruments or an affiliated or unaffiliated investment company that invests in such instruments.  During unusual market conditions, including for temporary defensive purposes, the Fund may invest up to 100% of its assets in cash or money market instruments, which may be inconsistent with its investment objective(s) and other policies, and as such, the Fund may not achieve its investment objective(s) during this period.

Money market instruments may be adversely affected by market and economic events, such as a sharp rise in prevailing short-term interest rates; adverse developments in the banking industry, which issues or guarantees many money market instruments; adverse economic, political or other developments affecting issuers of money market instruments; changes in the credit quality of issuers; and default by a counterparty.

Securities Lending.  The Fund may lend its portfolio securities to broker-dealers and other institutional borrowers.  During the existence of a loan, the Fund will continue to receive the equivalent of the interest paid by the issuer on the securities loaned, or all or a portion of the interest on investment of the collateral, if any. The Fund may pay lending fees to such borrowers. Loans will only be made to firms that have been approved by the investment adviser, and the investment adviser or the securities lending agent will periodically monitor the financial condition of such firms while such loans are outstanding. Securities loans will only be made when the investment adviser believes that the expected returns, net of expenses, justify the attendant risks.  Securities loans currently are required to be secured continuously by collateral in cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned.  The Fund may engage in securities lending to generate income.  Upon return of the loaned securities, the Fund would be required to return the related collateral to the borrower and may be required to liquidate portfolio securities in order to do so.  The Fund may lend up to one-third of the value of its total assets or such other amount as may be permitted by law.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially.  To the extent that the portfolio securities acquired with such collateral have decreased in value, it may result in the Fund realizing a loss at a time when it would not otherwise do so. As such, securities lending may introduce leverage into the Fund. The Fund also may incur losses if the returns on securities that it acquires with cash collateral are less than the applicable rebate rates paid to borrowers and related administrative costs.

Cybersecurity Risk.  With the increased use of technologies by Fund service providers to conduct business, such as the Internet, the Fund is susceptible to operational, information security and related risks. The Fund relies on communications technology, systems, and networks to engage with clients, employees, accounts, shareholders, and service providers, and a cyber incident may inhibit the Fund’s ability to use these technologies. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that

Calvert Research Index Funds21Prospectus dated February 1, 2023 does not require gaining unauthorized access, such as causing denial-of-service attacks on websites. A denial-of-service attack is an effort to make network services unavailable to intended users, which could cause shareholders to lose access to their electronic accounts, potentially indefinitely. Employees and service providers also may not be able to access electronic systems to perform critical duties for the Fund, such as trading and NAV calculation, during a denial-of-service attack. There is also the possibility for systems failures due to malfunctions, user error and misconduct by employees and agents, natural disasters, or other foreseeable and unforeseeable events.

Because technology is consistently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund's ability to plan for or respond to a cyber attack. Similar types of cybersecurity risks also are present for issuers of securities in which the Fund invests, which could have material adverse consequences for those issuers and result in a decline in the market price of their securities. Furthermore, as a result of cyber attacks, technological disruptions, malfunctions or failures, an exchange or market may close or suspend trading in specific securities or the entire market, which could prevent the Fund from, among other things, buying or selling the Fund or accurately pricing its securities. Like other funds and business enterprises, the Fund and its service providers have experienced, and will continue to experience, cyber incidents consistently. In addition to deliberate cyber attacks, unintentional cyber incidents can occur, such as the inadvertent release of confidential information by the Fund or its service providers.

The Fund uses third party service providers who are also heavily dependent on computers and technology for their operations. Cybersecurity failures by or breaches of the Fund’s investment adviser or administrator and other service providers (including, but not limited to, the custodian or transfer agent), and the issuers of securities in which the Fund invests, may disrupt and otherwise adversely affect their business operations. This may result in financial losses to the Fund, impede Fund trading, interfere with the Fund’s ability to calculate its NAV, limit a shareholder’s ability to purchase or redeem shares of the Fund or cause violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, litigation costs, or additional compliance costs. While many of the Fund’s service providers have established business continuity plans and risk management systems intended to identify and mitigate cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. The Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund and issuers in which the Fund invests.  The Fund and its shareholders could be negatively impacted as a result.

About the Indexes.  CRM and each Fund make no representation or warranty, express or implied, to the owners of shares of a Fund or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly or the ability of the Index to track general stock market performance. CRM is the owner of each Index. CRM has no obligation to take the needs of a Fund or the owners of shares of a Fund, or the requirements of the 1940 Act, into consideration in determining, composing, or calculating each Index.  CRM and each Fund do not guarantee the accuracy, completeness, or performance of each Index or the data included therein and shall have no liability in connection with each Index or Index calculation. An Index’s past performance is not necessarily an indication of how the Index will perform in the future. It is not possible to invest directly in an Index. CRM has contracted with an independent calculation agent to calculate each Index. The method for calculating and constructing each Index may change over time.

Geopolitical Risk.  The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in a Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political discord, war or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. Other financial, economic and other global market and social developments or disruptions may result in similar adverse circumstances, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods).

Such global events may negatively impact broad segments of businesses and populations, cause a significant negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price, and/or exacerbate pre-existing political, social and economic risks to the Fund. The Fund’s operations may be interrupted and any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. There is a risk that you may lose money by investing in the Fund.

Calvert Research Index Funds22Prospectus dated February 1, 2023

Recent Market Conditions.  The outbreak of COVID-19 and efforts to contain its spread have resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus, and the effects of other infectious illness outbreaks, epidemics or pandemics, may be short term or may continue for an extended period of time. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. For example, a global pandemic or other widespread health crisis could cause substantial market volatility and exchange trading suspensions and closures.  In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers. The coronavirus outbreak and public and private sector responses thereto have led to large portions of the populations of many countries working from home for indefinite periods of time, temporary or permanent layoffs, disruptions in supply chains, and lack of availability of certain goods. The impact of such responses could adversely affect the information technology and operational systems upon which the Fund and the Fund’s service providers rely, and could otherwise disrupt the ability of the employees of the Fund’s service providers to perform critical tasks relating to the Fund. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund.

General.  Each Fund's 80% Policy will not be changed unless shareholders of that Fund are given at least 60 days' advance written notice of the change. Unless otherwise stated, the Fund's investment objective and certain other policies may be changed without shareholder approval.  Shareholders will receive 60 days' advance written notice of any material change in the investment objective. The Fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or the SAI.

The Fund’s annual operating expenses are expressed as a percentage of the Fund’s average daily net assets and may change as Fund assets increase and decrease over time.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective.   In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund.  Mutual funds, investment advisers, other market participants and many securities markets are subject to rules and regulations and the jurisdiction of one or more regulators.  Changes to applicable rules and regulations or to widely accepted market conventions or standards could have an adverse effect on securities markets and market participants, as well as on the Fund’s ability to execute its investment strategy.  With the increased use of technologies by Fund service providers, such as the Internet, to conduct business, the Fund is susceptible to operational, information security and related risks.  See “Additional Information about Investment Strategies and Risks” in the Fund’s SAI.

About Responsible Investing

Investment Selection Process

As described above, each Fund seeks to replicate a specific Calvert Research Index (each, an “Index” and collectively, the “Indexes”).  CRM seeks to include in each Index issuers that manage ESG risk exposures adequately and that are not exposed to excessive ESG risk through their principal business activities.  Companies included in an Index are analyzed using The Calvert Principles for Responsible Investment (the “Calvert Principles”) (included as Appendix A to this Prospectus), a framework for considering ESG factors. Each issuer is evaluated relative to an appropriate peer group based on financially material ESG factors as determined by CRM.  CRM’s evaluation of a particular security’s responsible investing characteristics generally involves both quantitative and qualitative analysis.  In assessing investments, CRM generally focuses on the ESG factors relevant to the issuer’s operations, and an issuer may be acceptable for investment based primarily on such assessment.  Securities may be deemed suitable for investment even if the issuer does not operate in accordance with all elements of the Fund’s responsible investing criteria. An Index may also include and/or the Fund may invest in issuers that CRM believes are likely to operate in accordance with the Calvert Principles pending CRM’s engagement activity with such issuer. In assessing issuers for which quantitative data is limited, subjective judgments may serve as the primary basis for CRM’s evaluation.  CRM's Index Committee may, in its discretion, remove an Index component before the next reconstitution if it has been determined that such Index component no longer meets the Calvert Principles.  CRM's Index Committee may also, in its discretion, add a company that was previously excluded from the Index universe at the next rebalance if it has been determined that such company meets the Calvert Principles.

As described above, or in the SAI, each Fund may invest in cash, money market instruments and ETFs. Such investments will generally not be subject to responsible investment analysis and will not be required to be consistent with the responsible investment criteria otherwise applicable to investments made by the Fund. In addition, ETFs in which a Fund may invest may hold securities of issuers that do not operate in accordance with the Fund’s responsible investment criteria.

Calvert Research Index Funds23Prospectus dated February 1, 2023

High Social Impact Investments.  Up to 3% of a Fund's net assets may be invested in High Social Impact Investments.  High Social Impact Investments are investments that, in the Adviser’s opinion, offer the opportunity for significant sustainability and social impact.  Investments in High Social Impact Investments are not included in an Index, and a Fund’s performance may deviate from the Index it seeks to track as a result.

High Social Impact Investment debt obligations are unrated and of below-investment grade quality, and involve a greater risk of default and price decline than investment grade investments.  High Social Impact Investments are illiquid, and a Fund may be unable to dispose of them at current carrying values.

Any Fund investment in High Social Impact Investments is fair valued pursuant to valuation procedures adopted by a Fund’s Board and implemented by the Adviser. See “Valuing Shares” in this Prospectus. High Social Impact Investments by a Fund may be direct investments in an issuer or investments in an intermediate entity that then makes High Social Impact Investments, such as Calvert Impact Capital, Inc. (“CIC”) (as discussed below).

Pursuant to an exemptive order issued by the SEC, a Fund may invest in Community Investment Notes (“Notes”) issued by CIC as part of a Fund’s High Social Impact Investments. CIC is a nonstock corporation organized under the laws of the State of Maryland and designed to operate as a non-profit organization within the meaning of the Internal Revenue Code of 1986, as amended.  CIC focuses its work on offering investors the ability to support organizations that strengthen communities and sustain our planet. CIC issues Notes with fixed-rates of interest to domestic individuals and institutional investors and the proceeds from the Notes primarily are used to provide financing to community development organizations, projects, funds and other social enterprises across a variety of impact sectors, including community development, microfinance, affordable housing, small business, renewable energy, environmental sustainability, education, health, and sustainable agriculture (collectively, the “Participating Borrowers”) with missions that may include addressing climate change, supporting quality education, promoting financial inclusion, strengthening women’s empowerment, and increasing access to quality affordable housing.  CIC issues Notes with interest rates that currently range from 0%–4% and terms currently ranging from six months to 20 years, and in turn makes loans to Participating Borrowers at rates determined through consideration of the general current market, the Participating Borrower’s positive social and/or environmental impact and the Participating Borrower’s risk level.

The Adviser has licensed use of the Calvert name to CIC and provides other types of support.  An officer of the Adviser serves on the CIC Board and an independent director/trustee on the Fund Board serves as a director emeritus on the CIC Board.

Shareholder Advocacy and Corporate Responsibility

CRM uses strategic engagement and shareholder advocacy to encourage positive change in companies. CRM's activities may include, but are not limited to:

Direct Dialogue with Company Management. CRM, or its agent, may initiate dialogue with management through phone calls, letters and in-person meetings. Through its interaction, CRM seeks to learn about management’s successes and challenges and to press for improvement on issues of concern.

Proxy Voting.  As a shareholder of the companies in its portfolio, each Fund typically has an opportunity each year to express its views on issues of corporate governance and sustainability at annual stockholder meetings. CRM votes proxies consistent with CRM’s Proxy Voting Policies and Procedures attached to the SAI.

Shareholder Resolutions.  CRM may propose that companies submit resolutions to their shareholders on a variety of ESG issues. CRM believes that submitting shareholder resolutions may help establish dialogue with management and encourage companies to take action.

Management and Organization

Management. Each Fund’s investment adviser is Calvert Research and Management (“CRM”).  CRM’s address is 1825 Connecticut Avenue NW, Suite 400, Washington, DC  20009.  EV LLC (“EV”) serves as trustee of CRM, which is a subsidiary of Eaton Vance Management (“Eaton Vance”).  Prior to March 1, 2021, each of CRM, EV and Eaton Vance were direct or indirect subsidiaries of Eaton Vance Corp. (“EVC”), a Maryland corporation and publicly-held holding company with offices at Two International Place, Boston, Massachusetts 02110.

On March 1, 2021, Morgan Stanley acquired EVC (the “Transaction”), and CRM, Eaton Vance and EV each became an indirect, wholly-owned subsidiary of Morgan Stanley.  In connection with the Transaction, each Fund entered into a new investment advisory agreement with CRM.  The agreement was approved by Fund shareholders prior to the consummation of the Transaction and was effective upon its closing. Effective March 1, 2021, any fee reduction agreement previously applicable to a Fund was incorporated into its new investment advisory agreement with its investment adviser, as applicable.

Calvert Research Index Funds24Prospectus dated February 1, 2023

Morgan Stanley (NYSE: MS), whose principal offices are at 1585 Broadway, New York, New York 10036, is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.  As of September 30, 2022, Morgan Stanley’s asset management operations had aggregate assets under management of approximately $1.3 trillion.

Each Fund’s annual shareholder report covering the fiscal period ended September 30 provides information regarding the basis for the Directors’ approval of each Fund’s investment advisory agreement.

Under its investment advisory agreement with Global Energy Solutions Fund, CRM receives a monthly advisory fee equal to 0.75% of the Fund’s average daily net assets. For the fiscal year ended September 30, 2022, the effective annual advisory fee paid to CRM was 0.75% of average daily net assets. Under its investment advisory agreement with Global Water Fund, CRM receives a monthly advisory fee equal to 0.75% of the Fund’s average daily net assets up to and including the first $250 million and 0.70% of the Fund’s average daily net assets over $250 million.  For the fiscal year ended September 30, 2022, the effective annual advisory fee paid to CRM was 0.72% of average daily net assets.

The portfolio manager of each Fund is Thomas C. Seto (since December 2016).  Mr. Seto is a Vice President of CRM and Head of Investment Management at Parametric Portfolio Associates LLC (“Parametric”), an affiliate of CRM, and was previously Director of Portfolio Management at Parametric for more than five years. Mr. Seto has been an employee of the Eaton Vance organization for more than five years and currently manages other funds and portfolios.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of Fund shares.

CRM serves as administrator of each Fund, providing each Fund with administrative services and related office facilities.  In return, each Class of a Fund is authorized to pay CRM a monthly administrative fee equal to 0.12% annually of average daily net assets. For the fiscal year ended September 30, 2022, the administrative fee paid to CRM by each Class of a Fund was 0.12% of average daily net assets.

Eaton Vance provides sub-transfer agency and related services to Calvert mutual funds pursuant to a Sub-Transfer Agency Support Services Agreement.  For its services under the agreement, Eaton Vance receives an aggregate fee from such funds equal to its actual expenses incurred in performing such services.

Organization. Each Fund is a series of Calvert Impact Fund, Inc., a Maryland corporation.  Each Fund offers multiple classes of shares.  Each Class represents a pro rata interest in a Fund but is subject to different expenses and rights.  The Funds do not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (such as electing or removing Directors, approving management or advisory contracts or changing investment policies that may only be changed with shareholder approval).

Because the Funds use this combined Prospectus, a Fund could be held liable for a misstatement or omission made about another Fund.

Valuing Shares

You may buy or sell (redeem) shares of each Fund at the NAV next determined for the class after receipt of your order in good order, plus any applicable sales charge. Each Fund’s NAV is determined as of the close of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business (typically Monday through Friday) (the “Pricing Time”). Each Fund is closed for business and will not issue a NAV on the following business holidays and any other business day that the NYSE is closed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  On holidays or other days when the NYSE is closed, the NAV is generally not calculated and a Fund generally does not transact purchase or redemption requests.  However, on those days, the value of a Fund’s assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.  In addition, trading of securities that are primarily listed on foreign exchanges may take place on weekends and other days when a Fund does not price its interests or transact purchase or redemption requests.

If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, a Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as its investment adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the investment adviser’s opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the investment adviser in accordance with applicable fair value pricing policies and in accordance with applicable law. A Fund may elect to remain open and price its shares on days when the NYSE is closed but the primary securities markets on which the

Calvert Research Index Funds25Prospectus dated February 1, 2023

Fund’s securities trade remain open. Therefore, to the extent, if any, that a Fund invests in securities primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares. When purchasing or redeeming Fund shares through a financial intermediary, your financial intermediary must receive your order by the close of regular trading on the NYSE in order for the purchase price or the redemption price to be based on that day’s net asset value per share. It is the financial intermediary’s responsibility to transmit orders promptly. Each Fund may accept purchase and redemption orders as of the time of their receipt by certain financial intermediaries (or their designated intermediaries).

The Board has adopted procedures for valuing investments (the “Procedures”) and has delegated to its investment adviser(s), as valuation designee, the daily valuation of such investments. Pursuant to the Procedures, securities and other investments held by a Fund for which market quotations are readily available are generally valued at market value. Exchange-listed investments (including certain derivatives) are normally valued at last sale or closing prices.  Exchange-traded options are valued at the mean of the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options, or by the relevant exchange or board of trade for non-U.S. listed options.  Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services.  Most loans and other debt obligations are valued using prices supplied by one or more pricing services.

Pursuant to the Procedures, if market quotations are not readily available (or otherwise not reliable) for a particular investment, the fair value of the investment will be determined by the investment adviser(s), as valuation designee. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that a Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. As such, a Fund will use fair value pricing if, for example, market prices or a pricing service's prices (as applicable) are unavailable or deemed unreliable, or if events occur after the close of a securities market (usually a foreign market) and before portfolio assets are valued that cause or are likely to cause a market quotation to be unavailable or unreliable, such as corporate actions, regulatory news, or natural disasters or governmental actions that may affect investments in a particular sector, country or region.  In addition, for foreign equity securities and total return swaps and futures contracts on foreign indices that meet certain criteria, the Board has approved the use of a fair value service that values such investments to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other investments that have a strong correlation to the fair valued investments.  An investment that is fair valued may be valued at a price higher or lower than (i) actual market quotations, (ii) the value determined by other funds using their own fair valuation procedures, or (iii) the price at which the investment could have been sold during the period in which fair valuation was used with respect to such investment to calculate a Fund’s NAV.  Because foreign investments held by a Fund, if any, may trade on days when Fund shares are not priced, the value of such investments, and thus the net asset value of a Fund’s shares, can change on days when Fund shares cannot be redeemed or purchased. CRM has established a Valuation Committee that oversees the valuation of investments.

Purchasing Shares

Set forth below is information about the manner in which each Fund offers shares. A financial intermediary may offer Fund shares subject to variations in or elimination of the Fund sales charges (“variations”), provided such variations are described in this Prospectus. All variations described in Appendix B are applied by, and the responsibility of, the identified financial intermediary. Sales charge variations may apply to purchases, sales, exchanges and reinvestments of Fund shares and a shareholder transacting in Fund shares through an intermediary identified on Appendix B should read the terms and conditions of Appendix B carefully. See also “Shareholder Account Features – ‘Street Name’ Accounts.” For the variations applicable to shares offered through certain financial intermediaries, please see Appendix B – Financial Intermediary Sales Charge Variations. A variation that is specific to a particular financial intermediary is not applicable to shares held directly with a Fund or through another intermediary.

You may purchase shares through your financial intermediary or by mailing an account application form to the transfer agent (see back cover for address).  Purchase orders will be executed at the net asset value (plus any applicable sales charge) next determined after their receipt in proper form (meaning that the order is complete and contains all necessary information) by a Fund’s transfer agent.  A Fund’s transfer agent or your financial intermediary must receive your purchase in proper form no later than the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) for your purchase to be effected at that day’s net asset value.  If you purchase shares through a financial intermediary, that intermediary may charge you a fee for executing the purchase for you.

Each Fund may suspend the sale of its shares at any time and any purchase order may be refused for any reason.  The U.S. registered Calvert funds generally do not accept investments from residents of the European Union, the United Kingdom or Switzerland.  The Calvert funds also do not accept investments from other non-U.S. residents, provided that a fund may accept investments from certain non-U.S. investors at the discretion of the principal underwriter.  The Funds do not issue share certificates.

Calvert Research Index Funds26Prospectus dated February 1, 2023

As used throughout this Prospectus, the term “employer sponsored retirement plan” includes the following: an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Code (such as a 401(k) plan, money purchase pension, profit sharing and defined benefit plan); ERISA covered 403(b) plan; Taft-Hartley multi-employer plan; and non-qualified deferred compensation arrangements that operate in a similar manner to a qualified retirement plan (including 457 plans and executive deferred compensation arrangements). Individual Retirement Accounts (“IRAs”) are not employer sponsored retirement plans for purposes of this definition.

Class A and Class C Shares

Your initial investment must be at least $1,000.  After your initial investment, additional investments may be made in any amount at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address).  Please include your name and account number and the name of the Fund and Class of shares with each investment.  Each Fund no longer accepts direct purchases of Class C shares by accounts for which no broker-dealer or other financial intermediary is specified.  Any direct purchase received by a Fund's transfer agent for Class C shares of such accounts will automatically be invested in Class A shares.

The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts, certain group purchase plans (including employer sponsored retirement plans and proprietary fee-based programs sponsored by financial intermediaries) and for persons affiliated with CRM, its affiliates and certain Fund service providers (as described in the SAI).

Class I Shares

Your initial investment must be at least $1,000,000, except as noted below.  Class I shares are offered to clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform.  Such clients may include individuals, corporations, endowments, foundations and employer sponsored retirement plans.  Class I shares may also be available through brokerage platforms of broker-dealer firms that have agreements with a Fund’s principal underwriter to offer Class I shares solely when acting as an agent for the investor.  An investor acquiring Class I shares through such platforms may be required to pay a commission and/or other forms of compensation to the broker.  Each Fund offers other share classes that have different fees and expenses. Class I shares also are offered to investment and institutional clients of CRM and its affiliates and certain persons affiliated with CRM.

The Class I minimum initial investment is waived for persons affiliated with CRM, its affiliates and certain Fund service providers (as described in the SAI). The minimum initial investment also is waived for: (i) permitted exchanges; (ii) employer sponsored retirement plans; (iii) corporations, endowments and foundations with assets of at least $100 million; (iv) Class I shares purchased through the brokerage platforms described above; and (v) accounts of clients of financial intermediaries who (a) charge an ongoing fee for advisory, investment, consulting or similar services, or (b) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform (in each case, as described above).

Class I shares may be purchased through a financial intermediary or by requesting your bank to transmit immediately available funds (Federal Funds) by wire.  To make an initial investment by wire, you must complete an account application and telephone Calvert Shareholder Services at 1-800-368-2745 to be assigned an account number.  You may request an account application by calling 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:30 p.m. (Eastern Time) and Friday, 9:00 a.m. to 5:00 p.m. (Eastern Time).  Shareholder Services must be advised by telephone of each additional investment by wire.

Subsequent Investments. Subsequent investments of any amount may be made at any time, including through automatic investment each month or quarter from your bank account. You may make automatic investments of $50 or more each month or each quarter from your bank account provided such investments equal a minimum of $200 per year. You can establish bank automated investing on the account application or by providing written instructions to the Fund’s transfer agent. Please call 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:30 p.m. (Eastern Time) and Friday, 9:00 a.m. to 5:00 p.m. (Eastern Time) for further information.

You also may make additional investments by accessing your account via the Calvert website at www.calvert.com. The trade date of purchases made through the Internet from a pre-designated bank account will be the day the purchase is requested through the Calvert website (provided the request is on a business day and submitted no later than the close of regular trading on the NYSE). For more information about purchasing shares through the Internet, please call 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:30 p.m. (Eastern Time) and Friday, 9:00 a.m. to 5:00 p.m. (Eastern Time).

Calvert Research Index Funds27Prospectus dated February 1, 2023

Inactive Accounts.  In accordance with state “unclaimed property” (also known as “escheatment”) laws, your Fund shares may legally be considered abandoned and required to be transferred to the relevant state if no account activity or contact with the Fund or your financial intermediary occurs within a specified period of time.  Please initiate contact a least once per calendar year and maintain a current and valid mailing address on record for your account.  For more information, please see https://www.calvert.com/mutual-funds-and-abandoned-property.php or please contact us at 1-800-368-2745.

Restrictions on Excessive Trading and Market Timing.  The Funds are not intended for excessive trading or market timing.  Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall.  By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales (including exchanges, if permitted) of a fund’s shares may dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management.  In particular, excessive purchases and sales of a fund’s shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

A fund that invests all or a portion of its assets in foreign securities may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of fund share prices that may not reflect developments in a foreign securities market that occur after the close of such market but prior to the pricing of fund shares.  In addition, a fund that invests in securities that are, among other things, thinly traded, traded infrequently or illiquid, is susceptible to the risk that the current market price for such securities may not accurately reflect current market values.  A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as “price arbitrage”).  The investment adviser is authorized to use the fair value of a security if prices are unavailable or are deemed unreliable (see “Valuing Shares”).  The use of fair value pricing and the restrictions on excessive trading and market timing described below are intended to reduce a shareholder’s ability to engage in price or time zone arbitrage to the detriment of the Funds.

The Boards of the Calvert funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects (the “Policy”).  Under the Policy, the Board has delegated to Eaton Vance, acting in its capacity as the Fund’s sub-transfer agent, the responsibility to reject or cancel a purchase order, suspend or terminate an exchange privilege or terminate the ability of a shareholder to invest in the Calvert funds if Eaton Vance determines that a proposed transaction involves market timing or excessive trading that it believes is likely to be detrimental to a Fund.

Pursuant to the Policy, “two round-trips” completed by a Fund shareholder within 90 days through one or more accounts (the “Limitation”) generally will be deemed to be indicative of market timing or trading excessively in fund shares.  A “round trip” is defined as a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the Fund.  Purchases and redemptions subject to the Limitation include those made by exchanging to or from another fund. Eaton Vance will evaluate transactions in Fund shares that violate the Limitation to determine whether they are likely to be detrimental to the Fund. In making such a determination, Eaton Vance may consider various factors, such as the amount, frequency and nature of trading activity. If such a determination is made, a Fund shareholder may be subject to restrictions on trading Fund shares, as described above.  Eaton Vance uses reasonable efforts to detect market timing and excessive trading activity that is likely to be detrimental to a Fund, but it cannot ensure that it will be able to identify all such cases.  Eaton Vance may also reject or cancel any purchase order (including an exchange) from a shareholder or group of shareholders for any other reason.  In applying the Policy, and in particular when determining whether a transaction is likely to be detrimental to a Fund, Eaton Vance will be required to make judgments that are inherently subjective and will depend on the specific facts and circumstances. Such determinations will be made in a manner believed to be in the best interest of a Fund’s shareholders.  No Calvert fund has any arrangement to permit market timing.

The following Fund share transactions generally are exempt from the Policy because they generally do not raise market timing or excessive trading concerns:

•transactions (i) made pursuant to a Fund’s systematic purchase, exchange or redemption plan, (ii) made as the result of automatic reinvestment of dividends or distributions, or (iii) initiated by a Fund (e.g., for transactions due to a failure to meet applicable account minimums);

•transactions made by participants in employer sponsored retirement plans involving (i) participant payroll or employer contributions or loan repayments, (ii) redemptions as part of plan terminations or at the direction of the plan, mandatory retirement distributions, or (iii) rollovers;

Calvert Research Index Funds28Prospectus dated February 1, 2023

•transactions in shares of Calvert Ultra-Short Duration Income Fund; or

•investments in a fund by ReFlow in connection with the ReFlow liquidity program (if applicable to a Fund, the ReFlow liquidity program is described under “Investment Objectives & Principal Policies and Risks” above).

The following Fund share transactions generally are exempt from the Limitation; however, these transactions are subject to monitoring by Eaton Vance and may be subject to restrictions if deemed likely to be detrimental to a Fund:

•transactions made by model-based discretionary advisory accounts; or

•transactions made by funds that invest in a Fund as part of an asset reallocation in accordance with their investment policies or in response to Fund inflows and outflows.

It may be difficult for Eaton Vance to identify market timing or excessive trading in omnibus accounts traded through financial intermediaries.  Eaton Vance has provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies and retirement administrators) concerning the application of the Policy to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to a Fund.  Eaton Vance may rely on a financial intermediary’s policy to restrict market timing and excessive trading if it believes that policy is likely to prevent market timing that is likely to be detrimental to the Fund.  Such policy may be more or less restrictive than the Policy.  Although Eaton Vance reviews trading activity at the omnibus account level for activity that indicates potential market timing or excessive trading activity, Eaton Vance typically will not request or receive individual account data unless suspicious trading activity is identified.  Eaton Vance generally relies on financial intermediaries to monitor trading activity in omnibus accounts in good faith in accordance with their own policies or the Policy.  Eaton Vance cannot ensure that these financial intermediaries will in all cases apply the Policy or their own policies, as the case may be, to accounts under their control.

Choosing a Share Class. Each Fund offers different classes of shares.  The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and privileges, and will likely have different share prices due to differences in class expenses.  A share class also may be subject to a sales charge.  In choosing the class of shares that suits your investment needs, you should consider:

•how long you expect to own your shares;

•how much you intend to invest; and

•the total operating expenses associated with owning each class.

Each investor’s considerations are different.  You should speak with your financial intermediary to help you decide which class of shares to purchase.  Set forth below is a brief description of each class of shares offered by the Funds.

Class A shares are offered at net asset value plus a front-end sales charge of up to 5.25%.  This charge is deducted from the amount you invest.  The Class A sales charge is reduced for purchases of $50,000 or more.  The sales charge applicable to your purchase may be reduced under the right of accumulation or a statement of intention, which are described in “Reducing or Eliminating Class A Sales Charges” under “Sales Charges” below.  Some investors may be eligible to purchase Class A shares at net asset value under certain circumstances, which are also described below.  Class A shares pay distribution and service fees equal to 0.25% annually of average daily net assets.

Class C shares are offered through financial intermediaries at net asset value with no front-end sales charge.  If you sell your Class C shares within 12 months of purchase, you generally will be subject to a contingent deferred sales charge or “CDSC.”  The CDSC is deducted from your redemption proceeds.  Under certain circumstances, the CDSC for Class C may be waived (such as certain redemptions from employer sponsored retirement plans).  See “CDSC Waivers” under “Sales Charges” below.  Class C shares pay distribution and service fees equal to 1.00% annually of average daily net assets.  Orders for Class C shares of one or more Calvert funds will be refused when the total value of the purchase (including the aggregate market value of all Calvert fund shares held within the purchasing shareholder’s account(s)) is $1 million or more.  Investors considering cumulative purchases of $1 million or more should consider whether another Class of shares would be more appropriate and consult their financial intermediary.  Each Fund no longer accepts direct purchases of Class C shares by accounts for which no broker-dealer or other financial intermediary is specified.  Any direct purchase received by a Fund’s transfer agent for Class C shares for such accounts will automatically be invested in Class A shares.  In addition, Class C shares held in an account for which no financial intermediary is specified and which are not subject to a CDSC will periodically be converted to Class A shares.

Class I shares are offered to clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform.  Such clients may include individuals, corporations, endowments, foundations and employer sponsored retirement plans.  Class I shares may also be

Calvert Research Index Funds29Prospectus dated February 1, 2023 available through brokerage platforms of broker-dealer firms that have agreements with the Fund’s principal underwriter to offer Class I shares solely when acting as an agent for the investor.  An investor acquiring Class I shares through such platforms may be required to pay a commission and/or other forms of compensation to the broker.  Class I shares are also offered to investment and institutional clients of CRM and its affiliates, and certain persons affiliated with CRM (including employees, officers and directors of CRM’s affiliates). Class I shares do not pay distribution or service fees.

Payments to Financial Intermediaries. In addition to payments disclosed under “Sales Charges” below, the principal underwriter, out of its own resources, may make cash payments to certain financial intermediaries (which may include affiliates of the principal underwriter and investment adviser) who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Calvert funds in preferred or specialized selling programs.  Payments made by the principal underwriter to a financial intermediary may be significant and are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that financial intermediary.  Financial intermediaries also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Calvert funds.  The principal underwriter may pay or allow other promotional incentives or payments to financial intermediaries to the extent permitted by applicable laws and regulations.

Certain financial intermediaries that maintain fund accounts for the benefit of their customers provide sub-accounting, recordkeeping and/or administrative services to the Calvert funds and are compensated for such services by the funds.  As used in this Prospectus, the term “financial intermediary” includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, a retirement plan and/or its administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.

Sales Charges

Class A Front-End Sales Charge.  Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment.  The current sales charge schedule is:

Amount of Purchase	Sales Charge* as a Percentage of Offering Price	Sales Charge* as a Percentage of Net Amount Invested	Dealer Commission as a Percentage of Offering Price
Less than $50,000	5.25%	5.54%	4.75%
$50,000 but less than $100,000	4.50%	4.71%	4.00%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.50%
$1,000,000 or more	0.00**	0.00**	TIERED**

*Because the Offering Price per share, which includes the front-end sales charge, is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.

**No sales charge is payable at the time of purchase on investments of $1 million or more.  The principal underwriter will pay a commission to financial intermediaries on sales of $1 million or more as follows: 1.00% on amounts of $1 million or more but less than $4 million; plus 0.50% on amounts of $4 million but less than $15 million; plus 0.25% on amounts of $15 million or more.  A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within 12 months of purchase.

Reducing or Eliminating Class A Sales Charges.  Front-end sales charges on purchases of Class A shares may be reduced under the right of accumulation or under a statement of intention.  To receive a reduced sales charge, you must inform your financial intermediary or a Fund at the time you purchase shares that you qualify for such a reduction.  If you do not let your financial intermediary or the Fund know you are eligible for a reduced sales charge at the time of purchase, you will not receive the discount to which you may otherwise be entitled.

Right of Accumulation.  Under the right of accumulation, the sales charge you pay is reduced if the current market value of your holdings in a Fund or any other Calvert fund (based on the current maximum public offering price) plus your new purchase total $50,000 or more.  Shares owned by you, your spouse and children under age twenty-one may be combined for purposes of the right of accumulation, including shares held for the benefit of any of you in omnibus or “street name” accounts.  In addition, shares held in a trust or fiduciary account of which any of the foregoing persons is the sole beneficiary (including employer sponsored retirement plans and IRAs) may be combined for purposes of the right of accumulation.  Shares purchased and/or owned in a SEP, SARSEP and SIMPLE IRA plan

Calvert Research Index Funds30Prospectus dated February 1, 2023 may be combined for purposes of the right of accumulation for the plan and its participants.  You may be required to provide documentation to establish your ownership of shares included under the right of accumulation (such as account statements for you, your spouse and children or marriage certificates, birth certificates and/or trust or other fiduciary-related documents).

Statement of Intention.  Under a statement of intention, purchases of $50,000 or more made over a 13-month period are eligible for reduced sales charges.  Shares eligible under the right of accumulation (other than those included in employer sponsored retirement plans) may be included to satisfy the amount to be purchased under a statement of intention.  Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires.  A statement of intention does not obligate you to purchase (or a Fund to sell) the full amount indicated in the statement.  If during the 13-month period you redeem any of the shares that you purchased pursuant to the statement of intention, the value of the redeemed shares will not be included for purposes of satisfying your statement of intention.  For additional information about statements of intention, see “Sales Charges” in the SAI.

Class A shares are offered at net asset value (without a sales charge) to accounts of clients of financial intermediaries who (i) charge an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class A shares through a no-load network or platform, or self-directed brokerage accounts that may or may not charge transaction fees to customers; or (iii) employer sponsored retirement plans.   Class A shares also are offered at net asset value to investment and institutional clients of CRM and its affiliates; certain persons affiliated with CRM; direct purchases of shares by accounts where no financial intermediary is specified; and to certain fund service providers as described in the SAI.  Class A shares are also offered at net asset value to shareholders who make a permitted direct transfer or roll-over to a Calvert prototype IRA from an employer-sponsored retirement plan previously invested in Calvert funds (applicable only to the portion previously invested in Calvert funds), provided that sufficient documentation is provided to the transfer agent of such transfer or roll-over at the time of the account opening.  Class A shares may also be purchased at net asset value pursuant to the exchange privilege and when distributions are reinvested.  A financial intermediary may not, in accordance with its policies and procedures, offer one or more of the waiver categories described above and shareholders should consult their financial intermediary for more information.  The Fund may eliminate, modify or add to the terms of these sales charge waivers at any time without providing notice to shareholders.

Contingent Deferred Sales Charge.  Class A and Class C shares are subject to a CDSC on certain redemptions.  The CDSC generally is paid to the principal underwriter.  Class A shares purchased at net asset value in amounts of $1 million or more are subject to a 1.00% CDSC if redeemed within 12 months of purchase.  Class C shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase.  CDSCs are based on the lower of the net asset value at the time of purchase or at the time of redemption. Shares acquired through the reinvestment of distributions are exempt from the CDSC. Redemptions are made first from shares that are not subject to a CDSC.

The sales commission payable to financial intermediaries in connection with sales of Class C shares is described under “Distribution and Service Fees” below.

CDSC Waivers. CDSCs are waived for certain redemptions pursuant to a Withdrawal Plan (see “Shareholder Account Features”) and in connection with certain redemptions from employer sponsored retirement plans or IRAs to satisfy required minimum distributions or to return excess contributions made to IRAs, if applicable.  The CDSC is also waived following the death of a beneficial owner of shares (a death certificate and other applicable documents may be required). In addition, redemptions of Class C shares by certain employer sponsored retirement plans are not subject to a CDSC if the principal underwriter did not compensate such plans’ financial intermediary at the time of sale as described under “Distribution and Service Fees.”

Conversion Feature.  Effective November 5, 2020 (the “Effective Date”), Class C shares of a Fund will convert automatically to Class A shares of the Fund during the month following the eight year anniversary of the purchase of such Class C shares. If a financial intermediary that maintains a Class C shareholder’s account has not tracked the holding period for Class C shares, Class C shares held as of the Effective Date will automatically convert to Class A shares eight years after the Effective Date. In addition, Class C shares held in an account with each Fund’s transfer agent for which no financial intermediary is specified and that are not subject to a CDSC will be converted to Class A shares of the Fund periodically.

In some circumstances, the Board may determine to cease to offer and subsequently close an existing class of Fund shares. In such circumstances, the Fund may automatically convert the shares for such class into another share class, subject to prior notice to shareholders of the impacted class. Any such conversion will occur at the respective net asset value of each class as of the conversion date without the imposition of any fee or other charges by the Fund.

Calvert Research Index Funds31Prospectus dated February 1, 2023

Distribution and Service Fees. Class A and Class C shares have in effect plans under Rule 12b-1 that allow each Fund to pay distribution fees for the sale and distribution of shares and service fees for personal and/or shareholder account services (so-called “12b-1 fees”).  Class C shares pay distribution fees to the principal underwriter of 0.75% of average daily net assets annually.  Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges.  The principal underwriter generally compensates financial intermediaries on sales of Class C shares (except exchange transactions and reinvestments) in an amount equal to 1.00% of the purchase price of the shares.  After the first year, such financial intermediaries also receive 0.75% of the value of outstanding Class C shares sold by such financial intermediaries in annual distribution fees.  With respect to purchases of Class C shares by certain employer sponsored retirement plans, the principal underwriter does not compensate the financial intermediary at the time of sale.  In such cases, the financial intermediary receives 0.75% of the value of outstanding Class C shares sold by such financial intermediary in annual distribution fees immediately after the sale.  Class C shares also pay service fees to the principal underwriter equal to 0.25% of average daily net assets annually.  Class A shares pay distribution and service fees equal to 0.25% of average daily net assets annually.  After the sale of Class A shares, the principal underwriter receives the Class A distribution and service fees and generally the financial intermediary receives such fees immediately after the sale.  After the sale of Class C shares, the principal underwriter generally receives the Class C service fees for one year, thereafter financial intermediaries generally receive such fees.  With respect to purchases of Class C shares by certain employer sponsored retirement plans, the financial intermediary also receives the service fees from the principal underwriter immediately after the sale.  Such amounts are generally paid to financial intermediaries by the principal underwriter based on the value of shares sold by such financial intermediaries for shareholder servicing performed by such intermediaries.  Distribution and service fees are subject to the limitations contained in the sales charge rule of the Financial Industry Regulatory Authority, Inc.

More information about Fund sales charges is available free of charge on the Calvert website at www.calvert.com and in the SAI.  Please consult the Calvert website for any updates to Fund sales charge information before making a purchase of Fund shares.  Please consult your financial intermediary with respect to any sales charge variations listed on Appendix B.

Calvert Research Index Funds32Prospectus dated February 1, 2023

Redeeming Shares

You can redeem shares in any of the following ways:

By Mail

Send your request to the transfer agent (see back cover for address). The request must be signed exactly as your account is registered (for instance, a joint account must be signed by all registered owners to be accepted) and a Medallion signature guarantee may be required.  Circumstances that may require a Medallion signature guarantee include, but are not limited to, requests to distribute redemption proceeds to a party other than the registered account owner(s); requests to mail redemption proceeds to an address other than the address of record; requests to distribute proceeds to a bank account not on file; requests to re-issue uncashed checks representing redemption proceeds; or transaction requests from an account beneficiary when an account owner is deceased.  You can obtain a Medallion signature guarantee at banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations that participate in The Securities Transfer Agents Medallion Program, Inc. (STAMP, Inc.).  Only Medallion signature guarantees issued in accordance with STAMP, Inc. will be accepted.  You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.

By Telephone

Certain shareholders can redeem by calling 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:30 p.m. (Eastern Time) and Friday, 9:00 a.m. to 5:00 p.m. (Eastern Time). Proceeds of a telephone redemption are generally limited to $100,000 per account (which may include shares of one or more Calvert funds) and can be sent only to the account address or to a bank pursuant to prior instructions.

By Internet

Certain shareholders can redeem by logging on to the Calvert website at www.calvert.com. Proceeds of internet redemptions are generally limited to $100,000 per account (which may include shares of one or more Calvert funds) and can be sent only to the account address or to a bank pursuant to prior instructions.

For Additional Information	Please call 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:30 p.m. (Eastern Time) and Friday, 9:00 a.m. to 5:00 p.m. (Eastern Time).
Through a Financial Intermediary	Your financial intermediary is responsible for transmitting the order promptly. A financial intermediary may charge a fee for this service.

A redemption may be requested by sending a Medallion signature guaranteed letter of instruction to the transfer agent (see back cover for address) or, for telephone redemptions as described above, by calling 1-800-368-2745. Certain redemption requests, including those involving shares held by certain corporations, trusts or certain other entities and shares that are subject to certain fiduciary arrangements, may require additional documentation and may be redeemed only by mail.  The Funds' transfer agent or your financial intermediary must receive your redemption in proper form (meaning that it is complete and contains all necessary information) no later than the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) for your redemption to be effected at that day’s net asset value.  Redemption proceeds are reduced by the amount of any applicable CDSC and any federal income and state tax required to be withheld.

Redemption proceeds typically are paid to the redeeming shareholder in cash up to two business days after the redemption, but payment could take up to seven days, as permitted by the 1940 Act for the reasons discussed below.  The actual number of days following receipt of a redemption request in which the Fund typically expects to pay redemption proceeds generally will depend on how you hold your shares with the Fund.

If your shares are held in a “street name” account with a financial intermediary (see “Shareholder Account Features – ‘Street Name’ Accounts”), your intermediary will elect through National Securities Clearing Corporation (“NSCC”) to settle redemptions either one business day or two business days after the redemption date and redemption proceeds normally will be wired to your financial intermediary on the settlement date pursuant to that election.

Calvert Research Index Funds33Prospectus dated February 1, 2023

If your shares are held directly with the Funds' transfer agent, redemptions normally will be settled in one business day after the redemption date and redemption proceeds will be sent by regular mail on such date.  However, if you have given proper written authorization in advance, you may request that redemption proceeds be wired on the settlement date directly to your bank account in any bank in the United States.  While not currently charged by a Fund, you may be required to pay a wire transfer fee by your bank. If you request expedited mail delivery of your redemption proceeds and the Fund is able to accommodate your request, charges may apply. You may redeem all or a portion of the shares from your account on any day the Fund is open for business, provided the amount requested is not on hold or held in escrow pursuant to a statement of intention.  When you purchase by check or with ACH funds transfer, the purchase will be on hold for up to 10 days from the date of receipt.  During the hold period, redemption proceeds will not be sent until the transfer agent is reasonably satisfied that the purchase payment has been collected.

Each Fund typically expects to meet redemption requests by (i) distributing any cash holdings, (ii) selling portfolio investments and/or (iii) borrowing from a bank under a line of credit.  In addition to the foregoing, the Fund also may distribute securities as payment (a so-called “redemption in-kind”), in which case the redeeming shareholder may pay fees and commissions to convert the securities to cash.  Unless requested by a shareholder, each Fund generally expects to limit use of redemption in-kind to stressed market conditions, but is permitted to do so in other circumstances.  A shareholder who wishes to receive redemption proceeds in-kind must notify a Fund on or before submitting the redemption request by calling 1-800-368-2745. Securities distributed in a redemption in-kind would be valued pursuant to each Fund’s valuation procedures and selected by the investment adviser. If a shareholder receives securities in a redemption in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash and the value of such securities would be subject to price fluctuations until sold.  There can be no assurance that each Fund will manage liquidity successfully in all market environments. As a result, a Fund may not be able to pay redemption proceeds in a timely fashion because of unusual market conditions, an unusually high volume of redemption requests or other factors.  Additional information about redemptions in-kind, including the procedures for submitting such redemption requests, is contained in each Fund’s SAI.

If your account value falls below $750, you may be asked either to add to your account or redeem it within 60 days.  If you take no action, your account will be redeemed at net asset value and the proceeds sent to you.

Shareholder Account Features

Distributions.  You may have your Fund distributions paid in one of the following ways:

• Full Reinvest Option	Distributions are reinvested in additional shares. This option will be assigned if you do not specify an option.
• Partial Reinvest Option	Dividends and short-term capital gains are paid in cash* and long-term capital gains are reinvested in additional shares.
• Cash Option	Distributions are paid in cash.*
• Exchange Option

Distributions are reinvested in additional shares of any class of another Calvert fund chosen by you, subject to the terms of that fund’s prospectus.  Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives, risks, and charges and expenses carefully.

*If any distribution check remains uncashed for six months, CRM reserves the right to invest the amount represented by the check in Fund shares at the then-current net asset value of the Fund and all future distributions will be reinvested.  For accounts held directly with the Fund’s transfer agent for which the shareholder has elected to receive distributions via check, any distribution (dividend or capital gain) under $10.00 is automatically reinvested in additional shares regardless of your elected distribution option.

Information about the Funds.  From time to time, you may receive the following:

•Semiannual and annual reports containing a list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, performance information and financial statements.

•Periodic account statements, showing recent activity and total share balance.

•Tax information needed to prepare your income tax returns.

•Proxy materials, in the event a shareholder vote is required.

•Special notices about significant events affecting your Fund.

Most fund information (including semiannual and annual reports, prospectuses and proxy statements) as well as your periodic account statements can be delivered electronically.  For more information please go to www.calvert.com.

Calvert Research Index Funds34Prospectus dated February 1, 2023

You may be contacted via mail, telephone or by electronic means by officers of a Fund, by personnel of the investment adviser or administrator, by the Fund’s transfer agent, by broker-dealer firms, or by a professional solicitation organization in connection with a solicitation of proxies for a meeting of Fund shareholders.

The Calvert funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics.  A description of these policies and procedures is provided below and additionally in the SAI.  Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

Each Fund will file information regarding its portfolio holdings with the SEC on its Form N-PORT.  Each Fund’s annual and semiannual reports (as filed on Form N-CSR) and certain information filed on Form N-PORT may be viewed on the SEC’s website (www.sec.gov).  The most recent fiscal quarter-end holdings may also be viewed on the Calvert website (www.calvert.com).  Portfolio holdings information that is filed with the SEC is posted on the Calvert website approximately 60 days after the end of the quarter to which it relates.  Portfolio holdings information as of each month end is posted to the website approximately one month after such month end.  Each Fund also posts information about certain portfolio characteristics (such as top ten holdings and asset allocation) at least quarterly on the Calvert website approximately ten business days after the period and each Fund may also post performance attribution as of a month end or more frequently if deemed appropriate.

Withdrawal Plan.  You may redeem shares on a regular periodic basis by establishing a systematic withdrawal plan.  Withdrawals will not be subject to any applicable CDSC if they are, in the aggregate, less than or equal to 12% annually of the greater of either the initial account balance or the current account balance.  Because purchases of Class A shares are generally subject to an initial sales charge, Class A shareholders should not make withdrawals from their accounts while also making purchases.

Exchange Privilege.  Each class of Fund shares may be exchanged for shares of the same Class of another Calvert fund. Exchanges are made at net asset value.  If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate.  For purposes of the CDSC, your shares will continue to age from the date of your original purchase of Fund shares.  Except as described below, any class of shares of a fund may be exchanged for any other class of shares of the fund, provided that the shares being exchanged are no longer subject to a CDSC and the conditions for investing in the other class of shares described in the applicable prospectus are satisfied.  Class C shares are not permitted to be exchanged to Class A shares unless the CDSC has expired and the exchange is made to facilitate the shareholder's participation in a fee-based advisory program. See also Appendix B to this Prospectus.

Before exchanging, you should read the prospectus of the new fund carefully.  Exchanges are subject to the terms applicable to purchases of the new fund’s shares as set forth in its prospectus.  If you wish to exchange shares, write to the transfer agent (see back cover for address), log on to your account at www.calvert.com or call 1-800-368-2745.  Periodic automatic exchanges are also available.  The exchange privilege may be changed or discontinued at any time.  You will receive at least 60 days’ notice of any material change to the privilege.  This privilege may not be used for “market timing” and may be terminated for market timing accounts or for any other reason.  For additional information, see “Restrictions on Excessive Trading and Market Timing” under “Purchasing Shares.”  Ordinarily exchanges between different funds are taxable transactions for federal tax purposes, while permitted exchanges of one class for shares of another class of the same fund are not.  Shareholders should consult their tax advisors regarding the applicability of federal, state, local and other taxes to transactions in Fund shares.

Reinvestment Privilege.  If you redeem shares, you may reinvest at net asset value all or any portion of the redemption proceeds in the same account and in the same class of shares of the Fund you redeemed from or another Fund, provided that the reinvestment occurs within 90 days of the redemption, the privilege has not been used more than once in the prior 12 months, the redeemed shares were subject to a front-end sales charge or CDSC and that you are otherwise eligible to invest in that class.  Under these circumstances your account will be credited with any CDSC paid in connection with the redemption.  Any CDSC period applicable to the shares you acquire upon reinvestment will run from the date of your original share purchase.  For requests for reinvestment sent to the Fund's transfer agent, the request must be in writing.  At the time of a reinvestment, you or your financial intermediary must notify the Fund or the transfer agent that you are reinvesting redemption proceeds in accordance with this privilege.  If you reinvest, your purchase will be at the next determined net asset value following receipt of your request.

Telephone and Electronic Transactions.  You can redeem or exchange shares by telephone as described in this Prospectus.  In addition, certain transactions may be conducted through the Calvert website.  The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information).  As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions.  You may decline the telephone redemption option on the

Calvert Research Index Funds35Prospectus dated February 1, 2023 account application.  Telephone instructions are recorded.  You should verify the accuracy of your confirmation statements immediately upon receipt and notify Calvert Shareholder Services of any inaccuracies.

“Street Name” Accounts.  If your shares are held in a “street name” account at a financial intermediary, that intermediary (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments.  Because the Fund does not maintain an account for you, you should contact your financial intermediary to make transactions in shares, make changes in your account, or obtain account information.  You will not be able to utilize a number of shareholder features, such as telephone or internet transactions, directly with a Fund and certain features may be subject to different requirements.  If you transfer shares in a “street name” account to an account with another financial intermediary or to an account directly with a Fund, you should obtain historical information about your shares prior to the transfer.  If you fail to provide your full account history to your new financial intermediary following a transfer, you may be ineligible for certain features of a Fund.

Procedures for Opening New Accounts.  To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record information that identifies each new customer who opens an account with a Fund and to determine whether such person’s name appears on government lists of known or suspected terrorists or terrorist organizations.  When you open an account, the transfer agent or your financial intermediary will ask you for your name, address, date of birth (for individuals), residential or business street address (although post office boxes are still permitted for mailing) and social security number, taxpayer identification number, or other government-issued identifying number.  You also may be asked to produce a copy of your driver’s license, passport or other identifying documents in order to verify your identity.  In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic databases.  Other information or documents may be required to open accounts for corporations and other entities.  Federal law prohibits a Fund and other financial institutions from opening a new account unless they receive the minimum identifying information described above.  If a person fails to provide the information requested, any application by that person to open a new account will be rejected.  Moreover, if the transfer agent or the financial intermediary is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information or documents from the person, closing the person’s account or reporting the matter to the appropriate federal authorities.  If your account is closed for this reason, your shares may be automatically redeemed at the net asset value next determined.  If a Fund’s net asset value has decreased since your purchase, you will lose money as a result of this redemption.  Each Fund has also designated an anti-money laundering compliance officer.

Account Questions.  If you have any questions about your account or the services available, please call Calvert Shareholder Services at 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:30 p.m. (Eastern Time) and Friday, 9:00 a.m. to 5:00 p.m. (Eastern Time), or write to the transfer agent (see back cover for address).

Potential Conflicts of Interest

As a diversified global financial services firm, Morgan Stanley, the parent company of the investment adviser, engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of a Fund or Portfolio, as applicable (collectively, for purposes of this section, “Fund” or “Funds”). Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor Morgan Stanley funds, programs, accounts or businesses, (other than funds, programs, accounts or businesses sponsored, managed, or advised by former direct or indirect subsidiaries of Eaton Vance Corp. (“Eaton Vance Investment Accounts”)), the “MS Investment Accounts,” and, together with the Eaton Vance Investment Accounts, the ‘‘Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with a Fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley or the investment adviser may also from time to time create new or successor Affiliated Investment Accounts that may compete with a Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.

The discussions below with respect to actual, apparent and potential conflicts of interest also may be applicable to or arise from the MS Investment Accounts whether or not specifically identified.  For more information about conflicts of interest, see the section entitled “Potential Conflicts of Interest” in the SAI.

Calvert Research Index Funds36Prospectus dated February 1, 2023

Material Non-public Information. It is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to the investment adviser. If such information becomes available, the investment adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley. In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures and any applicable regulations, Morgan Stanley personnel, including personnel of the investment adviser, on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” The investment adviser faces conflicts of interest in determining whether to engage in such wall crossings. Information obtained in connection with such wall crossings may limit or restrict the ability of the investment adviser to engage in or otherwise effect transactions on behalf of the Fund(s) (including purchasing or selling securities that the investment adviser may otherwise have purchased or sold for a Fund in the absence of a wall crossing).

Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the investment adviser  and its investment teams, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of a Fund or its shareholders. A Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an investment team may face conflicts in the allocation of investment opportunities among a Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the investment adviser. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the investment adviser to favor such other accounts. To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the investment adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the investment adviser, including the Fund(s), fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the investment adviser.

Investments by Separate Investment Departments. The entities and individuals that provide investment-related services for the Fund and certain other Eaton Vance Investment Accounts (the “Eaton Vance Investment Department”) may be different from the entities and individuals that provide investment-related services to MS Investment Accounts (the “MS Investment Department” and, together with the Eaton Vance Investment Department, the “Investment Departments”). Although Morgan Stanley has implemented information barriers between the Investment Departments in accordance with internal policies and procedures, each Investment Department may engage in discussions and share information and resources with the other Investment Department on certain investment-related matters. A MS Investment Account could trade in advance of a Fund (and vice versa), might complete trades more quickly and efficiently than a Fund, and/or achieve different execution than a Fund on the same or similar investments made contemporaneously, even when the Investment Departments shared research and viewpoints that led to that investment decision. Any sharing of information or resources between the Investment Department servicing the Fund and the MS Investment Department may result, from time to time, in a Fund simultaneously or contemporaneously seeking to engage in the same or similar transactions as an account serviced by the other Investment Department and for which there are limited buyers or sellers on specific securities, which could result in less favorable execution for the Fund than such account.

Payments to Broker-Dealers and Other Financial Intermediaries. The investment adviser and/or EVD may pay compensation, out of their own funds and not as an expense of a Fund, to certain financial intermediaries (which may include affiliates of the investment adviser and EVD), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Fund and/or shareholder servicing. The prospect of receiving, or the receipt of, additional compensation, as described above, by financial intermediaries may provide such financial intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of a Fund over other investment options with respect to which these financial intermediaries do not receive additional compensation (or receive lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of a Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by financial intermediaries as to their compensation. In addition, in certain circumstances, the investment adviser may restrict, limit or reduce the amount of a Fund’s investment, or restrict the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Morgan Stanley) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests.

Calvert Research Index Funds37Prospectus dated February 1, 2023

Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for a Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to, that of a Fund.

Morgan Stanley’s Investment Banking and Other Commercial Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with a Fund and with respect to investments that a Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by a Fund. Morgan Stanley may give advice and provide recommendations to persons competing with a Fund and/or any of a Fund’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments. Morgan Stanley’s activities on behalf of its clients (such as engagements as an underwriter or placement agent) may restrict or otherwise limit investment opportunities that may otherwise be available to a Fund.

Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, a Fund may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to the merger or acquisition.

General Process for Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between the investment adviser, related persons of the investment adviser and/or their clients. The Investment Advisers Act of 1940, as amended (the “Advisers Act”), the 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the investment adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. The investment adviser seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.

Additional Tax Information

Each Fund expects to pay distributions annually. Distributions may not be paid if Fund (and/or Class) expenses exceed Fund income for the period. Different Classes of a Fund will generally distribute different amounts. Distributions of net realized capital gains, if any, will generally be made annually. It may also be necessary, in order to qualify for favorable tax treatment and to avoid any Fund-level tax, for each Fund to make a special income and/or capital gains distribution at the end of the calendar year.

Distributions of a Fund’s investment income (other than qualified dividend income, which is described below) and net realized short-term capital gains generally will be taxed as ordinary income. Distributions of net gains from investments held for more than one year generally will be taxed as long-term capital gains. Taxes on distributions of capital gains are determined by how long a Fund owned (or is treated as having owned) the investments that generated them, rather than how long a shareholder has owned his or her shares in the Fund. Distributions of investment income properly reported by a Fund as derived from “qualified dividend income” (as further described in the SAI) will be taxed in the hands of individuals at rates applicable to long-term capital gain provided holding period and other requirements are met by both the shareholder and the Fund and/or Portfolio, as applicable. Over time, distributions by each Fund can generally be expected to include ordinary income, qualified dividend income and capital gain distributions taxable as long-term capital gains. A portion of each Fund’s income distributions may be eligible for the dividends-received deduction for corporations. A Fund’s distributions will be taxable as described above regardless of whether they are paid in cash or reinvested in additional shares. A return of capital generally will not be taxable to shareholders but will reduce the cost basis of a shareholder’s shares and result in a higher reported capital gain or a lower reported capital loss on a subsequent taxable disposition of such shares.

Investors who purchase shares at a time when a Fund’s net asset value reflects gains that are either unrealized or realized but not distributed will pay the full price for the shares and then may receive some portion of the purchase price back as a taxable distribution.  Certain distributions paid in January may be taxable to shareholders as if received on December 31 of the prior year.  A redemption of Fund shares, including an exchange for shares of another fund, is generally a taxable transaction.

Calvert Research Index Funds38Prospectus dated February 1, 2023

The net investment income of certain U.S. individuals, estates and trusts is subject to a 3.8% Medicare contribution tax. For individuals, the tax is on the lesser of the “net investment income” and the excess of modified adjusted gross income over $200,000 (or $250,000 if married filing jointly). Net investment income includes, among other things, interest, dividends, gross income and capital gains derived from passive activities and trading in securities or commodities. Net investment income is reduced by deductions “properly allocable” to this income.

Each Fund expects to send shareholders a statement each February showing the tax status of all distributions for the prior calendar year.

Investments in foreign securities may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gains) which may decrease a Fund’s yield on such securities. These taxes may be reduced or eliminated under the terms of an applicable tax treaty. In addition, investments in foreign securities or foreign currencies may increase or accelerate a Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Under certain circumstances, shareholders may be entitled to claim a credit or deduction with respect to foreign taxes paid by a Fund.  If more than 50% of a Fund’s assets at taxable year end consists of the securities of foreign corporations, such Fund will be eligible to and generally intends to file an election for such taxable year which would require Fund shareholders to include in gross income their pro rata share of qualified foreign income taxes paid by such Fund (even though such amounts are not received by the shareholders) and could allow Fund shareholders, provided certain requirements are met, to use their pro rata portion of such foreign income taxes as a foreign tax credit against their federal income taxes or, alternatively, for shareholders who itemize their tax deductions, to deduct their portion of such Fund’s foreign taxes paid in computing their taxable federal income.  However, even if a Fund qualifies to make such election for any year, it may determine not to do so.

A Fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or make required certifications, or who have been notified by the Internal Revenue Service (“IRS”) that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Certain foreign entities may be subject to a 30% withholding tax on ordinary dividend income paid under the Foreign Account Tax Compliance Act (“FATCA”). To avoid withholding, foreign financial institutions subject to FATCA must agree to disclose to the relevant revenue authorities certain information regarding their direct and indirect U.S. owners and other foreign entities must certify certain information regarding their direct and indirect U.S. owners to a Fund. In addition, the IRS and Department of the Treasury have issued proposed regulations providing that these withholding rules will not be applicable to the gross proceeds of share redemptions or capital gain dividends a Fund pays. For more detailed information regarding FATCA withholding and compliance, please refer to the SAI.

Shareholders should consult with their tax advisors concerning the applicability of federal, state, local and other taxes to an investment.

Calvert Research Index Funds39Prospectus dated February 1, 2023

Financial Highlights

The financial highlights are intended to help you understand a Fund’s financial performance for the period(s) indicated.  Certain information in the tables reflects the financial results for a single Fund share.  The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all distributions at net asset value).  This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, except that information for the year ended September 30, 2020 and prior was audited by another independent registered public accounting firm.  The reports of Deloitte & Touche LLP and each Fund’s financial statements are incorporated herein by reference and included in the Fund’s annual report, which is available upon request.

	Calvert Global Energy Solutions Fund
	Year Ended September 30,
	2022			2021			2020
	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I
Net asset value - Beginning of year	$12.79	$11.93	$13.01	$9.54	$8.92	$9.70	$7.08	$6.63	$7.20
Income (Loss) From Operations
Net investment income (loss)(1)	$0.08	$(0.01)	$0.11	$0.06	$(0.03)	$0.10	$0.06	$(0.00)(2)	$0.08
Net realized and unrealized gain	(2.98)	(2.77)	(3.02)	3.27	3.06	3.31	2.48	2.32	2.52
Total income (loss) from operations	$(2.90)	$(2.78)	$(2.91)	$3.33	$3.03	$3.41	$2.54	$2.32	$2.60
Less Distributions
From net investment income	$(0.03)	$—	$(0.07)	$(0.08)	$(0.02)	$(0.10)	$(0.08)	$(0.03)	$(0.10)
Total distributions	$(0.03)	$—	$(0.07)	$(0.08)	$(0.02)	$(0.10)	$(0.08)	$(0.03)	$(0.10)
Net asset value - End of year	$9.86	$9.15	$10.03	$12.79	$11.93	$13.01	$9.54	$8.92	$9.70
Total Return(3)	(22.71)%	(23.30)%	(22.52)%	35.00%	33.93%	35.28%	36.12%	35.03%	36.40%
Ratios/Supplemental data:
Net assets, end of year (000’s omitted)	$79,841	$8,304	$68,349	$100,038	$11,009	$114,371	$62,428	$7,841	$45,676
Ratios (as a percentage of average daily net assets):(4)
Total expenses	1.40%	2.16%	1.15%	1.42%	2.17%	1.17%	1.54%	2.29%	1.29%
Net expenses	1.24%(5)	1.99%(5)	0.99%(5)	1.24%	1.99%	0.99%	1.24%	1.99%	0.99%
Net investment income (loss)	0.65%	(0.11)%	0.88%	0.48%	(0.27)%	0.80%	0.76%	(0.01)%	1.08%
Portfolio Turnover	43%	43%	43%	50%	50%	50%	45%	45%	45%

(See related footnotes.)

Calvert Research Index Funds40Prospectus dated February 1, 2023

Financial Highlights (continued)

	Calvert Global Energy Solutions Fund
	Year Ended September 30,
	2019			2018
	Class A	Class C	Class I	Class A	Class C	Class I
Net asset value - Beginning of year	$6.95	$6.50	$7.07	$7.23	$6.76	$7.34
Income (Loss) From Operations
Net investment income(1)	$0.08	$0.02	$0.11	$0.10	$0.04	$0.15
Net realized and unrealized gain (loss)	0.15	0.16	0.14	(0.29)	(0.26)	(0.31)
Total income (loss) from operations	$0.23	$0.18	$0.25	$(0.19)	$(0.22)	$(0.16)
Less Distributions
From net investment income	$(0.10)	$(0.05)	$(0.12)	$(0.09)	$(0.04)	$(0.11)
Total distributions	$(0.10)	$(0.05)	$(0.12)	$(0.09)	$(0.04)	$(0.11)
Net asset value - End of year	$7.08	$6.63	$7.20	$6.95	$6.50	$7.07
Total Return(3)	3.60%	2.85%	3.89%	(2.73)%	(3.31)%	(2.33)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$47,596	$6,752	$23,867	$51,502	$9,996	$19,178
Ratios (as a percentage of average daily net assets):(4)
Total expenses	1.72%	2.48%	1.47%	1.69%	2.44%	1.43%
Net expenses	1.26%	2.01%	0.98%	1.28%	2.03%	0.93%
Net investment income	1.27%	0.38%	1.60%	1.34%	0.59%	2.00%
Portfolio Turnover	40%	40%	40%	38%	38%	38%

(See related footnotes.)

Calvert Research Index Funds41Prospectus dated February 1, 2023

Financial Highlights (continued)

	Calvert Global Water Fund
	Year Ended September 30,
	2022			2021			2020
	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I
Net asset value - Beginning of year	$28.61	$26.19	$28.84	$21.67	$19.84	$21.83	$20.70	$18.98	$20.85
Income (Loss) From Operations
Net investment income (loss)(1)	$0.22	$0.00(2)	$0.30	$0.33	$0.10	$0.40	$0.14	$(0.02)	$0.20
Net realized and unrealized gain (loss)	(6.62)	(6.06)	(6.68)	6.80	6.26	6.86	1.02	0.92	1.02
Total income from operations	$(6.40)	$(6.06)	$(6.38)	$7.13	$6.36	$7.26	$1.16	$0.90	$1.22
Less Distributions
From net investment income	$(0.28)	$(0.07)	$(0.35)	$(0.19)	$(0.01)	$(0.25)	$(0.19)	$(0.04)	$(0.24)
Total distributions	$(0.28)	$(0.07)	$(0.35)	$(0.19)	$(0.01)	$(0.25)	$(0.19)	$(0.04)	$(0.24)
Net asset value - End of year	$21.93	$20.06	$22.11	$28.61	$26.19	$28.84	$21.67	$19.84	$21.83
Total Return(3)	(22.62)%	(23.20)%	(22.44)%	33.05%	32.05%	33.41%	5.57%	4.75%	5.83%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$196,323	$23,291	$245,189	$246,978	$41,631	$274,586	$180,956	$39,358	$189,141
Ratios (as a percentage of average daily net assets):(4)
Total expenses	1.28%	2.03%	1.03%	1.29%	2.04%	1.04%	1.34%	2.09%	1.09%
Net expenses	1.24%(5)	1.99%(5)	0.99%(5)	1.24%	1.99%	0.99%	1.24%	1.99%	0.99%
Net investment income (loss)	0.83%	0.02%	1.11%	1.21%	0.42%	1.47%	0.70%	(0.08)%	0.97%
Portfolio Turnover	25%	25%	25%	27%	27%	27%	35%	35%	35%

(See related footnotes.)

Calvert Research Index Funds42Prospectus dated February 1, 2023

Financial Highlights (continued)

	Calvert Global Water Fund
	Year Ended September 30,
	2019			2018
	Class A	Class C	Class I	Class A	Class C	Class I
Net asset value - Beginning of year	$20.00	$18.32	$20.15	$19.92	$18.28	$20.08
Income (Loss) From Operations
Net investment income(1)	$0.23	$0.08	$0.29	$0.23	$0.07	$0.36
Net realized and unrealized gain (loss)	0.70	0.66	0.70	0.04	0.03	(0.02)
Total income from operations	$0.93	$0.74	$0.99	$0.27	$0.10	$0.34
Less Distributions
From net investment income	$(0.23)	$(0.08)	$(0.29)	$(0.19)	$(0.06)	$(0.27)
Total distributions	$(0.23)	$(0.08)	$(0.29)	$(0.19)	$(0.06)	$(0.27)
Net asset value - End of year	$20.70	$18.98	$20.85	$20.00	$18.32	$20.15
Total Return(3)	4.86%	4.08%	5.18%	1.34%	0.61%	1.68%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$181,139	$50,369	$179,839	$201,243	$58,455	$170,996
Ratios (as a percentage of average daily net assets):(4)
Total expenses	1.38%	2.13%	1.13%	1.39%	2.14%	1.14%
Net expenses	1.25%	2.01%	0.97%	1.28%	2.03%	0.93%
Net investment income (loss)	1.17%	0.43%	1.48%	1.14%	0.40%	1.78%
Portfolio Turnover	28%	28%	28%	40%	40%	40%

(1)Computed using average shares outstanding.

(2)Amount is less than $0.005.

(3)Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.

(4)Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable.  Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(5)Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Morgan Stanley Institutional Liquidity Funds – Government Portfolio (equal to less than 0.005% of average daily net assets for the year ended September 30, 2022).

Calvert Research Index Funds43Prospectus dated February 1, 2023

Appendix A

The Calvert Principles for Responsible Investment

We believe that most corporations deliver benefits to society, through their products and services, creation of jobs, payment of taxes and the sum of their behaviors.  As a responsible investor, Calvert Research and Management seeks to invest in companies and other issuers that provide positive leadership in the areas of their operations and overall activities that are material to improving long-term shareholder value and societal outcomes.

Calvert seeks to invest in issuers that balance the needs of financial and nonfinancial stakeholders and demonstrate a commitment to the global commons, as well as to the rights of individuals and communities.

The Calvert Principles for Responsible Investment (Calvert Principles) provide a framework for Calvert’s evaluation of investments and guide Calvert’s stewardship on behalf of clients through active engagement with issuers.  The Calvert Principles seek to identify companies and other issuers that operate in a manner that is consistent with or promote:

Environmental Sustainability and Resource Efficiency

•Reduce the negative impact of operations and practices on the environment

•Manage water scarcity and ensure efficient and equitable access to clean sources

•Mitigate impact on all types of natural capital

•Diminish climate-related risks and reduce carbon emissions

•Drive sustainability innovation and resource efficiency through business operations or other activities, products and services

Equitable Societies and Respect for Human Rights

•Respect consumers by marketing products and services in a fair and ethical manner, maintaining integrity in customer relations and ensuring the security of sensitive consumer data

•Respect human rights, respect culture and tradition in local communities and economies, and respect Indigenous Peoples’ Rights

•Promote diversity and gender equity across workplaces, marketplaces and communities

•Demonstrate a commitment to employees by promoting development, communication, appropriate economic opportunity and decent workplace standards

•Respect the health and well-being of consumers and other users of products and services by promoting product safety

Accountable Governance and Transparency

•Provide responsible stewardship of capital in the best interests of shareholders and debtholders

•Exhibit accountable governance and develop effective boards or other governing bodies that reflect expertise and diversity of perspective and provide oversight of sustainability risk and opportunity

•Include environmental and social risks, impacts and performance in material financial disclosures to inform shareholders and debtholders, benefit stakeholders and contribute to strategy

•Lift ethical standards in all operations, including in dealings with customers, regulators and business partners

•Demonstrate transparency and accountability in addressing adverse events and controversies while minimizing risks and building trust

Through the application of the Calvert Principles, Calvert could have no or limited exposure to issuers that:

•Demonstrate poor management of environmental risks or contribute significantly to local or global environmental problems.

•Demonstrate a pattern of employing forced, compulsory or child labor.

•Exhibit a pattern and practice directly or through the company’s supply chain of human rights violations or are complicit in human rights violations committed by governments or security forces, including those that are under U.S. or international sanction for human rights abuses.

•Exhibit a pattern and practice of violating the rights and protections of Indigenous Peoples.

•Demonstrate poor governance or engage in harmful or unethical practices.

•Manufacture tobacco products.

Calvert Research Index Funds44Prospectus dated February 1, 2023

•Have significant and direct involvement in the manufacture of alcoholic beverages without taking significant steps to reduce the harmful impact of these products.

•Have significant and direct involvement in gambling or gaming operations without taking significant steps to reduce the harmful impact of these businesses.

•Have significant and direct involvement in the manufacture of civilian handguns and/or automatic weapons marketed to civilians.

•Have significant and direct involvement in the manufacture of military weapons that violate international humanitarian law, including cluster bombs, landmines, biochemical weapons, nuclear weapons, blinding laser weapons, or incendiary weapons.

•Use animals in product testing without countervailing social benefits such as the development of medical treatments to ease human suffering and disease.

Calvert Research Index Funds45Prospectus dated February 1, 2023

Appendix B

Financial Intermediary Sales Charge Variations

As noted under “Purchasing Shares,” a financial intermediary may offer Fund shares subject to variations in or elimination of the Fund sales charges (“variations”), provided such variations are described in this Prospectus. Set forth below are the variations in sales charges applicable to shares purchased through the noted financial intermediary.  All variations described below are applied by, and the responsibility of, the identified financial intermediary.  Variations may apply to purchases, sales, exchanges and reinvestments of Fund shares and a shareholder transacting in Fund shares through the intermediary identified below should read the terms and conditions of the variations carefully.  A variation that is specific to a particular financial intermediary is not applicable to shares held directly with the Fund or through another intermediary.

Fund Purchases through Merrill Lynch

In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.

Shareholders purchasing Fund shares through a Merrill Lynch platform or account are eligible only for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)

•Shares purchased through a Merrill Lynch affiliated investment advisory program

•Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

•Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

•Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the this prospectus

•Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).  Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on Class A and Class C Shares available at Merrill Lynch

•Death or disability of the shareholder

•Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•Return of excess contributions from an IRA Account

•Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

•Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•Shares acquired through a right of reinstatement

Calvert Research Index Funds46Prospectus dated February 1, 2023

•Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and C shares only)

•Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•Breakpoints as described in this prospectus

•Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Calvert Research Index Funds47Prospectus dated February 1, 2023

Fund Purchases through Ameriprise Financial (Class A Sales Charge Waivers)

The following information applies to Class A share purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Effective January 15, 2021, shareholders purchasing Fund shares through an Ameriprise Financial retail brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Prospectus or in the SAI.

•Employer-sponsored retirement plans (e.g., 401(k) plans 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

•Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.

•Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

•Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts,  401(k)s, 403(b) TSCAs  subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

Calvert Research Index Funds48Prospectus dated February 1, 2023

Fund Purchases through Morgan Stanley Wealth Management

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans).  For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•Shares purchased through a Morgan Stanley self-directed brokerage account

•Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Calvert Research Index Funds49Prospectus dated February 1, 2023

Fund Purchases through Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

•Shares purchased in an investment advisory program.

•Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

•Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James

•Death or disability of the shareholder.

•Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

•Return of excess contributions from an IRA Account.

•Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.

•Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

•Breakpoints as described in this prospectus.

•Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period.  Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Calvert Research Index Funds50Prospectus dated February 1, 2023

Fund Purchases through Janney Montgomery Scott LLC (“Janney”)

Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

•Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans).

•Shares acquired through a right or reinstatement.

•Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

•Shares sold upon the death or disability of the shareholder.

•Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.

•Shares purchased in connection with a return of excess contributions from an IRA account.

•Shares sold as part of a required minimum distribution for IRA and other retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

•Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

•Shares acquired through a right of reinvestment.

•Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

•Breakpoints as described in the fund’s Prospectus.

•Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

* Also referred to as an “initial sales charge.”

Calvert Research Index Funds51Prospectus dated February 1, 2023

Fund Purchases through Oppenheimer & Co. Inc. (“Oppenheimer”)

Effective May 1, 2020, shareholders purchasing Fund shares through an Oppenheimer platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Oppenheimer

•Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

•Shares purchased by or through a 529 Plan.

•Shares purchased through a Oppenheimer affiliated investment advisory program.

•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

•A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a contingent deferred sales charge (CDSC) and the conversion is in line with the policies and procedures of Oppenheimer.

•Employees and registered representatives of Oppenheimer or its affiliates and their family members.

•Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus.

CDSC Waivers on A and C Shares available at Oppenheimer

•Death or disability of the shareholder.

•Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.

•Return of excess contributions from an IRA Account.

•Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on IRS regulations as described in the prospectus.

•Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer.

•Shares acquired through a right of reinstatement.

Front-end load Discounts Available at Oppenheimer: Breakpoints, Rights of Accumulation & Letters of Intent

•Breakpoints as described in this prospectus.

•Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Oppenheimer. Eligible fund family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Calvert Research Index Funds52Prospectus dated February 1, 2023

Policies Regarding Transactions Through Edward D. Jones & Co., L.P. (“Edward Jones”)

The following information has been provided by Edward Jones:

Effective on or after March 1, 2021, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer.  In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of fund family or other facts qualifying the purchaser for discounts or waivers.  Edward Jones can ask for documentation from the shareholder of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

•Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

Rights of Accumulation (“ROA”)

•The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the mutual fund family held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”).  If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform.  The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

•The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

•ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent (“LOI”)

•Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI.  The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts.  Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount.  If during the 13-month period the shareholder redeems any of the shares purchased pursuant to a LOI, the value of the redeemed shares will not be included for purposes of satisfying the LOI.  The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation.  Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid.  Sales charges will be adjusted if LOI is not met.

•If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Front-end Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

•Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate.  This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.

•Shares purchased in an Edward Jones fee-based program.

•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

Calvert Research Index Funds53Prospectus dated February 1, 2023

•Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

•Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones.  Edward Jones is responsible for any remaining Contingent Deferred Sales Charge (“CDSC”) due to the fund company or its affiliate, if applicable.  Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

•Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

CDSC Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

•The death or disability of the shareholder.

•Systematic withdrawals with up to 10% per year of the account value.

•Return of excess contributions from an Individual Retirement Account (IRA).

•Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

•Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.  Edward Jones is responsible for any remaining CDSC due to the fund company or its affiliate, if applicable.

•Shares exchanged in an Edward Jones fee-based program.  Edward Jones is responsible for any remaining CDSC due to the fund company or its affiliate, if applicable.

•Shares acquired through NAV reinstatement.

•Shares redeemed at the discretion of Edward Jones for Minimum Balances as described below.

******************************************************************************

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

•Initial purchase minimum: $250

•Subsequent purchase minimum: none

Minimum Balances

•Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

•A fee-based account held on an Edward Jones platform

•A 529 account held on an Edward Jones platform

•An account with an active systematic investment plan or LOI

Exchanging Share Classes

•At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund.  Edward Jones is responsible for any remaining CDSC due to the fund company or its affiliate, if applicable.  Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

Calvert Research Index Funds54Prospectus dated February 1, 2023

Fund Purchases through D.A. Davidson & Co. (“D.A. Davidson”)

Effective 5/1/2020, shareholders purchasing fund shares including existing fund shareholders through a D.A. Davidson platform or account, or through an introducing broker-dealer or independent registered investment advisor for which D.A. Davidson provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares available at D.A. Davidson

•Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

•Employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson.

•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement).

•A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures.

CDSC Waivers on Classes A and C shares available at D.A. Davidson

•Death or disability of the shareholder.

•Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

•Return of excess contributions from an IRA Account.

•Shares sold as part of a required minimum distribution for IRA or other qualifying retirement accounts as described in the fund’s prospectus beginning in the calendar year the shareholder turns age 72.

•Shares acquired through a right of reinstatement.

Front-end sales charge discounts available at D.A. Davidson: breakpoints, rights of accumulation and/or letters of intent CDSC Waivers on Classes A and C shares available at D.A. Davidson

•Breakpoints as described in this prospectus.

•Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Calvert Research Index Funds55Prospectus dated February 1, 2023

Fund Purchases through Robert W. Baird & Co. Incorporated (“Baird”)

Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI

Front-End Sales Charge Waivers on Class A shares Available at Baird

•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund

•Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird

•Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

•A shareholder in the Fund’s Class C Shares will have their shares converted at net asset value to Class A shares of the Fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

•Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and C shares Available at Baird

•Shares sold due to death or disability of the shareholder

•Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•Shares sold due to returns of excess contributions from an IRA Account

•Shares sold as part of a required minimum distribution for IRA and retirement accounts

•Shares sold to pay Baird fees but only if the transaction is initiated by Baird

•Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

•Breakpoints as described in this prospectus

•Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird.  Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

•Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of fund family assets through Baird, over a 13-month period of time

Calvert Research Index Funds56Prospectus dated February 1, 2023

Waivers Specific to Stifel, Nicolaus & Company, Incorporated (“Stifel”)

Effective July 1, 2020, shareholders purchasing Fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver:

Front-End Sales Load Waiver on Class A shares

•Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same Fund at net asset value pursuant to Stifel’s policies and procedures.

Calvert Research Index Funds57Prospectus dated February 1, 2023

More Information

About the Funds:  More information is available in the Statement of Additional Information.  The Statement of Additional Information is incorporated by reference into this Prospectus.  Additional information about each Fund’s investments is available in the annual and semiannual reports (collectively, the “reports”).  In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the past fiscal year.  You may obtain free copies of the Statement of Additional Information and the reports on Calvert’s website at www.calvert.com or by contacting the principal underwriter:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA  02110
1-800-368-2745
website: www.calvert.com

Information about each Fund (including the Statement of Additional Information and reports) is available on the EDGAR database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s annual and semi-annual shareholder reports are no longer being sent by mail unless you specifically request paper copies of the reports. Instead, the reports are being made available on the Fund’s website (http://www.calvert.com/prospectus), and you will be notified each time a report is posted and provided with a website address to access the report. You may elect to receive all future Fund shareholder reports in paper free of charge at any time. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800- 368-2745. If you own these shares through a financial intermediary, you must contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at calvert.com. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

Shareholder Inquiries: You can obtain more information from Calvert Shareholder Services or the Fund transfer agent, SS&C GIDS, Inc.  If you own shares and would like to add to, redeem from or change your account, please write or call below:

Regular Mailing Address: Calvert Funds P.O. Box 219544 Kansas City, MO 64121-9544	Overnight Mailing Address: Calvert Funds 430 West 7th Street Kansas City, MO 64105-1407	Phone Number: 1-800-368-2745 Monday – Thursday 9:00 a.m. – 5:30 p.m. ET Friday 9:00 a.m. – 5:00 p.m. ET

The Funds' Investment Company Act No. is 811-10045.
30793 2.1.23	© 2023 Calvert Research and Management

Printed on recycled paper.

Calvert Balanced Fund

Class A Shares - CSIFX  Class C Shares - CSGCX Class I Shares - CBAIX Class R6 Shares - CBARX

Calvert Equity Fund

Class A Shares - CSIEX Class C Shares - CSECX Class I Shares - CEYIX Class R6 Shares - CEYRX

Calvert Focused Value Fund

Class A Shares - CRFAX Class C Shares - CRFCX Class I Shares - CRFIX Class R6 Shares – CRFRX

Calvert Mid-Cap Fund

Class A Shares - CCAFX Class C Shares - CCACX Class I Shares - CCPIX

Calvert Small-Cap Fund

Class A Shares - CCVAX Class C Shares - CSCCX Class I Shares - CSVIX Class R6 Shares - CALRX

Prospectus Dated
February 1, 2023

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

This Prospectus contains important information about the Funds and the services available to shareholders.  Please save it for reference.

Fund Summaries	3
Balanced Fund	3
Equity Fund	9
Focused Value Fund	13
Mid-Cap Fund	17
Small-Cap Fund	21
Important Information Regarding Fund Shares	25
Investment Objective & Principal Policies and Risks	26
About Responsible Investing	40
Management and Organization	42
Valuing Shares	44
Purchasing Shares	45
Sales Charges	49
Redeeming Shares	51
Shareholder Account Features	52
Potential Conflicts of Interest	54
Additional Tax Information	56
Financial Highlights	58
Balanced Fund	58
Equity Fund	60
Focused Value Fund	63
Mid-Cap Fund	64
Small-Cap Fund	66
Appendix A – The Calvert Principles for Responsible Investment	68
Appendix B – Financial Intermediary Sales Charge Variations	70

Calvert Domestic Equity Funds2Prospectus dated February 1, 2023

Fund Summaries

Calvert Balanced Fund

Investment Objective

The Fund's investment objective is to seek to achieve a competitive total return through an actively managed portfolio of stocks, bonds, and money market instruments which offer income and capital growth opportunity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary, which are not reflected below.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix B – Financial Intermediary Sales Charge Variations in this Prospectus.  More information about these and other discounts is available from your financial intermediary and under Sales Charges on page 49 of this Prospectus and page 24 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None(1)	1.00%	None	None

(1)Class A shares purchased at net asset value in amounts of $1 million or more are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I	Class R6
Management Fees	0.51%	0.51%	0.51%	0.51%
Distribution and Service (12b-1) Fees	0.24%	1.00%	None	None
Other Expenses	0.16%	0.16%	0.16%	0.10%
Total Annual Fund Operating Expenses	0.91%	1.67%	0.67%	0.61%

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$613	$800	$1,002	$1,586	$613	$800	$1,002	$1,586
Class C shares	$270	$526	$907	$1,774	$170	$526	$907	$1,774
Class I shares	$68	$214	$373	$835	$68	$214	$373	$835
Class R6 shares	$62	$195	$340	$762	$62	$195	$340	$762

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 85% of the average value of its portfolio.

Calvert Domestic Equity Funds3Prospectus dated February 1, 2023

Principal Investment Strategies

The Fund seeks to achieve its investment objective by allocating assets between common stocks and fixed-income securities.  Under normal market conditions, the Fund invests between 50% and 75% of its net assets in equity securities and between 25% and 50% of its net assets in fixed-income securities.  Stock investments are primarily common stock of large-cap companies. Fixed-income investments are primarily a wide variety of investment grade debt securities, such as corporate debt securities, mortgage-backed securities (“MBS”) (including commercial mortgage-backed securities and collateralized mortgage obligations (“CMOs”)), and other asset-backed securities (“ABS”). An investment grade debt security is rated BBB- or higher by S&P Global Ratings (“S&P”) or an equivalent rating by another nationally recognized statistical rating organization (“NRSRO”), including Moody’s Investors Service, Inc. (“Moody’s”) or Fitch Ratings (“Fitch”), or Kroll Bond Rating Agency, LLC (“Kroll”) for securitized debt instruments only (such as ABS and MBS), or if unrated, determined by the Adviser to be of comparable credit quality.  The Fund may invest up to 15% of its net assets in debt securities rated below investment grade (rated below BBB- by S&P or Fitch, or below Baa3 by Moody’s, or below BBB- by Kroll for securitized debt instruments) and in unrated debt securities determined by the Adviser to be of below investment grade quality (“junk bonds”). For purposes of rating restrictions, if securities are rated differently by two or more rating agencies, the highest rating is used.  The Fund invests in debt and mortgage-backed securities issued by government-sponsored enterprises (“GSEs”) such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). The Fund may also invest in publicly-traded real estate investment trusts (“REITs”). The Fund invests in a combination of stocks, bonds and money market instruments in an attempt to provide a complete investment portfolio in a single product. The investment adviser monitors the Fund’s allocation and may rebalance or reallocate the Fund’s assets based on its view of economic and market factors and events.  The equity portion of the Fund is primarily a large cap U.S. portfolio, although the Fund may also invest in foreign stocks (including American Depositary Receipts (“ADRs”), which may be sponsored or unsponsored, and Global Depositary Receipts (“GDRs”)) and small- and mid-cap stocks. Stocks are selected primarily on the basis of fundamental research, utilizing the information provided by, and the expertise of, the investment adviser’s research staff and consideration of the responsible investing criteria described below. The portfolio manager may sell a security when he believes it is fully valued, the fundamentals of a company deteriorate, or to pursue alternative investment options. A security will also be sold (in accordance with the investment adviser’s guidelines and at a time and in a manner that is determined to be in the best interests of shareholders) if the investment adviser determines that the issuer does not operate in a manner consistent with the Fund’s responsible investment criteria.

Investment decisions for the fixed-income portion of the Fund are made primarily on the basis of fundamental and quantitative research conducted by the investment adviser’s research staff and consideration of the responsible investing criteria described below. Management of the Fund involves consideration of numerous factors (such as quality of business franchises, financial strength, management quality and security structural and collateral considerations). The portfolio managers may sell a security when the investment adviser’s price objective is reached, the fundamentals of the investment change or to pursue more attractive investment options. A security will also be sold (in accordance with the investment adviser’s guidelines and at a time and in a manner that is determined to be in the best interests of shareholders) if the investment adviser determines that the issuer does not operate in a manner consistent with the Fund’s responsible investment criteria.  The portfolio managers may also use rotation and absolute return strategies in their management of the fixed-income portion of the Fund.  The investment adviser manages duration and any hedging of interest rate risk in the fixed-income portion of the Fund through the purchase and sale of U.S. Treasury securities and related futures contracts.  This Fund does not have a specific target for its average fund duration and may invest in bonds and other fixed-income instruments of any maturity.

Incidental to its main investment strategy, the Fund may also use derivatives as a substitute for direct investment in a particular asset class, in order to facilitate the periodic rebalancing of the Fund’s portfolio to maintain its target asset allocation, to make tactical asset allocations, to hedge foreign currency exposure, and to assist in managing cash.  The Fund may also lend its securities.

Responsible Investing. The portfolio manager(s) seek to invest in companies that manage environmental, social and governance (“ESG”) risk exposures adequately and that are not exposed to excessive ESG risk through their principal business activities. Companies are analyzed by the investment adviser’s ESG analysts utilizing The Calvert Principles for Responsible Investment (“Principles”), a framework for considering ESG factors (a copy of which is included as an appendix to the Fund’s Prospectus). Each company is evaluated relative to an appropriate peer group based on material ESG factors as determined by the investment adviser. Pursuant to the Principles, the investment adviser seeks to identify companies and other issuers that operate in a manner that is consistent with or promotes environmental sustainability and resource efficiency, equitable societies and respect for human rights, and accountable governance and transparency. The Fund generally invests in issuers that are believed by the investment adviser to operate in accordance with the Principles

Calvert Domestic Equity Funds4Prospectus dated February 1, 2023 and may also invest in issuers that the investment adviser believes are likely to operate in accordance with the Principles pending the investment adviser’s engagement activity with such issuer.

Principal Risks

Market Risk.  The value of investments held by the Fund may increase or decrease in response to social, economic, political, financial, public health crises or other disruptive events (whether real, expected or perceived) in the U.S. and global markets and include events such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions.  Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility.  No active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such assets.

Equity Securities Risk. The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific considerations; unexpected trading activity among retail investors; or other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks.  If the stock market declines in value, the value of the Fund’s equity securities will also likely decline.  Although prices can rebound, there is no assurance that values will return to previous levels.

Interest Rate Risk. In general, the value of income securities will fluctuate based on changes in interest rates. The value of these securities is likely to increase when interest rates fall and decline when interest rates rise.  Duration measures the time-weighted expected cash flows of a fixed-income security, while maturity refers to the amount of time until a fixed-income security matures.  Generally, securities with longer durations or maturities are more sensitive to changes in interest rates than securities with shorter durations or maturities, causing them to be more volatile.  Conversely, fixed-income securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-income securities with longer durations or maturities. In a rising interest rate environment, the duration of income securities that have the ability to be prepaid or called by the issuer may be extended. In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.  Certain instruments held by the Fund pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR settings on December 31, 2021, and is expected to cease publishing the remaining LIBOR settings on June 30, 2023. Although the transition process away from LIBOR has become increasingly well defined, the impact on certain debt securities, derivatives and other financial instruments that utilize LIBOR remains uncertain. The phase-out of LIBOR may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.

Credit Risk. Investments in fixed-income and other debt obligations (referred to below as “debt instruments”) are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of debt instruments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of debt instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments deteriorates.  In the event of bankruptcy of the issuer of a debt instrument, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel, which may increase the Fund’s operating expenses and adversely affect net asset value.

Lower Rated Investments Risk.  Investments rated below investment grade and comparable unrated investments (sometimes referred to as “junk”) have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.

Calvert Domestic Equity Funds5Prospectus dated February 1, 2023

U.S. Government Securities Risk. Although certain U.S. Government-sponsored agencies (such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury.  U.S. Treasury securities generally have a lower return than other obligations because of their higher credit quality and market liquidity.

Mortgage- and Asset-Backed Securities Risk.  Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables.  Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of mortgage- and asset-backed securities.  Although certain mortgage- and asset-backed securities are guaranteed as to timely payment of interest and principal by a government entity, the market price for such securities is not guaranteed and will fluctuate.  The purchase of mortgage- and asset-backed securities issued by non-government entities may entail greater risk than such securities that are issued or guaranteed by a government entity.  Mortgage- and asset-backed securities issued by non-government entities may offer higher yields than those issued by government entities, but may also be subject to greater volatility than government issues and can also be subject to greater credit risk and the risk of default on the underlying mortgages or other assets.  Investments in mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates.

Money Market Instrument Risk. Money market instruments may be adversely affected by market and economic events, such as a sharp rise in prevailing short-term interest rates; adverse developments in the banking industry, which issues or guarantees many money market instruments; adverse economic, political or other developments affecting issuers of money market instruments; changes in the credit quality of issuers; and default by a counterparty.

Foreign Investment Risk. Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country against a particular country or countries, organizations, entities and/or individuals. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject.  Adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund's investments.  Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States and, as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country.  Depositary receipts are subject to many of the risks associated with investing directly in foreign instruments.

Currency Risk.  Exchange rates for currencies fluctuate daily.  The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation to the U.S. dollar.  Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.

Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security, instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying reference instrument.  Leverage can increase both the risk and return potential of the Fund.  Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in (or be unable to achieve) the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment.  A derivative investment also involves the risks relating to the reference instrument underlying the investment.

Smaller and Mid-Sized Company Risk.  The stocks of smaller and mid-sized companies are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk than the stocks of larger, more established companies. Such companies may have limited product lines, markets or financial resources, may be dependent on a limited management group, and may lack substantial capital reserves or an established performance record. There may be generally less publicly available information about such companies than for larger, more established

Calvert Domestic Equity Funds6Prospectus dated February 1, 2023 companies.  Stocks of these companies frequently have lower trading volumes making them more volatile and potentially less liquid and more difficult to value.

Real Estate Risk. Real estate investments are subject to risks associated with owning real estate, including declines in real estate values, increases in property taxes, fluctuations in interest rates, limited availability of mortgage financing, decreases in revenues from underlying real estate assets, declines in occupancy rates, changes in government regulations affecting zoning, land use, and rents, environmental liabilities, and risks related to the management skill and creditworthiness of the issuer.  Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others.  REITs must satisfy specific requirements for favorable tax treatment and can involve unique risks in addition to the risks generally affecting the real estate industry. Changes in underlying real estate values may have an exaggerated effect to the extent that investments are concentrated in particular geographic regions or property types.

Securities Lending Risk. Securities lending involves a possible delay in recovery of the loaned securities or a possible loss of rights in the collateral if the borrower fails financially.  The Fund could also lose money if the value of the collateral decreases.

Restricted Securities Risk.  Unless registered for sale to the public under applicable federal securities law, restricted securities can be sold only in private transactions to qualified purchasers pursuant to an exemption from registration. The sale price realized from a private transaction could be less than the Fund’s purchase price for the restricted security. It may be difficult to identify a qualified purchaser for a restricted security held by the Fund and such security could be deemed illiquid. It may also be more difficult to value such securities.

Liquidity Risk.  The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices.  Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

Risks Associated with Active Management.  The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment.  Active management involves subjective decisions and there is no guarantee that such decisions will produce the desired results or expected returns.

Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s ESG performance or the investment adviser's assessment of such performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment criteria. In evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG factors relevant to a particular investment. Successful application of the Fund’s responsible investment strategy will depend on the investment adviser's skill in properly identifying and analyzing material ESG issues.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective.  It is possible to lose money by investing in the Fund.   The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading.  Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective(s).  In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund.  The Fund relies on various service providers, including the investment adviser, in its operations and is susceptible to operational, information security and related events (such as public health crises, cyber or hacking attacks) that may affect the service providers or the services that they provide to the Fund.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert Domestic Equity Funds7Prospectus dated February 1, 2023

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with two broad-based securities market indexes and a blended benchmark. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

CRM became the investment adviser to the Fund on December 31, 2016.  Performance reflected prior to such date is that of the Fund’s former investment adviser.  The Fund’s performance for certain periods reflects the effects of expense reductions. Absent these reductions, performance for certain periods would have been lower. Updated Fund performance information can be obtained by visiting www.calvert.com.

Calendar year-by-year total return (Class A)

Year	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022
Year Total Return	17.27%	9.74%	-2.81%	7.74%	11.52%	-2.74%	23.73%	15.45%	14.32%	-15.32%

For the ten years ended December 31, 2022, the highest quarterly total return for Class A was 15.12% for the quarter ended June 30, 2020 and the lowest quarterly return was -12.54% for the quarter ended March 31, 2020.

Average Annual Total Returns as of December 31, 2022	One Year	Five Years	Ten Years
Class A Return Before Taxes	-19.77%	4.96%	6.71%
Class A Return After Taxes on Distributions	-19.68%	4.06%	5.19%
Class A Return After Taxes on Distributions and Sale of Class A Shares	-10.83%	3.98%	5.07%
Class C Return Before Taxes	-16.77%	5.30%	6.62%
Class I Return Before Taxes	-15.13%	6.37%	7.65%
Class R6 Return Before Taxes	-15.07%	6.41%	7.67%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	-19.13%	9.13%	12.37%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-13.01%	0.02%	1.06%
Balanced Blended Benchmark* (reflects no deduction for fees, expenses or taxes)	-16.41%	5.80%	7.98%

*The Balanced Blended Benchmark is an internally constructed benchmark comprised of a blend of 60% Russell 1000® Index and 40% Bloomberg U.S. Aggregate Bond Index.

These returns reflect the maximum sales charge for Class A (5.25%) and any applicable contingent deferred sales charge (“CDSC”) for Class C.  Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase.  The average annual total returns listed for Class C reflect conversion to Class A shares after eight years.  Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.  The Class R6 performance shown above for the period prior to February 1, 2019 (commencement of operations) is the performance of Class I shares at net asset value without adjustment for any differences in the expenses of the two classes.  If adjusted for such differences, returns would be different. Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown.  After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities.  After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares.  Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period.  Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return Before Taxes and/or Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Calvert Domestic Equity Funds8Prospectus dated February 1, 2023

Management

Investment Adviser.  Calvert Research and Management (“CRM” or the “Adviser”).

Portfolio Managers

Vishal Khanduja, CFA, Vice President of CRM, has managed the Fund since January 2013.

Brian S. Ellis, CFA, Vice President of CRM, has managed the Fund since November 2015.

Charles B. Gaffney, Vice President of CRM, has managed the Fund since December 31, 2016.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business.  You may purchase, redeem or exchange Fund shares either through your financial intermediary or (except for purchases of Class C shares by accounts with no specified financial intermediary) directly from a Fund either by writing to the Fund, P.O. Box 219544, Kansas City, MO  64121-9544, or by calling 1-800-368-2745.  The minimum initial purchase or exchange into a Fund is $1,000 for Class A and Class C, $1,000,000 for Class I and $5,000,000 for Class R6 (waived in certain circumstances).  There is no minimum for subsequent investments.

For important information about taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 25 of this Prospectus.

Calvert Domestic Equity Funds9Prospectus dated February 1, 2023

Calvert Equity Fund

Investment Objective

The Fund's investment objective is to seek growth of capital through investment in stocks believed to offer opportunities for potential capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary, which are not reflected below.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix B – Financial Intermediary Sales Charge Variations in this Prospectus.  More information about these and other discounts is available from your financial intermediary and under Sales Charges on page 49 of this Prospectus and on page 24 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None(1)	1.00%	None	None

(1)Class A shares purchased at net asset value in amounts of $1 million or more are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I	Class R6
Management Fees	0.55%	0.55%	0.55%	0.55%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.11%	0.10%	0.10%	0.04%
Total Annual Fund Operating Expenses	0.91%	1.65%	0.65%	0.59%

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$613	$800	$1,002	$1,586	$613	$800	$1,002	$1,586
Class C shares	$268	$520	$897	$1,757	$168	$520	$897	$1,757
Class I shares	$66	$208	$362	$810	$66	$208	$362	$810
Class R6 shares	$60	$189	$329	$738	$60	$189	$329	$738

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 7% of the average value of its portfolio.

Calvert Domestic Equity Funds10Prospectus dated February 1, 2023

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets, including borrowings for investment purposes, in equity securities (common stock) (the “80% Policy”).  The Fund will normally invest in common stocks of companies having market capitalizations that rank among the top 1,000 U.S. listed companies. The Fund may invest up to 25% of its assets in U.S. dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the over-the-counter market (including depositary receipts which evidence ownership in underlying foreign stocks).  The Fund may invest in mid-cap stocks and in publicly traded real estate investment trusts (“REITs”).  The Fund may also lend its securities.

Through investment in high quality companies, portfolio management seeks to build a portfolio that may participate in rising markets while minimizing participation in declining markets.  Quality is determined by analysis of a company’s financial statements and is measured by a company’s demonstrated ability to consistently grow earnings over the long-term. High quality companies typically have strong balance sheets, sustainable cash flow, enduring competitive advantages, long product cycles, and stable demand over a business cycle, among other characteristics.  The portfolio managers may utilize “financial quality rankings” provided by nationally recognized rating services as additional information.

The portfolio managers are responsible for fundamental analysis and security selection, incorporating environmental, social and governance (“ESG”) information provided by ESG analysts at CRM.  The portfolio managers typically favor high quality companies they believe have sustainable above-average earnings growth potential and are trading below intrinsic value. Sustainable earnings growth potential is determined by fundamental analysis of a company’s financial trends and management; products and services; industry position and conditions; and other factors. Further, the portfolio managers seek to invest in companies that manage ESG risk exposures adequately and that are not exposed to excessive ESG risk through their principal business activities. Companies are analyzed by CRM’s ESG analysts utilizing The Calvert Principles for Responsible Investment (the “Principles”), a framework for considering ESG factors (a copy of which is Included as an appendix to the Fund’s Prospectus). Each company is evaluated relative to an appropriate peer group based on material ESG factors as determined by CRM. The Fund generally invests in issuers that are believed by CRM to operate in accordance with the Principles and may also invest in issuers that CRM believes are likely to operate in accordance with the Principles pending CRM’s engagement activity with such issuer. The portfolio managers seek to manage individual security risk through analysis of each security’s risk/reward potential and to manage portfolio risk by constructing a diversified portfolio of what they believe to be attractively valued growth companies.  The portfolio managers may sell a security when its fundamentals deteriorate, when its valuation is no longer attractive, or when other securities are identified to displace a current holding.

Principal Risks

Market Risk.  The value of investments held by the Fund may increase or decrease in response to social, economic, political, financial, public health crises or other disruptive events (whether real, expected or perceived) in the U.S. and global markets and include events such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions.  Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility.

Equity Securities Risk. The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific considerations; unexpected trading activity among retail investors; or other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks.  If the stock market declines in value, the value of the Fund’s equity securities will also likely decline.  Although prices can rebound, there is no assurance that values will return to previous levels.

Large-Cap Growth Risk. Because the Fund normally invests primarily in stocks of large-cap growth companies, it is subject to the risk of underperforming the overall stock market during periods in which stocks of such companies are out of favor and generate lower returns than the market as a whole.

Smaller and Mid-Sized Company Risk.  The stocks of smaller and mid-sized companies are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk than the stocks of larger, more established companies. Such companies may have limited product lines, markets or financial resources, may be dependent on a limited management group, and may lack substantial capital reserves or an established performance

Calvert Domestic Equity Funds11Prospectus dated February 1, 2023 record. There may be generally less publicly available information about such companies than for larger, more established companies.  Stocks of these companies frequently have lower trading volumes making them more volatile and potentially less liquid and more difficult to value.

Real Estate Risk. Real estate investments are subject to risks associated with owning real estate, including declines in real estate values, increases in property taxes, fluctuations in interest rates, limited availability of mortgage financing, decreases in revenues from underlying real estate assets, declines in occupancy rates, changes in government regulations affecting zoning, land use, and rents, environmental liabilities, and risks related to the management skill and creditworthiness of the issuer.  Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others.  REITs must satisfy specific requirements for favorable tax treatment and can involve unique risks in addition to the risks generally affecting the real estate industry. Changes in underlying real estate values may have an exaggerated effect to the extent that investments are concentrated in particular geographic regions or property types.

Foreign Investment Risk. Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country against a particular country or countries, organizations, entities and/or individuals. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject.  Adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund's investments.  Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States and, as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country.  Depositary receipts are subject to many of the risks associated with investing directly in foreign instruments.

Currency Risk.  Exchange rates for currencies fluctuate daily.  The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation to the U.S. dollar.  Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.

Sector Risk.  Because the Fund may, under certain market conditions, invest a significant portion of its assets in one or more sectors, the value of Fund shares may be affected by events that adversely affect a particular sector and may fluctuate more than that of a fund that invests more broadly.

Securities Lending Risk. Securities lending involves a possible delay in recovery of the loaned securities or a possible loss of rights in the collateral if the borrower fails financially.  The Fund could also lose money if the value of the collateral decreases.

Liquidity Risk.  The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices.  Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

Risks Associated with Active Management.  The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment.  Active management involves subjective decisions and there is no guarantee that such decisions will produce the desired results or expected returns.

Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s ESG performance or the investment adviser's assessment of such performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment criteria. In evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG factors relevant to a particular investment. Successful application of the Fund’s responsible investment strategy will depend on the investment adviser's skill in properly identifying and analyzing material ESG issues.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective.  It is possible to lose money by investing in the Fund.   The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading.  Investors in the Fund should have a long-term

Calvert Domestic Equity Funds12Prospectus dated February 1, 2023 investment perspective and be able to tolerate potentially sharp declines in value.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective(s).  In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund.  The Fund relies on various service providers, including the investment adviser, in its operations and is susceptible to operational, information security and related events (such as public health crises, cyber or hacking attacks) that may affect the service providers or the services that they provide to the Fund.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with a broad-based securities market index. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

CRM became the investment adviser to the Fund on December 31, 2016.  Performance reflected prior to such date is that of the Fund’s current sub-adviser, Atlanta Capital Management, Inc., and its former investment adviser.  The Fund’s performance for certain periods reflects the effects of expense reductions. Absent these reductions, performance for certain periods would have been lower. Updated Fund performance information can be obtained by visiting www.calvert.com.

Calendar year-by-year total return (Class A)

Year	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022
Year Total Return	30.42%	11.04%	3.68%	2.32%	25.78%	5.04%	36.50%	24.28%	28.93%	-17.58%

For the ten years ended December 31, 2022, the highest quarterly total return for Class A was 20.14% for the quarter ended June 30, 2020 and the lowest quarterly return was -13.61% for the quarter ended March 31, 2020.

Average Annual Total Returns as of December 31, 2022	One Year	Five Years	Ten Years
Class A Return Before Taxes	-21.91%	12.39%	13.23%
Class A Return After Taxes on Distributions	-22.42%	11.48%	11.38%
Class A Return After Taxes on Distributions and Sale of Class A Shares	-12.45%	10.18%	10.60%
Class C Return Before Taxes	-18.96%	12.77%	13.17%
Class I Return Before Taxes	-17.37%	13.92%	14.26%
Class R6 Return Before Taxes	-17.31%	13.97%	14.29%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	-29.14%	10.95%	14.09%

These returns reflect the maximum sales charge for Class A (5.25%) and any applicable contingent deferred sales charge (“CDSC”) for Class C.   Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase.  The average annual total returns listed for Class C reflect conversion to Class A shares after eight years.  Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.  The Class R6 performance shown above for the period prior to October 3, 2017  (commencement of operations) is the performance of Class I shares at net asset value without adjustment for any differences in the expenses of the two classes.  If adjusted for such differences, returns would be different.  Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown.  After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities.  After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares.  Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no

Calvert Domestic Equity Funds13Prospectus dated February 1, 2023 taxable distributions were made during that period.  Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return Before Taxes and/or Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser.  Calvert Research and Management (“CRM” or the “Adviser”).

Investment Sub-Adviser.  Atlanta Capital Management Company, LLC (“Atlanta Capital”).

Portfolio Managers

Joseph B. Hudepohl, CFA, Managing Director of Atlanta Capital, has managed the Fund since June 2015.

Lance V. Garrison, CFA, Managing Director of Atlanta Capital, has managed the Fund since June 2015.

Jeffrey A. Miller, CFA, Managing Director of Atlanta Capital, has managed the Fund since June 2015.

Robert R. Walton, Jr., CFA, Executive Director of Atlanta Capital, has managed the Fund since June 2015.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business.  You may purchase, redeem or exchange Fund shares either through your financial intermediary or (except for purchases of Class C shares by accounts with no specified financial intermediary) directly from a Fund either by writing to the Fund, P.O. Box 219544, Kansas City, MO  64121-9544, or by calling 1-800-368-2745.  The minimum initial purchase or exchange into a Fund is $1,000 for Class A and Class C, $1,000,000 for Class I and $5,000,000 for Class R6 (waived in certain circumstances).  There is no minimum for subsequent investments.

For important information about taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 25 of this Prospectus.

Calvert Domestic Equity Funds14Prospectus dated February 1, 2023

Calvert Focused Value Fund

Investment Objective

The Fund's investment objective is total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary, which are not reflected below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix B – Financial Intermediary Sales Charge Variations in this Prospectus.  More information about these and other discounts is available from your financial professional and under “Sales Charges” on page 49 of this Prospectus and page 24 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class R6
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.25%	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of net asset value at purchase or redemption)	None(1)	1.00%	None	None

(1)Class A shares purchased at net asset value in amounts of $1 million or more are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase.

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I	Class R6
Management Fees	0.62%	0.62%	0.62%	0.62%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses (1)	4.22%	4.22%	4.22%	4.22%
Total Annual Fund Operating Expenses	5.09%	5.84%	4.84%	4.84%
Less Expense Reimbursement and Fee Reduction(2)	(4.10)%	(4.10)%	(4.10)%	(4.10)%
Net Annual Fund Operating Expenses	0.99%	1.74%	0.74%	0.74%

(1)Based on estimates for the current fiscal year.

(2) Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 0.99% for Class A shares, 1.74% for Class C shares, 0.74% for Class I shares and 0.74% for Class R6 shares.  This expense reimbursement will continue through January 31, 2024.  Any amendment to or termination of this reimbursement would require approval of the Board of Trustees.  The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs (including borrowing costs of any acquired funds), taxes or litigation expenses.  Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than any contractual expense cap in place during such year.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption		Expenses without Redemption
	1 Year	3 Years	1 Year	3 Years
Class A shares	$621	$1,623	$621	$1,623
Class C shares	$277	$1,373	$177	$1,373
Class I shares	$76	$1,086	$76	$1,086
Class R6 shares	$76	$1,086	$76	$1,086

Calvert Domestic Equity Funds15Prospectus dated February 1, 2023

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  The Fund’s portfolio turnover rate will be available after the Fund completes its first fiscal year.

Principal Investment Strategies

Under normal market conditions, the Fund invests primarily in large-cap companies, but may invest in common stocks of companies of any market capitalization, including smaller companies. The portfolio managers generally consider large-cap companies to be those companies having market capitalizations equal to or greater than the median capitalization of companies included in the Russell 1000® Value Index.  As of December 31, 2022, the market capitalization of the Russell 1000 Value Index ranged from $306 million to $1.2 trillion with a weighted average market capitalization of $151.2 billion. Market capitalizations of companies within the Russell 1000 Value Index are subject to change.  The Fund invests primarily in value stocks.  Value stocks are stocks that, in the opinion of the investment adviser, are inexpensive or undervalued relative to the intrinsic value of the company.

The Fund generally expects to hold approximately 25 to 35 stocks. The Fund may invest up to 25% of its total assets in foreign securities, some of which may be issued by companies domiciled in emerging market countries, and may also invest in U.S. dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the over-the-counter market (including depositary receipts that evidence ownership in underlying foreign stocks). The Fund may also invest in publicly traded real estate investment trusts (“REITs”). The Fund may invest in exchange-traded funds (“ETFs”), a type of pooled investment vehicle, in order to manage cash positions. The Fund may also lend its securities to financial institutions (typically brokers, dealers, and banks) to generate income for the Fund.

Investment decisions are made primarily on the basis of fundamental research and consideration of the responsible investing criteria described below.  The portfolio managers utilize information provided by, and the expertise of the investment adviser’s research staff in making investment decisions.  In selecting securities, the portfolio managers consider (among other factors) a company’s earnings or cash flow capabilities, dividend prospects, financial strength, growth potential, the strength of the company’s business franchises and management team, sustainability of a company’s competitiveness, and estimates of the company’s net value.  Such assessments are made through the analysis of a company’s financial statements, products and services, industry position and conditions, and other factors.  The portfolio managers may sell a security when the investment adviser’s price objective for the security is reached, the fundamentals of the company deteriorate, a security’s price falls below acquisition cost or when other securities are identified to displace a current holding.  The portfolio managers seek to manage investment risk by utilizing fundamental analysis of risk/return characteristics in securities selection and also by maintaining issuer and industry diversification among the Fund’s holdings.

Responsible Investing. The portfolio managers seek to invest in companies that manage environmental, social and governance (“ESG”) risk exposures adequately and that are not exposed to excessive ESG risk through their principal business activities. Companies are analyzed by the investment adviser’s ESG analysts utilizing The Calvert Principles for Responsible Investment (“Principles”), a framework for considering ESG factors (a copy of which is included as an appendix to the Fund’s Prospectus). Each company is evaluated relative to an appropriate peer group based on material ESG factors as determined by the investment adviser.  Pursuant to the Principles, the investment adviser seeks to identify companies and other issuers that operate in a manner that is consistent with or promotes environmental sustainability and resource efficiency, equitable societies and respect for human rights, and accountable governance and transparency.  The Fund generally invests in issuers that are believed by the investment adviser to operate in accordance with the Principles and may also invest in issuers that the investment adviser believes are likely to operate in accordance with the Principles pending the investment adviser’s engagement activity with such issuer.

Principal Risks

Market Risk.  The value of investments held by the Fund may increase or decrease in response to social, economic, political, financial, public health crises or other disruptive events (whether real, expected or perceived) in the U.S. and global markets and include events such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions.  Monetary and/or fiscal actions

Calvert Domestic Equity Funds16Prospectus dated February 1, 2023 taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility.

Equity Securities Risk. The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific considerations, which are more significant in a focused fund that invests in a limited number of securities; unexpected trading activity among retail investors; or other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks.  If the stock market declines in value, the value of the Fund’s equity securities will also likely decline.  Although prices can rebound, there is no assurance that values will return to previous levels.

Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s ESG performance or the investment adviser's assessment of such performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment criteria. In evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG factors relevant to a particular investment. Successful application of the Fund’s responsible investment strategy will depend on the investment adviser's skill in properly identifying and analyzing material ESG issues.

Large-Cap Value Risk. Because the Fund normally invests primarily in stocks of large-cap value companies, it is subject to the risk of underperforming the overall stock market during periods in which stocks of such companies are out of favor and generate lower returns than the market as a whole.

Foreign Investment Risk. Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country against a particular country or countries, organizations, entities and/or individuals. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject.  Adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund's investments.  Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States and, as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country.

Emerging Markets Investment Risk.  Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain sectors.  Emerging market securities often involve greater risks than developed market securities. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets.

Currency Risk.  Exchange rates for currencies fluctuate daily.  The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation to the U.S. dollar.  Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.

Smaller Company Risk.  The stocks of smaller, less seasoned companies are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk than the stocks of larger, more established companies. Such companies may have limited product lines, markets or financial resources, may be dependent on a limited management group, and may lack substantial capital reserves or an established performance record. There may be generally less publicly available information about such companies than for larger, more established companies.  Stocks of these companies frequently have lower trading volumes making them more volatile and potentially less liquid and more difficult to value.

Sector Risk.  Because the Fund may, under certain circumstances, invest a significant portion of its assets in one or more sectors, the value of Fund shares may be affected by events that adversely affect a particular sector and may fluctuate more than that of a fund that invests more broadly.

Calvert Domestic Equity Funds17Prospectus dated February 1, 2023

Real Estate Risk. Real estate investments are subject to risks associated with owning real estate, including declines in real estate values, increases in property taxes, fluctuations in interest rates, limited availability of mortgage financing, decreases in revenues from underlying real estate assets, declines in occupancy rates, changes in government regulations affecting zoning, land use, and rents, environmental liabilities, and risks related to the management skill and creditworthiness of the issuer.  Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others.  REITs must satisfy specific requirements for favorable tax treatment and can involve unique risks in addition to the risks generally affecting the real estate industry. Changes in underlying real estate values may have an exaggerated effect to the extent that investments are concentrated in particular geographic regions or property types.

ETF Risk.  ETFs are subject to the risks of investing in the underlying securities or other investments. ETF shares may trade at a premium or discount to net asset value and are subject to secondary market trading risks. In addition, the Fund will bear a pro rata portion of the operating expenses of an ETF in which it invests.

Liquidity Risk.  The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices.  Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

Securities Lending Risk. Securities lending involves a possible delay in recovery of the loaned securities or a possible loss of rights in the collateral if the borrower fails financially.  The Fund could also lose money if the value of the collateral decreases.

Risks Associated with Active Management.  The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment.  Active management involves subjective decisions and there is no guarantee that such decisions will produce the desired results or expected returns.

Portfolio Turnover Risk. The annual portfolio turnover rate of the Fund may exceed 100%.  A mutual fund with a high turnover rate (100% or more) may generate more capital gains and may involve greater expenses (which may reduce return) than a fund with a lower rate.  Capital gains distributions will be made to shareholders if offsetting capital loss carry forwards do not exist.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective.  It is possible to lose money by investing in the Fund.   The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading.  Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective(s).  In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund.  The Fund relies on various service providers, including the investment adviser, in its operations and is susceptible to operational, information security and related events (such as public health crises, cyber or hacking attacks) that may affect the service providers or the services that they provide to the Fund.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

Performance history will be available for the Fund after the Fund has been in operation for one full calendar year.

Management

Investment Adviser.  Calvert Research and Management (“CRM” or the “Adviser”).

Portfolio Managers

Aaron S. Dunn, CFA, Vice President of CRM, has managed the Fund since its inception in April 29, 2022.

Bradley T. Galko, CFA, Vice President of CRM, has managed the Fund since its inception in April 29, 2022.

Calvert Domestic Equity Funds18Prospectus dated February 1, 2023

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business.  You may purchase, redeem or exchange Fund shares either through your financial intermediary or (except for purchases of Class C shares by accounts with no specified financial intermediary) directly from a Fund either by writing to the Fund, P.O. Box 219544, Kansas City, MO  64121-9544, or by calling 1-800-368-2745.  The minimum initial purchase or exchange into a Fund is $1,000 for Class A and Class C, $1,000,000 for Class I and $5,000,000 for Class R6 (waived in certain circumstances).  There is no minimum for subsequent investments.

For important information about taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 25 of this Prospectus.

Calvert Domestic Equity Funds19Prospectus dated February 1, 2023

Calvert Mid-Cap Fund

Investment Objective

The Fund's investment objective is to seek to provide long-term capital appreciation by investing primarily in mid-cap stocks.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary, which are not reflected below.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix B – Financial Intermediary Sales Charge Variations in this Prospectus.  More information about these and other discounts is available from your financial intermediary and under Sales Charges on page 49 of this Prospectus and page 24 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None(1)	1.00%	None

(1)Class A shares purchased at net asset value in amounts of $1 million or more are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.77%	0.77%	0.77%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.21%	0.21%	0.21%
Total Annual Fund Operating Expenses	1.23%	1.98%	0.98%
Less Fee Waiver and/or Expense Reimbursement (1)	(0.05)%	(0.05)%	(0.05)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	1.18%	1.93%	0.93%

(1)Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.18% for Class A shares, 1.93% for Class C shares and 0.93% for Class I shares. This expense reimbursement will continue through January 31, 2024. Any amendment to or termination of this reimbursement would require approval of the Board of Directors. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs (including costs of any acquired funds), taxes or litigation expenses. Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than any contractual expense cap in place during such year.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$639	$890	$1,161	$1,931	$639	$890	$1,161	$1,931
Class C shares	$296	$617	$1,063	$2,108	$196	$617	$1,063	$2,108
Class I shares	$95	$307	$537	$1,197	$95	$307	$537	$1,197

Calvert Domestic Equity Funds20Prospectus dated February 1, 2023

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 109% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets, including borrowings for investment purposes, in common stocks of mid-capitalization companies (the “80% Policy”). The Fund defines mid-cap companies as those whose market capitalization falls within the range of the Russell Midcap® Index at the time of investment. As of December 31, 2022, the market capitalization of the Russell Midcap® Index ranged from $306 million to $53.0 billion with a weighted average market capitalization of $21.3 billion. Market capitalizations of companies within the Russell Midcap® Index are subject to change.  Although primarily investing in mid-cap U.S. companies, the Fund may also invest in small-cap companies. The Fund may invest in publicly-traded real estate investment trusts (“REITs”).

The Fund may also invest up to 25% of its net assets in foreign securities (including American Depositary Receipts (“ADRs”), which may be sponsored or unsponsored, and Global Depositary Receipts (“GDRs”)).  The Fund may also lend its securities.

Investment decisions for the Fund are made primarily on the basis of fundamental research and consideration of the responsible investing criteria described below.  The portfolio managers utilize the information provided by, and the expertise of, the investment adviser’s research staff in making investment decisions. In selecting securities, the portfolio manager seeks companies that have sustainable earnings and cash flow, a strong and durable financial profile, secular and cyclical growth prospects, and the ability to maintain a competitive position within its industry. The portfolio managers also employ a disciplined valuation framework in pursuit of attractive risk adjusted returns.  The portfolio managers seek to manage investment risk by maintaining broad issuer and industry diversification among the Fund’s holdings, and by utilizing fundament analysis of risk/return characteristics in securities selection.  The portfolio managers may sell a security when he believes it is fully valued, the fundamentals of a company deteriorate, or to pursue alternative investment options.  A security will also be sold (in accordance with the investment adviser’s guidelines and at a time and in a manner that is determined to be in the best interests of shareholders) if the investment adviser determines that the issuer does not operate in a manner consistent with the Fund’s responsible investment criteria.

Responsible Investing. The portfolio manager(s) seek to invest in companies that manage environmental, social and governance (“ESG”) risk exposures adequately and that are not exposed to excessive ESG risk through their principal business activities. Companies are analyzed by the investment adviser’s ESG analysts utilizing The Calvert Principles for Responsible Investment (“Principles”), a framework for considering ESG factors (a copy of which is included as an appendix to the Fund’s Prospectus). Each company is evaluated relative to an appropriate peer group based on material ESG factors as determined by the investment adviser. Pursuant to the Principles, the investment adviser seeks to identify companies and other issuers that operate in a manner that is consistent with or promotes environmental sustainability and resource efficiency, equitable societies and respect for human rights, and accountable governance and transparency.  The Fund generally invests in issuers that are believed by the investment adviser to operate in accordance with the Principles and may also invest in issuers that the investment adviser believes are likely to operate in accordance with the Principles pending the investment adviser’s engagement activity with such issuer.

Principal Risks

Market Risk.  The value of investments held by the Fund may increase or decrease in response to social, economic, political, financial, public health crises or other disruptive events (whether real, expected or perceived) in the U.S. and global markets and include events such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions.  Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility.

Equity Securities Risk. The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific

Calvert Domestic Equity Funds21Prospectus dated February 1, 2023 considerations; unexpected trading activity among retail investors; or other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks.  If the stock market declines in value, the value of the Fund’s equity securities will also likely decline.  Although prices can rebound, there is no assurance that values will return to previous levels.

Smaller and Mid-Sized Company Risk.  The stocks of smaller and mid-sized companies are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk than the stocks of larger, more established companies. Such companies may have limited product lines, markets or financial resources, may be dependent on a limited management group, and may lack substantial capital reserves or an established performance record. There may be generally less publicly available information about such companies than for larger, more established companies.  Stocks of these companies frequently have lower trading volumes making them more volatile and potentially less liquid and more difficult to value.

Foreign Investment Risk. Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country against a particular country or countries, organizations, entities and/or individuals. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject.  Adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund's investments.  Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States and, as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country.  Depositary receipts are subject to many of the risks associated with investing directly in foreign instruments.

Currency Risk.  Exchange rates for currencies fluctuate daily.  The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation to the U.S. dollar.  Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.

Real Estate Risk. Real estate investments are subject to risks associated with owning real estate, including declines in real estate values, increases in property taxes, fluctuations in interest rates, limited availability of mortgage financing, decreases in revenues from underlying real estate assets, declines in occupancy rates, changes in government regulations affecting zoning, land use, and rents, environmental liabilities, and risks related to the management skill and creditworthiness of the issuer.  Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others.  REITs must satisfy specific requirements for favorable tax treatment and can involve unique risks in addition to the risks generally affecting the real estate industry. Changes in underlying real estate values may have an exaggerated effect to the extent that investments are concentrated in particular geographic regions or property types.

Securities Lending Risk. Securities lending involves a possible delay in recovery of the loaned securities or a possible loss of rights in the collateral if the borrower fails financially.  The Fund could also lose money if the value of the collateral decreases.

Liquidity Risk.  The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices.  Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

Risks Associated with Active Management.  The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment.  Active management involves subjective decisions and there is no guarantee that such decisions will produce the desired results or expected returns.

Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s ESG performance or the investment adviser's assessment of such performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment criteria. In evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG factors relevant to a

Calvert Domestic Equity Funds22Prospectus dated February 1, 2023 particular investment. Successful application of the Fund’s responsible investment strategy will depend on the investment adviser's skill in properly identifying and analyzing material ESG issues.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective.  It is possible to lose money by investing in the Fund.   The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading.  Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective(s).  In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund.  The Fund relies on various service providers, including the investment adviser, in its operations and is susceptible to operational, information security and related events (such as public health crises, cyber or hacking attacks) that may affect the service providers or the services that they provide to the Fund.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with a broad-based securities market index. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

CRM became the investment adviser to the Fund on December 31, 2016.  Performance reflected prior to such date is that of the Fund’s former investment adviser.  The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Updated Fund performance information can be obtained by visiting www.calvert.com.

Calendar year-by-year total return (Class A)

Year	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022
Year Total Return	28.86%	7.39%	-3.69%	6.39%	11.71%	-4.36%	30.57%	11.66%	14.68%	-19.65%

For the ten years ended December 31, 2022, the highest quarterly total return for Class A was 17.62% for the quarter ended June 30, 2020 and the lowest quarterly return was -23.56% for the quarter ended March 31, 2020.

Average Annual Total Returns December 31, 2022	One Year	Five Years	Ten Years
Class A Return Before Taxes	-23.86%	4.01%	6.78%
Class A Return After Taxes on Distributions	-23.86%	2.86%	5.04%
Class A Return After Taxes on Distributions and Sale of Class A Shares	-14.12%	3.16%	5.13%
Class C Return Before Taxes	-21.07%	4.35%	6.71%
Class I Return Before Taxes	-19.48%	5.42%	7.78%
Russell Midcap® Index (reflects no deduction for fees, expenses or taxes)	-17.32%	7.10%	10.95%

These returns reflect the maximum sales charge for Class A (5.25%) and any applicable contingent deferred sales charge (“CDSC”) for Class C.  Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase.  The average annual total returns listed for Class C reflect conversion to Class A shares after eight years.  Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.  Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown.  After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities.  After-tax returns for other Classes of shares will vary from the after-

Calvert Domestic Equity Funds23Prospectus dated February 1, 2023 tax returns presented for Class A shares.  Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period.  Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return Before Taxes and/or Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser.  Calvert Research and Management (“CRM” or the “Adviser”).

Portfolio Managers

Michael D. McLean, CFA, Vice President of CRM, has managed the Fund since June 30, 2022.

J. Griffith Noble, CFA, Vice President of CRM, has managed the Fund since June 30, 2022.

Prachi Samudra, Vice President of CRM, has managed the Fund since December 30, 2022.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business.  You may purchase, redeem or exchange Fund shares either through your financial intermediary or (except for purchases of Class C shares by accounts with no specified financial intermediary) directly from a Fund either by writing to the Fund, P.O. Box 219544, Kansas City, MO  64121-9544, or by calling 1-800-368-2745.  The minimum initial purchase or exchange into a Fund is $1,000 for Class A and Class C and $1,000,000 for Class I (waived in certain circumstances).  There is no minimum for subsequent investments.

For important information about taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 25 of this Prospectus.

Calvert Domestic Equity Funds24Prospectus dated February 1, 2023

Calvert Small-Cap Fund

Investment Objective

The Fund's investment objective is to seek to provide long-term capital appreciation through investment primarily in small-cap common stocks of U.S. companies.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary, which are not reflected below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix B – Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial intermediary and under Sales Charges on page 49 of this Prospectus and page 24 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None(1)	1.00%	None	None

(1)Class A shares purchased at net asset value in amounts of $1 million or more are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I	Class R6
Management Fees	0.80%	0.80%	0.80%	0.80%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.14%	0.14%	0.14%	0.05%
Total Annual Fund Operating Expenses	1.19%	1.94%	0.94%	0.85%

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$640	$883	$1,145	$1,892	$640	$883	$1,145	$1,892
Class C shares	$297	$609	$1,047	$2,070	$197	$609	$1,047	$2,070
Class I shares	$96	$300	$520	$1,155	$96	$300	$520	$1,155
Class R6 shares	$87	$271	$471	$1,049	$87	$271	$471	$1,049

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 42% of the average value of its portfolio.

Calvert Domestic Equity Funds25Prospectus dated February 1, 2023

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets, including borrowings for investment purposes, in common stocks of small companies (the “80% Policy”). The Fund defines small companies as those whose market capitalization falls within the range of the Russell 2000® Index at the time of investment. As of December 31, 2022, the market capitalization of the Russell 2000® Index companies ranged from $6 million to $7.9 billion with a weighted average market capitalization of $2.7 billion. Market capitalizations of companies within the Russell 2000® Index are subject to change.

The Fund may also invest up to 25% of its net assets in foreign securities (including American Depositary Receipts (“ADRs”), which may be sponsored or unsponsored, and Global Depositary Receipts (“GDRs”)).  The Fund may also invest in publicly-traded real estate investment trusts (“REITs”) and may also lend its securities.

The Fund seeks long-term capital appreciation through a mix of smaller company stocks that meet the Fund’s investment criteria.  Investment decisions for the Fund are made primarily on the basis of fundamental research, including consideration of the responsible investing criteria described below. The portfolio managers look for companies that, in their opinion, are high in quality or improving in quality. The portfolio managers take a long-term perspective when selecting companies and the quality focus typically leads to companies benefitting from structural growth or structural change.  Sought after company characteristics may include: a business model with identifiable competitive advantage(s)/barrier(s) to entry, a scalable market opportunity, a solid balance sheet, and a strong management team with a history of good capital allocation. Such companies typically exhibit high or improving returns on capital, strong free-cash-flow generation, and positive or inflecting earnings. The portfolio managers also employ a disciplined valuation framework in pursuit of attractive risk adjusted returns. The portfolio managers seek to manage investment risk by maintaining broad issuer and industry diversification among the Fund’s holdings, and by utilizing fundamental analysis of risk/return characteristics in securities selection. Securities may be sold if, in the opinion of the portfolio managers, the price moves above a fair level of valuation, the company’s fundamentals deteriorate, or to pursue more attractive investment opportunities. A security will also be sold (in accordance with the investment adviser’s guidelines and at a time and in a manner that is determined to be in the best interests of shareholders) if the investment adviser determines that the issuer does not operate in a manner consistent with the Fund’s responsible investment criteria.

Responsible Investing. The portfolio manager(s) seek to invest in companies that manage environmental, social and governance (“ESG”) risk exposures adequately and that are not exposed to excessive ESG risk through their principal business activities. Companies are analyzed by the investment adviser’s ESG analysts utilizing The Calvert Principles for Responsible Investment (“Principles”), a framework for considering ESG factors (a copy of which is included as an appendix to the Fund’s Prospectus). Each company is evaluated relative to an appropriate peer group based on material ESG factors as determined by the investment adviser. Pursuant to the Principles, the investment adviser seeks to identify companies and other issuers that operate in a manner that is consistent with or promotes environmental sustainability and resource efficiency, equitable societies and respect for human rights, and accountable governance and transparency.  The Fund generally invests in issuers that are believed by the investment adviser to operate in accordance with the Principles and may also invest in issuers that the investment adviser believes are likely to operate in accordance with the Principles pending the investment adviser’s engagement activity with such issuer.

Principal Risks

Market Risk.  The value of investments held by the Fund may increase or decrease in response to social, economic, political, financial, public health crises or other disruptive events (whether real, expected or perceived) in the U.S. and global markets and include events such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions.  Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility.

Equity Securities Risk. The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific considerations; unexpected trading activity among retail investors; or other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks.  If the stock market declines in value, the value of the Fund’s equity securities will also likely decline.  Although prices can rebound, there is no assurance that values will return to previous levels.

Calvert Domestic Equity Funds26Prospectus dated February 1, 2023

Smaller Company Risk.  The stocks of smaller, less seasoned companies are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk than the stocks of larger, more established companies. Such companies may have limited product lines, markets or financial resources, may be dependent on a limited management group, and may lack substantial capital reserves or an established performance record. There may be generally less publicly available information about such companies than for larger, more established companies.  Stocks of these companies frequently have lower trading volumes making them more volatile and potentially less liquid and more difficult to value.

Foreign Investment Risk. Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country against a particular country or countries, organizations, entities and/or individuals. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject.  Adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund's investments.  Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States and, as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country.  Depositary receipts are subject to many of the risks associated with investing directly in foreign instruments.

Currency Risk.  Exchange rates for currencies fluctuate daily.  The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation to the U.S. dollar.  Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.

Real Estate Risk. Real estate investments are subject to risks associated with owning real estate, including declines in real estate values, increases in property taxes, fluctuations in interest rates, limited availability of mortgage financing, decreases in revenues from underlying real estate assets, declines in occupancy rates, changes in government regulations affecting zoning, land use, and rents, environmental liabilities, and risks related to the management skill and creditworthiness of the issuer.  Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others.  REITs must satisfy specific requirements for favorable tax treatment and can involve unique risks in addition to the risks generally affecting the real estate industry. Changes in underlying real estate values may have an exaggerated effect to the extent that investments are concentrated in particular geographic regions or property types.

Securities Lending Risk. Securities lending involves a possible delay in recovery of the loaned securities or a possible loss of rights in the collateral if the borrower fails financially.  The Fund could also lose money if the value of the collateral decreases.

Liquidity Risk.  The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices.  Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

Risks Associated with Active Management.  The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment.  Active management involves subjective decisions and there is no guarantee that such decisions will produce the desired results or expected returns.

Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s ESG performance or the investment adviser's assessment of such performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment criteria. In evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG factors relevant to a particular investment. Successful application of the Fund’s responsible investment strategy will depend on the investment adviser's skill in properly identifying and analyzing material ESG issues.

Calvert Domestic Equity Funds27Prospectus dated February 1, 2023

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund.  The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading.  Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective(s).  In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund.  The Fund relies on various service providers, including the investment adviser, in its operations and is susceptible to operational, information security and related events (such as public health crises, cyber or hacking attacks) that may affect the service providers or the services that they provide to the Fund.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with a broad-based securities market index. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

CRM became the investment adviser to the Fund on December 31, 2016.  Performance reflected prior to such date is that of the Fund’s former investment adviser.  The Fund’s performance for certain periods reflects the effects of expense reductions. Absent these reductions, performance for certain periods would have been lower. Updated Fund performance information can be obtained by visiting www.calvert.com.

Calendar year-by-year total return (Class A)

Year	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022
Year Total Return	40.85%	7.03%	-1.09%	20.00%	13.20%	-6.85%	26.01%	14.64%	19.67%	-16.11%

For the ten years ended December 31, 2022, the highest quarterly total return for Class A was 24.27% for the quarter ended December 31, 2020 and the lowest quarterly return was -23.89% for the quarter ended March 31, 2020.

Calvert Domestic Equity Funds28Prospectus dated February 1, 2023

Average Annual Total Returns as of December 31, 2022	One Year	Five Years	Ten Years
Class A Return Before Taxes	-20.52%	5.06%	9.99%
Class A Return After Taxes on Distributions	-20.75%	4.26%	8.27%
Class A Return After taxes on Distributions and Sale of Class A Shares	-11.92%	3.93%	7.77%
Class C Return Before Taxes	-17.57%	5.40%	9.91%
Class I Return Before Taxes	-15.91%	6.48%	11.02%
Class R6 Return Before Taxes	-15.83%	6.53%	11.05%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	-20.44%	4.12%	9.01%

These returns reflect the maximum sales charge for Class A (5.25%) and any applicable contingent deferred sales charge (“CDSC”) for Class C. Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase.  The average annual total returns listed for Class C reflect conversion to Class A shares after eight years.  Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.    The Class R6 performance shown above for the period prior to February 1, 2019 (commencement of operations) is the performance of Class I shares at net asset value without adjustment for any differences in the expenses of the two classes. If adjusted for such differences, returns would be different.  Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return Before Taxes and/or Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser.  Calvert Research and Management (“CRM” or the “Adviser”).

Portfolio Managers

Michael D. McLean, CFA, Vice President of CRM, has managed the Fund since December 31, 2016.

J. Griffith Noble, CFA, Vice President of CRM, has managed the Fund since December 31, 2016.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business.  You may purchase, redeem or exchange Fund shares either through your financial intermediary or (except for purchases of Class C shares by accounts with no specified financial intermediary) directly from a Fund either by writing to the Fund, P.O. Box 219544, Kansas City, MO  64121-9544, or by calling 1-800-368-2745.  The minimum initial purchase or exchange into a Fund is $1,000 for Class A and Class C, $1,000,000 for Class I and $5,000,000 for Class R6 (waived in certain circumstances).  There is no minimum for subsequent investments.

For important information about taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 25 of this Prospectus.

Calvert Domestic Equity Funds29Prospectus dated February 1, 2023

Important Information Regarding Fund Shares

Tax Information

If your shares are held in a taxable account, each Fund’s distributions will be taxed to you as ordinary income and/or capital gains, unless you are exempt from taxation.  If your shares are held in a tax-advantaged account, you will generally be taxed only upon withdrawals from the account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund’s shares through a broker-dealer or other financial intermediary (such as a bank) (collectively, “financial intermediaries”), the Fund, its principal underwriter and its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Calvert Domestic Equity Funds30Prospectus dated February 1, 2023

Investment Objective & Principal Policies and Risks

The investment objective and principal investment policies and risks of each Fund are described in its Fund Summary.  Set forth below is additional information about such policies and risks, as well as information about other types of investments and practices in which each Fund may engage from time to time, unless otherwise noted.  References to the Fund below are to each Fund.  See also “Strategies and Risks” in the Statement of Additional Information (“SAI”).

Definitions.  As used herein, the following terms have the indicated meaning: “1940 Act” means the Investment Company Act of 1940, as amended; “1933 Act” means the Securities Act of 1933, as amended; “Code” means the Internal Revenue Code of 1986, as amended; “ERISA” means the Employee Retirement Income Security Act of 1974, as amended; and “investment adviser” means the Fund’s investment adviser but if the Fund is sub-advised, it refers to the sub-adviser(s) providing day-to-day management with respect to the investments or strategies discussed.

Equity Securities.  Equity securities include: common stocks; preferred stocks, including convertible and contingent convertible preferred stocks; equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; depositary receipts, rights and warrants in underlying equity interests; and other securities that are treated as equity for U.S. federal income tax purposes.  The Fund cannot predict the income it might receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions.

The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; unexpected trading activity among retail investors; and other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks.  If the stock market declines, the value of Fund shares will also likely decline.  Although stock prices can rebound, there is no assurance that values will return to previous levels.

Foreign Investments.  Investments in foreign issuers could be affected by factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations. Because foreign issuers may not be subject to uniform accounting, auditing and financial reporting standard practices and requirements and regulatory measures comparable to those in the United States, there may be less publicly available information about such foreign issuers.  Adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund's investments.  Settlements of securities transactions in foreign countries are subject to risk of loss, may be delayed and are generally less frequent than in the United States, which could affect the liquidity of the Fund’s assets.  Evidence of ownership of certain foreign investments may be held outside the United States, and the Fund may be subject to the risks associated with the holding of such property overseas. Trading in certain foreign markets is also subject to liquidity risk.

Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. Foreign issuers may become subject to sanctions imposed by the United States or another country against a particular country or countries, organizations, entities and/or individuals, which could result in the immediate freeze of the foreign issuers’ assets or securities.  The imposition of such sanctions could impair the market value of the securities of such foreign issuers and limit the Fund’s ability to buy, sell, receive or deliver the securities. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the Fund and increased transaction costs.  If a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could also be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by other restrictions on investment. The risks posed by such actions with respect to a particular foreign country, its nationals or industries or businesses within the country may be heightened to the extent the Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets.

In some non-U.S. securities markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. securities markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks it does not have in the United States.

The Fund needs a license to invest directly in securities traded in many non-U.S. securities markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, the Fund's ability to continue to invest directly is subject to the risk that the license may be terminated or suspended.  In some circumstances, the receipt of a non-U.S. license by one of CRM's clients may prevent the Fund from obtaining a similar license. In addition, certain activities could cause the suspension or revocation of the Fund's license.

Calvert Domestic Equity Funds31Prospectus dated February 1, 2023

Political events in foreign countries may cause market disruptions.  In June 2016, the United Kingdom (“UK”) voted in a referendum to leave the European Union (“EU”) (“Brexit”).  Effective January 31, 2020, the UK ceased to be a member of the EU and, following a transition period during which the EU and the UK Government engaged in a series of negotiations regarding the terms of the UK’s future relationship with the EU, the EU and the UK Government signed an agreement on December 30, 2020 regarding the economic relationship between the UK and the EU. This agreement became effective on a provisional basis on January 1, 2021 and entered into full force on May 1, 2021. There remains significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of the possible political, regulatory, economic, and market outcomes in the UK, EU and beyond are difficult to predict.  The end of the Brexit transition period may cause greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence, and an increased likelihood of a recession in the UK.  If one or more additional countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted.

As an alternative to holding foreign-traded investments, the Fund may invest in U.S. dollar-denominated investments of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market including depositary receipts, such as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), which evidence ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the political and economic risks of the underlying issuer’s country, as well as in the case of depositary receipts traded on foreign markets, currency risk.  Depositary receipts may be sponsored or unsponsored. Unsponsored depositary receipts are established without the participation of the issuer. As a result, available information concerning the issuer of an unsponsored depository receipt may not be as current as for sponsored depositary receipts, and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer. Unsponsored depositary receipts may involve higher expenses, may not pass through voting or other shareholder rights and may be less liquid.  Unless otherwise stated in the Fund Summaries, such investments are not subject to any stated limitation on investing in foreign securities.

Emerging Markets Investments. The risks of foreign investments can be more significant in emerging markets. Unless otherwise provided in the Fund’s principal investment strategies, an emerging market country is any country determined by the investment adviser to have an emerging market economy, considering factors such as the country’s political and economic stability, and the development of its financial and capital markets. Emerging markets may offer higher potential for gains and losses than investments in the developed markets of the world. Political and economic structures in emerging market countries generally lack the social, political and economic stability of developed countries, which may affect the value of the Fund’s investments in these countries and also the ability of the Fund to access markets in such countries. Securities markets within emerging market countries may experience low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets. Governmental actions can have a significant effect on the economic conditions in emerging market countries, which also may adversely affect the value and liquidity of the Fund’s investments. In particular, trade disputes may result in governmental actions that could have an adverse effect on investments in emerging market countries, including but not limited to restrictions on investments in, or required divestment of, particular issuers or industries. Such actions may effectively restrict or eliminate the Fund's ability to purchase or sell investments in emerging market countries, and thus may make them less liquid or more difficult to value, or may force the Fund to sell or otherwise dispose of such investments at inopportune times or prices.  There may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. The laws of emerging market countries relating to the limited liability of corporate shareholders, fiduciary duties of officers and directors, and bankruptcy of state enterprises are generally less developed than or different from such laws in the United States. It may be more difficult to make a claim or obtain a judgment in the courts of these countries than it is in the United States. In addition, due to jurisdictional limitations, U.S. authorities (e.g., SEC and the U.S. Department of Justice) may be limited in their ability to enforce regulatory or legal obligations in emerging market countries. The possibility of fraud, negligence, undue influence being exerted by an issuer or refusal to recognize ownership exists in some emerging markets. The prices at which investments may be acquired may be affected by trading by persons with information that is not publicly available and by securities transactions by brokers in anticipation of transactions in particular securities. Disruptions due to work stoppages and trading improprieties in foreign securities markets have caused such markets to close. If extended closings were to occur in stock markets where the Fund is heavily invested, the Fund’s ability to redeem Fund shares could become impaired. In such circumstances, the Fund may have to sell more liquid securities than it would otherwise choose to sell.  Emerging market securities are also subject to speculative trading, which contributes to their volatility.

Calvert Domestic Equity Funds32Prospectus dated February 1, 2023

Foreign Currencies. The value of foreign assets and currencies as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations, application of foreign tax laws (including withholding tax), governmental administration of economic or monetary policies (in this country or abroad), and relations between nations and trading.  Foreign currencies also are subject to settlement, custodial and other operational risks. Currency exchange rates can be affected unpredictably by intervention, or the failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.  If the U.S. dollar rises in value relative to a foreign currency, a security denominated in that foreign currency will be worth less in U.S. dollars. If the U.S. dollar decreases in value relative to a foreign currency, a security denominated in that foreign currency will be worth more in U.S. dollars.  A devaluation of a currency by a country’s government or banking authority will have a significant impact on the value of any investments denominated in that currency.  Costs are incurred in connection with conversions between currencies.

The Fund may engage in spot transactions and forward foreign currency exchange contracts, purchase and sell options on currencies and purchase and sell currency futures contracts and related options thereon (collectively, “Currency Instruments”) to seek to hedge against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar.

Derivatives. Generally, derivatives can be characterized as financial instruments whose performance is derived at least in part from the performance of an underlying reference instrument.  Derivative instruments may be acquired in the United States or abroad consistent with the Fund’s investment strategy and may include the various types of exchange-traded and over-the-counter (“OTC”) instruments described herein and other instruments with substantially similar characteristics and risks.  Fund obligations created pursuant to derivative instruments may give rise to leverage, which may subject the Fund to heightened risk of loss.  The Fund may invest in a derivative transaction if it is permitted to own, invest in, or otherwise have economic exposure to the reference instrument.  Depending on the type of derivative instrument and the Fund’s investment strategy, a reference instrument could be a security, instrument, index, currency, commodity, economic indicator or event (“reference instruments”). The Fund may engage in derivative transactions to hedge against fluctuations in securities prices, or currency exchange rates, or to manage cash positions consistent with the Fund's investment strategy.  The Balanced Fund may also use futures contracts to help manage duration and to seek to hedge interest rates, as a substitute for direct investment in a particular asset class, to facilitate the periodic rebalancing of the Fund's portfolio and to make tactical asset allocations.

Derivative instruments are subject to a number of risks, including adverse or unexpected movements in the price of the reference instrument, and counterparty, liquidity, market, tax and leverage risks.  Certain derivatives may also be subject to credit risk and interest rate risk.  In addition, derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, indices or instruments they are designed to hedge or closely track.  Use of derivative instruments may cause the realization of higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if such instruments had not been used. Success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset.  Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the reference instrument and the Fund’s assets.  To the extent that a derivative instrument is intended to hedge against an event that does not occur, the Fund may realize losses.

OTC derivative instruments involve an additional risk in that the issuer or counterparty may fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, an option or commodity exchange or swap execution facility or clearinghouse may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses.  The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the use of derivative instruments.   Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.  There can be no assurance that the use of derivative instruments will benefit the Fund.

The U.S. and non-U.S. derivatives markets have undergone substantial changes in recent years as a result of changes under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and regulatory changes in Europe, Asia and other non-U.S. jurisdictions.  In particular, the Dodd-Frank Act and related regulations require many derivatives to be margined and/or cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on counterparties, and impose other regulatory requirements that

Calvert Domestic Equity Funds33Prospectus dated February 1, 2023 will continue to change derivatives markets as regulations are implemented. The SEC adopted Rule 18f-4 under the 1940 Act, which applies to the Fund’s use of derivative investments and certain financing transactions. Among other things, Rule 18f-4 requires certain funds that invest in derivative instruments beyond a specified limited amount (generally greater than 10% of a Fund's net assets) to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. To the extent a Fund uses derivative instruments (excluding certain currency and interest rate hedging transactions) in a limited amount (up to 10% of a Fund's net assets), it will not be subject to the full requirements of Rule 18f-4. In addition, to the extent that the Fund enters into reverse repurchase agreements or similar financing transactions, the Fund may elect to either treat all of its reverse repurchase agreements or similar financing transactions as derivatives transactions for purposes of Rule 18f-4 or comply (with respect to reverse repurchase agreements or similar financing transactions) with the asset segregation requirements under Section 18 of the 1940 Act.  The implementation of these requirements or additional future regulation of the derivatives markets may make the use of derivatives more costly, may limit the availability or reduce the liquidity of derivatives, and may impose limits or restrictions on the counterparties with which the Fund engages in derivative transactions.  Fund management cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new government regulation will not adversely affect the Fund’s performance or ability to achieve its investment objective(s).

Options.  Options may be traded on an exchange and OTC. By buying a put option on a particular instrument, the Fund acquires a right to sell the underlying instrument at the exercise price.  By buying a put option on an index, the Fund acquires a right to receive the cash difference between the strike price of the option and the index price at expiration. A purchased put position also typically can be sold at any time by selling at prevailing market prices.  Purchased put options generally are expected to limit the Fund's risk of loss through a decline in the market value of the underlying security or index until the put option expires.  When buying a put option, the Fund pays a premium to the seller of the option.  If the price of the underlying security or index is above the exercise price of the option as of the option valuation date, the option expires worthless and the Fund will not be able to recover the option premium paid to the seller.

The Fund may also write (i.e., sell) put options. The Fund will receive a premium for selling a put option, which may increase the Fund's return. In selling a put option on a security, the Fund has the obligation to buy the security at an agreed upon price if the price of such instrument decreases below the exercise price.  By selling a put option on an index, the Fund has an obligation to make a payment to the buyer to the extent that the value of the index decreases below the exercise price as of the option valuation date.  If the value of the underlying security or index on the option’s expiration date is above the exercise price, the option will generally expire worthless and the Fund, as option seller, will have no obligation to the option holder.

The Fund may purchase call options.  By purchasing a call option on a security, the Fund has the right to buy the security at the option’s exercise price.  By buying a call option on an index, the Fund acquires the right to receive the cash difference between the market price of the index and strike price at expiration.  Call options typically can be exercised any time prior to option maturity or, sold at the prevailing market price.

The Fund may also write (i.e., sell) a call option on a security or index in return for a premium.  A call written on a security obligates the Fund to deliver the underlying security at the option exercise price.  Written index call options obligate the Fund to make a cash payment to the buyer at expiration if the market price of the index is above the option strike price. Calls typically can also be bought back by the Fund at prevailing market prices and the Fund also may enter into closing purchase transactions with respect to written call options. The Fund may write call options on securities that it owns (so-called covered calls).

The Fund’s options positions are marked to market daily.  The value of options is affected by changes in the value and dividend rates of their underlying instruments, changes in interest rates, changes in the actual or perceived volatility of the relevant index or market and the remaining time to the options’ expiration, as well as trading conditions in the options market.  The hours of trading for options may not conform to the hours during which the underlying instruments are traded.  To the extent that the options markets close before markets for the underlying instruments, significant price and rate movements can take place in the markets that would not be reflected concurrently in the options markets.

The Fund's ability to sell the instrument underlying a call option may be limited while the option is in effect unless the Fund enters into a closing purchase transaction.  As the seller of a covered call option or an index call option, the Fund may forego, during the option’s life, the opportunity to profit from increases in the market value of the underlying instrument covering the call option above the sum of the premium received by the Fund and the exercise price of the call.  The Fund also retains the risk of loss, minus the option premium received, should the price of the underlying instrument decline.

Calvert Domestic Equity Funds34Prospectus dated February 1, 2023

Participants in OTC markets are typically not subject to the same credit evaluation and regulatory oversight as are members of “exchange-based” markets. OTC option contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC options becomes restricted. The ability of the Fund to transact business with any one or a number of counterparties may increase the potential for losses to the Fund, due to the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement of the options.

Futures Contracts. Futures are standardized, exchange-traded contracts. Futures contracts on securities obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of the financial instrument called for in the contract at a specified future date at a specified price. An index futures contract obligates the purchaser to take, and a seller to deliver, an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made. It is the practice of holders of futures contracts to close out their positions on or before the expiration date by use of offsetting contract positions, and physical delivery of financial instruments or delivery of cash, as applicable, is thereby avoided.  An option on a futures contract gives the holder the right to enter into a specified futures contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (“currency forward”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect against an adverse change in the relationship between currencies or to increase exposure to a particular foreign currency.

Certain currency forwards may be individually negotiated and privately traded, exposing them to credit and counterparty risks. The precise matching of the currency forward amounts and the value of the instruments denominated in the corresponding currencies will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that the use of currency forwards may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that currency forwards may create exposure to currencies in which the Fund’s securities are not denominated. In addition, it may not be possible to hedge against long-term currency changes. Currency forwards are subject to the risk of political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying currency forwards. As a result, available information may not be complete.

Equity Swaps.  Equity swaps involve the exchange by the Fund with another party of their respective returns as calculated on a notional amount of an equity index (such as the S&P 500® Index), basket of equity securities, or individual equity security.

Repurchase Agreements.  A repurchase agreement is the purchase by the Fund of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. Repurchase agreements maturing in more than seven days that the investment adviser believes may not be terminated within seven days at approximately the amount at which the Fund has valued the agreements are considered illiquid securities. When a repurchase agreement is entered into, the Fund typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked to market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered into to settle a short sale, the value of the securities delivered to the Fund will be at least equal to the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered into to settle a short sale may provide that the cash purchase price paid by the Fund is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. Since in such a transaction the Fund normally will have used the purchased securities to settle the short sale, the Fund will segregate liquid assets equal to the marked to market value of the purchased securities that it is obligated to return to the counterparty under the repurchase agreement.

In the event of the insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Fund may be delayed. In a repurchase agreement, such an insolvency may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount equal to the repurchase price. Repurchase agreements may create leverage in the Fund.

Pooled Investment Vehicles.  The Fund may invest in pooled investment vehicles to the extent permitted by the 1940 Act, and the rules, regulations and interpretations thereunder, which include investment companies (mutual funds and exchange-traded funds (“ETFs”)) and limited partnerships (see “About Responsible Investing - Investment Selection

Calvert Domestic Equity Funds35Prospectus dated February 1, 2023

Process”).  Pooled investment vehicles are subject to the risks of investing in the underlying securities or other instruments that they own.  The market for ETFs, which are generally traded on an exchange and may be traded at a premium or discount to net asset value, is affected by the demand for those securities, regardless of the value of such fund’s underlying securities.  Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to such fund’s net asset value.  The Fund will indirectly bear its proportionate share of any management fees and other operating expenses paid by unaffiliated and certain affiliated pooled investment vehicles in which it invests.  If such fees exceed 0.01% of the average net assets of the Fund, the costs associated with such investments will be reflected under Acquired Fund Fees and Expenses in the Fund’s Annual Fund Operating Expenses table(s) in its Fund Summary.  Investments in a pooled investment vehicle will be included in satisfying a Fund's 80% Policy if the vehicle invests at least 80% of its net assets in the type of securities included in the Fund's 80% Policy.

Real Estate Investments. Companies primarily engaged in the real estate industry and other real estate-related investments may include publicly traded real estate investment trusts (“REITs”) or real estate operating companies that either own properties or make construction or mortgage loans, real estate developers, companies with substantial real estate holdings and other companies whose products and services are related to the real estate industry, such as lodging operators, brokers, property management companies, building supply manufacturers, mortgage lenders, or mortgage servicing companies. REITs may be small to medium-sized companies, and may include equity REITs and mortgage REITs. The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs are pooled investment vehicles that have expenses of their own, so the Fund will indirectly bear its proportionate share of those expenses. The Fund will not own real estate directly.

Real estate investments are subject to special risks including changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer.  Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others.  Changes in underlying real estate values may have an exaggerated effect to the extent that investments concentrate in particular geographic regions or property types.

Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversiﬁed. Equity and mortgage REITs are also subject to heavy cash ﬂow dependency, defaults by borrowers, and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax-free pass-through of income or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to a REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers. REITs are also subject to credit, market, liquidity and interest rate risks.

REITs may issue debt securities to fund their activities.  The value of these debt securities may be affected by changes in the value of the underlying property owned by the REIT, the creditworthiness of the REIT, interest rates, and tax and regulatory requirements, among other things.

Fixed-Income Securities and Other Debt Instruments.   Fixed-income securities and other debt instruments include all types of fixed and floating-rate bonds and notes, such as convertible securities and other hybrid securities (other than preferred stock); corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including “indexed” securities; loans; loan participations and assignments; delayed funding loans and revolving credit facilities; and bank certificates of deposit, fixed time deposits, bank deposits (or investments structured to provide the same type of exposure) and bankers’ acceptances of foreign and domestic banks and other debt instruments. Fixed-income securities and other debt instruments are issued by: foreign governments or their subdivisions, agencies and government-sponsored enterprises; sovereign entities; international agencies or supranational entities; the U.S. Government, its agencies or government-sponsored enterprises (or guaranteed thereby); central or quasi-sovereign banks and U.S. and foreign corporations.  Fixed-income securities and other debt instruments include deep discount bonds, such as zero coupon bonds, deferred interest bonds, bonds or securities on which the interest is payable in-kind (“PIK securities”), which are debt obligations that are issued at a significant discount from face value, and securities purchased on a forward commitment or when-issued basis. While zero coupon bonds do not make periodic payments of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK securities provide that the issuer thereof may, at its option, pay interest in cash or in the form of additional securities.

Calvert Domestic Equity Funds36Prospectus dated February 1, 2023

Convertible Securities.  A convertible security is a bond, debenture, note, preferred security, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer.  A convertible security entitles the holder to receive interest paid or accrued or dividends paid until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities have characteristics similar to nonconvertible income securities.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the securities to be redeemed by the issuer at a premium over the stated principal amount of the debt securities under certain circumstances.  Certain convertible securities may include loss absorption characteristics that make the securities more debt-like.  This is particularly true of convertible securities issued by companies in the financial services sector.

The value of a convertible security may be influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Preferred Stock.  Preferred stock is a class of equity security that pays a specified dividend that typically must be paid before any dividends can be paid to common stockholders and takes precedence over common stock in the event of the issuer’s liquidation.  Although preferred stocks represent an ownership interest in an issuer, preferred stocks generally do not have voting rights or have limited voting rights and have economic characteristics similar to fixed-income securities. Preferred stocks generally are issued with a fixed par value and pay dividends based on a percentage of that par value at a fixed or variable rate.  Dividend payments on preferred stocks may be subordinate to interest payments on the issuer’s debt obligations.  Certain preferred stocks may be convertible to common stock.  Additionally, preferred stocks often have a liquidation value that generally equals the original purchase price of the preferred stock at the date of issuance.

Preferred stocks are subject to issuer-specific and market risks generally applicable to equity securities and credit and interest rate risks generally applicable to fixed-income securities.  The value of preferred stock may react more strongly than bonds and other debt instruments to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks are considered an equity security.

Hybrid Securities.  Hybrid securities generally possess certain characteristics of both equity and debt securities. These securities may at times behave more like equity than debt, or vice versa. Preferred stocks, convertible securities, trust preferred securities and certain debt obligations are types of hybrid securities.  The investment adviser has sole discretion to determine whether an investment has hybrid characteristics and generally will consider the instrument’s preference over the issuer’s common shares, the term of the instrument at the time of issuance, and/or the tax character of the instrument’s distributions.  Hybrid securities generally do not have voting rights or have limited voting rights. Hybrid securities may be subject to redemption at the option of the issuer at a predetermined price. Hybrid securities may pay a fixed or variable rate of interest or dividends. The prices and yields of nonconvertible hybrid securities generally move with changes in interest rates and the issuer’s credit quality, similar to the factors affecting debt securities. If the issuer of a hybrid security experiences financial difficulties, the value of such security may be adversely affected similar to the issuer’s outstanding common stock or subordinated debt instruments.

Because hybrid securities have both debt and equity characteristics, their values vary in response to many factors, including issuer-specific events, credit spreads and, for convertible securities, factors affecting the securities into which they convert.  Trust preferred securities are issued by a special purpose trust that holds the subordinated debt of a company and, as such, are subject to the risks associated with such debt obligation.

ReFlow Liquidity Program. Balanced Fund and Equity Fund may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares.  Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day.  Following purchases of fund shares, ReFlow then generally redeems those shares when the fund experiences net sales, at the end of a maximum holding period determined by ReFlow (currently 14 days) or at other times at ReFlow’s discretion.  While ReFlow holds fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder.  For use of the ReFlow service, a fund pays a fee to ReFlow each time it purchases fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds.  The current minimum fee rate is 0.20% of the value of the fund shares purchased by ReFlow although the fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of fund shareholders.  Such fee is allocated among a fund’s share classes based on relative net assets.  ReFlow’s purchases of fund shares through the liquidity program are

Calvert Domestic Equity Funds37Prospectus dated February 1, 2023 made on an investment-blind basis without regard to the fund’s objective, policies or anticipated performance.  In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a fund.  ReFlow purchases the Fund’s lowest-cost share class at net asset value and will not be subject to any investment minimum applicable to such shares.  ReFlow will periodically redeem its entire share position in the Fund and request that such redemption be met in kind in accordance with the Fund’s redemption-in-kind policies described under “Redeeming Shares” below.  Investments in the Fund by ReFlow in connection with the ReFlow liquidity program are not subject to the two round-trips within 90 days limitation described in “Restrictions on Excessive Trading and Market Timing” below.  The investment adviser believes that the program assists in stabilizing the Fund’s net assets to the benefit of the Fund and its shareholders.  To the extent the Fund’s net assets do not decline, the investment adviser may also benefit.

Credit Risk.  Investments in debt instruments are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of debt instruments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of debt instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments deteriorates. In the event of bankruptcy of the issuer of a debt instrument, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel, which may increase the Fund’s operating expenses and adversely affect net asset value.  See “Lower Rated Investments.”  The Fund is also exposed to credit risk when it engages in certain types of derivatives transactions and when it engages in transactions that expose the Fund to counterparty risk.  See “Derivatives.”

In evaluating the quality of a particular instrument, the investment adviser (or sub-adviser, if applicable) may take into consideration, among other things, a credit rating assigned by a credit rating agency, the issuer’s financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage, and earnings prospects. Credit rating agencies are private services that provide ratings of the credit quality of certain investments. Credit ratings issued by rating agencies are based on a number of factors including, but not limited to, the issuer’s financial condition and the rating agency’s credit analysis, if applicable, at the time of rating. As such, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The ratings assigned are not absolute standards of credit quality and do not evaluate market risks or necessarily reflect the issuer’s current financial condition or the volatility or liquidity of the security.

For purposes of determining compliance with the Fund’s credit quality restrictions, if any, the Fund’s investment adviser (or sub-adviser, if applicable) relies primarily on the ratings assigned by credit rating agencies but may, in the case of unrated instruments, perform its own credit and investment analysis to determine an instrument’s credit quality.  A credit rating may have a modifier (such as plus, minus or a numerical modifier) to denote its relative status within the rating. The presence of a modifier does not change the security credit rating (for example, BBB- and Baa3 are within the investment grade rating) for purposes of the Fund’s investment limitations.  If an instrument is rated differently by two or more rating agencies, the highest rating will be used for any Fund rating restrictions.

Interest Rate Risk.  In general, the value of income securities will fluctuate based on changes in interest rates. The value of these securities is likely to increase when interest rates fall and decline when interest rates rise.  Generally, securities with longer durations or maturities are more sensitive to changes in interest rates than securities with shorter durations or maturities, causing them to be more volatile.  Conversely, fixed-income securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-income securities with longer durations or maturities.  In a rising interest rate environment, the duration of income securities that have the ability to be prepaid or called by the issuer may be extended.  In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate. Certain countries and regulatory bodies may use negative interest rates as a monetary policy tool to encourage economic growth during periods of deflation. In a negative interest rate environment, debt instruments may trade at negative yields, which means the purchaser of the instrument may receive at maturity less than the total amount invested.

LIBOR.  The London Interbank Offered Rate or LIBOR is the average offered rate for various maturities of short-term loans between major international banks who are members of the British Bankers Association.  It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements.  In July 2017, the Financial Conduct Authority (the “FCA”), the United Kingdom financial regulatory body, announced a desire to phase out the use of LIBOR. The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR settings on December 31, 2021, and

Calvert Domestic Equity Funds38Prospectus dated February 1, 2023 is expected to cease publishing the remaining LIBOR settings on June 30, 2023. Many market participants are in the process of transitioning to the use of alternative reference or benchmark rates.

Although the transition process away from LIBOR has become increasingly well-defined, the impact on certain debt securities, derivatives and other financial instruments that utilize LIBOR remains uncertain.  The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition may also result in a change in (i) the value of certain instruments held by the Fund, (ii) the cost of temporary borrowing for the Fund, or (iii) the effectiveness of related Fund transactions such as hedges, as applicable.

Various financial industry groups are planning for the transition away from LIBOR, but there are obstacles to converting certain longer term securities and transactions to a new benchmark. In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Financing Rate (“SOFR”), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (“SONIA”) in England. Both SOFR and SONIA, as well as certain other proposed replacement rates, are materially different from LIBOR, and changes in the applicable spread for financial instruments transitioning away from LIBOR need to be made to accommodate the differences. Liquid markets for newly-issued instruments that use an alternative reference rate are still developing. Consequently, there may be challenges for a Fund to enter into hedging transactions against instruments tied to alternative reference rates until a market for such hedging transactions develops.

Additionally, while some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative or “fallback” rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments have such fallback provisions, and many that do, do not contemplate the permanent cessation of LIBOR. While it is expected that market participants will amend legacy financial instruments referencing LIBOR to include fallback provisions to alternative reference rates, there remains uncertainty regarding the willingness and ability of parties to add or amend such fallback provisions in legacy instruments maturing after the end of 2021, particularly with respect to legacy cash products.  Although there are ongoing efforts among certain government entities and other organizations to address these uncertainties, the ultimate effectiveness of such efforts is not yet known.

Any effects of the transition away from LIBOR and the adoption of alternative reference rates, as well as other unforeseen effects, could result in losses to the Fund, and such effects may occur prior to the discontinuation of the remaining LIBOR settings in 2023. Furthermore, the risks associated with the discontinuation of LIBOR and transition to replacement rates may be exacerbated if an orderly transition to an alternative reference rate is not completed in a timely manner.

Lower Rated Investments.  Investments in obligations rated below investment grade and comparable unrated securities (sometimes referred to as “junk”) generally entail greater economic, credit and liquidity risks than investment grade securities.  Lower rated investments have speculative characteristics because of the credit risk associated with their issuers.  Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments.  An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs.  Lower rated investments generally are subject to greater price volatility and illiquidity than higher rated investments. Lower rated investments are considered primarily speculative with respect to the issuer’s capacity to pay interest and repay principal.

Because of the greater number of investment considerations involved in investing in investments that receive lower ratings, investing in lower rated investments depends more on the investment adviser’s judgment and analytical abilities than may be the case for investing in investments with higher ratings.  While the investment adviser will attempt to reduce the risks of investing in lower rated or unrated securities through, among other things, active portfolio management, credit analysis and attention to current developments and trends in the economy and the financial markets, there can be no assurance that the investment adviser will be successful in doing so.

Counterparty Risk. A financial institution or other counterparty with whom the Fund does business (such as trading, securities lending or as a derivatives counterparty), or that underwrites, distributes or guarantees any instruments that the Fund owns or is otherwise exposed to, may decline in financial condition and become unable to honor its commitments. This could cause the value of Fund shares to decline or could delay the return or delivery of collateral or other assets to the Fund. Counterparty risk is increased for contracts with longer maturities.

Smaller Companies.  Securities of smaller companies, which may include legally restricted securities, are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk than the securities of larger, more established companies.  Such companies may have limited product lines, markets or financial

Calvert Domestic Equity Funds39Prospectus dated February 1, 2023 resources, may be dependent on a limited management group, and may lack substantial capital reserves or an established performance record.  There may be generally less publicly available information about such companies than for larger, more established companies.  Because of the absence of any public trading market for some of these investments (such as those which are legally restricted) it may be more difficult to value these investments and may take longer to liquidate these positions at fair value than would be the case for publicly traded securities.

Restricted Securities.  Securities held by the Fund may be legally restricted as to resale (such as those issued in private placements), including commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act, securities eligible for resale pursuant to Rule 144A thereunder, and securities of U.S. and non-U.S. issuers initially offered and sold outside the United States pursuant to Regulation S thereunder.  Restricted securities may not be listed on an exchange and may have no active trading market.  The Fund may incur additional expense when disposing of restricted securities, including all or a portion of the cost to register the securities.  The Fund also may acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities that are in addition to applicable legal restrictions.  In addition, if the investment adviser and/or sub-adviser, if applicable, receives non-public information about the issuer, the Fund may as a result be unable to sell the securities.

Restricted securities may be difficult to value properly and may involve greater risks than securities that are not subject to restrictions on resale. It may be difficult to sell restricted securities at a price representing fair value until such time as the securities may be sold publicly.  Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the investment adviser and/or sub-adviser, if applicable, believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held.  Holdings of restricted securities may increase the level of Fund illiquidity if eligible buyers become uninterested in purchasing them. Restricted securities may involve a high degree of business and financial risk, which may result in substantial losses.

Mortgage-Backed Securities (“MBS”).  MBS represent participation interests in pools of adjustable and fixed-rate mortgage loans. MBS may be issued by the U.S. Government (or one of its agencies or instrumentalities) or privately issued but collateralized by mortgages that are insured, guaranteed or otherwise backed by the U.S. Government, or its agencies or instrumentalities. Adjustable rate mortgages are mortgages whose interest rates are periodically reset when market rates change. Unlike conventional debt obligations, MBS provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans.

MBS include classes of collateralized mortgage obligations (“CMOs”), including fixed- or floating-rate tranches, real estate mortgage investment conduits (“REMICs”) and various other MBS. In choosing among CMO classes, the investment adviser will evaluate the total income potential of each class and other factors.

MBS issued by non-government entities are subject to the risks that the underlying mortgage borrowers fail to make timely payments of interest and principal and that any guarantee or other structural feature, if present, is insufficient to enable the timely payment of interest and principal on the MBS. Although certain MBS are guaranteed as to timely payment of interest and principal by a government-sponsored entity, the market price for such securities is not guaranteed and will fluctuate.

The mortgage loans underlying MBS are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment, although investment in seasoned MBS can mitigate this risk. Under certain interest and prepayment rate scenarios, the Fund may fail to recover the full amount of its investment in MBS, notwithstanding any direct or indirect governmental or agency guarantee.  Because faster than expected prepayments must usually be invested in lower yielding securities, MBS are less effective than conventional bonds in “locking in” a specified interest rate. For premium bonds, the risk of prepayment may be enhanced. In a rising interest rate environment, a declining prepayment rate will extend the average life of many MBS. This possibility is often referred to as extension risk. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. MBS that are purchased at a premium generate current income that exceeds market rates for comparable investments, but tend to decrease in value as they mature.

CMOs are subject to the same types of risks affecting MBS as described above. CMOs with complex or highly variable prepayment terms generally entail greater market and liquidity risks than other MBS. For example, their prices are more volatile and their trading market may be more limited. The structure of certain CMO interests held by the Fund may cause the Fund to be paid interest and/or principal on its investment only after holders of other interests in that particular CMO have received the full repayment of principal or interest on their investments.

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Asset-Backed Securities.  Asset-backed securities represent interests in a pool of assets other than mortgages, such as home equity loans, automobile receivables or credit card receivables.  Most asset-backed securities involve consumer or commercial debts with maturities of less than 10 years.  However, almost any type of fixed-income asset (including other fixed-income securities) may be used to create an asset-backed security.  Asset-backed securities may take the form of commercial paper, notes or pass-through certificates.  A structured asset-backed security is a multiclass instrument that is typically backed by a pool of auto loans, credit card receivables, home equity loans or student loans.

Unscheduled prepayments of asset-backed securities may result in a loss of income if the proceeds are invested in lower-yielding securities.  Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many asset-backed securities, which increases the risk of depreciation due to future increases in market interest rates.  In addition, issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements (if any) may be inadequate in the event of default.  Asset-backed securities may experience losses on the underlying assets as a result of certain rights provided to consumer debtors under federal and state law.  The value of asset-backed securities may be affected by the factors described above and other factors, such as interest rate risk, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets or the entities providing credit enhancements and the ability of the servicer to service the underlying collateral.  The value of asset-backed securities representing interests in a pool of utilities receivables may be adversely affected by changes in government regulations.  Under certain market conditions, asset-backed securities may be less liquid and may be difficult to value. If a structured asset-backed security is subordinated to other classes backed by the same pool of collateral, the likelihood that it will make payments of principal may be substantially limited.

Commercial Mortgage-Backed Securities.  Commercial mortgage-backed securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property, such as loans for hotels, shopping centers, office buildings and apartment buildings.  Generally, the interest and principal payments on these loans are passed on to investors in CMBS according to a schedule of payments.

CMBS are subject to the risks described under “Asset-Backed Securities” above. CMBS also are subject to many of the risks of investing in the real estate securing the underlying mortgage loans and are therefore different from the risks of other types of mortgage-backed securities. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit a greater price volatility than other types of mortgage- or asset-backed securities.

The commercial mortgage loans that underlie CMBS have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure, tend to have shorter maturities than residential mortgage loans and may not be fully amortizing. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

U.S. Treasury and Government Securities.  U.S. Treasury securities (“Treasury Securities”) include U.S. Treasury obligations that differ in their interest rates, maturities and times of issuance.  U.S. Government agency securities (“Agency Securities”) include obligations issued or guaranteed by U.S. Government agencies or instrumentalities and government-sponsored enterprises.  Agency Securities may be guaranteed by the U.S. Government or they may be backed by the right of the issuer to borrow from the U.S. Treasury, the discretionary authority of the U.S. Government to purchase the obligations, or the credit of the agency, instrumentality or enterprise.

Government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Banks (“FHLBs”), the Private Export Funding Corporation (“PEFCO”), the Federal Deposit Insurance Corporation (“FDIC”), the Federal Farm Credit Banks (“FFCB”) and the Tennessee Valley Authority (“TVA”), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. Government.  Treasury Securities and Agency Securities also include any security or agreement collateralized or otherwise secured by Treasury Securities or Agency Securities, respectively.

Because of their high credit quality and market liquidity, U.S. Treasury and Agency Securities generally provide a lower current return than obligations of other issuers.  While the U.S. Government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Loans.  Balanced Fund may invest in loans.  Loans may be primary, direct investments or investments in loan assignments or participation interests.  A loan assignment represents a portion or the entirety of a loan and a portion or

Calvert Domestic Equity Funds41Prospectus dated February 1, 2023 the entirety of a position previously attributable to a different lender. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement and has the same rights and obligations as the assigning investor.  However, assignments through private negotiations may cause the purchaser of an assignment to have different and more limited rights than those held by the assigning investor.  Loan participation interests are interests issued by a lender or other entity and represent a fractional interest in a loan. The Fund typically will have a contractual relationship only with the financial institution that issued the participation interest. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the financial institution and only upon receipt by such entity of such payments from the borrower. In connection with purchasing a participation interest, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other investors through set-off against the borrower and the Fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation interest. As a result, the Fund may assume the credit risk of both the borrower and the financial institution issuing the participation interest. In the event of the insolvency of the entity issuing a participation interest, the Fund may be treated as a general creditor of such entity.  Most loans are rated below investment grade or, if unrated, are of similar credit quality.

Loan investments may be made at par or at a discount or premium to par.  The interest payable on a loan may be fixed or floating rate, and paid in cash or in-kind.  In connection with transactions in loans, the Fund may be subject to facility or other fees.  Loans may be secured by specific collateral or other assets of the borrower, guaranteed by a third party, unsecured or subordinated.  During the term of a loan, the value of any collateral securing the loan may decline in value, causing the loan to be under collateralized. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower’s obligations under the loan. In addition, if a loan is foreclosed, the Fund could become part owner of the collateral and would bear the costs and liabilities associated with owning and disposing of such collateral.

Certain loans (“senior loans”) hold a senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. Junior loans may be secured or unsecured subordinated loans, second lien loans and subordinated bridge loans.  Floating-rate loans typically have rates of interest which are re-determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium.

A lender’s repayment and other rights primarily are determined by governing loan, assignment or participation documents, which (among other things) typically establish the priority of payment on the loan relative to other indebtedness and obligations of the borrower.  A borrower typically is required to comply with certain covenants contained in a loan agreement between the borrower and the holders of the loan.  The types of covenants included in loan agreements generally vary depending on market conditions, the creditworthiness of the issuer, and the nature of the collateral securing the loan.  Loans with fewer covenants that restrict activities of the borrower may provide the borrower with more flexibility to take actions that may be detrimental to the loan holders and provide fewer investor protections in the event covenants are breached.  The Fund may experience relatively greater realized or unrealized losses or delays and expense in enforcing its rights with respect to loans with fewer restrictive covenants.  Loans to entities located outside of the U.S. may have substantially different lender protections and covenants as compared to loans to U.S. entities and may involve greater risks.  In the event of bankruptcy, applicable law may impact a lender’s ability to enforce its rights.  Bankruptcy laws in foreign jurisdictions, including emerging markets, may differ significantly from U.S. bankruptcy law and the Fund’s rights with respect to a loan governed by the laws of a foreign jurisdiction may be more limited.

Loans may be originated by a lending agent, such as a financial institution or other entity, on behalf of a group or “syndicate” of loan investors (the “Loan Investors”).  In such a case, the agent administers the terms of the loan agreement and is responsible for the collection of principal, and interest payments from the borrower and the apportionment of these payments to the Loan Investors. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by the Fund. Furthermore, unless under the terms of a loan agreement or participation (as applicable) the Fund has direct recourse against the borrower, the Fund must rely on the agent and the other Loan Investors to pursue appropriate remedies against the borrower.

Although the overall size and number of participants in the market for many loans has grown over the past decade, such loans continue to trade in a private, unregulated inter-dealer or inter-bank secondary market and the amount of available public information about loans may be less extensive than that available for registered or exchange listed securities. With limited exceptions, the investment adviser will take steps intended to insure that it does not receive material nonpublic information about the issuers of loans that also issue publicly traded securities. Therefore, the investment adviser may have less information than other investors about certain of the loans in which it seeks to invest. Purchases and sales of loans are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold.  These restrictions may (i) impede the Fund’s ability to buy or sell loans, (ii) negatively impact the transaction price, (iii) impact the counterparty and/or credit risks borne by the Fund, (iv) impede the Fund’s ability to timely vote or otherwise act with

Calvert Domestic Equity Funds42Prospectus dated February 1, 2023 respect to loans, (v) expose the Fund to adverse tax or regulatory consequences and/or (vi) result in delayed settlement of loan transactions.  It may take longer than seven days for a transaction in loans to settle, which may impact the Fund’s process for meeting redemptions.  See “Liquidity Risk.”  This is partly due to the nature or manner in which loans trade and the contractual restrictions noted above, which require a written assignment agreement and various ancillary documents for each transfer, and frequently require discretionary consents from both the borrower and the administrative agent.  In light of the foregoing, the Fund may hold cash, sell investments or temporarily borrow to meet its cash needs, including satisfying redemption requests.

Assignments of loans through private negotiations may cause the purchaser of an assignment to have different and more limited rights than those held by the assigning investor.  In connection with purchasing a participation interest, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement.  In the event the borrower defaults, the Fund may not directly benefit from the collateral supporting the loan (if any) in which it has purchased the participation interest.  As a result, the Fund may assume the credit risk of both the borrower and the financial institution issuing the participation interest. No active trading market may exist for certain loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a loan and which may make it difficult to value the loan.  To the extent that a secondary market does exist for certain loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

In addition to the risks generally associated with debt instruments, such as credit, market, interest rate and liquidity risks, loans are also subject to the risk that the value of any collateral securing a loan may decline, be insufficient to meet the obligations of the borrower or be difficult to liquidate.  The specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.  The Fund’s access to collateral may be limited by bankruptcy, other insolvency laws or by the type of loan the Fund has purchased.  For example, if the Fund purchases a participation instead of an assignment, it would not have direct access to collateral of the borrower.  As a result, a floating-rate loan may not be fully collateralized and can decline significantly in value.  Additionally, collateral on loan instruments may not be readily liquidated, and there is no assurance that the liquidation of such assets will satisfy a borrower’s obligations under the investment.

Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate a loan to presently existing or future indebtedness of the borrower, or take other action detrimental to the holders of a loan including, in certain circumstances, invalidating a loan or causing interest previously paid to be refunded to the borrower.  Any such actions by a court could negatively affect the Fund’s performance. Loans that are secured and senior to other debtholders of a borrower tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations. Due to their lower place in the borrower’s capital structure and, in some cases, their unsecured status, junior loans involve a higher degree of overall risk than senior loans of the same borrower.

Investing in loans involves the risk of default by the borrower or other party obligated to repay the loan.  In the event of insolvency of the borrower or other obligated party, the Fund may be treated as a general creditor of such entity unless it has rights that are senior to that of other creditors or secured by specific collateral or assets of the borrower.  Fixed rate loans are also subject to the risk that their value will decline in a rising interest rate environment.  This risk is mitigated for floating-rate loans, where the interest rate payable on the loan resets periodically by reference to a base lending rate.

U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities. The typical practice of a lender in relying exclusively or primarily on reports from the borrower may involve the risk of fraud, misrepresentation, or market manipulation by the borrower. It is unclear whether U.S. federal securities law protections are available to an investment in a loan. In certain circumstances, loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower, lenders may not have the protection of the anti-fraud provisions of the federal securities laws. However, contractual provisions in the loan documents may offer some protections, and lenders may also avail themselves of common-law fraud protections under applicable state law.

Leverage. Certain types of Fund transactions may give rise to economic leverage, which represents a non-cash exposure to the underlying reference instrument. Leverage can increase both the risk and return potential of the Fund.

The Fund may be required to segregate liquid assets or otherwise cover the Fund’s obligation created by a transaction that may give rise to leverage.  The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.  Leverage may cause the Fund’s share price to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.  The loss on leveraged investments may substantially exceed the initial investment.

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Liquidity Risk.  The Fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund’s ability to sell particular investments or close derivative positions at an advantageous market price. Trading opportunities are also more limited for securities and other instruments that are not widely held or are traded in less developed markets.  These factors may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. It also may be more difficult to value less liquid investments.  These effects may be exacerbated during times of financial or political stress. Increased Fund redemption activity also may increase liquidity risk due to the need of the Fund to sell portfolio investments and may negatively impact Fund performance.

The Fund will not acquire any illiquid investment if, immediately after the acquisition, the Fund will have invested more than 15% of its net assets in illiquid investments.  Illiquid investments mean any investments that the Fund’s investment adviser and/or sub-adviser, as applicable, reasonably expect cannot be sold or disposed of in seven calendar days or less under then-current market conditions without the sale or disposition significantly changing the market value of the investment.

Securities Lending.  The Fund may lend its portfolio securities to broker-dealers and other institutional borrowers.  During the existence of a loan, the Fund will continue to receive the equivalent of the interest paid by the issuer on the securities loaned, or all or a portion of the interest on investment of the collateral, if any. The Fund may pay lending fees to such borrowers. Loans will only be made to firms that have been approved by the investment adviser, and the investment adviser or the securities lending agent will periodically monitor the financial condition of such firms while such loans are outstanding. Securities loans will only be made when the investment adviser believes that the expected returns, net of expenses, justify the attendant risks.  Securities loans currently are required to be secured continuously by collateral in cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned.  The Fund may engage in securities lending to generate income.  Upon return of the loaned securities, the Fund would be required to return the related collateral to the borrower and may be required to liquidate portfolio securities in order to do so.  The Fund may lend up to one-third of the value of its total assets or such other amount as may be permitted by law.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially.  To the extent that the portfolio securities acquired with such collateral have decreased in value, it may result in the Fund realizing a loss at a time when it would not otherwise do so. As such, securities lending may introduce leverage into the Fund. The Fund also may incur losses if the returns on securities that it acquires with cash collateral are less than the applicable rebate rates paid to borrowers and related administrative costs.

Borrowing.   The Fund is permitted to borrow for temporary purposes (such as to satisfy redemption requests, to remain fully invested in anticipation of expected cash inflows and to settle transactions).  Any borrowings by the Fund are subject to the requirements of the 1940 Act.  Borrowings are also subject to the terms of any credit agreement between the Fund and lender(s).  Fund borrowings may be equal to as much as 33 1/3% of the value of the Fund’s total assets (including such borrowings) less the Fund’s liabilities (other than borrowings).  The Fund will not purchase additional investments while outstanding borrowings exceed 5% of the value of its total assets.

In addition, the Fund will be required to maintain a specified level of asset coverage with respect to all borrowings and may be required to sell some of its holdings to reduce debt and restore coverage at times when it may not be advantageous to do so.  The rights of the lender to receive payments of interest and repayments of principal of any borrowings made by the Fund under a credit facility are senior to the rights of holders of shares with respect to the payment of dividends or upon liquidation. In the event of a default under a credit arrangement, the lenders may have the right to cause a liquidation of the collateral (i.e., sell Fund assets) and, if any such default is not cured, the lenders may be able to control the liquidation as well.

Cash and Money Market Instruments; Temporary Defensive Positions.  The Fund may invest in cash or money market instruments, including high quality short-term instruments or an affiliated or unaffiliated investment company that invests in such instruments.  During unusual market conditions, including for temporary defensive purposes, the Fund may invest up to 100% of its assets in cash or money market instruments, which may be inconsistent with its investment objective(s) and other policies, and as such, the Fund may not achieve its investment objective(s) during this period.

Money market instruments may be adversely affected by market and economic events, such as a sharp rise in prevailing short-term interest rates; adverse developments in the banking industry, which issues or guarantees many money market instruments; adverse economic, political or other developments affecting issuers of money market instruments; changes in the credit quality of issuers; and default by a counterparty.

Calvert Domestic Equity Funds44Prospectus dated February 1, 2023

Cybersecurity Risk.  With the increased use of technologies by Fund service providers to conduct business, such as the Internet, the Fund is susceptible to operational, information security and related risks. The Fund relies on communications technology, systems, and networks to engage with clients, employees, accounts, shareholders, and service providers, and a cyber incident may inhibit the Fund’s ability to use these technologies. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites. A denial-of-service attack is an effort to make network services unavailable to intended users, which could cause shareholders to lose access to their electronic accounts, potentially indefinitely. Employees and service providers also may not be able to access electronic systems to perform critical duties for the Fund, such as trading and NAV calculation, during a denial-of-service attack. There is also the possibility for systems failures due to malfunctions, user error and misconduct by employees and agents, natural disasters, or other foreseeable and unforeseeable events.

Because technology is consistently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund's ability to plan for or respond to a cyber attack. Similar types of cybersecurity risks also are present for issuers of securities in which the Fund invests, which could have material adverse consequences for those issuers and result in a decline in the market price of their securities. Furthermore, as a result of cyber attacks, technological disruptions, malfunctions or failures, an exchange or market may close or suspend trading in specific securities or the entire market, which could prevent the Fund from, among other things, buying or selling the Fund or accurately pricing its securities. Like other funds and business enterprises, the Fund and its service providers have experienced, and will continue to experience, cyber incidents consistently. In addition to deliberate cyber attacks, unintentional cyber incidents can occur, such as the inadvertent release of confidential information by the Fund or its service providers.

The Fund uses third party service providers who are also heavily dependent on computers and technology for their operations. Cybersecurity failures by or breaches of the Fund’s investment adviser or administrator and other service providers (including, but not limited to, the custodian or transfer agent), and the issuers of securities in which the Fund invests, may disrupt and otherwise adversely affect their business operations. This may result in financial losses to the Fund, impede Fund trading, interfere with the Fund’s ability to calculate its NAV, limit a shareholder’s ability to purchase or redeem shares of the Fund or cause violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, litigation costs, or additional compliance costs. While many of the Fund’s service providers have established business continuity plans and risk management systems intended to identify and mitigate cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. The Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund and issuers in which the Fund invests.  The Fund and its shareholders could be negatively impacted as a result.

Geopolitical Risk.  The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in a Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political discord, war or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. Other financial, economic and other global market and social developments or disruptions may result in similar adverse circumstances, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods).

Such global events may negatively impact broad segments of businesses and populations, cause a significant negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price, and/or exacerbate pre-existing political, social and economic risks to the Fund. The Fund’s operations may be interrupted and any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. There is a risk that you may lose money by investing in the Fund.

Recent Market Conditions.  The outbreak of COVID-19 and efforts to contain its spread have resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus, and the effects of other infectious illness outbreaks, epidemics or pandemics, may be short term or may

Calvert Domestic Equity Funds45Prospectus dated February 1, 2023 continue for an extended period of time. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. For example, a global pandemic or other widespread health crisis could cause substantial market volatility and exchange trading suspensions and closures.  In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers. The coronavirus outbreak and public and private sector responses thereto have led to large portions of the populations of many countries working from home for indefinite periods of time, temporary or permanent layoffs, disruptions in supply chains, and lack of availability of certain goods. The impact of such responses could adversely affect the information technology and operational systems upon which the Fund and the Fund’s service providers rely, and could otherwise disrupt the ability of the employees of the Fund’s service providers to perform critical tasks relating to the Fund. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund.

General.  Each Fund's 80% Policy (as applicable) will not be changed unless shareholders are given at least 60 days' advance written notice of the change.  Unless otherwise stated, the Fund's investment objective and certain other policies may be changed without shareholder approval.  Shareholders will receive 60 days' advance written notice of any material change in the investment objective. The Fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or the SAI.  While at times the Fund may use alternative investment strategies in an effort to limit its losses, it may choose not to do so.

The Fund’s annual operating expenses are expressed as a percentage of the Fund’s average daily net assets and may change as Fund assets increase and decrease over time.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective.   In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund.  Mutual funds, investment advisers, other market participants and many securities markets are subject to rules and regulations and the jurisdiction of one or more regulators.  Changes to applicable rules and regulations or to widely accepted market conventions or standards could have an adverse effect on securities markets and market participants, as well as on the Fund’s ability to execute its investment strategy.  With the increased use of technologies by Fund service providers, such as the Internet, to conduct business, the Fund is susceptible to operational, information security and related risks.  See “Additional Information about Investment Strategies and Risks” in the Fund’s SAI.

About Responsible Investing

Investment Selection Process

CRM seeks to invest in issuers that manage ESG risk exposures adequately and that are not exposed to excessive ESG risk through their principal business activities.  Issuers are analyzed using the Calvert Principles. Each issuer is evaluated relative to an appropriate peer group based on financially material ESG factors as determined by CRM.  CRM’s evaluation of a particular security’s responsible investing characteristics generally involves both quantitative and qualitative analysis.  In assessing investments, CRM generally focuses on the ESG factors relevant to the issuer’s operations, and an issuer may be acceptable for investment based primarily on such assessment.  Securities may be deemed suitable for investment even if the issuer does not operate in accordance with all elements of the Fund’s responsible investing criteria. The Fund may also invest in issuers that CRM believes are likely to operate in accordance with the Calvert Principles pending CRM’s engagement activity with such issuer. In assessing issuers for which quantitative data is limited, subjective judgments may serve as the primary basis for CRM’s evaluation.  The responsible investing criteria of a Fund may be changed by the Board without shareholder approval.

Balanced Fund may invest in a fixed or floating-rate income security before CRM has completed its evaluation of the security’s responsible investment characteristics if, in the opinion of the portfolio manager, the timing of the purchase is appropriate given market conditions. Factors that a portfolio manager may consider in making such an investment decision include, but are not limited to, (i) prevailing market prices, (ii) liquidity, (iii) bid-ask spreads, (iv) market color, and (v) availability. Following any such investment in a security, CRM will evaluate the issuer to determine if it operates in a manner that is consistent with the Fund’s responsible investment criteria.  If CRM determines that the issuer does not operate in a manner consistent with the Fund’s responsible investment criteria, the security will be sold in accordance with CRM’s guidelines, at a time and in a manner that is determined to be in the best interests of shareholders.  If a security is sold short prior to CRM’s responsible investment determination and is no longer held by a Fund, CRM may not complete its evaluation of such security.

Calvert Domestic Equity Funds46Prospectus dated February 1, 2023

As described above, or in the SAI, each Fund may invest in cash, money market instruments and ETFs. Such investments will generally not be subject to responsible investment analysis and will not be required to be consistent with the responsible investment criteria otherwise applicable to investments made by the Fund. In addition, ETFs in which a Fund may invest may hold securities of issuers that do not operate in accordance with the Fund’s responsible investment criteria.

High Social Impact Investments.  Up to 3% of a Fund's net assets may be invested in High Social Impact Investments.  High Social Impact Investments are investments that, in the Adviser’s opinion, offer the opportunity for significant sustainability and social impact.  High Social Impact Investments include (i) debt obligations that offer a below-market interest rate and (ii) equity investments that may not generate a market rate of return.

High Social Impact Investment debt obligations are unrated and of below-investment grade quality, and involve a greater risk of default and price decline than investment grade investments.  High Social Impact Investments are illiquid, and a Fund may be unable to dispose of them at current carrying values.

Any Fund investment in High Social Impact Investments is fair valued pursuant to valuation procedures adopted by a Fund’s Board and implemented by the Adviser. See “Valuing Shares” in this Prospectus. High Social Impact Investments by a Fund may be direct investments in an issuer or investments in an intermediate entity that then makes High Social Impact Investments, such as Calvert Impact Capital, Inc. (“CIC”) (as discussed below).

Pursuant to an exemptive order issued by the SEC, a Fund may invest in Community Investment Notes (“Notes”) issued by CIC as part of a Fund’s High Social Impact Investments. CIC is a nonstock corporation organized under the laws of the State of Maryland and designed to operate as a non-profit organization within the meaning of the Internal Revenue Code of 1986, as amended.  CIC focuses its work on offering investors the ability to support organizations that strengthen communities and sustain our planet. CIC issues Notes with fixed-rates of interest to domestic individuals and institutional investors and the proceeds from the Notes primarily are used to provide financing to community development organizations, projects, funds and other social enterprises across a variety of impact sectors, including community development, microfinance, affordable housing, small business, renewable energy, environmental sustainability, education, health, and sustainable agriculture (collectively, the “Participating Borrowers”) with missions that may include addressing climate change, supporting quality education, promoting financial inclusion, strengthening women’s empowerment, and increasing access to quality affordable housing.  CIC issues Notes with interest rates that currently range from 0%–4% and terms currently ranging from six months to 20 years, and in turn makes loans to Participating Borrowers at rates determined through consideration of the general current market, the Participating Borrower’s positive social and/or environmental impact and the Participating Borrower’s risk level.

The Adviser has licensed use of the Calvert name to CIC and provides other types of support.  An officer of the Adviser serves on the CIC Board and an independent director/trustee on the Fund Board serves as a director emeritus on the CIC Board.

Special Equities Investments.  Balanced Fund and Equity Fund currently hold Special Equities investments.  The Funds are generally not expected to make additional investments in Special Equities. Special Equities investments are generally privately placed venture capital investments in small, untried enterprises. These include pre-IPO companies and private funds, including limited partnerships. At purchase, most Special Equities investments are expected to have projected returns commensurate with assumed risk levels. A small percentage of Special Equities investments may have a projected below-market risk-adjusted rate of return, but are expected to have a high degree of positive societal impact.

The Fund Board or a committee thereof selected Balanced Fund's and Equity Fund’s Special Equities investments and makes decisions related thereto. Special Equities investments involve a high degree of risk and are subject to liquidity, information and transaction risk. Foreign Special Equities investments are also subject to foreign securities risk, while Special Equities debt securities, which are generally below investment grade, are also subject to credit risk.  The risks associated with a Special Equities investment may cause the value of the investment to decline below its cost and, in some instances, to lose its value entirely.  Each Fund’s Special Equities investments are fair valued pursuant to valuation procedures adopted by the Fund’s Board and implemented by the Adviser. See “Valuing Shares” in this Prospectus.

Shareholder Advocacy and Corporate Responsibility

CRM uses strategic engagement and shareholder advocacy to encourage positive change in companies. . activities may include, but are not limited to:

Direct Dialogue with Company Management. CRM, or its agent, may initiate dialogue with management through phone calls, letters and in-person meetings. Through its interaction, CRM seeks to learn about management’s successes and challenges and to press for improvement on issues of concern.

Calvert Domestic Equity Funds47Prospectus dated February 1, 2023

Proxy Voting.  As a shareholder of the companies in its portfolio, each Fund typically has an opportunity each year to express its views on issues of corporate governance and sustainability at annual stockholder meetings. CRM votes proxies consistent with CRM’s Proxy Voting Policies and Procedures attached to the SAI.

Shareholder Resolutions.  CRM may propose that companies submit resolutions to their shareholders on a variety of ESG issues. CRM believes that submitting shareholder resolutions may help establish dialogue with management and encourage companies to take action.

Management and Organization

Management. Each Fund’s investment adviser is Calvert Research and Management (“CRM”).  CRM’s address is 1825 Connecticut Avenue NW, Suite 400, Washington, DC  20009.  EV LLC (“EV”) serves as trustee of CRM, which is a subsidiary of Eaton Vance Management (“Eaton Vance”).  Prior to March 1, 2021, each of CRM, EV and Eaton Vance were direct or indirect subsidiaries of Eaton Vance Corp. (“EVC”), a Maryland corporation and publicly-held holding company with offices at Two International Place, Boston, Massachusetts 02110.

On March 1, 2021, Morgan Stanley acquired EVC (the “Transaction”), and CRM, Eaton Vance and EV each became an indirect, wholly-owned subsidiary of Morgan Stanley.  In connection with the Transaction, each Fund entered into a new investment advisory agreement with CRM, and CRM entered into a new investment sub-advisory agreement with each Fund's sub-adviser, as applicable.  Each such agreement was approved by Fund shareholders prior to the consummation of the Transaction and was effective upon its closing. Effective March 1, 2021, any fee reduction agreement previously applicable to a Fund was incorporated into its new investment advisory agreement with its investment adviser and new investment sub-advisory agreement with its sub-adviser, as applicable.

Morgan Stanley (NYSE: MS), whose principal offices are at 1585 Broadway, New York, New York 10036, is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.  As of September 30, 2022, Morgan Stanley’s asset management operations had aggregate assets under management of approximately $1.3 trillion.

Pursuant to an investment sub-advisory agreement with Equity Fund, CRM has delegated the investment management of the Fund to Atlanta Capital Management Company, LLC (“Atlanta Capital”) with offices at 1075 Peachtree Street, Suite 2100, Atlanta, GA 30309. CRM pays Atlanta Capital a portion of the applicable advisory fee for sub-advisory services provided to the Fund.  On March 1, 2021, upon the closing of the Transaction, Atlanta Capital became an indirect wholly owned subsidiary of Morgan Stanley.  Prior to March 1, 2021, Atlanta Capital was a majority owned affiliate of EVC.

Each Fund’s annual shareholder report covering the fiscal period ended September 30 provides information regarding the basis for the Directors’/Trustees’ approval of each Fund’s investment advisory agreement and investment sub-advisory agreement.

Balanced Fund.  Under its investment advisory agreement with Balanced Fund, CRM receives a monthly advisory fee as follows:

Average Daily Net Assets for the Month	Annual Fee Rate (for each level)
Up to and including $500 million	0.410%
Over $500 million up to and including $1 billion	0.385%
Over $1 billion	0.350%

For the fiscal year ended September 30, 2022, the effective annual rate of advisory fee paid to CRM was 0.39% of average daily net assets.

The portfolio managers of the Fund are Charles B. Gaffney (since December 31, 2016), Brian Ellis (since November 2015) and Vishal Khanduja (since January 2013).  Mr. Gaffney is a Vice President of CRM and has been an employee of the Eaton Vance organization for more than five years.  He currently manages other funds and portfolios.  Mr. Ellis manages other Calvert funds and is a Vice President of CRM. Prior to joining CRM on December 31, 2016, he was a member of the Taxable Fixed Income Team at Calvert Investment Management, Inc. (“CIM”) since May 2012.  Mr. Khanduja manages other Calvert funds and is a Vice President of CRM. Prior to joining CRM on December 31, 2016, he was Portfolio Manager and Head of Taxable Fixed Income at CIM since July 2012.

Calvert Domestic Equity Funds48Prospectus dated February 1, 2023

Equity Fund.  Under its investment advisory agreement with Equity Fund, CRM receives a monthly advisory fee as follows:

Average Daily Net Assets for the Month	Annual Fee Rate (for each level)
Up to and including $2 billion	0.500%
Over $2 billion up to and including $3 billion	0.425%
Over $3 billion	0.375%

For the fiscal year ended September 30, 2022, the effective annual rate of advisory fee paid to CRM was 0.43% of average daily net assets.

The portfolio managers of the Fund are Joseph B. Hudepohl, Lance V. Garrison, Jeffrey A. Miller and Robert R. Walton (all since June 2015).  Mr. Hudepohl has been Managing Director and Portfolio Manager at Atlanta Capital for more than five years.  Messrs. Garrison and Miller are Managing Directors and Mr. Walton is Executive Director and all have been Portfolio Managers at Atlanta Capital for more than five years.

Focused Value Fund.  Under its investment advisory agreement with Focused Value Fund, CRM receives a monthly advisory fee equal to 0.50% annually of the Fund’s average daily net assets.  For the fiscal period ended September 30, 2022, the effective annual rate of advisory fee paid to CRM was 0.50% of average daily net assets.

The portfolio managers of the Fund are Aaron S. Dunn, CFA and Bradley T. Galko, CFA (each since inception). Messrs. Dunn and Galko are Vice Presidents of CRM and have been employees of the Eaton Vance organization for more than five years.  They each currently manage other funds.

Mid-Cap Fund.  Under its investment advisory agreement with Mid-Cap Fund, CRM receives a monthly advisory fee equal to 0.65% annually of the Fund’s average daily net assets.  For the fiscal year ended September 30, 2022, the effective annual rate of advisory fee paid to CRM was 0.65% of average daily net assets.

The portfolio managers of the Fund are Michael D. McLean and J. Griffith Noble (each since June 30, 2022) and Prachi Samudra (since December 30, 2022).  Messrs. McLean and Noble and Ms. Samudra are Vice Presidents of CRM and have been employees of the Eaton Vance organization for more than five years.  Messrs. McLean and Noble currently manage other funds and portfolios.

Small-Cap Fund.  Under its investment advisory agreement with Small-Cap Fund, CRM receives a monthly advisory fee equal to 0.68% annually of the Fund’s average daily net assets.  For the fiscal year ended September 30, 2022, the effective annual rate of advisory fee paid to CRM was 0.68% of average daily net assets.

The portfolio managers of the Fund are Michael D. McLean and J. Griffith Noble (each since December 31, 2016).  Messrs. McLean and Noble are Vice Presidents of CRM and have been employees of the Eaton Vance organization for more than five years.  They currently manage other funds and portfolios.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Fund shares.

CRM serves as administrator of each Fund, providing each Fund with administrative services and related office facilities.  In return, each Class of a Fund is authorized to pay CRM a monthly administrative fee equal to 0.12% annually of average daily net assets.  For the fiscal year ended September 30, 2022, the administrative fee paid to CRM by each Class of a Fund was 0.12% of average daily net assets.

Eaton Vance provides sub-transfer agency and related services to Calvert mutual funds pursuant to a Sub-Transfer Agency Support Services Agreement.  For its services under the agreement, Eaton Vance receives an aggregate fee from such funds equal to its actual expenses incurred in performing such services.

Organization. Balanced Fund, Equity Fund and Focused Value Fund are series of Calvert Social Investment Fund, a Massachusetts business trust. Mid-Cap Fund is a series of Calvert World Values Fund, Inc., a Maryland corporation.  Small-Cap Fund is a series of Calvert Impact Fund, Inc., a Maryland corporation.  Each Fund offers multiple classes of shares.  Each Class represents a pro rata interest in a Fund but is subject to different expenses and rights.  The Funds do not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (such as electing or removing Trustees/Directors, approving management or advisory contracts or changing investment policies that may only be changed with shareholder approval).

Calvert Domestic Equity Funds49Prospectus dated February 1, 2023

Because the Funds use this combined Prospectus, a Fund could be held liable for a misstatement or omission made about another Fund.

Valuing Shares

You may buy or sell (redeem) shares of each Fund at the NAV next determined for the class after receipt of your order in good order, plus any applicable sales charge. Each Fund’s NAV is determined as of the close of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business (typically Monday through Friday) (the “Pricing Time”). Each Fund is closed for business and will not issue a NAV on the following business holidays and any other business day that the NYSE is closed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  On holidays or other days when the NYSE is closed, the NAV is generally not calculated and a Fund generally does not transact purchase or redemption requests.  However, on those days, the value of a Fund’s assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.  In addition, trading of securities that are primarily listed on foreign exchanges may take place on weekends and other days when a Fund does not price its interests or transact purchase or redemption requests.

If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, a Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as its investment adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the investment adviser’s opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the investment adviser in accordance with applicable fair value pricing policies and in accordance with applicable law. A Fund may elect to remain open and price its shares on days when the NYSE is closed but the primary securities markets on which the Fund’s securities trade remain open. Therefore, to the extent, if any, that a Fund invests in securities primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares. When purchasing or redeeming Fund shares through a financial intermediary, your financial intermediary must receive your order by the close of regular trading on the NYSE in order for the purchase price or the redemption price to be based on that day’s net asset value per share. It is the financial intermediary’s responsibility to transmit orders promptly. Each Fund may accept purchase and redemption orders as of the time of their receipt by certain financial intermediaries (or their designated intermediaries).

The Board has adopted procedures for valuing investments (the “Procedures”) and has delegated to its investment adviser(s), as valuation designee, the daily valuation of such investments. Pursuant to the Procedures, securities and other investments held by a Fund for which market quotations are readily available are generally valued at market value. Exchange-listed investments (including certain derivatives) are normally valued at last sale or closing prices.  Exchange-traded options are valued at the mean of the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options, or by the relevant exchange or board of trade for non-U.S. listed options.  Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services.  Most loans and other debt obligations are valued using prices supplied by one or more pricing services.

Pursuant to the Procedures, if market quotations are not readily available (or otherwise not reliable) for a particular investment, the fair value of the investment will be determined by the investment adviser(s), as valuation designee. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that a Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. As such, a Fund will use fair value pricing if, for example, market prices or a pricing service's prices (as applicable) are unavailable or deemed unreliable, or if events occur after the close of a securities market (usually a foreign market) and before portfolio assets are valued that cause or are likely to cause a market quotation to be unavailable or unreliable, such as corporate actions, regulatory news, or natural disasters or governmental actions that may affect investments in a particular sector, country or region.  In addition, for foreign equity securities and total return swaps and futures contracts on foreign indices that meet certain criteria, the Board has approved the use of a fair value service that values such investments to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other investments that have a strong correlation to the fair valued investments.  An investment that is fair valued may be valued at a price higher or lower than (i) actual market quotations, (ii) the value determined by other funds using their own fair valuation procedures, or (iii) the price at which the investment could have been sold during the period in which fair valuation was used with respect to such investment to calculate a Fund’s NAV.  Because foreign investments held by a Fund, if any, may trade on days when Fund shares are not priced, the value of such investments,

Calvert Domestic Equity Funds50Prospectus dated February 1, 2023 and thus the net asset value of a Fund's shares, can change on days when Fund shares cannot be redeemed or purchased.  CRM has established a Valuation Committee that oversees the valuation of investments.

Purchasing Shares

Set forth below is information about the manner in which each Fund offers shares. A financial intermediary may offer Fund shares subject to variations in or elimination of the Fund sales charges (“variations”), provided such variations are described in this Prospectus. All variations described in Appendix B are applied by, and the responsibility of, the identified financial intermediary. Sales charge variations may apply to purchases, sales, exchanges and reinvestments of Fund shares and a shareholder transacting in Fund shares through an intermediary identified on Appendix B should read the terms and conditions of Appendix B carefully. See also “Shareholder Account Features – ‘Street Name’ Accounts.” For the variations applicable to shares offered through certain financial intermediaries, please see Appendix B – Financial Intermediary Sales Charge Variations. A variation that is specific to a particular financial intermediary is not applicable to shares held directly with a Fund or through another intermediary.

You may purchase shares through your financial intermediary or by mailing an account application form to the transfer agent (see back cover for address).  Purchase orders will be executed at the net asset value (plus any applicable sales charge) next determined after their receipt in proper form (meaning that the order is complete and contains all necessary information) by a Fund’s transfer agent.  A Fund’s transfer agent or your financial intermediary must receive your purchase in proper form no later than the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) for your purchase to be effected at that day’s net asset value.  If you purchase shares through a financial intermediary, that intermediary may charge you a fee for executing the purchase for you.

Each Fund may suspend the sale of its shares at any time and any purchase order may be refused for any reason.  The U.S. registered Calvert funds generally do not accept investments from residents of the European Union, the United Kingdom or Switzerland.  The Calvert funds also do not accept investments from other non-U.S. residents, provided that a fund may accept investments from certain non-U.S. investors at the discretion of the principal underwriter.  The Funds do not issue share certificates.

As used throughout this Prospectus, the term “employer sponsored retirement plan” includes the following: an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Code (such as a 401(k) plan, money purchase pension, profit sharing and defined benefit plan); ERISA covered 403(b) plan; Taft-Hartley multi-employer plan; and non-qualified deferred compensation arrangements that operate in a similar manner to a qualified retirement plan (including 457 plans and executive deferred compensation arrangements). Individual Retirement Accounts (“IRAs”) are not employer sponsored retirement plans for purposes of this definition.

Class A and Class C Shares

Your initial investment must be at least $1,000.  After your initial investment, additional investments may be made in any amount at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address).  Please include your name and account number and the name of the Fund and Class of shares with each investment.  Each Fund no longer accepts direct purchases of Class C shares by accounts for which no broker-dealer or other financial intermediary is specified.  Any direct purchase received by a Fund's transfer agent for Class C shares for such accounts will automatically be invested in Class A shares.

The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts, certain group purchase plans (including employer sponsored retirement plans and proprietary fee-based programs sponsored by financial intermediaries) and for persons affiliated with CRM, its affiliates and certain Fund service providers (as described in the SAI).

Class I Shares

Your initial investment must be at least $1,000,000, except as noted below.  Class I shares are offered to clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform.  Such clients may include individuals, corporations, endowments, foundations and employer sponsored retirement plans.  Class I shares may also be available through brokerage platforms of broker-dealer firms that have agreements with a Fund’s principal underwriter to offer Class I shares solely when acting as an agent for the investor.  An investor acquiring Class I shares through such platforms may be required to pay a commission and/or other forms of compensation to the broker.  Each Fund offers other share classes that have different fees and expenses. Class I shares also are offered to investment and institutional clients of CRM and its affiliates and certain persons affiliated with CRM.

Calvert Domestic Equity Funds51Prospectus dated February 1, 2023

The Class I minimum initial investment is waived for persons affiliated with CRM, its affiliates and certain Fund service providers (as described in the SAI) and the ReFlow Liquidity Program. The minimum initial investment also is waived for: (i) permitted exchanges; (ii) employer sponsored retirement plans; (iii) corporations, endowments and foundations with assets of at least $100 million; (iv) Class I shares purchased through the brokerage platforms described above; and (v) accounts of clients of financial intermediaries who (a) charge an ongoing fee for advisory, investment, consulting or similar services, or (b) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform (in each case, as described above).

Class I shares may be purchased through a financial intermediary or by requesting your bank to transmit immediately available funds (Federal Funds) by wire.  To make an initial investment by wire, you must complete an account application and telephone Calvert Shareholder Services at 1-800-368-2745  to be assigned an account number.  You may request an account application by calling 1-800-368-2745  Monday through Thursday, 9:00 a.m. to 5:30 p.m. (Eastern Time) and Friday, 9:00 a.m. to 5:00 p.m. (Eastern Time).  Shareholder Services must be advised by telephone of each additional investment by wire.

Class R6 Shares

Class R6 shares are offered to employer sponsored retirement plans held in plan level or omnibus accounts; endowments; foundations; local, city, and state governmental institutions; corporations; charitable trusts; trust companies; private banks and their affiliates; and insurance companies; investors who purchase shares through asset-based fee programs of certain financial intermediaries that have entered into an agreement with the Fund’s principal underwriter to offer Class R6 shares through such programs; and investment companies. In order to offer Class R6 shares to investors other than employer sponsored retirement plans, a financial intermediary must enter into a written agreement with the Fund’s principal underwriter to offer such shares.

There is no initial investment minimum for:  employer sponsored retirement plans; private banks and their affiliates; investors who purchase shares through asset-based fee programs as described above, provided the aggregate value of such program’s assets under management invested in Calvert funds is at least $5,000,000; and investment companies sponsored by the Calvert organization. For all other eligible investors, the initial investment must be at least $5,000,000. Subsequent investments of any amount may be made at any time. Please call 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:30 p.m. (Eastern Time) and Friday, 9:00 a.m. to 5:00 p.m. (Eastern Time) for further information.

Class R6 shares may be purchased through a financial intermediary or by requesting your bank to transmit immediately available funds (Federal Funds) by wire. To make an initial investment by wire, you must complete an account application and telephone Calvert Shareholder Services at 1-800-368-2745 to be assigned an account number. You may request an account application by calling 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:30 p.m. (Eastern Time) and Friday, 9:00 a.m. to 5:00 p.m. (Eastern Time). Shareholder Services must be advised by telephone of each additional investment by wire.

Subsequent Investments. Subsequent investments of any amount may be made at any time, including through automatic investment each month or quarter from your bank account. You may make automatic investments of $50 or more each month or each quarter from your bank account provided such investments equal a minimum of $200 per year. You can establish bank automated investing on the account application or by providing written instructions to the Fund’s transfer agent. Please call 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:30 p.m. (Eastern Time) and Friday, 9:00 a.m. to 5:00 p.m. (Eastern Time) for further information.

You also may make additional investments by accessing your account via the Calvert website at www.calvert.com. The trade date of purchases made through the Internet from a pre-designated bank account will be the day the purchase is requested through the Calvert website (provided the request is on a business day and submitted no later than the close of regular trading on the NYSE). For more information about purchasing shares through the Internet, please call 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:30 p.m. (Eastern Time) and Friday, 9:00 a.m. to 5:00 p.m. (Eastern Time).

Inactive Accounts.  In accordance with state “unclaimed property” (also known as “escheatment”) laws, your Fund shares may legally be considered abandoned and required to be transferred to the relevant state if no account activity or contact with the Fund or your financial intermediary occurs within a specified period of time.  Please initiate contact a least once per calendar year and maintain a current and valid mailing address on record for your account.  For more information, please see https://www.calvert.com/mutual-funds-and-abandoned-property.php  or please contact us at 1-800-368-2745.

Restrictions on Excessive Trading and Market Timing.  The Funds are not intended for excessive trading or market timing.  Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall.  By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales (including exchanges, if permitted) of a fund’s shares may dilute

Calvert Domestic Equity Funds52Prospectus dated February 1, 2023 the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management.  In particular, excessive purchases and sales of a fund’s shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

A fund that invests all or a portion of its assets in foreign securities may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of fund share prices that may not reflect developments in a foreign securities market that occur after the close of such market but prior to the pricing of fund shares.  In addition, a fund that invests in securities that are, among other things, thinly traded, traded infrequently or illiquid, is susceptible to the risk that the current market price for such securities may not accurately reflect current market values.  A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as “price arbitrage”).  The investment adviser(s) and sub-adviser(s) are authorized to use the fair value of a security if prices are unavailable or are deemed unreliable (see “Valuing Shares”).  The use of fair value pricing and the restrictions on excessive trading and market timing described below are intended to reduce a shareholder’s ability to engage in price or time zone arbitrage to the detriment of the Funds.

The Boards of the Calvert funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects (the “Policy”).  Under the Policy, the Board has delegated to Eaton Vance, acting in its capacity as the Fund’s sub-transfer agent, the responsibility to reject or cancel a purchase order, suspend or terminate an exchange privilege or terminate the ability of a shareholder to invest in the Calvert funds if Eaton Vance determines that a proposed transaction involves market timing or excessive trading that it believes is likely to be detrimental to a Fund.

Pursuant to the Policy, “two round-trips” completed by a Fund shareholder within 90 days through one or more accounts (the “Limitation”) generally will be deemed to be indicative of market timing or trading excessively in fund shares.  A “round trip” is defined as a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the Fund.  Purchases and redemptions subject to the Limitation include those made by exchanging to or from another fund. Eaton Vance will evaluate transactions in Fund shares that violate the Limitation to determine whether they are likely to be detrimental to the Fund. In making such a determination, Eaton Vance may consider various factors, such as the amount, frequency and nature of trading activity. If such a determination is made, a Fund shareholder may be subject to restrictions on trading Fund shares, as described above.  Eaton Vance uses reasonable efforts to detect market timing and excessive trading activity that is likely to be detrimental to a Fund, but it cannot ensure that it will be able to identify all such cases.  Eaton Vance may also reject or cancel any purchase order (including an exchange) from a shareholder or group of shareholders for any other reason.  In applying the Policy, and in particular when determining whether a transaction is likely to be detrimental to a Fund, Eaton Vance will be required to make judgments that are inherently subjective and will depend on the specific facts and circumstances. Such determinations will be made in a manner believed to be in the best interest of a Fund’s shareholders.  No Calvert fund has any arrangement to permit market timing.

The following Fund share transactions generally are exempt from the Policy because they generally do not raise market timing or excessive trading concerns:

•transactions (i) made pursuant to a Fund’s systematic purchase, exchange or redemption plan, (ii) made as the result of automatic reinvestment of dividends or distributions, or (iii) initiated by a Fund (e.g., for transactions due to a failure to meet applicable account minimums);

•transactions made by participants in employer sponsored retirement plans involving (i) participant payroll or employer contributions or loan repayments, (ii) redemptions as part of plan terminations or at the direction of the plan, mandatory retirement distributions, or (iii) rollovers;

•transactions in shares of Calvert Ultra-Short Duration Income Fund; or

•investments in a fund by ReFlow in connection with the ReFlow liquidity program (if applicable to a Fund, the ReFlow liquidity program is described under “Investment Objectives & Principal Policies and Risks” above).

The following Fund share transactions generally are exempt from the Limitation; however, these transactions are subject to monitoring by Eaton Vance and may be subject to restrictions if deemed likely to be detrimental to a Fund:

•transactions made by model-based discretionary advisory accounts; or

•transactions made by funds that invest in a Fund as part of an asset reallocation in accordance with their investment policies or in response to Fund inflows and outflows.

Calvert Domestic Equity Funds53Prospectus dated February 1, 2023

It may be difficult for Eaton Vance to identify market timing or excessive trading in omnibus accounts traded through financial intermediaries.  Eaton Vance has provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies and retirement administrators) concerning the application of the Policy to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to a Fund.  Eaton Vance may rely on a financial intermediary’s policy to restrict market timing and excessive trading if it believes that policy is likely to prevent market timing that is likely to be detrimental to the Fund.  Such policy may be more or less restrictive than the Policy.  Although Eaton Vance reviews trading activity at the omnibus account level for activity that indicates potential market timing or excessive trading activity, Eaton Vance typically will not request or receive individual account data unless suspicious trading activity is identified.  Eaton Vance generally relies on financial intermediaries to monitor trading activity in omnibus accounts in good faith in accordance with their own policies or the Policy.  Eaton Vance cannot ensure that these financial intermediaries will in all cases apply the Policy or their own policies, as the case may be, to accounts under their control.

Choosing a Share Class. Each Fund offers different classes of shares.  The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and privileges, and will likely have different share prices due to differences in class expenses.  A share class also may be subject to a sales charge.  In choosing the class of shares that suits your investment needs, you should consider:

•how long you expect to own your shares;

•how much you intend to invest; and

•the total operating expenses associated with owning each class.

Each investor’s considerations are different.  You should speak with your financial intermediary to help you decide which class of shares to purchase.  Set forth below is a brief description of each class of shares offered by the Funds.

Class A shares are offered at net asset value plus a front-end sales charge of up to 5.25%.  This charge is deducted from the amount you invest.  The Class A sales charge is reduced for purchases of $50,000 or more.  The sales charge applicable to your purchase may be reduced under the right of accumulation or a statement of intention, which are described in “Reducing or Eliminating Class A Sales Charges” under “Sales Charges” below.  Some investors may be eligible to purchase Class A shares at net asset value under certain circumstances, which are also described below.  Class A shares pay distribution and service fees equal to 0.25% annually of average daily net assets.

Class C shares are offered through financial intermediaries at net asset value with no front-end sales charge.  If you sell your Class C shares within 12 months of purchase, you generally will be subject to a contingent deferred sales charge or “CDSC.”  The CDSC is deducted from your redemption proceeds.  Under certain circumstances, the CDSC for Class C may be waived (such as certain redemptions from employer sponsored retirement plans).  See “CDSC Waivers” under “Sales Charges” below.  Class C shares pay distribution and service fees equal to 1.00% annually of average daily net assets.  Orders for Class C shares of one or more Calvert funds will be refused when the total value of the purchase (including the aggregate market value of all Calvert fund shares held within the purchasing shareholder’s account(s)) is $1 million or more.  Investors considering cumulative purchases of $1 million or more should consider whether another Class of shares would be more appropriate and consult their financial intermediary.  Each Fund no longer accepts direct purchases of Class C shares by accounts for which no broker-dealer or other financial intermediary is specified.  Any direct purchase received by a Fund’s transfer agent for Class C shares for such accounts will automatically be invested in Class A shares.  In addition, Class C shares held in an account for which no financial intermediary is specified and which are not subject to a CDSC will periodically be converted to Class A shares.

Class I shares are offered to clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform.  Such clients may include individuals, corporations, endowments, foundations and employer sponsored retirement plans.  Class I shares may also be available through brokerage platforms of broker-dealer firms that have agreements with the Fund’s principal underwriter to offer Class I shares solely when acting as an agent for the investor.  An investor acquiring Class I shares through such platforms may be required to pay a commission and/or other forms of compensation to the broker.  Class I shares are also offered to investment and institutional clients of CRM and its affiliates, and certain persons affiliated with CRM (including employees, officers and directors of CRM’s affiliates). Class I shares do not pay distribution or service fees.

Class R6 shares are offered at net asset value to employer sponsored retirement plans and certain other investors as described under “Class R6 Shares” above. Class R6 shares are not subject to distribution fees, service fees or sub-accounting/recordkeeping or similar fees paid to financial intermediaries.

Calvert Domestic Equity Funds54Prospectus dated February 1, 2023

Payments to Financial Intermediaries. In addition to payments disclosed under “Sales Charges” below, the principal underwriter, out of its own resources, may make cash payments to certain financial intermediaries (which may include affiliates of the principal underwriter and investment adviser) who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Calvert funds in preferred or specialized selling programs.  Payments made by the principal underwriter to a financial intermediary may be significant and are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that financial intermediary.  Financial intermediaries also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Calvert funds.  The principal underwriter may pay or allow other promotional incentives or payments to financial intermediaries to the extent permitted by applicable laws and regulations.

Certain financial intermediaries that maintain fund accounts for the benefit of their customers provide sub-accounting, recordkeeping and/or administrative services to the Calvert funds and are compensated for such services by the funds, provided that no such compensation is paid with respect to Class R6 shares.  As used in this Prospectus, the term “financial intermediary” includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, a retirement plan and/or its administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.

Sales Charges

Class A Front-End Sales Charge.  Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment.  The current sales charge schedule is:

Amount of Purchase	Sales Charge* as a Percentage of Offering Price	Sales Charge* as a Percentage of Net Amount Invested	Dealer Commission as a Percentage of Offering Price
Less than $50,000	5.25%	5.54%	4.75%
$50,000 but less than $100,000	4.50%	4.71%	4.00%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.50%
$1,000,000 or more	0.00**	0.00**	TIERED**

*Because the Offering Price per share, which includes the front-end sales charge, is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.

**No sales charge is payable at the time of purchase on investments of $1 million or more.  The principal underwriter will pay a commission to financial intermediaries on sales of $1 million or more as follows: 1.00% on amounts of $1 million or more but less than $4 million; plus 0.50% on amounts of $4 million but less than $15 million; plus 0.25% on amounts of $15 million or more.  A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within 12 months of purchase.

Reducing or Eliminating Class A Sales Charges.  Front-end sales charges on purchases of Class A shares may be reduced under the right of accumulation or under a statement of intention.  To receive a reduced sales charge, you must inform your financial intermediary or a Fund at the time you purchase shares that you qualify for such a reduction.  If you do not let your financial intermediary or the Fund know you are eligible for a reduced sales charge at the time of purchase, you will not receive the discount to which you may otherwise be entitled.

Right of Accumulation.  Under the right of accumulation, the sales charge you pay is reduced if the current market value of your holdings in a Fund or any other Calvert fund (based on the current maximum public offering price) plus your new purchase total $50,000 or more.  Shares owned by you, your spouse and children under age twenty-one may be combined for purposes of the right of accumulation, including shares held for the benefit of any of you in omnibus or “street name” accounts.  In addition, shares held in a trust or fiduciary account of which any of the foregoing persons is the sole beneficiary (including employer sponsored retirement plans and IRAs) may be combined for purposes of the right of accumulation.  Shares purchased and/or owned in a SEP, SARSEP and SIMPLE IRA plan may be combined for purposes of the right of accumulation for the plan and its participants.  You may be required to provide documentation to establish your ownership of shares included under the right of accumulation (such as account statements for you, your spouse and children or marriage certificates, birth certificates and/or trust or other fiduciary-related documents).

Calvert Domestic Equity Funds55Prospectus dated February 1, 2023

Statement of Intention.  Under a statement of intention, purchases of $50,000 or more made over a 13-month period are eligible for reduced sales charges.  Shares eligible under the right of accumulation (other than those included in employer sponsored retirement plans) may be included to satisfy the amount to be purchased under a statement of intention.  Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires.  A statement of intention does not obligate you to purchase (or a Fund to sell) the full amount indicated in the statement.  If during the 13-month period you redeem any of the shares that you purchased pursuant to the statement of intention, the value of the redeemed shares will not be included for purposes of satisfying your statement of intention.  For additional information about statements of intention, see “Sales Charges” in the SAI.

Class A shares are offered at net asset value (without a sales charge) to accounts of clients of financial intermediaries who (i) charge an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class A shares through a no-load network or platform, or self-directed brokerage accounts that may or may not charge transaction fees to customers; or (iii) employer sponsored retirement plans.   Class A shares also are offered at net asset value to investment and institutional clients of CRM and its affiliates; certain persons affiliated with CRM; direct purchases of shares by accounts where no financial intermediary is specified; and to certain fund service providers as described in the SAI.  Class A shares are also offered at net asset value to shareholders who make a permitted direct transfer or roll-over to a Calvert prototype IRA from an employer-sponsored retirement plan previously invested in Calvert funds (applicable only to the portion previously invested in Calvert funds), provided that sufficient documentation is provided to the transfer agent of such transfer or roll-over at the time of the account opening.  Class A shares may also be purchased at net asset value pursuant to the exchange privilege and when distributions are reinvested.  A financial intermediary may not, in accordance with its policies and procedures, offer one or more of the waiver categories described above and shareholders should consult their financial intermediary for more information.  The Fund may eliminate, modify or add to the terms of these sales charge waivers at any time without providing notice to shareholders.

Contingent Deferred Sales Charge.  Class A and Class C shares are subject to a CDSC on certain redemptions.  The CDSC generally is paid to the principal underwriter.  Class A shares purchased at net asset value in amounts of $1 million or more are subject to a 1.00% CDSC if redeemed within 12 months of purchase.   Class C shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase.  CDSCs are based on the lower of the net asset value at the time of purchase or at the time of redemption. Shares acquired through the reinvestment of distributions are exempt from the CDSC. Redemptions are made first from shares that are not subject to a CDSC.

The sales commission payable to financial intermediaries in connection with sales of Class C shares is described under “Distribution and Service Fees” below.

CDSC Waivers. CDSCs are waived for certain redemptions pursuant to a Withdrawal Plan (see “Shareholder Account Features”) and in connection with certain redemptions from employer sponsored retirement plans or IRAs to satisfy required minimum distributions or to return excess contributions made to IRAs, if applicable.  The CDSC is also waived following the death of a beneficial owner of shares (a death certificate and other applicable documents may be required).  In addition, redemptions of Class C shares by certain employer sponsored retirement plans are not subject to a CDSC if the principal underwriter did not compensate such plans' financial intermediary at the time of sale as described under “Distribution and Service Fees.”

Conversion Feature.  Effective November 5, 2020 (the “Effective Date”), Class C shares of a Fund will convert automatically to Class A shares of the Fund during the month following the eight year anniversary of the purchase of such Class C shares. If a financial intermediary that maintains a Class C shareholder’s account has not tracked the holding period for Class C shares, Class C shares held as of the Effective Date will automatically convert to Class A shares eight years after the Effective Date. In addition, Class C shares held in an account with each Fund’s transfer agent for which no financial intermediary is specified and that are not subject to a CDSC will be converted to Class A shares of the Fund periodically.

In some circumstances, the Board may determine to cease to offer and subsequently close an existing class of Fund shares. In such circumstances, the Fund may automatically convert the shares for such class into another share class, subject to prior notice to shareholders of the impacted class. Any such conversion will occur at the respective net asset value of each class as of the conversion date without the imposition of any fee or other charges by the Fund.

Distribution and Service Fees. Class A and Class C shares have in effect plans under Rule 12b-1 that allow each Fund to pay distribution fees for the sale and distribution of shares and service fees for personal and/or shareholder account services (so-called “12b-1 fees”).  Class C shares pay distribution fees to the principal underwriter of 0.75% of average daily net assets annually.  Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges.  The principal underwriter generally

Calvert Domestic Equity Funds56Prospectus dated February 1, 2023 compensates financial intermediaries on sales of Class C shares (except exchange transactions and reinvestments) in an amount equal to 1.00% of the purchase price of the shares.  After the first year, such financial intermediaries also receive 0.75% of the value of outstanding Class C shares sold by such financial intermediaries in annual distribution fees.  With respect to purchases of Class C shares by certain employer sponsored retirement plans, the principal underwriter does not compensate the financial intermediary at the time of sale.  In such cases, the financial intermediary receives 0.75% of the value of outstanding Class C shares sold by such financial intermediary in annual distribution fees immediately after the sale.  Class C shares also pay service fees to the principal underwriter equal to 0.25% of average daily net assets annually.  Class A shares pay distribution and service fees equal to 0.25% of average daily net assets annually (for Balanced Fund, such fee is applied on assets under management over $30 million).  After the sale of Class A shares, the principal underwriter receives the Class A distribution and service fees and generally the financial intermediary receives such fees immediately after the sale.  After the sale of Class C shares, the principal underwriter generally receives the Class C service fees for one year, thereafter financial intermediaries generally receive such fees.  With respect to purchases of Class C shares by certain employer sponsored retirement plans, the financial intermediary also receives the service fees from the principal underwriter immediately after the sale.  Such amounts are generally paid to financial intermediaries by the principal underwriter based on the value of shares sold by such financial intermediaries for shareholder servicing performed by such intermediaries.  Distribution and service fees are subject to the limitations contained in the sales charge rule of the Financial Industry Regulatory Authority, Inc.

More information about Fund sales charges is available free of charge on the Calvert website at www.calvert.com and in the SAI.  Please consult the Calvert website for any updates to Fund sales charge information before making a purchase of Fund shares.  Please consult your financial intermediary with respect to any sales charge variations listed on Appendix B.

Calvert Domestic Equity Funds57Prospectus dated February 1, 2023

Redeeming Shares

You can redeem shares in any of the following ways:

By Mail

Send your request to the transfer agent (see back cover for address). The request must be signed exactly as your account is registered (for instance, a joint account must be signed by all registered owners to be accepted) and a Medallion signature guarantee may be required.  Circumstances that may require a Medallion signature guarantee include, but are not limited to, requests to distribute redemption proceeds to a party other than the registered account owner(s); requests to mail redemption proceeds to an address other than the address of record; requests to distribute proceeds to a bank account not on file; requests to re-issue uncashed checks representing redemption proceeds; or transaction requests from an account beneficiary when an account owner is deceased.  You can obtain a Medallion signature guarantee at banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations that participate in The Securities Transfer Agents Medallion Program, Inc. (STAMP, Inc.).  Only Medallion signature guarantees issued in accordance with STAMP, Inc. will be accepted.  You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.

By Telephone

Certain shareholders can redeem by calling 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:30 p.m. (Eastern Time) and Friday, 9:00 a.m. to 5:00 p.m. (Eastern Time). Proceeds of a telephone redemption are generally limited to $100,000 per account (which may include shares of one or more Calvert funds) and can be sent only to the account address or to a bank pursuant to prior instructions.

By Internet

Certain shareholders can redeem by logging on to the Calvert website at www.calvert.com. Proceeds of internet redemptions are generally limited to $100,000 per account (which may include shares of one or more Calvert funds) and can be sent only to the account address or to a bank pursuant to prior instructions.

For Additional Information	Please call 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:30 p.m. (Eastern Time) and Friday, 9:00 a.m. to 5:00 p.m. (Eastern Time).
Through a Financial Intermediary	Your financial intermediary is responsible for transmitting the order promptly. A financial intermediary may charge a fee for this service.

A redemption may be requested by sending a Medallion signature guaranteed letter of instruction to the transfer agent (see back cover for address) or, for telephone redemptions as described above, by calling 1-800-368-2745. Certain redemption requests, including those involving shares held by certain corporations, trusts or certain other entities and shares that are subject to certain fiduciary arrangements, may require additional documentation and may be redeemed only by mail.  The Funds' transfer agent or your financial intermediary must receive your redemption in proper form (meaning that it is complete and contains all necessary information) no later than the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) for your redemption to be effected at that day’s net asset value.  Redemption proceeds are reduced by the amount of any applicable CDSC and any federal income and state tax required to be withheld.

Redemption proceeds typically are paid to the redeeming shareholder in cash up to two business days after the redemption, but payment could take up to seven days, as permitted by the 1940 Act for the reasons discussed below.  The actual number of days following receipt of a redemption request in which the Fund typically expects to pay redemption proceeds generally will depend on how you hold your shares with the Fund.

If your shares are held in a “street name” account with a financial intermediary (see “Shareholder Account Features – ‘Street Name’ Accounts”), your intermediary will elect through National Securities Clearing Corporation (“NSCC”) to settle redemptions either one business day or two business days after the redemption date and redemption proceeds normally will be wired to your financial intermediary on the settlement date pursuant to that election.

Calvert Domestic Equity Funds58Prospectus dated February 1, 2023

If your shares are held directly with the Funds' transfer agent, redemptions normally will be settled in one business day after the redemption date and redemption proceeds will be sent by regular mail on such date.  However, if you have given proper written authorization in advance, you may request that redemption proceeds be wired on the settlement date directly to your bank account in any bank in the United States.  While not currently charged by a Fund, you may be required to pay a wire transfer fee by your bank. If you request expedited mail delivery of your redemption proceeds and the Fund is able to accommodate your request, charges may apply. You may redeem all or a portion of the shares from your account on any day the Fund is open for business, provided the amount requested is not on hold or held in escrow pursuant to a statement of intention.  When you purchase by check or with ACH funds transfer, the purchase will be on hold for up to 10 days from the date of receipt.  During the hold period, redemption proceeds will not be sent until the transfer agent is reasonably satisfied that the purchase payment has been collected.

Each Fund typically expects to meet redemption requests by (i) distributing any cash holdings, (ii) selling portfolio investments and/or (iii) borrowing from a bank under a line of credit.  In addition to the foregoing, the Fund also may distribute securities as payment (a so-called “redemption in-kind”), in which case the redeeming shareholder may pay fees and commissions to convert the securities to cash.  Unless requested by a shareholder, each Fund generally expects to limit use of redemption in-kind to stressed market conditions, but is permitted to do so in other circumstances.  A shareholder who wishes to receive redemption proceeds in-kind must notify a Fund on or before submitting the redemption request by calling 1-800-368-2745. Securities distributed in a redemption in-kind would be valued pursuant to each Fund’s valuation procedures and selected by the investment adviser. If a shareholder receives securities in a redemption in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash and the value of such securities would be subject to price fluctuations until sold.  There can be no assurance that each Fund will manage liquidity successfully in all market environments. As a result, a Fund may not be able to pay redemption proceeds in a timely fashion because of unusual market conditions, an unusually high volume of redemption requests or other factors.  Additional information about redemptions in-kind, including the procedures for submitting such redemption requests, is contained in each Fund’s SAI.

If your account value falls below $750, you may be asked either to add to your account or redeem it within 60 days.  If you take no action, your account will be redeemed at net asset value and the proceeds sent to you.

Shareholder Account Features

Distributions.  You may have your Fund distributions paid in one of the following ways:

• Full Reinvest Option	Distributions are reinvested in additional shares. This option will be assigned if you do not specify an option.
• Partial Reinvest Option	Dividends and short-term capital gains are paid in cash* and long-term capital gains are reinvested in additional shares.
• Cash Option	Distributions are paid in cash.*
• Exchange Option

Distributions are reinvested in additional shares of any class of another Calvert fund chosen by you, subject to the terms of that fund’s prospectus.  Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives, risks, and charges and expenses carefully.

*If any distribution check remains uncashed for six months, CRM reserves the right to invest the amount represented by the check in Fund shares at the then-current net asset value of the Fund and all future distributions will be reinvested.  For accounts held directly with the Fund’s transfer agent for which the shareholder has elected to receive distributions via check, any distribution (dividend or capital gain) under $10.00 is automatically reinvested in additional shares regardless of your elected distribution option.

Calvert Domestic Equity Funds59Prospectus dated February 1, 2023

Information about the Funds.  From time to time, you may receive the following:

•Semiannual and annual reports containing a list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, performance information and financial statements.

•Periodic account statements, showing recent activity and total share balance.

•Tax information needed to prepare your income tax returns.

•Proxy materials, in the event a shareholder vote is required.

•Special notices about significant events affecting your Fund.

Most fund information (including semiannual and annual reports, prospectuses and proxy statements) as well as your periodic account statements can be delivered electronically.  For more information please go to www.calvert.com.

You may be contacted via mail, telephone or by electronic means by officers of a Fund, by personnel of the investment adviser or administrator, by the Fund’s transfer agent, by broker-dealer firms, or by a professional solicitation organization in connection with a solicitation of proxies for a meeting of Fund shareholders.

The Calvert funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics.  A description of these policies and procedures is provided below and additionally in the SAI.  Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

Each Fund will file information regarding its portfolio holdings with the SEC on its Form N-PORT.  Each Fund’s annual and semiannual reports (as filed on Form N-CSR) and certain information filed on Form N-PORT may be viewed on the SEC’s website (www.sec.gov).  The most recent fiscal quarter-end holdings may also be viewed on the Calvert website (www.calvert.com).  Portfolio holdings information that is filed with the SEC is posted on the Calvert website approximately 60 days after the end of the quarter to which it relates.  Portfolio holdings information as of each month end is posted to the website approximately one month after such month end.  Each  Fund also posts information about certain portfolio characteristics (such as top ten holdings and asset allocation) at least quarterly on the Calvert website approximately ten business days after the period and each Fund may also post performance attribution as of a month end or more frequently if deemed appropriate.

Withdrawal Plan.  You may redeem shares on a regular periodic basis by establishing a systematic withdrawal plan.  Withdrawals will not be subject to any applicable CDSC if they are, in the aggregate, less than or equal to 12% annually of the greater of either the initial account balance or the current account balance.  Because purchases of Class A shares are generally subject to an initial sales charge, Class A shareholders should not make withdrawals from their accounts while also making purchases.

Exchange Privilege.  Each class of Fund shares may be exchanged for shares of the same Class of another Calvert fund. Exchanges are made at net asset value.  If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate.  For purposes of the CDSC, your shares will continue to age from the date of your original purchase of Fund shares.  Except as described below, any class of shares of a fund may be exchanged for any other class of shares of that fund, provided that the shares being exchanged are no longer subject to a CDSC and the conditions for investing in the other class of shares described in the applicable prospectus are satisfied.  Class C shares are not permitted to be exchanged to Class A shares unless the CDSC has expired and the exchange is made to facilitate the shareholder's participation in a fee-based advisory program.  See also Appendix B to this Prospectus.

Before exchanging, you should read the prospectus of the new fund carefully.  Exchanges are subject to the terms applicable to purchases of the new fund’s shares as set forth in its prospectus.  If you wish to exchange shares, write to the transfer agent (see back cover for address), log on to your account at www.calvert.com or call 1-800-368-2745.  Periodic automatic exchanges are also available.  The exchange privilege may be changed or discontinued at any time.  You will receive at least 60 days’ notice of any material change to the privilege.  This privilege may not be used for “market timing” and may be terminated for market timing accounts or for any other reason.  For additional information, see “Restrictions on Excessive Trading and Market Timing” under “Purchasing Shares.”  Ordinarily exchanges between different funds are taxable transactions for federal tax purposes, while permitted exchanges of one class for shares of another class of the same fund are not.  Shareholders should consult their tax advisors regarding the applicability of federal, state, local and other taxes to transactions in Fund shares.

Reinvestment Privilege.  If you redeem shares, you may reinvest at net asset value all or any portion of the redemption proceeds in the same account and in the same class of shares of the Fund you redeemed from or another Fund, provided that the reinvestment occurs within 90 days of the redemption, the privilege has not been used more than once in the prior 12 months, the redeemed shares were subject to a front-end sales charge or CDSC and that you are otherwise eligible to invest in that class.  Under these circumstances your account will be credited with any CDSC paid in connection with the

Calvert Domestic Equity Funds60Prospectus dated February 1, 2023 redemption.  Any CDSC period applicable to the shares you acquire upon reinvestment will run from the date of your original share purchase.  For requests for reinvestment sent to the Fund's transfer agent, the request must be in writing.  At the time of a reinvestment, you or your financial intermediary must notify the Fund or the transfer agent that you are reinvesting redemption proceeds in accordance with this privilege.  If you reinvest, your purchase will be at the next determined net asset value following receipt of your request.

Telephone and Electronic Transactions.  You can redeem or exchange shares by telephone as described in this Prospectus.  In addition, certain transactions may be conducted through the Calvert website.  The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information).  As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions.  You may decline the telephone redemption option on the account application.  Telephone instructions are recorded.  You should verify the accuracy of your confirmation statements immediately upon receipt and notify Calvert Shareholder Services of any inaccuracies.

“Street Name” Accounts.  If your shares are held in a “street name” account at a financial intermediary, that intermediary (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments.  Because the Fund does not maintain an account for you, you should contact your financial intermediary to make transactions in shares, make changes in your account, or obtain account information.  You will not be able to utilize a number of shareholder features, such as telephone or internet transactions, directly with a Fund and certain features may be subject to different requirements.  If you transfer shares in a “street name” account to an account with another financial intermediary or to an account directly with a Fund, you should obtain historical information about your shares prior to the transfer.  If you fail to provide your full account history to your new financial intermediary following a transfer, you may be ineligible for certain features of a Fund.

Procedures for Opening New Accounts.  To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record information that identifies each new customer who opens an account with a Fund and to determine whether such person’s name appears on government lists of known or suspected terrorists or terrorist organizations.  When you open an account, the transfer agent or your financial intermediary will ask you for your name, address, date of birth (for individuals), residential or business street address (although post office boxes are still permitted for mailing) and social security number, taxpayer identification number, or other government-issued identifying number.  You also may be asked to produce a copy of your driver’s license, passport or other identifying documents in order to verify your identity.  In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic databases.  Other information or documents may be required to open accounts for corporations and other entities.  Federal law prohibits a Fund and other financial institutions from opening a new account unless they receive the minimum identifying information described above.  If a person fails to provide the information requested, any application by that person to open a new account will be rejected.  Moreover, if the transfer agent or the financial intermediary is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information or documents from the person, closing the person’s account or reporting the matter to the appropriate federal authorities.  If your account is closed for this reason, your shares may be automatically redeemed at the net asset value next determined.  If a Fund’s net asset value has decreased since your purchase, you will lose money as a result of this redemption.  Each Fund has also designated an anti-money laundering compliance officer.

Account Questions.  If you have any questions about your account or the services available, please call Calvert Shareholder Services at 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:30 p.m. (Eastern Time) and Friday, 9:00 a.m. to 5:00 p.m. (Eastern Time), or write to the transfer agent (see back cover for address).

Potential Conflicts of Interest

As a diversified global financial services firm, Morgan Stanley, the parent company of the investment adviser and sub-adviser, engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of a Fund or Portfolio, as applicable (collectively, for purposes of this section, “Fund” or “Funds”). Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor Morgan Stanley funds, programs, accounts or businesses, (other than funds, programs, accounts or businesses sponsored, managed, or advised by former direct or indirect subsidiaries of Eaton Vance Corp. (“Eaton Vance Investment Accounts”)), the “MS Investment Accounts,” and,

Calvert Domestic Equity Funds61Prospectus dated February 1, 2023 together with the Eaton Vance Investment Accounts, the ‘‘Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with a Fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley or the investment adviser may also from time to time create new or successor Affiliated Investment Accounts that may compete with a Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.

The discussions below with respect to actual, apparent and potential conflicts of interest also may be applicable to or arise from the MS Investment Accounts whether or not specifically identified.  For more information about conflicts of interest, see the section entitled “Potential Conflicts of Interest” in the SAI.

Material Non-public Information. It is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to the investment adviser. If such information becomes available, the investment adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley. In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures and any applicable regulations, Morgan Stanley personnel, including personnel of the investment adviser, on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” The investment adviser faces conflicts of interest in determining whether to engage in such wall crossings. Information obtained in connection with such wall crossings may limit or restrict the ability of the investment adviser to engage in or otherwise effect transactions on behalf of the Fund(s) (including purchasing or selling securities that the investment adviser may otherwise have purchased or sold for a Fund in the absence of a wall crossing).

Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the investment adviser, sub-adviser  and its investment teams, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of a Fund or its shareholders. A Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an investment team may face conflicts in the allocation of investment opportunities among a Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the investment adviser or sub-adviser. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the investment adviser to favor such other accounts. To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the investment adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the investment adviser, including the Fund(s), fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the investment adviser.

Investments by Separate Investment Departments. The entities and individuals that provide investment-related services for the Fund and certain other Eaton Vance Investment Accounts (the “Eaton Vance Investment Department”) may be different from the entities and individuals that provide investment-related services to MS Investment Accounts (the “MS Investment Department” and, together with the Eaton Vance Investment Department, the “Investment Departments”). Although Morgan Stanley has implemented information barriers between the Investment Departments in accordance with internal policies and procedures, each Investment Department may engage in discussions and share information and resources with the other Investment Department on certain investment-related matters. A MS Investment Account could trade in advance of a Fund (and vice versa), might complete trades more quickly and efficiently than a Fund, and/or achieve different execution than a Fund on the same or similar investments made contemporaneously, even when the Investment Departments shared research and viewpoints that led to that investment decision. Any sharing of information or resources between the Investment Department servicing the Fund and the MS Investment Department may result, from time to time, in a Fund simultaneously or contemporaneously seeking to engage in the same or similar transactions as an account serviced by the other Investment Department and for which there are limited buyers or sellers on specific securities, which could result in less favorable execution for the Fund than such account.

Payments to Broker-Dealers and Other Financial Intermediaries. The investment adviser and/or EVD may pay compensation, out of their own funds and not as an expense of a Fund, to certain financial intermediaries (which may include affiliates of the investment adviser and EVD), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Fund and/or shareholder servicing. The prospect of receiving, or the receipt of, additional compensation, as described above, by

Calvert Domestic Equity Funds62Prospectus dated February 1, 2023 financial intermediaries may provide such financial intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of a Fund over other investment options with respect to which these financial intermediaries do not receive additional compensation (or receive lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of a Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by financial intermediaries as to their compensation. In addition, in certain circumstances, the investment adviser may restrict, limit or reduce the amount of a Fund’s investment, or restrict the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Morgan Stanley) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests.

Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for a Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to, that of a Fund.

Morgan Stanley’s Investment Banking and Other Commercial Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with a Fund and with respect to investments that a Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by a Fund. Morgan Stanley may give advice and provide recommendations to persons competing with a Fund and/or any of a Fund’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments. Morgan Stanley’s activities on behalf of its clients (such as engagements as an underwriter or placement agent) may restrict or otherwise limit investment opportunities that may otherwise be available to a Fund.

Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, a Fund may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to the merger or acquisition.

General Process for Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between the investment adviser, related persons of the investment adviser and/or their clients. The Investment Advisers Act of 1940, as amended (the “Advisers Act”), the 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the investment adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. The investment adviser seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.

Additional Tax Information

Balanced Fund expects to pay distributions quarterly, and Equity Fund, Focused Value Fund, Mid-Cap Fund and Small-Cap Fund expect to pay distributions annually. Distributions may not be paid if Fund (and/or Class) expenses exceed Fund income for the period. Different Classes of a Fund will generally distribute different amounts. Each Fund intends to distribute any net realized capital gains (if any) annually. It may also be necessary, in order to qualify for favorable tax treatment and to avoid any Fund-level tax, for each Fund to make a special income and/or capital gains distribution at the end of the calendar year.

Distributions of a Fund’s investment income and net realized short-term capital gains will generally be taxed as ordinary income. Distributions of net gains from investments held for more than one year generally will be taxed as long-term capital gains. Taxes on distributions of capital gains are determined by how long a Fund owned (or is treated as having owned) the investments that generated them, rather than how long a shareholder has owned his or her shares in the Fund. Distributions of investment income properly reported by a Fund as derived from “qualified dividend income” (as further described in the SAI) will be taxed in the hands of individuals at rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and the Fund level. Over time, distributions by

Calvert Domestic Equity Funds63Prospectus dated February 1, 2023 each Fund can generally be expected to include ordinary income, qualified dividend income and capital gain distributions taxable as long-term capital gains. A portion of each Fund’s income distributions may be eligible for the dividends-received deduction for corporations. A Fund’s distributions will be taxable as described above regardless of whether they are paid in cash or reinvested in additional shares. A return of capital generally will not be taxable to shareholders but will reduce the cost basis of a shareholder’s shares and result in a higher reported capital gain or a lower reported capital loss on a subsequent taxable disposition of such shares.

Investors who purchase shares at a time when a Fund’s net asset value reflects gains that are either unrealized or realized but not distributed will pay the full price for the shares and then may receive some portion of the purchase price back as a taxable distribution. Certain distributions paid in January may be taxable to shareholders as if received on December 31 of the prior year. A redemption of Fund shares, including an exchange for shares of another fund, is generally a taxable transaction.

The net investment income of certain U.S. individuals, estates and trusts is subject to a 3.8% Medicare contribution tax. For individuals, the tax is on the lesser of the “net investment income” and the excess of modified adjusted gross income over $200,000 (or $250,000 if married filing jointly). Net investment income includes, among other things, interest, dividends, gross income and capital gains derived from passive activities and trading in securities or commodities. Net investment income is reduced by deductions “properly allocable” to this income.

Each Fund expects to send shareholders a statement each February showing the tax status of all distributions for the prior calendar year.

Investments in foreign securities may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gains) which may decrease a Fund’s yield on such securities. These taxes may be reduced or eliminated under the terms of an applicable tax treaty. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by a Fund.  In addition, investments in foreign securities or foreign currencies may increase or accelerate a Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Under certain circumstances, shareholders may be entitled to claim a credit or deduction with respect to foreign taxes paid by a Fund. If more than 50% of a Fund’s assets at taxable year end consists of the securities of foreign corporations, such Fund will be eligible to and generally intends to file an election for such taxable year which would require Fund shareholders to include in gross income their pro rata share of qualified foreign income taxes paid by such Fund (even though such amounts are not received by the shareholders) and could allow Fund shareholders, provided certain requirements are met, to use their pro rata portion of such foreign income taxes as a foreign tax credit against their federal income taxes or, alternatively, for shareholders who itemize their tax deductions, to deduct their portion of such Fund’s foreign taxes paid in computing their taxable federal income.  However, even if a Fund qualifies to make such election for any year, it may determine not to do so.

A Fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or make required certifications, or who have been notified by the Internal Revenue Service (“IRS”) that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Certain foreign entities may be subject to a 30% withholding tax on ordinary dividend income paid under the Foreign Account Tax Compliance Act (“FATCA”). To avoid withholding, foreign financial institutions subject to FATCA must agree to disclose to the relevant revenue authorities certain information regarding their direct and indirect U.S. owners and other foreign entities must certify certain information regarding their direct and indirect U.S. owners to a Fund. In addition, the IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not be applicable to the gross proceeds of share redemptions or capital gain dividends a Fund pays. For more detailed information regarding FATCA withholding and compliance, please refer to the SAI.

Shareholders should consult with their tax advisors concerning the applicability of federal, state, local and other taxes to an investment.

Calvert Domestic Equity Funds64Prospectus dated February 1, 2023

Financial Highlights

The financial highlights are intended to help you understand a Fund’s financial performance for the period(s) indicated.  Certain information in the tables reflects the financial results for a single Fund share.  The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all distributions at net asset value).  This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, except that information for the year ended September 30, 2020 and prior was audited by another independent registered public accounting firm.  The reports of Deloitte & Touche LLP and each Fund’s financial statements are incorporated herein by reference and included in the Fund’s annual report, which is available upon request.

	Balanced Fund
	Year Ended September 30,
	2022				2021
	Class A	Class C	Class I	Class R6	Class A	Class C	Class I	Class R6
Net asset value – Beginning of year	$42.36	$40.85	$43.28	$43.27	$37.18	$35.90	$37.97	$37.95
Income (Loss) From Operations
Net investment income (loss)(1)	$0.40	$0.10	$0.50	$0.57	$0.30	$(0.01)	$0.40	$0.42
Net realized and unrealized gain (loss)	(5.91)	(5.68)	(6.05)	(6.10)	5.77	5.56	5.90	5.91
Total income (loss) from operations	$(5.51)	$(5.58)	$(5.55)	$(5.53)	$6.07	$5.55	$6.30	$6.33
Less Distributions
From net investment income	$(0.41)	$(0.12)	$(0.50)	$(0.53)	$(0.30)	$(0.01)	$(0.40)	$(0.42)
From net realized gain	(2.88)	(2.88)	(2.88)	(2.88)	(0.59)	(0.59)	(0.59)	(0.59)
Total distributions	$(3.29)	$(3.00)	$(3.38)	$(3.41)	$(0.89)	$(0.60)	$(0.99)	$(1.01)
Net asset value – End of year	$33.56	$32.27	$34.35	$34.33	$42.36	$40.85	$43.28	$43.27
Total Return(2)	(14.40)%	(15.05)%	(14.20)%	(14.14)%	16.48%	15.59%	16.75%	16.82%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$688,402	$51,250	$211,957	$51,544	$823,892	$67,292	$315,744	$11,184
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.91%	1.67%	0.67%	0.61%	0.90%	1.66%	0.66%	0.61%
Net expenses	0.91%(4)	1.67%(4)	0.67%(4)	0.61%(4)	0.90%	1.66%	0.66%	0.61%
Net investment income	1.03%	0.26%	1.25%	1.51%	0.73%	(0.03)%	0.96%	1.01%
Portfolio Turnover(5)	85%	85%	85%	85%	95%	95%	95%	95%

(See related footnotes.)

Calvert Domestic Equity Funds65Prospectus dated February 1, 2023

Financial Highlights (continued)

	Balanced Fund
	Year Ended September 30,
	2020				2019				2018
	Class A	Class C	Class I	Class R6	Class A	Class C	Class I	Class R6(6)	Class A	Class C	Class I
Net asset value – Beginning of period	$34.28	$33.14	$34.97	$34.98	$33.14	$32.09	$33.77	$31.46	$32.59	$31.63	$33.14
Income (Loss) From Operations
Net investment income(1)	$0.41	$0.14	$0.50	$0.51	$0.44	$0.20	$0.54	$0.36	$0.43	$0.18	$0.55
Net realized and unrealized gain	3.67	3.55	3.76	3.75	2.24	2.15	2.28	3.55	2.68	2.61	2.72
Total income from operations	$4.08	$3.69	$4.26	$4.26	$2.68	$2.35	$2.82	$3.91	$3.11	$2.79	$3.27
Less Distributions
From net investment income	$(0.42)	$(0.17)	$(0.50)	$(0.53)	$(0.44)	$(0.20)	$(0.52)	$(0.39)	$(0.44)	$(0.21)	$(0.52)
From net realized gain	(0.76)	(0.76)	(0.76)	(0.76)	(1.10)	(1.10)	(1.10)	—	(2.12)	(2.12)	(2.12)
Total distributions	$(1.18)	$(0.93)	$(1.26)	$(1.29)	$(1.54)	$(1.30)	$(1.62)	$(0.39)	$(2.56)	$(2.33)	$(2.64)
Net asset value – End of period	$37.18	$35.90	$37.97	$37.95	$34.28	$33.14	$34.97	$34.98	$33.14	$32.09	$33.77
Total Return(2)	12.22%	11.39%	12.55%	12.57%	8.56%	7.77%	8.87%	12.44%(7)	10.01%	9.14%	10.33%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$686,408	$65,760	$212,490	$4,298	$619,744	$54,062	$140,961	$230	$571,452	$60,674	$99,878
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.93%	1.69%	0.69%	0.65%	0.96%	1.71%	0.71%	0.66%(8)	0.96%	1.71%	0.72%
Net expenses	0.93%	1.68%	0.68%	0.64%	0.93%	1.68%	0.66%	0.64%(8)	0.94%	1.69%	0.62%
Net investment income	1.17%	0.42%	1.41%	1.43%	1.37%	0.63%	1.64%	1.58%(8)	1.33%	0.58%	1.66%
Portfolio Turnover	98%(5)	98%(5)	98%(5)	98%(5)	69%(5)	69%(5)	69%(5)	69%(5)(9)	76%	76%	76%

(See related footnotes.)

Calvert Domestic Equity Funds66Prospectus dated February 1, 2023

Financial Highlights (continued)

	Equity Fund
	Year Ended September 30,
	2022				2021
	Class A	Class C	Class I	Class R6	Class A	Class C	Class I	Class R6
Net asset value – Beginning of year	$77.18	$40.04	$90.83	$90.64	$63.00	$33.61	$73.80	$73.67
Income (Loss) From Operations
Net investment income (loss)(1)	$(0.02)	$(0.29)	$0.19	$0.25	$(0.04)	$(0.30)	$0.16	$0.23
Net realized and unrealized gain (loss)	(11.98)	(5.89)	(14.20)	(14.16)	16.02	8.39	18.81	18.74
Total income (loss) from operations	$(12.00)	$(6.18)	$(14.01)	$(13.91)	$15.98	$8.09	$18.97	$18.97
Less Distributions
From net investment income	$—	$—	$(0.08)	$(0.17)	$—	$—	$(0.13)	$(0.19)
From net realized gain	(2.95)	(2.83)	(3.03)	(3.03)	(1.80)	(1.66)	(1.81)	(1.81)
Total distributions	$(2.95)	$(2.83)	$(3.11)	$(3.20)	$(1.80)	$(1.66)	$(1.94)	$(2.00)
Net asset value – End of year	$62.23	$31.03	$73.71	$73.53	$77.18	$40.04	$90.83	$90.64
Total Return(2)	(16.35)%	(16.96)%	(16.14)%	(16.09)%	25.87%	24.92%	26.19%	26.28%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,807,406	$114,234	$2,895,475	$446,224	$2,278,654	$149,033	$3,142,730	$456,674
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.91%	1.65%	0.65%	0.59%	0.91%	1.66%	0.66%	0.60%
Net expenses	0.91%(4)	1.65%(4)	0.65%(4)	0.59%(4)	0.91%	1.66%	0.66%	0.60%
Net investment income (loss)	(0.03)%	(0.78)%	0.22%	0.29%	(0.06)%	(0.81)%	0.19%	0.27%
Portfolio Turnover	7%	7%	7%	7%	13%	13%	13%	13%

(See related footnotes.)

Calvert Domestic Equity Funds67Prospectus dated February 1, 2023

Financial Highlights (continued)

	Equity Fund
	Year Ended September 30,
	2020				2019
	Class A	Class C	Class I	Class R6	Class A	Class C	Class I	Class R6
Net asset value – Beginning of period	$53.94	$29.67	$62.89	$62.80	$49.18	$28.80	$56.68	$56.65
Income (Loss) From Operations
Net investment income (loss)(1)	$0.01	$(0.22)	$0.17	$0.21	$0.05	$(0.17)	$0.21	$0.23
Net realized and unrealized gain	10.64	5.70	12.46	12.44	8.36	4.57	9.76	9.74
Total income from operations	$10.65	$5.48	$12.63	$12.65	$8.41	$4.40	$9.97	$9.97
Less Distributions
From net investment income	$(0.02)	$—	$(0.15)	$(0.21)	$(0.01)	$—	$(0.12)	$(0.18)
From net realized gain	(1.57)	(1.54)	(1.57)	(1.57)	(3.64)	(3.53)	(3.64)	(3.64)
Total distributions	$(1.59)	$(1.54)	$(1.72)	$(1.78)	$(3.65)	$(3.53)	$(3.76)	$(3.82)
Net asset value – End of period	$63.00	$33.61	$73.80	$73.67	$53.94	$29.67	$62.89	$62.80
Total Return(2)	20.27%	19.38%	20.57%	20.65%	18.72%	17.82%	19.05%	19.12%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,896,037	$138,072	$2,863,128	$248,096	$1,598,391	$100,276	$1,540,337	$58,035
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.94%	1.69%	0.69%	0.63%	1.00%	1.75%	0.75%	0.68%
Net expenses	0.94%	1.69%	0.69%	0.63%	0.99%	1.75%	0.72%	0.67%
Net investment income (loss)	0.01%	(0.74)%	0.26%	0.32%	0.11%	(0.64)%	0.37%	0.37%
Portfolio Turnover	16%	16%	16%	16%	13%	13%	13%	13%

(See related footnotes.)

Calvert Domestic Equity Funds68Prospectus dated February 1, 2023

Financial Highlights (continued)

	Equity Fund
	Year Ended September 30,
	2018
	Class A	Class C	Class I	Class R6(10)
Net asset value – Beginning of year	$43.31	$26.84	$49.44	$49.74
Income (Loss) From Operations
Net investment income (loss)(1)	$0.04	$(0.18)	$0.20	$0.17
Net realized and unrealized gain	9.31	5.57	10.69	10.42
Total income from operations	$9.35	$5.39	$10.89	$10.59
Less Distributions
From net investment income	$(0.05)	$—	$(0.22)	$(0.25)
From net realized gain	(3.43)	(3.43)	(3.43)	(3.43)
Total distributions	$(3.48)	$(3.43)	$(3.65)	$(3.68)
Net asset value – End of year	$49.18	$28.80	$56.68	$56.65
Total Return(2)	22.66%	21.75%	23.06%	22.30%(7)
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,291,870	$155,419	$963,446	$843
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.01%	1.76%	0.76%	0.68%(8)
Net expenses	1.01%	1.76%	0.70%	0.68%(8)
Net investment income (loss)	0.08%	(0.67)%	0.38%	0.31%(8)
Portfolio Turnover	18%	18%	18%	18%(11)

(See related footnotes.)

Calvert Domestic Equity Funds69Prospectus dated February 1, 2023

Financial Highlights (continued)

	Focused Value Fund
	Period Ended September 30,
	2022(12)
	Class A	Class C	Class I	Class R6
Net asset value – Beginning of period	$10.00	$10.00	$10.00	$10.00
Income (Loss) From Operations
Net investment income(1)	$0.03	$0.01	$0.05	$0.05
Net realized and unrealized loss	(0.98)	(0.99)	(1.00)	(1.00)
Total income (loss) from operations	$(0.95)	$(0.98)	$(0.95)	$(0.95)
Net asset value – End of period	$9.05	$9.02	$9.05	$9.05
Total Return(2)(7)	(9.50)%	(9.80)%	(9.50)%	(9.50)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$187	$45	$4,648	$45
Ratios (as a percentage of average daily net assets):(3)(8)
Total expenses	5.09%	5.84%	4.83%	4.84%
Net expenses(4)	0.99%	1.75%	0.74%	0.75%
Net investment income	0.77%	0.26%	1.27%	1.26%
Portfolio Turnover(7)	13%	13%	13%	13%

(See related footnotes.)

Calvert Domestic Equity Funds70Prospectus dated February 1, 2023

Financial Highlights (continued)

	Mid-Cap Fund
	Year Ended September 30,
	2022			2021
	Class A	Class C	Class I	Class A	Class C	Class I
Net asset value – Beginning of year	$41.79	$27.53	$50.28	$33.96	$22.64	$40.77
Income (Loss) From Operations
Net investment income (loss)(1)	$(0.02)	$(0.18)	$0.09	$(0.12)	$(0.28)	$(0.03)
Net realized and unrealized gain (loss)	(7.90)	(4.78)	(9.77)	8.28	5.50	9.95
Total income (loss) from operations	$(7.92)	$(4.96)	$(9.68)	$8.16	$5.22	$9.92
Less Distributions
From net investment income	$—	$—	$(0.08)	$(0.00)(13)	$—	$(0.08)
From net realized gain	(5.16)	(4.97)	(5.18)	(0.33)	(0.33)	(0.33)
Total distributions	$(5.16)	$(4.97)	$(5.26)	$(0.33)	$(0.33)	$(0.41)
Net asset value – End of year	$28.71	$17.60	$35.34	$41.79	$27.53	$50.28
Total Return(2)	(22.06)%	(22.63)%	(21.87)%	24.13%	23.20%	24.45%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$138,646	$4,612	$97,041	$183,991	$7,469	$122,391
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.23%	1.98%	0.98%	1.22%	1.98%	0.97%
Net expenses	1.18%(4)	1.93%(4)	0.93%(4)	1.18%	1.93%	0.93%
Net investment income (loss)	(0.07)%	(0.82)%	0.20%	(0.30)%	(1.05)%	(0.06)%
Portfolio Turnover	109%	109%	109%	79%	79%	79%

(See related footnotes.)

Calvert Domestic Equity Funds71Prospectus dated February 1, 2023

Financial Highlights (continued)

	Mid-Cap Fund
	Year Ended September 30,
	2020			2019			2018
	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I
Net asset value – Beginning of year	$34.69	$23.83	$41.25	$34.84	$24.65	$40.97	$33.40	$24.55	$38.70
Income (Loss) From Operations
Net investment income (loss)(1)	$0.05	$(0.14)	$0.16	$0.09	$(0.11)	$0.21	$0.07	$(0.12)	$0.23
Net realized and unrealized gain	1.07	0.73	1.27	1.85	1.23	2.24	4.59	3.27	5.37
Total income from operations	$1.12	$0.59	$1.43	$1.94	$1.12	$2.45	$4.66	$3.15	$5.60
Less Distributions
From net investment income	$(0.03)	$—	$(0.09)	$(0.08)	$—	$(0.16)	$(0.04)	$—	$(0.15)
From net realized gain	(1.82)	(1.78)	(1.82)	(2.01)	(1.94)	(2.01)	(3.18)	(3.05)	3.18
Total distributions	$(1.85)	$(1.78)	$(1.91)	$(2.09)	$(1.94)	$(2.17)	$(3.22)	$(3.05)	$(3.33)
Net asset value – End of year	$33.96	$22.64	$40.77	$34.69	$23.83	$41.25	$34.84	$24.65	$40.97
Total Return(2)	3.20%	2.40%	3.45%	6.56%	5.77%	6.85%	15.04%	14.20%	15.48%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$149,112	$8,787	$76,327	$158,005	$14,535	$46,533	$157,046	$17,043	$93,198
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.26%	2.01%	1.01%	1.30%	2.05%	1.05%	1.28%	2.03%	1.03%
Net expenses	1.18%	1.93%	0.93%	1.19%	1.94%	0.91%	1.21%	1.96%	0.86%
Net investment income (loss)	0.15%	(0.62)%	0.40%	0.27%	(0.49)%	0.54%	0.22%	(0.53)%	0.59%
Portfolio Turnover	70%	70%	70%	83%	83%	83%	62%	62%	62%

(See related footnotes.)

Calvert Domestic Equity Funds72Prospectus dated February 1, 2023

Financial Highlights (continued)

	Small-Cap Fund
	Year Ended September 30,
	2022				2021
	Class A	Class C	Class I	Class R6	Class A	Class C	Class I	Class R6
Net asset value – Beginning of year	$33.14	$27.84	$36.02	$36.05	$23.94	$20.27	$26.00	$26.01
Income (Loss) From Operations
Net investment income (loss)(1)	$(0.04)	$(0.22)	$0.04	$0.08	$(0.07)	$(0.26)	$0.01	$0.04
Net realized and unrealized gain (loss)	(5.34)	(4.41)	(5.85)	(5.87)	9.27	7.83	10.05	10.05
Total income (loss) from operations	$(5.38)	$(4.63)	$(5.81)	$(5.79)	$9.20	$7.57	$10.06	$10.09
Less Distributions
From net investment income	$—	$—	$(0.03)	$(0.06)	$—	$—	$(0.04)	$(0.05)
From net realized gain	(2.41)	(2.24)	(2.45)	(2.45)	—	—	—	—
Total distributions	$(2.41)	$(2.24)	$(2.48)	$(2.51)	$—	$—	$(0.04)	$(0.05)
Net asset value – End of year	$25.35	$20.97	$27.73	$27.75	$33.14	$27.84	$36.02	$36.05
Total Return(2)	(17.82)%	(18.42)%	(17.61)%	(17.56)%	38.43%	37.35%	38.73%	38.83%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$241,335	$26,452	$1,858,334	$283,192	$288,922	$32,596	$2,398,219	$84,689
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.19%	1.94%	0.94%	0.85%	1.19%	1.94%	0.94%	0.86%
Net expenses	1.19%(4)	1.94%(4)	0.94%(4)	0.85%(4)	1.19%	1.94%	0.94%	0.86%
Net investment income (loss)	(0.12)%	(0.87)%	0.13%	0.26%	(0.21)%	(0.97)%	0.03%	0.11%
Portfolio Turnover	42%	42%	42%	42%	53%	53%	53%	53%

(See related footnotes.)

Calvert Domestic Equity Funds73Prospectus dated February 1, 2023

Financial Highlights (continued)

	Small-Cap Fund
	Year Ended September 30,
	2020				2019				2018
	Class A	Class C	Class I	Class R6	Class A	Class C	Class I	Class R6(15)	Class A	Class C	Class I
Net asset value – Beginning of period	$25.35	$21.63	$27.49	$27.50	$26.61	$22.90	$28.73	$24.93	$25.70	$22.58	$27.51
Income (Loss) From Operations
Net investment income (loss)(1)	$(0.01)	$(0.16)	$0.06	$0.07	$0.02	$(0.14)	$0.09	$0.07	$(0.04)	$(0.20)	$0.05
Net realized and unrealized gain (loss)	(1.08)	(0.92)	(1.17)	(1.16)	(0.04)(14)	(0.04)(14)	(0.02)(14)	2.50	4.34	3.77	4.67
Total income (loss) from operations	$(1.09)	$(1.08)	$(1.11)	$(1.09)	$(0.02)	$(0.18)	$0.07	$2.57	$4.30	$3.57	$4.72
Less Distributions
From net investment income	$—	$—	$(0.05)	$(0.07)	$—	$—	$(0.06)	$—	$—(16)	$—	$(0.08)
From net realized gain	(0.32)	(0.28)	(0.33)	(0.33)	(1.24)	(1.09)	(1.25)	—	(3.39)	(3.25)	(3.42)
Total distributions	$(0.32)	$(0.28)	$(0.38)	$(0.40)	$(1.24)	$(1.09)	$(1.31)	$—	$(3.39)	$(3.25)	$(3.50)
Net asset value – End of period	$23.94	$20.27	$26.00	$26.01	$25.35	$21.63	$27.49	$27.50	$26.61	$22.90	$28.73
Total Return(2)	(4.38)%	(5.10)%	(4.12)%	(4.07)%	0.61%	(0.12)%	0.92%	10.31%(7)	18.55%	17.66%	18.92%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$185,777	$16,992	$1,211,029	$44,012	$172,277	$14,775	$461,237	$34,782	$158,921	$18,945	$257,089
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.22%	1.97%	0.97%	0.91%	1.25%	2.01%	1.00%	0.93%(8)	1.28%	2.03%	1.04%
Net expenses	1.21%	1.96%	0.96%	0.90%	1.23%	1.99%	0.95%	0.90%(8)	1.28%	2.03%	0.92%
Net investment income (loss)	(0.03)%	(0.78)%	0.22%	0.28%	0.07%	(0.68)%	0.34%	0.37%(8)	(0.17)%	(0.91)%	0.19%
Portfolio Turnover	44%	44%	44%	44%	45%	45%	45%	45%(9)	51%	51%	51%

(1) Computed using average shares outstanding.

(2)Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.

(3) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(4)Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Morgan Stanley Institutional Liquidity Funds – Government Portfolio (equal to less than 0.005% of average daily net assets for the year ended September 30, 2022).

(5)Includes the effect of To-Be-Announced (TBA) transactions.

(6) For the period from the commencement of operations, February 1, 2019, to September 30, 2019.

(7) Not annualized.

(8) Annualized.

(9)For the year ended September 30, 2019.

(10)For the period from the commencement of operations, October 3, 2017, to September 30, 2018.

Calvert Domestic Equity Funds74Prospectus dated February 1, 2023

(11)For the year ended September 30, 2018.

(12)For the period from the commencement of operations, April 29, 2022, to September 30, 2022.

(13)Amount is less than $(0.005).

(14)The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(15)For the period from the commencement of operations, February 1, 2019, to September 30, 2019.

(16)Amount is less than $0.005.

Calvert Domestic Equity Funds75Prospectus dated February 1, 2023

Appendix A

The Calvert Principles for Responsible Investment

We believe that most corporations deliver benefits to society, through their products and services, creation of jobs, payment of taxes and the sum of their behaviors.  As a responsible investor, Calvert Research and Management seeks to invest in companies and other issuers that provide positive leadership in the areas of their operations and overall activities that are material to improving long-term shareholder value and societal outcomes.

Calvert seeks to invest in issuers that balance the needs of financial and nonfinancial stakeholders and demonstrate a commitment to the global commons, as well as to the rights of individuals and communities.

The Calvert Principles for Responsible Investment (Calvert Principles) provide a framework for Calvert’s evaluation of investments and guide Calvert’s stewardship on behalf of clients through active engagement with issuers.  The Calvert Principles seek to identify companies and other issuers that operate in a manner that is consistent with or promote:

Environmental Sustainability and Resource Efficiency

•Reduce the negative impact of operations and practices on the environment

•Manage water scarcity and ensure efficient and equitable access to clean sources

•Mitigate impact on all types of natural capital

•Diminish climate-related risks and reduce carbon emissions

•Drive sustainability innovation and resource efficiency through business operations or other activities, products and services

Equitable Societies and Respect for Human Rights

•Respect consumers by marketing products and services in a fair and ethical manner, maintaining integrity in customer relations and ensuring the security of sensitive consumer data

•Respect human rights, respect culture and tradition in local communities and economies, and respect Indigenous Peoples’ Rights

•Promote diversity and gender equity across workplaces, marketplaces and communities

•Demonstrate a commitment to employees by promoting development, communication, appropriate economic opportunity and decent workplace standards

•Respect the health and well-being of consumers and other users of products and services by promoting product safety

Accountable Governance and Transparency

•Provide responsible stewardship of capital in the best interests of shareholders and debtholders

•Exhibit accountable governance and develop effective boards or other governing bodies that reflect expertise and diversity of perspective and provide oversight of sustainability risk and opportunity

•Include environmental and social risks, impacts and performance in material financial disclosures to inform shareholders and debtholders, benefit stakeholders and contribute to strategy

•Lift ethical standards in all operations, including in dealings with customers, regulators and business partners

•Demonstrate transparency and accountability in addressing adverse events and controversies while minimizing risks and building trust

Through the application of the Calvert Principles, Calvert could have no or limited exposure to issuers that:

•Demonstrate poor management of environmental risks or contribute significantly to local or global environmental problems.

•Demonstrate a pattern of employing forced, compulsory or child labor.

•Exhibit a pattern and practice directly or through the company’s supply chain of human rights violations or are complicit in human rights violations committed by governments or security forces, including those that are under U.S. or international sanction for human rights abuses.

•Exhibit a pattern and practice of violating the rights and protections of Indigenous Peoples.

•Demonstrate poor governance or engage in harmful or unethical practices.

•Manufacture tobacco products.

Calvert Domestic Equity Funds76Prospectus dated February 1, 2023

•Have significant and direct involvement in the manufacture of alcoholic beverages without taking significant steps to reduce the harmful impact of these products.

•Have significant and direct involvement in gambling or gaming operations without taking significant steps to reduce the harmful impact of these businesses.

•Have significant and direct involvement in the manufacture of civilian handguns and/or automatic weapons marketed to civilians.

•Have significant and direct involvement in the manufacture of military weapons that violate international humanitarian law, including cluster bombs, landmines, biochemical weapons, nuclear weapons, blinding laser weapons, or incendiary weapons.

•Use animals in product testing without countervailing social benefits such as the development of medical treatments to ease human suffering and disease.

Calvert Domestic Equity Funds77Prospectus dated February 1, 2023

Appendix B

Financial Intermediary Sales Charge Variations

As noted under “Purchasing Shares,” a financial intermediary may offer Fund shares subject to variations in or elimination of the Fund sales charges (“variations”), provided such variations are described in this Prospectus. Set forth below are the variations in sales charges applicable to shares purchased through the noted financial intermediary.  All variations described below are applied by, and the responsibility of, the identified financial intermediary.  Variations may apply to purchases, sales, exchanges and reinvestments of Fund shares and a shareholder transacting in Fund shares through the intermediary identified below should read the terms and conditions of the variations carefully.  A variation that is specific to a particular financial intermediary is not applicable to shares held directly with the Fund or through another intermediary.

Fund Purchases through Merrill Lynch

In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.

Shareholders purchasing Fund shares through a Merrill Lynch platform or account are eligible only for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)

•Shares purchased through a Merrill Lynch affiliated investment advisory program

•Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

•Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

•Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the this prospectus

•Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).  Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on Class A and Class C Shares available at Merrill Lynch

•Death or disability of the shareholder

•Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•Return of excess contributions from an IRA Account

•Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

•Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

Calvert Domestic Equity Funds78Prospectus dated February 1, 2023

•Shares acquired through a right of reinstatement

•Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and C shares only)

•Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•Breakpoints as described in this prospectus

•Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Calvert Domestic Equity Funds79Prospectus dated February 1, 2023

Fund Purchases through Ameriprise Financial (Class A Sales Charge Waivers)

The following information applies to Class A share purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Effective January 15, 2021, shareholders purchasing Fund shares through an Ameriprise Financial retail brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Prospectus or in the SAI.

•Employer-sponsored retirement plans (e.g., 401(k) plans 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

•Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.

•Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

•Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts,  401(k)s, 403(b) TSCAs  subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

Calvert Domestic Equity Funds80Prospectus dated February 1, 2023

Fund Purchases through Morgan Stanley Wealth Management

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans).  For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•Shares purchased through a Morgan Stanley self-directed brokerage account

•Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Calvert Domestic Equity Funds81Prospectus dated February 1, 2023

Fund Purchases through Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

•Shares purchased in an investment advisory program.

•Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

•Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James

•Death or disability of the shareholder.

•Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

•Return of excess contributions from an IRA Account.

•Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.

•Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

•Breakpoints as described in this prospectus.

•Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period.  Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Calvert Domestic Equity Funds82Prospectus dated February 1, 2023

Fund Purchases through Janney Montgomery Scott LLC (“Janney”)

Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

•Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•Shares acquired through a right of reinstatement.

•Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

•Shares sold upon the death or disability of the shareholder.

•Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.

•Shares purchased in connection with a return of excess contributions from an IRA account.

•Shares sold as part of a required minimum distribution for IRA and other retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

•Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

•Shares acquired through a right of reinstatement.

•Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation and/or letters of intent

•Breakpoints as described in the fund’s Prospectus.

•Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

* Also referred to as an “initial sales charge.”

Calvert Domestic Equity Funds83Prospectus dated February 1, 2023

Fund Purchases through Oppenheimer & Co. Inc. (“Oppenheimer”)

Effective May 1, 2020, shareholders purchasing Fund shares through an Oppenheimer platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Oppenheimer

•Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

•Shares purchased by or through a 529 Plan.

•Shares purchased through a Oppenheimer affiliated investment advisory program.

•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

•A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a contingent deferred sales charge (CDSC) and the conversion is in line with the policies and procedures of Oppenheimer.

•Employees and registered representatives of Oppenheimer or its affiliates and their family members.

•Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus.

CDSC Waivers on A and C Shares available at Oppenheimer

•Death or disability of the shareholder.

•Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.

•Return of excess contributions from an IRA Account.

•Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on IRS regulations as described in the prospectus.

•Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer.

•Shares acquired through a right of reinstatement.

Front-end load Discounts Available at Oppenheimer: Breakpoints, Rights of Accumulation & Letters of Intent

•Breakpoints as described in this prospectus.

•Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Oppenheimer. Eligible fund family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Calvert Domestic Equity Funds84Prospectus dated February 1, 2023

Policies Regarding Transactions Through Edward D. Jones & Co., L.P. (“Edward Jones”)

The following information has been provided by Edward Jones:

Effective on or after March 1, 2021, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer.  In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of fund family or other facts qualifying the purchaser for discounts or waivers.  Edward Jones can ask for documentation from the shareholder of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

•Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

Rights of Accumulation (“ROA”)

•The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the mutual fund family held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”).  If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform.  The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

•The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

•ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent (“LOI”)

•Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI.  The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts.  Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount.  If during the 13-month period the shareholder redeems any of the shares purchased pursuant to a LOI, the value of the redeemed shares will not be included for purposes of satisfying the LOI.  The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation.  Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid.  Sales charges will be adjusted if LOI is not met.

•If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Front-end Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

•Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate.  This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.

•Shares purchased in an Edward Jones fee-based program.

•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

Calvert Domestic Equity Funds85Prospectus dated February 1, 2023

•Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

•Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones.  Edward Jones is responsible for any remaining Contingent Deferred Sales Charge (“CDSC”) due to the fund company or its affiliate, if applicable.  Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

•Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

CDSC Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

•The death or disability of the shareholder.

•Systematic withdrawals with up to 10% per year of the account value.

•Return of excess contributions from an Individual Retirement Account (IRA).

•Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

•Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.  Edward Jones is responsible for any remaining CDSC due to the fund company or its affiliate, if applicable.

•Shares exchanged in an Edward Jones fee-based program.  Edward Jones is responsible for any remaining CDSC due to the fund company or its affiliate, if applicable.

•Shares acquired through NAV reinstatement.

•Shares redeemed at the discretion of Edward Jones for Minimum Balances as described below.

******************************************************************************

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

•Initial purchase minimum: $250

•Subsequent purchase minimum: none

Minimum Balances

•Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

•A fee-based account held on an Edward Jones platform

•A 529 account held on an Edward Jones platform

•An account with an active systematic investment plan or LOI

Exchanging Share Classes

•At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund.  Edward Jones is responsible for any remaining CDSC due to the fund company or its affiliate, if applicable.  Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

Calvert Domestic Equity Funds86Prospectus dated February 1, 2023

Fund Purchases through D.A. Davidson & Co. (“D.A. Davidson”)

Effective 5/1/2020, shareholders purchasing fund shares including existing fund shareholders through a D.A. Davidson platform or account, or through an introducing broker-dealer or independent registered investment advisor for which D.A. Davidson provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares available at D.A. Davidson

•Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

•Employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson.

•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement).

•A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures.

CDSC Waivers on Classes A and C shares available at D.A. Davidson

•Death or disability of the shareholder.

•Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

•Return of excess contributions from an IRA Account.

•Shares sold as part of a required minimum distribution for IRA or other qualifying retirement accounts as described in the fund’s prospectus beginning in the calendar year the shareholder turns age 72.

•Shares acquired through a right of reinstatement.

Front-end sales charge discounts available at D.A. Davidson: breakpoints, rights of accumulation and/or letters of intent CDSC Waivers on Classes A and C shares available at D.A. Davidson

•Breakpoints as described in this prospectus.

•Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Calvert Domestic Equity Funds87Prospectus dated February 1, 2023

Fund Purchases through Robert W. Baird & Co. Incorporated (“Baird”)

Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI

Front-End Sales Charge Waivers on Class A shares Available at Baird

•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund

•Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird

•Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

•A shareholder in the Fund’s Class C Shares will have their shares converted at net asset value to Class A shares of the Fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

•Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and C shares Available at Baird

•Shares sold due to death or disability of the shareholder

•Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•Shares sold due to returns of excess contributions from an IRA Account

•Shares sold as part of a required minimum distribution for IRA and retirement accounts

•Shares sold to pay Baird fees but only if the transaction is initiated by Baird

•Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

•Breakpoints as described in this prospectus

•Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird.  Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

•Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of fund family assets through Baird, over a 13-month period of time

Calvert Domestic Equity Funds88Prospectus dated February 1, 2023

Waivers Specific to Stifel, Nicolaus & Company, Incorporated (“Stifel”)

Effective July 1, 2020, shareholders purchasing Fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver:

Front-End Sales Load Waiver on Class A shares

•Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same Fund at net asset value pursuant to Stifel’s policies and procedures.

Calvert Domestic Equity Funds89Prospectus dated February 1, 2023

More Information

About the Funds:  More information is available in the Statement of Additional Information.  The Statement of Additional Information is incorporated by reference into this Prospectus.  Additional information about each Fund’s investments is available in the annual and semiannual reports (collectively, the “reports”).  In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the past fiscal year.  You may obtain free copies of the Statement of Additional Information and the reports on Calvert’s website at www.calvert.com or by contacting the principal underwriter:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA  02110
1-800-368-2745
website: www.calvert.com

Information about each Fund (including the Statement of Additional Information and reports) is available on the EDGAR database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s annual and semi-annual shareholder reports are no longer being sent by mail unless you specifically request paper copies of the reports. Instead, the reports are being made available on the Fund’s website (http://www.calvert.com/prospectus), and you will be notified each time a report is posted and provided with a website address to access the report. You may elect to receive all future Fund shareholder reports in paper free of charge at any time. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800- 368-2745. If you own these shares through a financial intermediary, you must contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at calvert.com. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

Shareholder Inquiries: You can obtain more information from Calvert Shareholder Services or the Fund transfer agent, SS&C GIDS, Inc.  If you own shares and would like to add to, redeem from or change your account, please write or call below:

Regular Mailing Address: Calvert Funds P.O. Box 219544 Kansas City, MO 64121-9544	Overnight Mailing Address: Calvert Funds 430 West 7th Street Kansas City, MO 64105-1407	Phone Number: 1-800-368-2745 Monday – Thursday 9:00 a.m. – 5:30 p.m. ET Friday 9:00 a.m. – 5:00 p.m. ET

The Investment Company Act No. for Balanced Fund, Equity Fund and Focused Value Fund is 811-03334, for Mid-Cap Fund is 811-06563 and for Small-Cap Fund is 811-10045.
30795 2.1.23	© 2023 Calvert Research and Management

Printed on recycled paper.

Calvert Income Fund

Class A Shares - CFICX Class C Shares - CIFCX Class I Shares - CINCX Class R6 Shares - CINRX

Calvert Short Duration Income Fund

Class A Shares - CSDAX Class C Shares - CDICX Class I Shares - CDSIX Class R6 Shares - CDSRX

Calvert Core Bond Fund

Class A Shares - CLDAX Class I Shares - CLDIX

Calvert High Yield Bond Fund

Class A Shares - CYBAX Class C Shares - CHBCX Class I Shares - CYBIX Class R6 Shares - CYBRX

Calvert Bond Fund

Class A Shares - CSIBX Class C Shares - CSBCX Class I Shares - CBDIX Class R6 Shares - CBORX

Calvert Green Bond Fund

Class A Shares - CGAFX Class I Shares - CGBIX Class R6 Shares - CBGRX

Calvert Mortgage Access Fund

Class A Shares - CMMAX Class C Shares - CMMCX Class I Shares - CMMIX Class R6 Shares - CMMRX

Prospectus Dated
February 1, 2023

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

This Prospectus contains important information about the Funds and the services available to shareholders.  Please save it for reference.

Fund Summaries	3
Income Fund	3
Short Duration Income Fund	10
Core Bond Fund	17
High Yield Bond Fund	24
Bond Fund	31
Green Bond Fund	38
Mortgage Access Fund	44
Investment Objectives & Principal Policies and Risks	52
About Responsible Investing	70
Management and Organization	72
Valuing Shares	74
Purchasing Shares	75
Sales Charges	79
Redeeming Shares	82
Shareholder Account Features	83
Potential Conflicts of Interest	85
Additional Tax Information	87
Financial Highlights	89
Income Fund	89
Short Duration Income Fund	91
Core Bond Fund	93
High Yield Bond Fund	95
Bond Fund	97
Green Bond Fund	99
Mortgage Access Fund	101
Appendix A – The Calvert Principles for Responsible Investment	102
Appendix B – Financial Intermediary Sales Charge Variations	104

Calvert Income Funds2Prospectus dated February 1, 2023

Fund Summaries

Calvert Income Fund

Investment Objective

The Fund's investment objective is to seek to maximize income, to the extent consistent with preservation of capital, through investment in bonds and income-producing securities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary, which are not reflected below.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest over a 13-month period, at least $100,000 in Calvert mutual funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix B - Financial Intermediary Sales Charge Variations in this Prospectus.  More information about these and other discounts is available from your financial professional and under “Sales Charges” on page 79 of this Prospectus and page 25 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class R6
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	3.25%	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of net asset value at purchase or redemption)	None(1)	1.00%	None	None

(1)Class A shares purchased at net asset value in amounts of $500,000 or more are subject to a 0.75% contingent deferred sales charge if redeemed within 12 months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I	Class R6
Management Fees	0.52%	0.52%	0.52%	0.52%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses(1)	0.14%	0.14%	0.14%	0.08%
Total Annual Fund Operating Expenses	0.91%	1.66%	0.66%	0.60%

(1)Estimated for Class R6.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$415	$606	$812	$1,408	$415	$606	$812	$1,408
Class C shares	$269	$523	$902	$1,766	$169	$523	$902	$1,766
Class I shares	$67	$211	$368	$822	$67	$211	$368	$822
Class R6 shares	$61	$192	$335	$750	$61	$192	$335	$750

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was  51% of the average value of its portfolio.

Calvert Income Funds3Prospectus dated February 1, 2023

Principal Investment Strategies

The Fund typically invests at least 65% of its net assets in investment grade, U.S. dollar-denominated debt securities, as assessed at the time of purchase. A debt security is considered investment grade when assigned a credit quality rating of BBB- or higher by S&P Global Ratings (“S&P”) or an equivalent rating by another nationally recognized statistical rating organization (“NRSRO”), including Moody’s Investors Service, Inc. or Fitch Ratings, or Kroll Bond Rating Agency, LLC for securitized debt instruments only (such as asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”)) or if unrated, considered to be of comparable credit quality by the Fund’s investment adviser. For purposes of rating restrictions, if securities are rated differently by two or more rating agencies, the highest rating is used.

The Fund invests principally in bonds issued by U.S. corporations, the U.S. Government or its agencies, and U.S. government-sponsored enterprises (“GSEs”) such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). The Fund also may invest in trust preferred securities and other hybrid securities, taxable municipal obligations and loans.

The Fund may invest in ABS and MBS that represent interests in pools of mortgage loans (MBS) or other assets (ABS) assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. MBS may include collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities (“CMBS”).

The Fund may invest up to 35% of its net assets in below-investment grade, high-yield debt instruments (commonly known as “junk bonds”), including distressed instruments that are in default.

The Fund may also invest up to 25% of its net assets in foreign debt securities. Foreign debt securities include American Depositary Receipts (“ADRs”).  The Fund may engage in forward foreign currency exchange contracts to seek to hedge against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar. The Fund may invest in money market instruments.  The Fund may also lend its securities.

Investment decisions for the Fund are made primarily on the basis of fundamental and quantitative research conducted by the investment adviser’s research staff and consideration of the responsible investment criteria described below. Management of the Fund involves consideration of numerous factors (such as quality of business franchises, financial strength, management quality and security structural and collateral considerations). The portfolio managers may also use sector rotation and relative value strategies in their management of the Fund.  The portfolio managers may sell a security when the investment adviser’s valuation target is reached, the fundamentals of the investment change or to pursue more attractive investment options. A security will also be sold (in accordance with the investment adviser’s guidelines and at a time and in a manner that is determined to be in the best interests of shareholders) if the investment adviser determines that the issuer does not operate in a manner consistent with the Fund’s responsible investment criteria.  The portfolio managers intend to focus on risk management and also seek to preserve capital to the extent consistent with the Fund’s investment objective. The Fund intends to seek to manage investment risk by maintaining broad issuer and industry diversification among its holdings, and by utilizing fundamental analysis of risk/return characteristics in securities selection. The Fund seeks to manage duration and any hedging of interest rate risk through the purchase and sale of U.S. Treasury securities and related futures contracts (which are a type of derivative instrument).

Responsible Investing. The portfolio manager(s) seek to invest in companies that manage environmental, social and governance (“ESG”) risk exposures adequately and that are not exposed to excessive ESG risk through their principal business activities. Companies are analyzed by the investment adviser’s ESG analysts utilizing The Calvert Principles for Responsible Investment (“Principles”), a framework for considering ESG factors (a copy of which is included as an appendix to the Fund’s Prospectus). Each company is evaluated relative to an appropriate peer group based on material ESG factors as determined by the investment adviser. Pursuant to the Principles, the investment adviser seeks to identify companies and other issuers that operate in a manner that is consistent with or promotes environmental sustainability and resource efficiency, equitable societies and respect for human rights, and accountable governance and transparency. The Fund generally invests in issuers that are believed by the investment adviser to operate in accordance with the Principles and may also invest in issuers that the investment adviser believes are likely to operate in accordance with the Principles pending the investment adviser’s engagement activity with such issuer.

Principal Risks

Market Risk.  The value of investments held by the Fund may increase or decrease in response to social, economic, political, financial, public health crises or other disruptive events (whether real, expected or perceived) in the U.S. and global markets and include events such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments

Calvert Income Funds4Prospectus dated February 1, 2023

cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions.  Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility.  No active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such assets.

Interest Rate Risk. In general, the value of income securities will fluctuate based on changes in interest rates. The value of these securities is likely to increase when interest rates fall and decline when interest rates rise.  Duration measures a fixed-income security’s price sensitivity to changes in the general level of interest rates.  Generally, securities with longer durations or maturities are more sensitive to changes in interest rates than securities with shorter durations or maturities, causing them to be more volatile.  Conversely, fixed-income securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-income securities with longer durations or maturities. In a rising interest rate environment, the duration of income securities that have the ability to be prepaid or called by the issuer may be extended. In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.

LIBOR Risk. The London Interbank Offered Rate or LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR settings on December 31, 2021, and is expected to cease publishing the remaining LIBOR settings on June 30, 2023. The Fund has exposure to LIBOR-based instruments. Although the transition process away from LIBOR has become increasingly well defined, the impact on certain debt securities, derivatives and other financial instruments that utilize LIBOR remains uncertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, such as floating-rate debt obligations.  Any effects of the transition away from LIBOR and the adoption of alternative reference rates, as well as other unforeseen effects, could result in losses to the Fund, and such effects may occur prior to the anticipated discontinuation of the remaining LIBOR settings in 2023. Furthermore, the risks associated with the discontinuation of LIBOR and transition to replacement rates may be exacerbated if an orderly transition to an alternative reference rate is not completed in a timely manner.

Credit Risk. Investments in debt securities (including bonds) and loans (referred to below as “debt instruments”) are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of debt instruments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of debt instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments deteriorates.  In the event of bankruptcy of the issuer of a debt instrument, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel, which may increase the Fund’s operating expenses and adversely affect net asset value.

Mortgage- and Asset-Backed Securities Risk.  Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables.  Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of mortgage- and asset-backed securities.  Although certain mortgage- and asset-backed securities are guaranteed as to timely payment of interest and principal by a government entity, the market price for such securities is not guaranteed and will fluctuate.  The purchase of mortgage- and asset-backed securities issued by non-government entities may entail greater risk than such securities that are issued or guaranteed by a government entity.  Mortgage- and asset-backed securities issued by non-government entities may offer higher yields than those issued by government entities, but may also be subject to greater volatility than government issues and can also be subject to greater credit risk and the risk of default on the underlying mortgages or other assets.  Investments in mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates.

U.S. Government Securities Risk. Although certain U.S. Government-sponsored agencies (such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury.  U.S. Treasury securities generally have a lower return than other obligations because of their higher credit quality and market liquidity.

Calvert Income Funds5Prospectus dated February 1, 2023

Convertible and Other Hybrid Securities Risk. Convertible and other hybrid securities (including preferred and convertible instruments) generally possess certain characteristics of both equity and debt securities.  In addition to risks associated with investing in income securities, such as interest rate and credit risks, hybrid securities may be subject to issuer-specific and market risks generally applicable to equity securities. Convertible securities may also react to changes in the value of the common stock into which they convert, and are thus subject to equity investing and market risks. A convertible security may be converted at an inopportune time, which may decrease the Fund’s return.

Preferred Stock Risk.  Although preferred stocks represent an ownership interest in an issuer, preferred stocks generally do not have voting rights or have limited voting rights and have economic characteristics similar to fixed-income securities.  Preferred stocks are subject to issuer-specific risks generally applicable to equity securities and credit and interest rate risks generally applicable to fixed-income securities.  The value of preferred stock generally declines when interest rates rise and may react more significantly than bonds and other debt instruments to actual or perceived changes in the company’s financial condition or prospects.

Municipal Obligations Risk. The amount of public information available about municipal obligations is generally less than for corporate equities or bonds, meaning that the investment performance of municipal obligations may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices. The differences between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress. Less liquid obligations can become more difficult to value and be subject to erratic price movements. The increased presence of non-traditional participants (such as proprietary trading desks of investment banks and hedge funds) or the absence of traditional participants (such as individuals, insurance companies, banks and life insurance companies) in the municipal markets may lead to greater volatility in the markets because non-traditional participants may trade more frequently or in greater volume.

Additional Risks of Loans. Loans are traded in a private, unregulated inter-dealer or inter-bank resale market and are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell loans (thus affecting their liquidity) and may negatively impact the transaction price. See also “Market Risk” above. It also may take longer than seven days for transactions in loans to settle. Due to the possibility of an extended loan settlement process, the Fund may hold cash, sell investments or temporarily borrow from banks or other lenders to meet short-term liquidity needs, such as to satisfy redemption requests from Fund shareholders.  The types of covenants included in loan agreements generally vary depending on market conditions, the creditworthiness of the issuer, the nature of the collateral securing the loan and possibly other factors.  Loans with fewer covenants that restrict activities of the borrower may provide the borrower with more flexibility to take actions that may be detrimental to the loan holders and provide fewer investor protections in the event of such actions or if covenants are breached.  The Fund may experience relatively greater realized or unrealized losses or delays and expense in enforcing its rights with respect to loans with fewer restrictive covenants.  Loans to entities located outside of the U.S. may have substantially different lender protections and covenants as compared to loans to U.S. entities and may involve greater risks.  The Fund may have difficulties and incur expense enforcing its rights with respect to non-U.S. loans and such loans could be subject to bankruptcy laws that are materially different than in the U.S.  Loans may be structured such that they are not securities under securities law, and in the event of fraud or misrepresentation by a borrower, lenders may not have the protection of the anti-fraud provisions of the federal securities laws.  Loans are also subject to risks associated with other types of income investments, including credit risk and risks of lower rated investments.

Lower Rated Investments Risk.  Investments rated below investment grade and comparable unrated investments (sometimes referred to as “junk”) have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.

Foreign Investment Risk. Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country against a particular country or countries, organizations, entities and/or individuals. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject.  Adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund's investments.  Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States and, as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund

Calvert Income Funds6Prospectus dated February 1, 2023

may have difficulties enforcing its legal or contractual rights in a foreign country.  Depositary receipts are subject to many of the risks associated with investing directly in foreign instruments.

Currency Risk.  Exchange rates for currencies fluctuate daily.  The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation to the U.S. dollar.  Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.

Restricted Securities Risk.  Unless registered for sale to the public under applicable federal securities law, restricted securities can be sold only in private transactions to qualified purchasers pursuant to an exemption from registration. The sale price realized from a private transaction could be less than the Fund’s purchase price for the restricted security. It may be difficult to identify a qualified purchaser for a restricted security held by the Fund and such security could be deemed illiquid. It may also be more difficult to value such securities.

Liquidity Risk.  The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices.  Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security, instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying reference instrument.  Leverage can increase both the risk and return potential of the Fund.  Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in (or be unable to achieve) the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment.  A derivative investment also involves the risks relating to the reference instrument underlying the investment.

Money Market Instrument Risk. Money market instruments may be adversely affected by market and economic events, such as a sharp rise in prevailing short-term interest rates; adverse developments in the banking industry, which issues or guarantees many money market instruments; adverse economic, political or other developments affecting issuers of money market instruments; changes in the credit quality of issuers; and default by a counterparty.

Securities Lending Risk. Securities lending involves a possible delay in recovery of the loaned securities or a possible loss of rights in the collateral if the borrower fails financially.  The Fund could also lose money if the value of the collateral decreases.

Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s ESG performance or the investment adviser's assessment of such performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment criteria. In evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG factors relevant to a particular investment. Successful application of the Fund’s responsible investment strategy will depend on the investment adviser's skill in properly identifying and analyzing material ESG issues.

Risks Associated with Active Management.  The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment.  Active management involves subjective decisions and there is no guarantee that such decisions will produce the desired results or expected returns.

Calvert Income Funds7Prospectus dated February 1, 2023

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective.  It is possible to lose money by investing in the Fund.   The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading.  Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective(s).  In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund.  The Fund relies on various service providers, including the investment adviser, in its operations and is susceptible to operational, information security and related events (such as public health crises, cyber or hacking attacks) that may affect the service providers or the services that they provide to the Fund.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad-based securities market index. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

CRM became the investment adviser to the Fund on December 31, 2016.  Performance reflected prior to such date is that of the Fund’s former investment adviser.  The Fund’s performance reflects the effects of expense reductions for certain periods. Absent these reductions, performance would have been lower.  Updated Fund performance information can be obtained by visiting www.calvert.com.

Calendar year-by-year total return (Class A)

Year	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022
Year Total Return	-0.74%	4.88%	-1.20%	5.60%	6.57%	-3.36%	14.75%	8.25%	1.70%	-15.57%

For the ten years ended December 31, 2022, the highest quarterly total return for Class A was 8.34% for the quarter ended June 30, 2020 and the lowest quarterly return was -7.77% for the quarter ended June 30, 2022.

Average Annual Total Returns as of December 31, 2022	One Year	Five Years	Ten Years
Class A Return Before Taxes	-18.31%	-0.06%	1.44%
Class A Return After Taxes on Distributions	-19.50%	-1.36%	0.14%
Class A Return After Taxes on Distributions and Sale of Class A Shares	-10.81%	-0.67%	0.48%
Class C Return Before Taxes	-17.03%	-0.14%	1.19%
Class I Return Before Taxes	-15.37%	0.87%	2.19%
Class R6 Return Before Taxes	-15.37%	0.87%	2.19%
Bloomberg U.S. Credit Index (reflects no deduction for fees, expenses or taxes)	-15.26%	0.42%	1.82%

These returns reflect a reduction to the Class A front-end sales charge effective April 29, 2022 and any applicable contingent deferred sales charge (“CDSC”) for Class C.  The Class R6 performance shown above for the period prior to February 1, 2023 (commencement of operations) is the performance of Class I shares at net asset value without adjustment for any differences in the expenses of the two classes.  If adjusted for such differences, returns would be different.  Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years.  Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase. Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown.  After-tax returns are not relevant to

Calvert Income Funds8Prospectus dated February 1, 2023

shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities.  After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares.  Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period.  Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return Before Taxes and/or Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser.  Calvert Research and Management (“CRM” or the “Adviser”).

Portfolio Managers

Vishal Khanduja, CFA, Vice President of CRM, has managed the Fund since January 2013.

Brian S. Ellis, CFA, Vice President of CRM, has managed the Fund since November 2015.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business.  You may purchase, redeem or exchange Fund shares either through your financial intermediary or (except for purchases of Class C shares by accounts with no specified financial intermediary) directly from the Fund either by writing to the Fund, P.O. Box 219544, Kansas City, MO  64121-9544, or by calling 1-800-368-2745.  The minimum initial purchase or exchange into the Fund is $1,000 for Class A and Class C, $1,000,000 for Class I and $5,000,000 for Class R6 (waived in certain circumstances).  There is no minimum for subsequent investments.

Tax Information

If your shares are held in a taxable account, the Fund’s distributions will be taxed to you as ordinary income and/or capital gains, unless you are exempt from taxation.  If your shares are held in a tax-advantaged account, you will generally be taxed only upon withdrawals from the account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund’s shares through a broker-dealer or other financial intermediary (such as a bank) (collectively, “financial intermediaries”), the Fund, its principal underwriter and its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Calvert Income Funds9Prospectus dated February 1, 2023

Calvert Short Duration Income Fund

Investment Objective

The Fund's investment objective is to seek to maximize income, to the extent consistent with preservation of capital, through investment in short-term bonds and income-producing securities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary, which are not reflected below.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest over a 13-month period, at least $100,000 in Calvert mutual funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix B - Financial Intermediary Sales Charge Variations in this Prospectus.  More information about these and other discounts is available from your financial professional and under “Sales Charges” on page 79 of this Prospectus and page 25 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class R6
Maximum Sales Charge (load) Imposed on purchases (as a percentage of offering price)	2.25%	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of net asset value at purchase or redemption)	None(1)	1.00%	None	None

(1)Class A shares purchased at net asset value in amounts of $250,000 or more are subject to a 0.25% contingent deferred sales charge if redeemed within 12 months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I	Class R6
Management Fees	0.40%	0.40%	0.40%	0.40%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.11%	0.11%	0.11%	0.04%
Total Annual Fund Operating Expenses	0.76%	1.51%	0.51%	0.44%

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$301	$462	$638	$1,146	$301	$462	$638	$1,146
Class C shares	$254	$477	$824	$1,599	$154	$477	$824	$1,599
Class I shares	$52	$164	$285	$640	$52	$164	$285	$640
Class R6 shares	$45	$141	$246	$555	$45	$141	$246	$555

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was  71% of the average value of its portfolio.

Calvert Income Funds10Prospectus dated February 1, 2023

Principal Investment Strategies

The Fund typically invests at least 65% of its net assets in investment grade, U.S. dollar-denominated debt securities, as assessed at the time of purchase. A debt security is considered investment grade when assigned a credit quality rating of BBB- or higher by S&P Global Ratings (“S&P”) or an equivalent rating by another nationally recognized statistical rating organization (“NRSRO”), including Moody’s Investors Service, Inc. or Fitch Ratings, or Kroll Bond Rating Agency, LLC for securitized debt instruments only (such as asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”)) or if unrated, considered to be of comparable credit quality by the Fund’s investment adviser. For purposes of rating restrictions, if securities are rated differently by two or more rating agencies, the highest rating is used.

The Fund invests principally in bonds issued by U.S. corporations, the U.S. Government or its agencies, and U.S. government-sponsored enterprises (“GSEs”) such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). The Fund also may invest in trust preferred securities, taxable municipal obligations and loans.

The Fund may invest in ABS and MBS that represent interests in pools of mortgage loans (MBS) or other assets (ABS) assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. MBS may include collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities (“CMBS”).

The Fund may invest up to 35% of its net assets in below-investment grade, high-yield debt instruments (commonly known as “junk bonds”), including distressed instruments that are in default.

The Fund may also invest up to 25% of its net assets in foreign debt securities. Foreign debt securities include American Depositary Receipts (“ADRs”).  The Fund may engage in forward foreign currency exchange contracts to seek to hedge against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar.  The Fund may invest in money market instruments.  The Fund may also lend its securities.

Under normal circumstances, the Fund’s average portfolio duration will range from one to three years.

Investment decisions for the Fund are made primarily on the basis of fundamental and quantitative research conducted by the investment adviser’s research staff and consideration of the responsible investment criteria described below. Management of the Fund involves consideration of numerous factors (such as quality of business franchises, financial strength, management quality and security structural and collateral considerations). The portfolio managers may also use sector rotation and relative value strategies in their management of the Fund.  The portfolio managers may sell a security when the investment adviser’s valuation target is reached, the fundamentals of the investment change or to pursue more attractive investment options. A security will also be sold (in accordance with the investment adviser’s guidelines and at a time and in a manner that is determined to be in the best interests of shareholders) if the investment adviser determines that the issuer does not operate in a manner consistent with the Fund’s responsible investment criteria.  The portfolio managers intend to focus on risk management and also seek to preserve capital to the extent consistent with the Fund’s investment objective. The Fund intends to seek to manage investment risk by maintaining broad issuer and industry diversification among its holdings, and by utilizing fundamental analysis of risk/return characteristics in securities selection. The Fund seeks to manage duration and any hedging of interest rate risk through the purchase and sale of U.S. Treasury securities and related futures contracts (which are a type of derivative instrument).

Responsible Investing. The portfolio manager(s) seek to invest in companies that manage environmental, social and governance (“ESG”) risk exposures adequately and that are not exposed to excessive ESG risk through their principal business activities. Companies are analyzed by the investment adviser’s ESG analysts utilizing The Calvert Principles for Responsible Investment (“Principles”), a framework for considering ESG factors (a copy of which is included as an appendix to the Fund’s Prospectus). Each company is evaluated relative to an appropriate peer group based on material ESG factors as determined by the investment adviser. Pursuant to the Principles, the investment adviser seeks to identify companies and other issuers that operate in a manner that is consistent with or promotes environmental sustainability and resource efficiency, equitable societies and respect for human rights, and accountable governance and transparency. The Fund generally invests in issuers that are believed by the investment adviser to operate in accordance with the Principles and may also invest in issuers that the investment adviser believes are likely to operate in accordance with the Principles pending the investment adviser’s engagement activity with such issuer.

Calvert Income Funds11Prospectus dated February 1, 2023

Principal Risks

Market Risk.  The value of investments held by the Fund may increase or decrease in response to social, economic, political, financial, public health crises or other disruptive events (whether real, expected or perceived) in the U.S. and global markets and include events such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions.  Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility.  No active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such assets.

Interest Rate Risk. In general, the value of income securities will fluctuate based on changes in interest rates. The value of these securities is likely to increase when interest rates fall and decline when interest rates rise.  Duration measures a fixed-income security’s price sensitivity to changes in the general level of interest rates.  Generally, securities with longer durations or maturities are more sensitive to changes in interest rates than securities with shorter durations or maturities, causing them to be more volatile.  Conversely, fixed-income securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-income securities with longer durations or maturities.  Funds with shorter average durations (including the Fund) may own individual investments that have longer durations than the average duration of the Fund. In a rising interest rate environment, the duration of income securities that have the ability to be prepaid or called by the issuer may be extended. In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.

LIBOR Risk. The London Interbank Offered Rate or LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR settings on December 31, 2021, and is expected to cease publishing the remaining LIBOR settings on June 30, 2023. The Fund has exposure to LIBOR-based instruments. Although the transition process away from LIBOR has become increasingly well defined, the impact on certain debt securities, derivatives and other financial instruments that utilize LIBOR remains uncertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, such as floating-rate debt obligations.  Any effects of the transition away from LIBOR and the adoption of alternative reference rates, as well as other unforeseen effects, could result in losses to the Fund, and such effects may occur prior to the anticipated discontinuation of the remaining LIBOR settings in 2023. Furthermore, the risks associated with the discontinuation of LIBOR and transition to replacement rates may be exacerbated if an orderly transition to an alternative reference rate is not completed in a timely manner.

Credit Risk. Investments in debt securities (including bonds) and loans (referred to below as “debt instruments”) are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of debt instruments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of debt instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments deteriorates.  In the event of bankruptcy of the issuer of a debt instrument, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel, which may increase the Fund’s operating expenses and adversely affect net asset value.

Mortgage- and Asset-Backed Securities Risk.  Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables.  Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of mortgage- and asset-backed securities.  Although certain mortgage- and asset-backed securities are guaranteed as to timely payment of interest and principal by a government entity, the market price for such securities is not guaranteed and will fluctuate.  The purchase of mortgage- and asset-backed securities issued by non-government entities may entail greater risk than such securities that are issued or guaranteed by a government entity.  Mortgage- and asset-backed securities issued by non-government entities may offer higher yields than those issued by government entities, but may also be subject to greater volatility than government issues and can also be subject to greater credit risk and the risk of default on the underlying mortgages or other assets.  Investments in mortgage- and asset-backed securities are subject to both extension risk,

Calvert Income Funds12Prospectus dated February 1, 2023

where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates.

U.S. Government Securities Risk. Although certain U.S. Government-sponsored agencies (such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury.  U.S. Treasury securities generally have a lower return than other obligations because of their higher credit quality and market liquidity.

Convertible and Other Hybrid Securities Risk. Convertible and other hybrid securities (including preferred and convertible instruments) generally possess certain characteristics of both equity and debt securities.  In addition to risks associated with investing in income securities, such as interest rate and credit risks, hybrid securities may be subject to issuer-specific and market risks generally applicable to equity securities. Convertible securities may also react to changes in the value of the common stock into which they convert, and are thus subject to equity investing and market risks. A convertible security may be converted at an inopportune time, which may decrease the Fund’s return.

Preferred Stock Risk.  Although preferred stocks represent an ownership interest in an issuer, preferred stocks generally do not have voting rights or have limited voting rights and have economic characteristics similar to fixed-income securities.  Preferred stocks are subject to issuer-specific risks generally applicable to equity securities and credit and interest rate risks generally applicable to fixed-income securities.  The value of preferred stock generally declines when interest rates rise and may react more significantly than bonds and other debt instruments to actual or perceived changes in the company’s financial condition or prospects.

Municipal Obligations Risk. The amount of public information available about municipal obligations is generally less than for corporate equities or bonds, meaning that the investment performance of municipal obligations may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices. The differences between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress. Less liquid obligations can become more difficult to value and be subject to erratic price movements. The increased presence of non-traditional participants (such as proprietary trading desks of investment banks and hedge funds) or the absence of traditional participants (such as individuals, insurance companies, banks and life insurance companies) in the municipal markets may lead to greater volatility in the markets because non-traditional participants may trade more frequently or in greater volume.

Additional Risks of Loans. Loans are traded in a private, unregulated inter-dealer or inter-bank resale market and are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell loans (thus affecting their liquidity) and may negatively impact the transaction price. See also “Market Risk” above. It also may take longer than seven days for transactions in loans to settle. Due to the possibility of an extended loan settlement process, the Fund may hold cash, sell investments or temporarily borrow from banks or other lenders to meet short-term liquidity needs, such as to satisfy redemption requests from Fund shareholders.  The types of covenants included in loan agreements generally vary depending on market conditions, the creditworthiness of the issuer, the nature of the collateral securing the loan and possibly other factors.  Loans with fewer covenants that restrict activities of the borrower may provide the borrower with more flexibility to take actions that may be detrimental to the loan holders and provide fewer investor protections in the event of such actions or if covenants are breached.  The Fund may experience relatively greater realized or unrealized losses or delays and expense in enforcing its rights with respect to loans with fewer restrictive covenants.  Loans to entities located outside of the U.S. may have substantially different lender protections and covenants as compared to loans to U.S. entities and may involve greater risks.  The Fund may have difficulties and incur expense enforcing its rights with respect to non-U.S. loans and such loans could be subject to bankruptcy laws that are materially different than in the U.S.  Loans may be structured such that they are not securities under securities law, and in the event of fraud or misrepresentation by a borrower, lenders may not have the protection of the anti-fraud provisions of the federal securities laws.  Loans are also subject to risks associated with other types of income investments, including credit risk and risks of lower rated investments.

Lower Rated Investments Risk.  Investments rated below investment grade and comparable unrated investments (sometimes referred to as “junk”) have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.

Calvert Income Funds13Prospectus dated February 1, 2023

Foreign Investment Risk. Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country against a particular country or countries, organizations, entities and/or individuals. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject.  Adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund's investments.  Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States and, as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country.  Depositary receipts are subject to many of the risks associated with investing directly in foreign instruments.

Currency Risk.  Exchange rates for currencies fluctuate daily.  The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation to the U.S. dollar.  Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.

Restricted Securities Risk.  Unless registered for sale to the public under applicable federal securities law, restricted securities can be sold only in private transactions to qualified purchasers pursuant to an exemption from registration. The sale price realized from a private transaction could be less than the Fund’s purchase price for the restricted security. It may be difficult to identify a qualified purchaser for a restricted security held by the Fund and such security could be deemed illiquid. It may also be more difficult to value such securities.

Liquidity Risk.  The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices.  Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security, instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying reference instrument.  Leverage can increase both the risk and return potential of the Fund.  Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in (or be unable to achieve) the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment.  A derivative investment also involves the risks relating to the reference instrument underlying the investment.

Money Market Instrument Risk. Money market instruments may be adversely affected by market and economic events, such as a sharp rise in prevailing short-term interest rates; adverse developments in the banking industry, which issues or guarantees many money market instruments; adverse economic, political or other developments affecting issuers of money market instruments; changes in the credit quality of issuers; and default by a counterparty.

Securities Lending Risk. Securities lending involves a possible delay in recovery of the loaned securities or a possible loss of rights in the collateral if the borrower fails financially.  The Fund could also lose money if the value of the collateral decreases.

Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s ESG performance or the investment adviser's assessment of such performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment criteria. In evaluating an investment, the investment adviser is dependent upon information and data that may

Calvert Income Funds14Prospectus dated February 1, 2023

be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG factors relevant to a particular investment. Successful application of the Fund’s responsible investment strategy will depend on the investment adviser's skill in properly identifying and analyzing material ESG issues.

Risks Associated with Active Management.  The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment.  Active management involves subjective decisions and there is no guarantee that such decisions will produce the desired results or expected returns.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective.  It is possible to lose money by investing in the Fund.   The Fund is not suited for short-term trading, and investors in the Fund should be able to tolerate potentially sharp declines in value over time.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective(s).  In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund.  The Fund relies on various service providers, including the investment adviser, in its operations and is susceptible to operational, information security and related events (such as public health crises, cyber or hacking attacks) that may affect the service providers or the services that they provide to the Fund.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad-based securities market index. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

CRM became the investment adviser to the Fund on December 31, 2016.  Performance reflected prior to such date is that of the Fund’s former investment adviser.  The Fund’s performance reflects the effects of expense reductions for certain periods. Absent these reductions, performance would have been lower.  Updated Fund performance information can be obtained by visiting www.calvert.com.

Calendar year-by-year total return (Class A)

Year	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022
Year Total Return	0.67%	0.67%	0.24%	3.25%	2.17%	0.05%	6.22%	4.51%	0.88%	-5.01%

For the ten years ended December 31, 2022, the highest quarterly total return for Class A was 5.07% for the quarter ended June 30, 2020 and the lowest quarterly return was -4.33% for the quarter ended March 31, 2020.

Calvert Income Funds15Prospectus dated February 1, 2023

Average Annual Total Returns as of December 31, 2022	One Year	Five Years	Ten Years
Class A Return Before Taxes	-7.13%	0.79%	1.09%
Class A Return After Taxes on Distributions	-7.99%	-0.21%	0.18%
Class A Return After Taxes on Distributions and Sale of Class A Shares	-4.22%	0.14%	0.40%
Class C Return Before Taxes	-6.61%	0.51%	0.73%
Class I Return Before Taxes	-4.72%	1.53%	1.72%
Class R6 Return Before Taxes	-4.66%	1.58%	1.74%
Bloomberg 1-5 Year U.S. Credit Index (reflects no deduction for fees, expenses or taxes)	-5.56%	1.26%	1.54%

These returns reflect a reduction to the Class A front-end sales charge effective April 29, 2022 and any applicable contingent deferred sales charge (“CDSC”) for Class C. Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years.  Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.  The Class R6 performance shown above for the period prior to February 1, 2019 (commencement of operations) is the performance of Class I shares at net asset value without adjustment for any differences in the expenses of the two classes.  If adjusted for such differences, returns would be different.  Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown.  After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities.  After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares.  Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period.  Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return Before Taxes and/or Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser.  Calvert Research and Management (“CRM” or the “Adviser”).

Portfolio Managers

Vishal Khanduja, CFA, Vice President of CRM, has managed the Fund since January 2013.

Brian S. Ellis, CFA, Vice President of CRM, has managed the Fund since November 2015.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business.  You may purchase, redeem or exchange Fund shares either through your financial intermediary or (except for purchases of Class C shares by accounts with no specified financial intermediary) directly from the Fund either by writing to the Fund, P.O. Box 219544, Kansas City, MO  64121-9544, or by calling 1-800-368-2745.  The minimum initial purchase or exchange into the Fund is $1,000 for Class A and Class C, $1,000,000 for Class I and $5,000,000 for Class R6 (waived in certain circumstances).  There is no minimum for subsequent investments.

Tax Information

If your shares are held in a taxable account, the Fund’s distributions will be taxed to you as ordinary income and/or capital gains, unless you are exempt from taxation.  If your shares are held in a tax-advantaged account, you will generally be taxed only upon withdrawals from the account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund’s shares through a broker-dealer or other financial intermediary (such as a bank) (collectively, “financial intermediaries”), the Fund, its principal underwriter and its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Calvert Income Funds16Prospectus dated February 1, 2023

Calvert Core Bond Fund

Investment Objective

The Fund's investment objective is to seek total return with an emphasis on income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary, which are not reflected below.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest over a 13-month period, at least $100,000 in Calvert mutual funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix B - Financial Intermediary Sales Charge Variations in this Prospectus.  More information about these and other discounts is available from your financial professional and under “Sales Charges” on page 79 of this Prospectus and page 25 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	3.25%	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of net asset value at purchase or redemption)	None(1)	None

(1)Class A shares purchased at net asset value in amounts of $500,000 or more are subject to a 0.75% contingent deferred sales charge if redeemed within 12 months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I
Management Fees	0.42%	0.42%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.24%	0.24%
Total Annual Fund Operating Expenses	0.91%	0.66%
Less Fee Waiver and/or Expense Reimbursement(1)	(0.17)%	(0.17)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.74%	0.49%

(1)Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 0.74% for Class A shares and 0.49% for Class I shares. This expense reimbursement will continue through January 31, 2024. Any amendment to or termination of this reimbursement would require approval of the Board of Trustees. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs (including borrowing costs of any acquired funds), taxes or litigation expenses. Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than any contractual expense cap in place during such year.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$398	$589	$796	$1,393
Class I shares	$50	$194	$351	$806

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was  175% of the average value of its portfolio.

Calvert Income Funds17Prospectus dated February 1, 2023

Principal Investment Strategies

The Fund typically invests at least 80% of its net assets in investment grade, U.S. dollar-denominated debt securities, as assessed at the time of purchase (the “80% Policy”). For purposes of the Fund’s 80% Policy, net assets include any borrowings for investment purposes. A debt security is considered investment grade when assigned a credit quality rating of BBB- or higher by S&P Global Ratings (“S&P”) or an equivalent rating by another nationally recognized statistical rating organization (“NRSRO”), including Moody’s Investors Service, Inc. or Fitch Ratings, or Kroll Bond Rating Agency, LLC for securitized debt instruments only (such as asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”)) or if unrated, considered to be of comparable credit quality by the Fund’s investment adviser. For purposes of rating restrictions, if securities are rated differently by two or more rating agencies, the highest rating is used.

The Fund invests principally in bonds issued by U.S. corporations, the U.S. Government or its agencies, and U.S. government-sponsored enterprises (“GSEs”) such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). The Fund also may invest in trust preferred securities, taxable municipal obligations and loans.

The Fund may invest in ABS and MBS that represent interests in pools of mortgage loans (MBS) or other assets (ABS) assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. MBS may include collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities (“CMBS”).

The Fund may invest up to 5% of its net assets in below-investment grade, high-yield debt instruments (commonly known as “junk bonds”), as assessed at time of purchase, including distressed instruments that are in default.

The Fund may also invest up to 25% of its net assets in U.S. dollar-denominated foreign debt securities and American Depositary Receipts (“ADRs”).  The Fund may purchase securities on a when-issued basis and for future delivery by means of “forward commitments.”  The Fund may invest in money market instruments.  The Fund may also lend its securities.

Under normal circumstances, the Fund will have a dollar-weighted average effective portfolio maturity of between four and ten years. The Fund’s dollar-weighted average effective portfolio maturity may be longer or shorter for temporary purposes and during unusual market conditions.

Investment decisions for the Fund are made primarily on the basis of fundamental and quantitative research conducted by the investment adviser’s research staff and consideration of the responsible investment criteria described below. Management of the Fund involves consideration of numerous factors (such as quality of business franchises, financial strength, management quality and security structural and collateral considerations). The portfolio managers may also use sector rotation and relative value strategies in their management of the Fund.  The portfolio managers may sell a security when the investment adviser’s valuation target is reached, the fundamentals of the investment change or to pursue more attractive investment options.  A security will also be sold (in accordance with the investment adviser’s guidelines and at a time and in a manner that is determined to be in the best interests of shareholders) if the investment adviser determines that the issuer does not operate in a manner consistent with the Fund’s responsible investment criteria.  The portfolio managers intend to focus on risk management and also seek to preserve capital to the extent consistent with the Fund’s investment objective. The Fund intends to seek to manage investment risk by maintaining broad issuer and industry diversification among its holdings, and by utilizing fundamental analysis of risk/return characteristics in securities selection. The Fund seeks to manage duration and any hedging of interest rate risk through the purchase and sale of U.S. Treasury securities and related futures contracts (which are a type of derivative instrument).

Responsible Investing. The portfolio manager(s) seek to invest in companies that manage environmental, social and governance (“ESG”) risk exposures adequately and that are not exposed to excessive ESG risk through their principal business activities. Companies are analyzed by the investment adviser’s ESG analysts utilizing The Calvert Principles for Responsible Investment (“Principles”), a framework for considering ESG factors (a copy of which is included as an appendix to the Fund’s Prospectus). Each company is evaluated relative to an appropriate peer group based on material ESG factors as determined by the investment adviser. Pursuant to the Principles, the investment adviser seeks to identify companies and other issuers that operate in a manner that is consistent with or promotes environmental sustainability and resource efficiency, equitable societies and respect for human rights, and accountable governance and transparency. The Fund generally invests in issuers that are believed by the investment adviser to operate in accordance with the Principles and may also invest in issuers that the investment adviser believes are likely to operate in accordance with the Principles pending the investment adviser’s engagement activity with such issuer.

Calvert Income Funds18Prospectus dated February 1, 2023

Principal Risks

Market Risk.  The value of investments held by the Fund may increase or decrease in response to social, economic, political, financial, public health crises or other disruptive events (whether real, expected or perceived) in the U.S. and global markets and include events such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions.  Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility.  No active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such assets.

Interest Rate Risk. In general, the value of income securities will fluctuate based on changes in interest rates. The value of these securities is likely to increase when interest rates fall and decline when interest rates rise.  Duration measures a fixed-income security’s price sensitivity to changes in the general level of interest rates.  Generally, securities with longer durations or maturities are more sensitive to changes in interest rates than securities with shorter durations or maturities, causing them to be more volatile.  Conversely, fixed-income securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-income securities with longer durations or maturities. In a rising interest rate environment, the duration of income securities that have the ability to be prepaid or called by the issuer may be extended. In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.  Certain instruments held by the Fund may pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR settings on December 31, 2021, and is expected to cease publishing the remaining LIBOR settings on June 30, 2023. Although the transition process away from LIBOR has become increasingly well defined, the impact on certain debt securities, derivatives and other financial instruments that utilize LIBOR remains uncertain. The phase-out of LIBOR may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.

Credit Risk. Investments in debt securities (including bonds) and loans (referred to below as “debt instruments”) are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of debt instruments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of debt instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments deteriorates.  In the event of bankruptcy of the issuer of a debt instrument, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel, which may increase the Fund’s operating expenses and adversely affect net asset value.

Mortgage- and Asset-Backed Securities Risk.  Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables.  Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of mortgage- and asset-backed securities.  Although certain mortgage- and asset-backed securities are guaranteed as to timely payment of interest and principal by a government entity, the market price for such securities is not guaranteed and will fluctuate.  The purchase of mortgage- and asset-backed securities issued by non-government entities may entail greater risk than such securities that are issued or guaranteed by a government entity.  Mortgage- and asset-backed securities issued by non-government entities may offer higher yields than those issued by government entities, but may also be subject to greater volatility than government issues and can also be subject to greater credit risk and the risk of default on the underlying mortgages or other assets.  Investments in mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates.

Calvert Income Funds19Prospectus dated February 1, 2023

U.S. Government Securities Risk. Although certain U.S. Government-sponsored agencies (such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury.  U.S. Treasury securities generally have a lower return than other obligations because of their higher credit quality and market liquidity.

Convertible and Other Hybrid Securities Risk. Convertible and other hybrid securities (including preferred and convertible instruments) generally possess certain characteristics of both equity and debt securities.  In addition to risks associated with investing in income securities, such as interest rate and credit risks, hybrid securities may be subject to issuer-specific and market risks generally applicable to equity securities. Convertible securities may also react to changes in the value of the common stock into which they convert, and are thus subject to equity investing and market risks. A convertible security may be converted at an inopportune time, which may decrease the Fund’s return.

Preferred Stock Risk.  Although preferred stocks represent an ownership interest in an issuer, preferred stocks generally do not have voting rights or have limited voting rights and have economic characteristics similar to fixed-income securities.  Preferred stocks are subject to issuer-specific risks generally applicable to equity securities and credit and interest rate risks generally applicable to fixed-income securities.  The value of preferred stock generally declines when interest rates rise and may react more significantly than bonds and other debt instruments to actual or perceived changes in the company’s financial condition or prospects.

Municipal Obligations Risk. The amount of public information available about municipal obligations is generally less than for corporate equities or bonds, meaning that the investment performance of municipal obligations may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices. The differences between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress. Less liquid obligations can become more difficult to value and be subject to erratic price movements. The increased presence of non-traditional participants (such as proprietary trading desks of investment banks and hedge funds) or the absence of traditional participants (such as individuals, insurance companies, banks and life insurance companies) in the municipal markets may lead to greater volatility in the markets because non-traditional participants may trade more frequently or in greater volume.

Additional Risks of Loans. Loans are traded in a private, unregulated inter-dealer or inter-bank resale market and are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell loans (thus affecting their liquidity) and may negatively impact the transaction price. See also “Market Risk” above. It also may take longer than seven days for transactions in loans to settle. Due to the possibility of an extended loan settlement process, the Fund may hold cash, sell investments or temporarily borrow from banks or other lenders to meet short-term liquidity needs, such as to satisfy redemption requests from Fund shareholders.  The types of covenants included in loan agreements generally vary depending on market conditions, the creditworthiness of the issuer, the nature of the collateral securing the loan and possibly other factors.  Loans with fewer covenants that restrict activities of the borrower may provide the borrower with more flexibility to take actions that may be detrimental to the loan holders and provide fewer investor protections in the event of such actions or if covenants are breached.  The Fund may experience relatively greater realized or unrealized losses or delays and expense in enforcing its rights with respect to loans with fewer restrictive covenants.  Loans to entities located outside of the U.S. may have substantially different lender protections and covenants as compared to loans to U.S. entities and may involve greater risks.  The Fund may have difficulties and incur expense enforcing its rights with respect to non-U.S. loans and such loans could be subject to bankruptcy laws that are materially different than in the U.S.  Loans may be structured such that they are not securities under securities law, and in the event of fraud or misrepresentation by a borrower, lenders may not have the protection of the anti-fraud provisions of the federal securities laws.  Loans are also subject to risks associated with other types of income investments, including credit risk and risks of lower rated investments.

Lower Rated Investments Risk.  Investments rated below investment grade and comparable unrated investments (sometimes referred to as “junk”) have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.

Foreign Investment Risk. Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country against a particular country or countries, organizations, entities and/or individuals. There may be less publicly available

Calvert Income Funds20Prospectus dated February 1, 2023

information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject.  Adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund's investments.  Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States and, as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country.  Depositary receipts are subject to many of the risks associated with investing directly in foreign instruments.

Currency Risk.  Exchange rates for currencies fluctuate daily.  The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation to the U.S. dollar.  Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.

When-Issued and Forward Commitment Risk.  Securities purchased on a when-issued or forward commitment basis are subject to the risk that when delivered they will be worth less than the agreed upon payment price.

Restricted Securities Risk.  Unless registered for sale to the public under applicable federal securities law, restricted securities can be sold only in private transactions to qualified purchasers pursuant to an exemption from registration. The sale price realized from a private transaction could be less than the Fund’s purchase price for the restricted security. It may be difficult to identify a qualified purchaser for a restricted security held by the Fund and such security could be deemed illiquid. It may also be more difficult to value such securities.

Liquidity Risk.  The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices.  Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security, instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying reference instrument.  Leverage can increase both the risk and return potential of the Fund.  Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in (or be unable to achieve) the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment.  A derivative investment also involves the risks relating to the reference instrument underlying the investment.

Money Market Instrument Risk. Money market instruments may be adversely affected by market and economic events, such as a sharp rise in prevailing short-term interest rates; adverse developments in the banking industry, which issues or guarantees many money market instruments; adverse economic, political or other developments affecting issuers of money market instruments; changes in the credit quality of issuers; and default by a counterparty.

Securities Lending Risk. Securities lending involves a possible delay in recovery of the loaned securities or a possible loss of rights in the collateral if the borrower fails financially.  The Fund could also lose money if the value of the collateral decreases.

Portfolio Turnover Risk. The annual portfolio turnover rate of the Fund may exceed 100%.  A mutual fund with a high turnover rate (100% or more) may generate more capital gains and may involve greater expenses (which may reduce return) than a fund with a lower rate.  Capital gains distributions will be made to shareholders if offsetting capital loss carry forwards do not exist.

Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact

Calvert Income Funds21Prospectus dated February 1, 2023

the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s ESG performance or the investment adviser's assessment of such performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment criteria. In evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG factors relevant to a particular investment. Successful application of the Fund’s responsible investment strategy will depend on the investment adviser's skill in properly identifying and analyzing material ESG issues.

Risks Associated with Active Management.  The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment.  Active management involves subjective decisions and there is no guarantee that such decisions will produce the desired results or expected returns.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective.  It is possible to lose money by investing in the Fund.   The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading.  Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective(s).  In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund.  The Fund relies on various service providers, including the investment adviser, in its operations and is susceptible to operational, information security and related events (such as public health crises, cyber or hacking attacks) that may affect the service providers or the services that they provide to the Fund.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad-based securities market index. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

CRM became the investment adviser to the Fund on December 31, 2016.  Performance reflected prior to such date is that of the Fund’s former investment adviser.  The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower.  Updated Fund performance information can be obtained by visiting www.calvert.com.

Calendar year-by-year total return (Class A)

Year	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022
Year Total Return	-5.47%	15.15%	-3.92%	6.78%	9.47%	-5.73%	20.76%	14.55%	-2.30%	-13.14%

For the ten years ended December 31, 2022, the highest quarterly total return for Class A was 9.96% for the quarter ended June 30, 2020 and the lowest quarterly return was -6.81% for the quarter ended June 30, 2015.

Calvert Income Funds22Prospectus dated February 1, 2023

Average Annual Total Returns as of December 31, 2022	One Year	Five Years	Ten Years
Class A Return Before Taxes	-15.97%	1.38%	2.73%
Class A Return After Taxes on Distributions	-16.69%	-0.02%	1.09%
Class A Return After Taxes on Distributions and Sale of Class A Shares	-9.44%	0.55%	1.42%
Class I Return Before Taxes	-12.91%	2.32%	3.36%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-13.01%	0.02%	1.06%

These returns reflect a reduction to the Class A front-end sales charge effective April 29, 2022. The Class I performance shown above for the period prior to January 31, 2015 (commencement of operations) is the performance of Class A shares at net asset value without adjustment for any differences in the expenses of the two classes.   If adjusted for such differences, returns would be different.  Investors cannot invest directly in an Index. Effective February 1, 2021, the Fund revised its name, objective and principal investment strategies and adopted a policy of investing at least 80% of its net assets in investment grade, U.S. dollar-denominated debt securities.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown.  After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities.  After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares.  Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period.  Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return Before Taxes and/or Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser.  Calvert Research and Management (“CRM” or the “Adviser”).

Portfolio Managers

Vishal Khanduja, CFA, Vice President of CRM, has managed the Fund since January 2013.

Brian S. Ellis, CFA, Vice President of CRM, has managed the Fund since November 2015.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business.  You may purchase, redeem or exchange Fund shares either through your financial intermediary or directly from the Fund either by writing to the Fund, P.O. Box 219544, Kansas City, MO  64121-9544, or by calling 1-800-368-2745.  The minimum initial purchase or exchange into the Fund is $1,000 for Class A and $1,000,000 for Class I (waived in certain circumstances).  There is no minimum for subsequent investments.

Tax Information

If your shares are held in a taxable account, the Fund’s distributions will be taxed to you as ordinary income and/or capital gains, unless you are exempt from taxation.  If your shares are held in a tax-advantaged account, you will generally be taxed only upon withdrawals from the account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund’s shares through a broker-dealer or other financial intermediary (such as a bank) (collectively, “financial intermediaries”), the Fund, its principal underwriter and its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Calvert Income Funds23Prospectus dated February 1, 2023

Calvert High Yield Bond Fund

Investment Objective

The Fund's investment objective is to seek high current income and capital appreciation, secondarily.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary, which are not reflected below.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest over a 13-month period, at least $100,000 in Calvert mutual funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix B - Financial Intermediary Sales Charge Variations in this Prospectus.  More information about these and other discounts is available from your financial professional and under “Sales Charges” on page 79 of this Prospectus and page 25 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class R6
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	3.25%	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of net asset value at purchase or redemption)	None(1)	1.00%	None	None

(1)Class A shares purchased at net asset value in amounts of $500,000 or more are subject to a 0.75% contingent deferred sales charge if redeemed within 12 months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I	Class R6
Management Fees	0.60%	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.17%	0.17%	0.17%	0.09%
Total Annual Fund Operating Expenses	1.02%	1.77%	0.77%	0.69%

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$426	$639	$870	$1,532	$426	$639	$870	$1,532
Class C shares	$280	$557	$959	$1,886	$180	$557	$959	$1,886
Class I shares	$79	$246	$428	$954	$79	$246	$428	$954
Class R6 shares	$70	$221	$384	$859	$70	$221	$384	$859

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was  28% of the average value of its portfolio.

Calvert Income Funds24Prospectus dated February 1, 2023

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in high-yield, high-risk bonds, also known as “junk” bonds (“80% Policy”).  The Fund invests primarily in high-yield, high-risk bonds with varying maturities, including distressed securities that are in default, which are rated lower than investment grade (i.e., bonds rated lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB by S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”)).  For purposes of ratings restrictions, the average of S&P, Moody’s and Fitch is used.  The Fund’s duration and maturity is managed tactically based on the investment adviser’s outlook for the fixed-income markets. For its investments, the Fund seeks to identify high-yield bonds of companies that have the ability to make timely payments of principal and interest. Using fundamental credit analysis of companies, the Fund seeks to invest in companies whose financial condition gives them greater value relative to other companies in the high-yield market, providing the further potential for capital appreciation. Consequently, capital appreciation is a secondary objective of the Fund.

The Fund also may invest in trust preferred securities, taxable municipal obligations and loans.  In addition, the Fund may invest up to 35% of its net assets in foreign debt securities.  Foreign debt securities include American Depositary Receipts (“ADRs”).  The Fund may also invest in investment grade bonds (i.e., bonds rated Baa or higher by Moody’s or BBB or higher by S&P).

The Fund may engage in forward foreign currency exchange contracts to seek to hedge against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar.  The portfolio managers generally seek to hedge the Fund’s foreign currency exposure back to U.S. dollars, though the Fund may at any time have exposure to foreign currency.

The Fund may invest in asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”) that represent interests in pools of mortgage loans (MBS) or other assets (ABS) assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. MBS may include collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities (“CMBS”).  The Fund may invest up to 10% of its net assets in MBS and up to 10% of its net assets in ABS.

Under certain market conditions, the Fund may opportunistically use a hedging technique that includes the purchase and sale of U.S. Treasury securities and related futures contracts (which are a type of derivative instrument) to manage the duration of the Fund and hedge interest rate risk.  The Fund may invest in money market instruments.  The Fund may also lend its securities.

The investment adviser’s staff monitors the credit quality of securities held by the Fund and other securities available to the Fund.  Although the investment adviser considers security ratings when making investment decisions, it performs its own credit and investment analysis utilizing various methodologies including “bottom up/top down” analysis and consideration of macroeconomic and technical factors, and does not rely primarily on the ratings assigned by the rating services.  In conjunction with its financial analysis, investment decisions are made in consideration of the responsible investment criteria described below.  The portfolio managers may also use sector rotation strategies in their management of the Fund.  The portfolio managers may sell a security when the investment adviser’s valuation target is reached, the fundamentals of the investment change or to pursue more attractive investment options.  A security will also be sold (in accordance with the investment adviser’s guidelines and at a time and in a manner that is determined to be in the best interests of shareholders) if the investment adviser determines that the issuer does not operate in a manner consistent with the Fund’s responsible investment criteria.  The portfolio managers attempt to improve yield and preserve and enhance principal value through timely trading.  The portfolio managers also consider the relative value of securities in the marketplace in making investment decisions.

Responsible Investing. The portfolio manager(s) seek to invest in companies that manage environmental, social and governance (“ESG”) risk exposures adequately and that are not exposed to excessive ESG risk through their principal business activities. Companies are analyzed by the investment adviser’s ESG analysts utilizing The Calvert Principles for Responsible Investment (“Principles”), a framework for considering ESG factors (a copy of which is included as an appendix to the Fund’s Prospectus). Each company is evaluated relative to an appropriate peer group based on material ESG factors as determined by the investment adviser. Pursuant to the Principles, the investment adviser seeks to identify companies and other issuers that operate in a manner that is consistent with or promotes environmental sustainability and resource efficiency, equitable societies and respect for human rights, and accountable governance and transparency. The Fund generally invests in issuers that are believed by the investment adviser to operate in accordance with the Principles and may also invest in issuers that the investment adviser believes are likely to operate in accordance with the Principles pending the investment adviser’s engagement activity with such issuer.

Calvert Income Funds25Prospectus dated February 1, 2023

Principal Risks

Market Risk.  The value of investments held by the Fund may increase or decrease in response to social, economic, political, financial, public health crises or other disruptive events (whether real, expected or perceived) in the U.S. and global markets and include events such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions.  Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility.  No active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such assets.

Lower Rated Investments Risk.  Investments rated below investment grade and comparable unrated investments (sometimes referred to as “junk”) have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.

Credit Risk. Investments in debt securities (including bonds) and loans (referred to below as “debt instruments”) are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of debt instruments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of debt instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments deteriorates.  In the event of bankruptcy of the issuer of a debt instrument, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel, which may increase the Fund’s operating expenses and adversely affect net asset value.

Interest Rate Risk. In general, the value of income securities will fluctuate based on changes in interest rates. The value of these securities is likely to increase when interest rates fall and decline when interest rates rise.  Duration measures a fixed-income security’s price sensitivity to changes in the general level of interest rates.  Generally, securities with longer durations or maturities are more sensitive to changes in interest rates than securities with shorter durations or maturities, causing them to be more volatile.  Conversely, fixed-income securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-income securities with longer durations or maturities. In a rising interest rate environment, the duration of income securities that have the ability to be prepaid or called by the issuer may be extended. In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.  Certain instruments held by the Fund may pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR settings on December 31, 2021, and is expected to cease publishing the remaining LIBOR settings on June 30, 2023. Although the transition process away from LIBOR has become increasingly well defined, the impact on certain debt securities, derivatives and other financial instruments that utilize LIBOR remains uncertain. The phase-out of LIBOR may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.

Restricted Securities Risk.  Unless registered for sale to the public under applicable federal securities law, restricted securities can be sold only in private transactions to qualified purchasers pursuant to an exemption from registration. The sale price realized from a private transaction could be less than the Fund’s purchase price for the restricted security. It may be difficult to identify a qualified purchaser for a restricted security held by the Fund and such security could be deemed illiquid. It may also be more difficult to value such securities.

Liquidity Risk.  The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices.  Consequently, the Fund may have to accept a lower price to sell an investment or continue

Calvert Income Funds26Prospectus dated February 1, 2023

to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

Convertible and Other Hybrid Securities Risk. Convertible and other hybrid securities (including preferred and convertible instruments) generally possess certain characteristics of both equity and debt securities.  In addition to risks associated with investing in income securities, such as interest rate and credit risks, hybrid securities may be subject to issuer-specific and market risks generally applicable to equity securities. Convertible securities may also react to changes in the value of the common stock into which they convert, and are thus subject to equity investing and market risks. A convertible security may be converted at an inopportune time, which may decrease the Fund’s return.

Preferred Stock Risk.  Although preferred stocks represent an ownership interest in an issuer, preferred stocks generally do not have voting rights or have limited voting rights and have economic characteristics similar to fixed-income securities.  Preferred stocks are subject to issuer-specific risks generally applicable to equity securities and credit and interest rate risks generally applicable to fixed-income securities.  The value of preferred stock generally declines when interest rates rise and may react more significantly than bonds and other debt instruments to actual or perceived changes in the company’s financial condition or prospects.

Municipal Obligations Risk. The amount of public information available about municipal obligations is generally less than for corporate equities or bonds, meaning that the investment performance of municipal obligations may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices. The differences between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress. Less liquid obligations can become more difficult to value and be subject to erratic price movements. The increased presence of non-traditional participants (such as proprietary trading desks of investment banks and hedge funds) or the absence of traditional participants (such as individuals, insurance companies, banks and life insurance companies) in the municipal markets may lead to greater volatility in the markets because non-traditional participants may trade more frequently or in greater volume.

Additional Risks of Loans. Loans are traded in a private, unregulated inter-dealer or inter-bank resale market and are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell loans (thus affecting their liquidity) and may negatively impact the transaction price. See also “Market Risk” above. It also may take longer than seven days for transactions in loans to settle. Due to the possibility of an extended loan settlement process, the Fund may hold cash, sell investments or temporarily borrow from banks or other lenders to meet short-term liquidity needs, such as to satisfy redemption requests from Fund shareholders.  The types of covenants included in loan agreements generally vary depending on market conditions, the creditworthiness of the issuer, the nature of the collateral securing the loan and possibly other factors.  Loans with fewer covenants that restrict activities of the borrower may provide the borrower with more flexibility to take actions that may be detrimental to the loan holders and provide fewer investor protections in the event of such actions or if covenants are breached.  The Fund may experience relatively greater realized or unrealized losses or delays and expense in enforcing its rights with respect to loans with fewer restrictive covenants.  Loans to entities located outside of the U.S. may have substantially different lender protections and covenants as compared to loans to U.S. entities and may involve greater risks.  The Fund may have difficulties and incur expense enforcing its rights with respect to non-U.S. loans and such loans could be subject to bankruptcy laws that are materially different than in the U.S.  Loans may be structured such that they are not securities under securities law, and in the event of fraud or misrepresentation by a borrower, lenders may not have the protection of the anti-fraud provisions of the federal securities laws.  Loans are also subject to risks associated with other types of income investments, including credit risk and risks of lower rated investments.

Mortgage- and Asset-Backed Securities Risk.  Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables.  Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of mortgage- and asset-backed securities.  Although certain mortgage- and asset-backed securities are guaranteed as to timely payment of interest and principal by a government entity, the market price for such securities is not guaranteed and will fluctuate.  The purchase of mortgage- and asset-backed securities issued by non-government entities may entail greater risk than such securities that are issued or guaranteed by a government entity.  Mortgage- and asset-backed securities issued by non-government entities may offer higher yields than those issued by government entities, but may also be subject to greater volatility than government issues and can also be subject to greater credit risk and the risk of default on the underlying mortgages or other assets.  Investments in mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates.

Calvert Income Funds27Prospectus dated February 1, 2023

Foreign Investment Risk. Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country against a particular country or countries, organizations, entities and/or individuals. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject.  Adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund's investments.  Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States and, as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country.  Depositary receipts are subject to many of the risks associated with investing directly in foreign instruments.

Currency Risk.  Exchange rates for currencies fluctuate daily.  The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation to the U.S. dollar.  Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.

U.S. Government Securities Risk. Although certain U.S. Government-sponsored agencies (such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury.  U.S. Treasury securities generally have a lower return than other obligations because of their higher credit quality and market liquidity.

Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security, instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying reference instrument.  Leverage can increase both the risk and return potential of the Fund.  Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in (or be unable to achieve) the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment.  A derivative investment also involves the risks relating to the reference instrument underlying the investment.

Money Market Instrument Risk. Money market instruments may be adversely affected by market and economic events, such as a sharp rise in prevailing short-term interest rates; adverse developments in the banking industry, which issues or guarantees many money market instruments; adverse economic, political or other developments affecting issuers of money market instruments; changes in the credit quality of issuers; and default by a counterparty.

Securities Lending Risk. Securities lending involves a possible delay in recovery of the loaned securities or a possible loss of rights in the collateral if the borrower fails financially.  The Fund could also lose money if the value of the collateral decreases.

Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s ESG performance or the investment adviser's assessment of such performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment criteria. In evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG factors relevant to a particular investment. Successful application of the Fund’s responsible investment strategy will depend on the investment adviser's skill in properly identifying and analyzing material ESG issues.

Risks Associated with Active Management.  The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment.  Active management involves subjective decisions and there is no guarantee that such decisions will produce the desired results or expected returns.

Calvert Income Funds28Prospectus dated February 1, 2023

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective.  It is possible to lose money by investing in the Fund.   The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading.  Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective(s).  In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund.  The Fund relies on various service providers, including the investment adviser, in its operations and is susceptible to operational, information security and related events (such as public health crises, cyber or hacking attacks) that may affect the service providers or the services that they provide to the Fund.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad-based securities market index. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

CRM became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.  The Fund’s performance reflects the effects of expense reductions for certain periods. Absent these reductions, performance would have been lower.  Updated Fund performance information can be obtained by visiting www.calvert.com.

Calendar year-by-year total return (Class A)

Year	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022
Year Total Return	8.24%	-1.07%	-2.45%	11.68%	5.78%	-2.85%	12.54%	5.13%	3.39%	-10.98%

For the ten years ended December 31, 2022, the highest quarterly total return for Class A was 7.33% for the quarter ended June 30, 2020 and the lowest quarterly return was -10.18% for the quarter ended March 31, 2020.

Average Annual Total Returns as of December 31, 2022	One Year	Five Years	Ten Years
Class A Return Before Taxes	-13.88%	0.47%	2.36%
Class A Return After Taxes on Distributions	-15.44%	-1.34%	0.19%
Class A Return After Taxes on Distributions and Sale of Class A Shares	-8.19%	-0.52%	0.75%
Class C Return Before Taxes	-12.49%	0.39%	2.01%
Class I Return Before Taxes	-10.76%	1.41%	3.00%
Class R6 Return Before Taxes	-10.67%	1.48%	3.04%
ICE BofA U.S. High Yield Index (reflects no deduction for fees, expenses or taxes)	-11.22%	2.12%	3.94%

These returns reflect a reduction to the Class A front-end sales charge effective April 29, 2022 and any applicable contingent deferred sales charge (“CDSC”) for Class C.  Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase.  The average total returns listed for Class C reflect conversion to Class A shares after eight years.  Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.  The Class R6 performance shown above for the period prior to February 1, 2019 (commencement of operations) is the performance of Class I shares at net asset value without adjustment for any differences in the expenses of the two classes. If adjusted for such differences, returns would be different. ICE® BofA® indices are not for redistribution or other uses; provided “as is,” without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products.  BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Investors cannot invest directly in an Index.

Calvert Income Funds29Prospectus dated February 1, 2023

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown.  After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities.  After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares.  Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period.  Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return Before Taxes and/or Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser.  Calvert Research and Management (“CRM” or the “Adviser”).

Portfolio Managers

Stephen C. Concannon, Vice President of CRM, has managed the Fund since June 2019.

Raphael A. Leeman, Vice President of CRM, has managed the Fund since December 31, 2016.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business.  You may purchase, redeem or exchange Fund shares either through your financial intermediary or (except for purchases of Class C shares by accounts with no specified financial intermediary) directly from the Fund either by writing to the Fund, P.O. Box 219544, Kansas City, MO  64121-9544, or by calling 1-800-368-2745.  The minimum initial purchase or exchange into the Fund is $1,000 for Class A and Class C, $1,000,000 for Class I and $5,000,000 for Class R6 (waived in certain circumstances).  There is no minimum for subsequent investments.

Tax Information

If your shares are held in a taxable account, the Fund’s distributions will be taxed to you as ordinary income and/or capital gains, unless you are exempt from taxation.  If your shares are held in a tax-advantaged account, you will generally be taxed only upon withdrawals from the account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund’s shares through a broker-dealer or other financial intermediary (such as a bank) (collectively, “financial intermediaries”), the Fund, its principal underwriter and its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Calvert Income Funds30Prospectus dated February 1, 2023

Calvert Bond Fund

Investment Objective

The Fund's investment objective is to seek to provide as high a level of current income as is consistent with preservation of capital through investment in bonds and other debt securities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary, which are not reflected below.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest over a 13-month period, at least $100,000 in Calvert mutual funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix B - Financial Intermediary Sales Charge Variations in this Prospectus.  More information about these and other discounts is available from your financial professional and under “Sales Charges” on page 79 of this Prospectus and page 25 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class R6
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	3.25%	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of net asset value at purchase or redemption)	None(1)	1.00%	None	None

(1)Class A shares purchased at net asset value in amounts of $500,000 or more are subject to a 0.75% contingent deferred sales charge if redeemed within 12 months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I	Class R6
Management Fees	0.41%	0.41%	0.41%	0.41%
Distribution and Service (12b-1) Fees	0.20%	1.00%	None	None
Other Expenses	0.14%	0.14%	0.14%	0.07%
Total Annual Fund Operating Expenses	0.75%	1.55%	0.55%	0.48%
Less Fee Waiver and/or Expense Reimbursement (1)	(0.02)%	(0.02)%	(0.02)%	(0.02)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.73%	1.53%	0.53%	0.46%

(1)Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 0.73% for Class A shares, 1.53% for Class C shares, 0.53% for Class I shares and 0.46% for Class R6 shares. This expense reimbursement will continue through January 31, 2024. Any amendment to or termination of this reimbursement would require approval of the Board of Trustees. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs (including borrowing costs of any acquired funds), taxes or litigation expenses. Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than any contractual expense cap in place during such year.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$397	$555	$726	$1,223	$397	$555	$726	$1,223
Class C shares	$256	$488	$843	$1,628	$156	$488	$843	$1,628
Class I shares	$54	$174	$305	$687	$54	$174	$305	$687
Class R6 shares	$47	$152	$267	$602	$47	$152	$267	$602

Calvert Income Funds31Prospectus dated February 1, 2023

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was  122% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in bonds (“80% Policy”). Bonds include debt securities of any maturity. At least 80% of the Fund’s net assets are invested in investment grade debt securities. A debt security is considered investment grade when assigned a credit quality rating of BBB- or higher by S&P Global Ratings (“S&P”) or an equivalent rating by another nationally recognized statistical rating organization (‘‘NRSRO“),including Moody’s Investors Service, Inc. or Fitch Ratings, or Kroll Bond Rating Agency, LLC for securitized debt instruments only (such as asset-backed securities (”ABS“) and mortgage-backed securities (”MBS“)) or if unrated, considered to be of comparable credit quality by the Fund’s investment adviser. For purposes of rating restrictions, if securities are rated differently by two or more rating agencies, the highest rating is used.

The Fund invests principally in bonds issued by U.S. corporations, the U.S. Government or its agencies, and U.S. government-sponsored enterprises (“GSEs”) such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). The Fund also may invest in trust preferred securities, taxable municipal obligations and loans.

The Fund may invest in ABS and MBS that represent interests in pools of mortgage loans (MBS) or other assets (ABS) assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. MBS may include collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities (“CMBS”).

The Fund may invest up to 20% of its net assets in below-investment grade, high-yield debt instruments (commonly known as “junk bonds”), including distressed instruments that are in default.

The Fund may also invest up to 25% of its net assets in foreign debt securities. Foreign debt securities include American Depositary Receipts (“ADRs”).  The Fund may engage in forward foreign currency exchange contracts to seek to hedge against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar.  The Fund may purchase securities on a when-issued basis and for future delivery by means of “forward commitments.”  The Fund may invest in money market instruments.  The Fund may also lend its securities.

Investment decisions for the Fund are made primarily on the basis of fundamental and quantitative research conducted by the investment adviser’s research staff and consideration of the responsible investment criteria described below. Management of the Fund involves consideration of numerous factors (such as quality of business franchises, financial strength, management quality and security structural and collateral considerations). The portfolio managers may also use sector rotation and relative value strategies in their management of the Fund.  The portfolio managers may sell a security when the investment adviser’s valuation target is reached, the fundamentals of the investment change or to pursue more attractive investment options.  A security will also be sold (in accordance with the investment adviser’s guidelines and at a time and in a manner that is determined to be in the best interests of shareholders) if the investment adviser determines that the issuer does not operate in a manner consistent with the Fund’s responsible investment criteria.  The portfolio managers intend to focus on risk management and also seek to preserve capital to the extent consistent with the Fund’s investment objective. The Fund intends to seek to manage investment risk by maintaining broad issuer and industry diversification among its holdings, and by utilizing fundamental analysis of risk/return characteristics in securities selection. The Fund seeks to manage duration and any hedging of interest rate risk through the purchase and sale of U.S. Treasury securities and related futures contracts (which are a type of derivative instrument).

Responsible Investing. The portfolio manager(s) seek to invest in companies that manage environmental, social and governance (“ESG”) risk exposures adequately and that are not exposed to excessive ESG risk through their principal business activities. Companies are analyzed by the investment adviser’s ESG analysts utilizing The Calvert Principles for Responsible Investment (“Principles”), a framework for considering ESG factors (a copy of which is included as an appendix to the Fund’s Prospectus). Each company is evaluated relative to an appropriate peer group based on material ESG factors as determined by the investment adviser. Pursuant to the Principles, the investment adviser seeks to identify companies and other issuers that operate in a manner that is consistent with or promotes environmental sustainability and resource efficiency, equitable societies and respect for human rights, and accountable governance and transparency. The Fund generally invests in issuers that are believed by the investment adviser to operate in accordance with the Principles

Calvert Income Funds32Prospectus dated February 1, 2023

and may also invest in issuers that the investment adviser believes are likely to operate in accordance with the Principles pending the investment adviser’s engagement activity with such issuer.

Principal Risks

Market Risk.  The value of investments held by the Fund may increase or decrease in response to social, economic, political, financial, public health crises or other disruptive events (whether real, expected or perceived) in the U.S. and global markets and include events such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions.  Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility.  No active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such assets.

Interest Rate Risk. In general, the value of income securities will fluctuate based on changes in interest rates. The value of these securities is likely to increase when interest rates fall and decline when interest rates rise.  Duration measures a fixed-income security’s price sensitivity to changes in the general level of interest rates.  Generally, securities with longer durations or maturities are more sensitive to changes in interest rates than securities with shorter durations or maturities, causing them to be more volatile.  Conversely, fixed-income securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-income securities with longer durations or maturities. In a rising interest rate environment, the duration of income securities that have the ability to be prepaid or called by the issuer may be extended. In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.

LIBOR Risk. The London Interbank Offered Rate or LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR settings on December 31, 2021, and is expected to cease publishing the remaining LIBOR settings on June 30, 2023. The Fund has exposure to LIBOR-based instruments. Although the transition process away from LIBOR has become increasingly well defined, the impact on certain debt securities, derivatives and other financial instruments that utilize LIBOR remains uncertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, such as floating-rate debt obligations.  Any effects of the transition away from LIBOR and the adoption of alternative reference rates, as well as other unforeseen effects, could result in losses to the Fund, and such effects may occur prior to the anticipated discontinuation of the remaining LIBOR settings in 2023. Furthermore, the risks associated with the discontinuation of LIBOR and transition to replacement rates may be exacerbated if an orderly transition to an alternative reference rate is not completed in a timely manner.

Credit Risk. Investments in debt securities (including bonds) and loans (referred to below as “debt instruments”) are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of debt instruments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of debt instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments deteriorates.  In the event of bankruptcy of the issuer of a debt instrument, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel, which may increase the Fund’s operating expenses and adversely affect net asset value.

Mortgage- and Asset-Backed Securities Risk.  Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables.  Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of mortgage- and asset-backed securities.  Although certain mortgage- and asset-backed securities are guaranteed as to timely payment of interest and principal by a government entity, the market price for such securities is not guaranteed and will fluctuate.  The purchase of mortgage- and asset-backed securities issued by non-government entities may entail greater risk than such securities that are issued or guaranteed by a government entity.  Mortgage- and asset-backed securities issued by non-government entities may offer higher yields than those issued by government entities, but may also be subject to greater volatility than government issues and can also be subject to greater credit risk and the risk of default on the underlying mortgages or other assets.  Investments in mortgage- and asset-backed securities are subject to both extension risk,

Calvert Income Funds33Prospectus dated February 1, 2023

where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates.

U.S. Government Securities Risk. Although certain U.S. Government-sponsored agencies (such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury.  U.S. Treasury securities generally have a lower return than other obligations because of their higher credit quality and market liquidity.

Convertible and Other Hybrid Securities Risk. Convertible and other hybrid securities (including preferred and convertible instruments) generally possess certain characteristics of both equity and debt securities.  In addition to risks associated with investing in income securities, such as interest rate and credit risks, hybrid securities may be subject to issuer-specific and market risks generally applicable to equity securities. Convertible securities may also react to changes in the value of the common stock into which they convert, and are thus subject to equity investing and market risks. A convertible security may be converted at an inopportune time, which may decrease the Fund’s return.

Preferred Stock Risk.  Although preferred stocks represent an ownership interest in an issuer, preferred stocks generally do not have voting rights or have limited voting rights and have economic characteristics similar to fixed-income securities.  Preferred stocks are subject to issuer-specific risks generally applicable to equity securities and credit and interest rate risks generally applicable to fixed-income securities.  The value of preferred stock generally declines when interest rates rise and may react more significantly than bonds and other debt instruments to actual or perceived changes in the company’s financial condition or prospects.

Municipal Obligations Risk. The amount of public information available about municipal obligations is generally less than for corporate equities or bonds, meaning that the investment performance of municipal obligations may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices. The differences between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress. Less liquid obligations can become more difficult to value and be subject to erratic price movements. The increased presence of non-traditional participants (such as proprietary trading desks of investment banks and hedge funds) or the absence of traditional participants (such as individuals, insurance companies, banks and life insurance companies) in the municipal markets may lead to greater volatility in the markets because non-traditional participants may trade more frequently or in greater volume.

Additional Risks of Loans. Loans are traded in a private, unregulated inter-dealer or inter-bank resale market and are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell loans (thus affecting their liquidity) and may negatively impact the transaction price. See also “Market Risk” above. It also may take longer than seven days for transactions in loans to settle. Due to the possibility of an extended loan settlement process, the Fund may hold cash, sell investments or temporarily borrow from banks or other lenders to meet short-term liquidity needs, such as to satisfy redemption requests from Fund shareholders.  The types of covenants included in loan agreements generally vary depending on market conditions, the creditworthiness of the issuer, the nature of the collateral securing the loan and possibly other factors.  Loans with fewer covenants that restrict activities of the borrower may provide the borrower with more flexibility to take actions that may be detrimental to the loan holders and provide fewer investor protections in the event of such actions or if covenants are breached.  The Fund may experience relatively greater realized or unrealized losses or delays and expense in enforcing its rights with respect to loans with fewer restrictive covenants.  Loans to entities located outside of the U.S. may have substantially different lender protections and covenants as compared to loans to U.S. entities and may involve greater risks.  The Fund may have difficulties and incur expense enforcing its rights with respect to non-U.S. loans and such loans could be subject to bankruptcy laws that are materially different than in the U.S.  Loans may be structured such that they are not securities under securities law, and in the event of fraud or misrepresentation by a borrower, lenders may not have the protection of the anti-fraud provisions of the federal securities laws.  Loans are also subject to risks associated with other types of income investments, including credit risk and risks of lower rated investments.

Lower Rated Investments Risk.  Investments rated below investment grade and comparable unrated investments (sometimes referred to as “junk”) have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.

Calvert Income Funds34Prospectus dated February 1, 2023

Foreign Investment Risk. Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country against a particular country or countries, organizations, entities and/or individuals. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject.  Adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund's investments.  Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States and, as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country.  Depositary receipts are subject to many of the risks associated with investing directly in foreign instruments.

Currency Risk.  Exchange rates for currencies fluctuate daily.  The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation to the U.S. dollar.  Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.

When-Issued and Forward Commitment Risk.  Securities purchased on a when-issued or forward commitment basis are subject to the risk that when delivered they will be worth less than the agreed upon payment price.

Restricted Securities Risk.  Unless registered for sale to the public under applicable federal securities law, restricted securities can be sold only in private transactions to qualified purchasers pursuant to an exemption from registration. The sale price realized from a private transaction could be less than the Fund’s purchase price for the restricted security. It may be difficult to identify a qualified purchaser for a restricted security held by the Fund and such security could be deemed illiquid. It may also be more difficult to value such securities.

Liquidity Risk.  The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices.  Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security, instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying reference instrument.  Leverage can increase both the risk and return potential of the Fund.  Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in (or be unable to achieve) the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment.  A derivative investment also involves the risks relating to the reference instrument underlying the investment.

Money Market Instrument Risk. Money market instruments may be adversely affected by market and economic events, such as a sharp rise in prevailing short-term interest rates; adverse developments in the banking industry, which issues or guarantees many money market instruments; adverse economic, political or other developments affecting issuers of money market instruments; changes in the credit quality of issuers; and default by a counterparty.

Portfolio Turnover Risk. The annual portfolio turnover rate of the Fund may exceed 100%.  A mutual fund with a high turnover rate (100% or more) may generate more capital gains and may involve greater expenses (which may reduce return) than a fund with a lower rate.  Capital gains distributions will be made to shareholders if offsetting capital loss carry forwards do not exist.

Securities Lending Risk. Securities lending involves a possible delay in recovery of the loaned securities or a possible loss of rights in the collateral if the borrower fails financially.  The Fund could also lose money if the value of the collateral decreases.

Calvert Income Funds35Prospectus dated February 1, 2023

Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s ESG performance or the investment adviser's assessment of such performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment criteria. In evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG factors relevant to a particular investment. Successful application of the Fund’s responsible investment strategy will depend on the investment adviser's skill in properly identifying and analyzing material ESG issues.

Risks Associated with Active Management.  The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment.  Active management involves subjective decisions and there is no guarantee that such decisions will produce the desired results or expected returns.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective.  It is possible to lose money by investing in the Fund.   The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading.  Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective(s).  In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund.  The Fund relies on various service providers, including the investment adviser, in its operations and is susceptible to operational, information security and related events (such as public health crises, cyber or hacking attacks) that may affect the service providers or the services that they provide to the Fund.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad-based securities market index. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

CRM became the investment adviser to the Fund on December 31, 2016.  Performance reflected prior to such date is that of the Fund’s former investment adviser.  The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower.  Updated Fund performance information can be obtained by visiting www.calvert.com.

Calendar year-by-year total return (Class A)

Year	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022
Year Total Return	-2.61%	6.11%	0.01%	3.63%	4.19%	-0.16%	8.45%	7.39%	0.10%	-12.45%

For the ten years ended December 31, 2022, the highest quarterly total return for Class A was 5.12% for the quarter ended June 30, 2020 and the lowest quarterly return was -5.50% for the quarter ended March 31, 2022.

Calvert Income Funds36Prospectus dated February 1, 2023

Average Annual Total Returns as of December 31, 2022	One Year	Five Years	Ten Years
Class A Return Before Taxes	-15.31%	-0.28%	0.96%
Class A Return After Taxes on Distributions	-16.23%	-1.41%	-0.14%
Class A Return After Taxes on Distributions and Sale of Class A Shares	-9.04%	-0.72%	0.22%
Class C Return Before Taxes	-13.99%	-0.43%	0.63%
Class I Return Before Taxes	-12.25%	0.59%	1.66%
Class R6 Return Before Taxes	-12.25%	0.63%	1.68%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-13.01%	0.02%	1.06%

These returns reflect a reduction to the Class A front-end sales charge effective April 29, 2022 and any applicable contingent deferred sales charge (“CDSC”) for Class C. Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years.  Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.   The Class R6 performance shown above for the period prior to October 3, 2017 (commencement of operations) is the performance of Class I shares at net asset value without adjustment for any differences in the expenses of the two classes.  If adjusted for such differences, returns would be different.   Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown.  After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities.  After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares.  Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period.  Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return Before Taxes and/or Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser.  Calvert Research and Management (“CRM” or the “Adviser”).

Portfolio Managers

Vishal Khanduja, CFA, Vice President of CRM, has managed the Fund since January 2013.

Brian S. Ellis, CFA, Vice President of CRM, has managed the Fund since November 2015.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business.  You may purchase, redeem or exchange Fund shares either through your financial intermediary or (except for purchases of Class C shares by accounts with no specified financial intermediary) directly from the Fund either by writing to the Fund, P.O. Box 219544, Kansas City, MO  64121-9544, or by calling 1-800-368-2745.  The minimum initial purchase or exchange into the Fund is $1,000 for Class A and Class C,  $1,000,000  for Class I and $5,000,000 for Class R6 (waived in certain circumstances).  There is no minimum for subsequent investments.

Tax Information

If your shares are held in a taxable account, the Fund’s distributions will be taxed to you as ordinary income and/or capital gains, unless you are exempt from taxation.  If your shares are held in a tax-advantaged account, you will generally be taxed only upon withdrawals from the account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund’s shares through a broker-dealer or other financial intermediary (such as a bank) (collectively, “financial intermediaries”), the Fund, its principal underwriter and its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Calvert Income Funds37Prospectus dated February 1, 2023

Calvert Green Bond Fund

Investment Objective

The Fund's investment objective is to seek to maximize income, to the extent consistent with preservation of capital, primarily through investment in bonds.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary, which are not reflected below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest over a 13-month period, at least $100,000 in Calvert mutual funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix B - Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial professional and under “Sales Charges” on page 79 of this Prospectus and page 25 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I	Class R6
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	3.25%	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of net asset value at purchase or redemption)	None(1)	None	None

(1)Class A shares purchased at net asset value in amounts of $500,000 or more are subject to a 0.75% contingent deferred sales charge if redeemed within 12 months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I	Class R6
Management Fees	0.37%	0.37%	0.37%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.15%	0.15%	0.10%
Total Annual Fund Operating Expenses	0.77%	0.52%	0.47%
Less Fee Waiver and/or Expense Reimbursement (1)	(0.04)%	(0.04)%	(0.04)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.73%	0.48%	0.43%

(1)Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 0.73% for Class A shares, 0.48% for Class I shares and 0.43% for Class R6 shares. This expense reimbursement will continue through January 31, 2024. Any amendment to or termination of this reimbursement would require approval of the Board of Directors. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs (including borrowing costs of any acquired funds), taxes or litigation expenses. Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than any contractual expense cap in place during such year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$397	$559	$735	$1,245
Class I shares	$49	$163	$287	$649
Class R6 shares	$44	$147	$259	$588

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was  19% of the average value of its portfolio.

Calvert Income Funds38Prospectus dated February 1, 2023

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in “green” bonds (“80% Policy”). Bonds include debt securities of any maturity. The Fund typically invests at least 65% of its net assets in investment grade debt securities, as assessed at the time of purchase. A debt security is considered investment grade when assigned a credit quality rating of BBB- or higher by S&P Global Ratings (“S&P”) or an equivalent rating by another nationally recognized statistical rating organization (‘‘NRSRO“), including Moody’s Investors Service, Inc. or Fitch Ratings, or Kroll Bond Rating Agency, LLC for securitized debt instruments only (such as asset-backed securities (”ABS“) and mortgage-backed securities (”MBS“)) or if unrated, considered to be of comparable credit quality by the Fund’s investment adviser. For purposes of rating restrictions, if securities are rated differently by two or more rating agencies, the highest rating is used.

The Fund primarily invests in a broad range of fixed-income securities, including, but not limited to, corporate bonds, project bonds, bonds issued by the U.S. government or its agencies, and U.S. government-sponsored enterprises (“GSEs”) such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”).  The Fund may also invest in taxable municipal obligations. The Fund may invest in below-investment grade, high-yield debt instruments (commonly known as “junk bonds”), including distressed instruments that are in default. The Fund may invest in ABS and MBS that represent interests in pools of mortgage loans (MBS) or other assets (ABS) assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. MBS may include collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities (“CMBS”).

The Fund may also invest in foreign debt securities. Foreign debt securities include sovereign debt and American Depositary Receipts (“ADRs”).  The Fund may engage in forward foreign currency exchange contracts to seek to hedge against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar.  The portfolio managers generally seek to hedge the Fund’s foreign currency exposure back to U.S. dollars, though the Fund may at any time have exposure to foreign currency.

The Fund seeks to invest primarily in “green” investments. The Fund defines “green” investments to include securities of companies that develop or provide products or services that seek to provide environmental solutions and/or support efforts to reduce their own environmental footprint; bonds that support environmental projects; structured securities that are collateralized by assets supporting environmental themes; and securities that, in the opinion of the Fund’s investment adviser, have no more than a negligible direct environmental impact, which may include securities issued by the U.S. government or its agencies, and U.S. government-sponsored entities.  The Fund may invest in money market instruments.  The Fund may also lend its securities.

Investment decisions for the Fund are made primarily on the basis of fundamental and quantitative research conducted by the investment adviser’s research staff and consideration of the responsible investment criteria described below. Management of the Fund involves consideration of numerous factors (such as quality of business franchises, financial strength, management quality and security structural and collateral considerations). The portfolio managers may also use sector rotation and relative value strategies in their management of the Fund.  The portfolio managers may sell a security when the investment adviser’s valuation target is reached, the fundamentals of the investment change or to pursue more attractive investment options.  A security will also be sold (in accordance with the investment adviser’s guidelines and at a time and in a manner that is determined to be in the best interests of shareholders) if the investment adviser determines that the issuer does not operate in a manner consistent with the Fund’s responsible investment criteria.  The portfolio managers intend to focus on risk management and also seek to preserve capital to the extent consistent with the Fund’s investment objective. The Fund intends to seek to manage investment risk by maintaining broad issuer and industry diversification among its holdings, and by utilizing fundamental analysis of risk/return characteristics in securities selection. The Fund seeks to manage duration and any hedging of interest rate risk through the purchase and sale of U.S. Treasury securities and related futures contracts (which are a type of derivative instrument).

Responsible Investing. The portfolio manager(s) seek to invest in companies that manage environmental, social and governance (“ESG”) risk exposures adequately and that are not exposed to excessive ESG risk through their principal business activities. Companies are analyzed by the investment adviser’s ESG analysts utilizing The Calvert Principles for Responsible Investment (“Principles”), a framework for considering ESG factors (a copy of which is included as an appendix to the Fund’s Prospectus). Each company is evaluated relative to an appropriate peer group based on material ESG factors as determined by the investment adviser. Pursuant to the Principles, the investment adviser seeks to identify companies and other issuers that operate in a manner that is consistent with or promotes environmental sustainability and resource efficiency, equitable societies and respect for human rights, and accountable governance and transparency. The Fund generally invests in issuers that are believed by the investment adviser to operate in accordance with the Principles

Calvert Income Funds39Prospectus dated February 1, 2023

and may also invest in issuers that the investment adviser believes are likely to operate in accordance with the Principles pending the investment adviser’s engagement activity with such issuer.

Principal Risks

Market Risk.  The value of investments held by the Fund may increase or decrease in response to social, economic, political, financial, public health crises or other disruptive events (whether real, expected or perceived) in the U.S. and global markets and include events such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions.  Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility.  No active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such assets.

“Green” Investing Risk.  Because the Fund invests primarily in green investments, including green bonds, the value of Fund shares may be affected by events that adversely affect such investments, such as a decrease in governmental or other support for environmental initiatives, and may fluctuate more than that of a fund that does not invest primarily in green investments. Green bond issuers may also face increased government scrutiny and may be subject to increased regulations, including enhanced disclosure requirements, now or in the future.

Interest Rate Risk. In general, the value of income securities will fluctuate based on changes in interest rates. The value of these securities is likely to increase when interest rates fall and decline when interest rates rise.  Duration measures a fixed-income security’s price sensitivity to changes in the general level of interest rates.  Generally, securities with longer durations or maturities are more sensitive to changes in interest rates than securities with shorter durations or maturities, causing them to be more volatile.  Conversely, fixed-income securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-income securities with longer durations or maturities. In a rising interest rate environment, the duration of income securities that have the ability to be prepaid or called by the issuer may be extended. In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.  Certain instruments held by the Fund may pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR settings on December 31, 2021, and is expected to cease publishing the remaining LIBOR settings on June 30, 2023. Although the transition process away from LIBOR has become increasingly well defined, the impact on certain debt securities, derivatives and other financial instruments that utilize LIBOR remains uncertain. The phase-out of LIBOR may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.

Credit Risk. Investments in debt securities, including bonds, (referred to below as “debt instruments”) are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of debt instruments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of debt instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments deteriorates.  In the event of bankruptcy of the issuer of a debt instrument, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel, which may increase the Fund’s operating expenses and adversely affect net asset value.

U.S. Government Securities Risk. Although certain U.S. Government-sponsored agencies (such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury.  U.S. Treasury securities generally have a lower return than other obligations because of their higher credit quality and market liquidity.

Municipal Obligations Risk. The amount of public information available about municipal obligations is generally less than for corporate equities or bonds, meaning that the investment performance of municipal obligations may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices. The differences between the price at

Calvert Income Funds40Prospectus dated February 1, 2023

which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress. Less liquid obligations can become more difficult to value and be subject to erratic price movements. The increased presence of non-traditional participants (such as proprietary trading desks of investment banks and hedge funds) or the absence of traditional participants (such as individuals, insurance companies, banks and life insurance companies) in the municipal markets may lead to greater volatility in the markets because non-traditional participants may trade more frequently or in greater volume.

Mortgage- and Asset-Backed Securities Risk.  Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables.  Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of mortgage- and asset-backed securities.  Although certain mortgage- and asset-backed securities are guaranteed as to timely payment of interest and principal by a government entity, the market price for such securities is not guaranteed and will fluctuate.  The purchase of mortgage- and asset-backed securities issued by non-government entities may entail greater risk than such securities that are issued or guaranteed by a government entity.  Mortgage- and asset-backed securities issued by non-government entities may offer higher yields than those issued by government entities, but may also be subject to greater volatility than government issues and can also be subject to greater credit risk and the risk of default on the underlying mortgages or other assets.  Investments in mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates.

Lower Rated Investments Risk.  Investments rated below investment grade and comparable unrated investments (sometimes referred to as “junk”) have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.

Foreign Investment Risk. Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country against a particular country or countries, organizations, entities and/or individuals. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject.  Adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund's investments.  Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States and, as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country.  Depositary receipts are subject to many of the risks associated with investing directly in foreign instruments.

Economic data as reported by sovereign entities may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a sovereign entity to restructure defaulted debt may be limited. Therefore, losses on sovereign defaults may far exceed the losses from the default of a similarly rated U.S. debt issuer.

Currency Risk.  Exchange rates for currencies fluctuate daily.  The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation to the U.S. dollar.  Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.

Restricted Securities Risk.  Unless registered for sale to the public under applicable federal securities law, restricted securities can be sold only in private transactions to qualified purchasers pursuant to an exemption from registration. The sale price realized from a private transaction could be less than the Fund’s purchase price for the restricted security. It may be difficult to identify a qualified purchaser for a restricted security held by the Fund and such security could be deemed illiquid. It may also be more difficult to value such securities.

Liquidity Risk.  The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices.  Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

Calvert Income Funds41Prospectus dated February 1, 2023

Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security, instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying reference instrument.  Leverage can increase both the risk and return potential of the Fund.  Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in (or be unable to achieve) the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment.  A derivative investment also involves the risks relating to the reference instrument underlying the investment.

Money Market Instrument Risk. Money market instruments may be adversely affected by market and economic events, such as a sharp rise in prevailing short-term interest rates; adverse developments in the banking industry, which issues or guarantees many money market instruments; adverse economic, political or other developments affecting issuers of money market instruments; changes in the credit quality of issuers; and default by a counterparty.

Securities Lending Risk. Securities lending involves a possible delay in recovery of the loaned securities or a possible loss of rights in the collateral if the borrower fails financially.  The Fund could also lose money if the value of the collateral decreases.

Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s ESG performance or the investment adviser's assessment of such performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment criteria. In evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG factors relevant to a particular investment. Successful application of the Fund’s responsible investment strategy will depend on the investment adviser's skill in properly identifying and analyzing material ESG issues.

Risks Associated with Active Management.  The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment.  Active management involves subjective decisions and there is no guarantee that such decisions will produce the desired results or expected returns.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund.  The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading.  Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective(s).  In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund.  The Fund relies on various service providers, including the investment adviser, in its operations and is susceptible to operational, information security and related events (such as public health crises, cyber or hacking attacks) that may affect the service providers or the services that they provide to the Fund.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert Income Funds42Prospectus dated February 1, 2023

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad-based securities market index. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

CRM became the investment adviser to the Fund on December 31, 2016.  Performance reflected prior to such date is that of the Fund’s former investment adviser.  The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower.  Updated Fund performance information can be obtained by visiting www.calvert.com.

Calendar year-by-year total return (Class A)

Year	2014	2015	2016	2017	2018	2019	2020	2021	2022
Year Total Return	4.94%	-0.26%	3.66%	3.01%	0.29%	8.01%	6.99%	-1.92%	-13.01%

During the period from October 31, 2013 through December 31, 2022, the highest quarterly total return for Class A was 5.77% for the quarter ended June 30, 2020 and the lowest quarterly return was -5.71% for the quarter ended March 31, 2022.

Average Annual Total Returns as of December 31, 2022	One Year	Five Years	Life of Fund
Class A Return Before Taxes	-15.87%	-0.88%	0.63%
Class A Return After Taxes on Distributions	-16.51%	-1.66%	-0.21%
Class A Return After Taxes on Distributions and Sale of Class A Shares	-9.38%	-1.06%	0.09%
Class I Return Before Taxes	-12.78%	0.05%	1.31%
Class R6 Return Before Taxes	-12.72%	0.11%	1.34%
ICE BofA Green Bond Index – Hedged USD (reflects no deduction for fees, expenses or taxes)	-16.74%	-0.48%	1.25%

These returns reflect a reduction to the Class A front-end sales charge effective April 29, 2022. Class A shares and Class I shares commenced operations on October 31, 2013.  The Class R6 performance shown above for the period prior to February 1, 2019 (commencement of operations) is the performance of Class I shares at net asset value without adjustment for any differences in the expenses of the two classes. If adjusted for such differences, returns would be different.  Investors cannot invest directly in an Index.  ICE® BofA® indices are not for redistribution or other uses; provided “as is,” without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries.  Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown.    After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return Before Taxes and/or Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser.  Calvert Research and Management (“CRM” or the “Adviser”).

Portfolio Managers

Vishal Khanduja, CFA, Vice President of CRM, who has managed the Fund since October 2013.

Brian S. Ellis, CFA, Vice President of CRM, who has managed the Fund since November 2015.

Calvert Income Funds43Prospectus dated February 1, 2023

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business.  You may purchase, redeem or exchange Fund shares either through your financial intermediary or directly from the Fund either by writing to the Fund, P.O. Box 219544, Kansas City, MO  64121-9544, or by calling 1-800-368-2745.  The minimum initial purchase or exchange into the Fund is $1,000 for Class A, $1,000,000 for Class I and $5,000,000 for Class R6 (waived in certain circumstances).  There is no minimum for subsequent investments.

Tax Information

If your shares are held in a taxable account, the Fund’s distributions will be taxed to you as ordinary income and/or capital gains, unless you are exempt from taxation.  If your shares are held in a tax-advantaged account, you will generally be taxed only upon withdrawals from the account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund’s shares through a broker-dealer or other financial intermediary (such as a bank) (collectively, “financial intermediaries”), the Fund, its principal underwriter and its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Calvert Income Funds44Prospectus dated February 1, 2023

Calvert Mortgage Access Fund

Investment Objective

The Fund's investment objective is total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary, which are not reflected below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in over a 13-month period, at least $100,000 in Calvert mutual funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix B – Financial Intermediary Sales Charge Variations in this Prospectus.  More information about these and other discounts is available from your financial professional and under “Sales Charges” on page 79 of this Prospectus and page 25 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class	Class I	Class R6
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	3.25%	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of net asset value at purchase or redemption)	None(1)	1.00%	None	None

(1)Class A shares purchased at net asset value in amounts of $500,000 or more are subject to a 0.75% contingent deferred sales charge if redeemed within 12 months of purchase.

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A	Class	Class I	Class R6
Management Fees	0.40%	0.40%	0.40%	0.40%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses(1)	0.94%	0.94%	0.94%	0.94%
Total Annual Fund Operating Expenses	1.59%	2.34%	1.34%	1.34%
Less Expense Reimbursement and Fee Reduction(2)	(0.85)%	(0.85)%	(0.85)%	(0.85)%
Net Annual Fund Operating Expenses	0.74%	1.49%	0.49%	0.49%

(1)Based on estimates for the current fiscal year.

(2)Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 0.74% for Class A shares, 1.49% for Class C shares, 0.49% for Class I shares and 0.49% for Class R6 shares.  This expense reimbursement will continue through January 31, 2024.  Any amendment to or termination of this reimbursement would require approval of the Board of Trustees.  The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs (including borrowing costs of any acquired funds), taxes or litigation expenses.  Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than any contractual expense cap in place during such year.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption		Expenses without Redemption
	1 Year	3 Years	1 Year	3 Years
Class A shares	$398	$730	$398	$730
Class C shares	$252	$649	$152	$649
Class I shares	$50	$341	$50	$341
Class R6 shares	$50	$341	$50	$341

Calvert Income Funds45Prospectus dated February 1, 2023

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal period, the Fund's portfolio turnover rate was  155%  of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in mortgage related assets, which include: agency residential mortgage-backed securities; non-agency residential mortgage backed securities; commercial mortgage-backed securities; asset-backed securities related to housing; whole loans, loans, loan participations, warehouse financing related to mortgages, mortgage servicing rights and similar mortgage-related instruments and derivatives that provide exposure to such investments. The Fund will seek to expand homeownership access by investing in mortgages provided to underserved communities including minorities, low-income individuals and first time homebuyers among others.

The Fund may also invest without limit in securities issued, backed or otherwise guaranteed by the U.S. Government or its agencies, instrumentalities or sponsored corporations; however, the Fund expects initially, and may thereafter continue, to invest significantly in debt securities and other income-producing investments that involve substantially greater credit risk than those investments. The rate of interest on the debt and other income-producing investments that the Fund may purchase may be fixed, floating, or variable. The Fund concentrates its investments in the real estate industry.  The Fund is “non-diversified,” which means it may invest a greater percentage of its assets in the securities of a single issuer than a “diversified” fund.

The Fund will maintain an average credit rating of at least investment grade (BBB by S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or Baa by Moody’s Investors Service (“Moody’s”)). The Fund’s average credit rating will be the weighted-average of the credit ratings of the securities it holds directly. While the Fund’s average credit rating will be investment grade, the Fund may invest in securities that are rated below investment grade (rated below BBB by S&P or Fitch, or below Baa by Moody’s) or in unrated securities considered to be of comparable quality by the investment adviser (often referred to as “junk” instruments).

The Fund may invest in mortgage-backed securities of any kind. Mortgage-backed securities may include  securities issued, backed or otherwise guaranteed by the U.S. Government or its agencies, instrumentalities or sponsored corporations; securities of domestic or foreign private issuers; or interests in pools of residential or commercial mortgages. Mortgage-backed securities also include securities representing interests in, collateralized or backed by, or whose values are determined in whole or in part by reference to, any number of mortgages or pools of mortgages or the payment experience of such mortgages or pools of mortgages.  These types of securities include  Real Estate Mortgage Investment Conduits (“REMICs”), which could include re-securitizations of REMICs (“Re-REMICs”), credit default swaps, mortgage pass-through securities, mortgage servicing rights, collateralized mortgage obligations (“CMOs”), private mortgage pass-through securities, stripped mortgage securities (generally interest-only and principal-only securities), credit risk transfer securities, and debt instruments collateralized or secured by other mortgage-related assets. The collateral backing mortgage-backed securities in which the Fund may invest may include, without limitation, performing, non-performing and/or re-performing loans, non-qualifying mortgage loans, and loans secured by a single asset and issued by a single borrower. The commercial mortgage-backed securities in which the Fund may invest may also include securitizations backed by a single mortgage on a single property. The Fund may also invest in asset-backed securities of any type.

In pursuing its investment objective, the Fund may invest in residential and/or commercial real estate or mortgage-related loans, construction or project finance loans, or other types of loans, which loans may include secured and unsecured notes, senior loans, second lien loans or other types of subordinated loans, or mezzanine loans, any of which may contain fewer or less restrictive covenants on the borrower than certain other types of loans or loans of subprime quality.

The Fund may also invest in stripped (generally interest-only and principal-only instruments) residential and/or commercial real estate or mortgage-related loans, construction or project finance loans, or other types of loans.

The Fund may make direct investments in individual loans or in pools of loans and in whole loans as well as in loan participations or assignments. In addition, the Fund may itself or in conjunction with others originate any of the foregoing types of loans. The Fund may also be involved in, or finance, the origination of loans to legal entities or individuals.

Calvert Income Funds46Prospectus dated February 1, 2023

The Fund may invest in any level of the capital structure of an issuer of mortgage- or asset-backed securities, including subordinated or residual tranches and the equity or “first loss” tranche. The Fund may invest in mortgage- or asset-backed securities that are designed to have leveraged investment exposure to the underlying mortgages or assets. The Fund may also gain or adjust its exposure to mortgage- or asset-backed securities through derivatives, such as credit default swap or futures transactions. The Fund may also invest in certain residential mortgage-backed securities including but not limited to credit risk transfer securities that, while not backed by mortgage loans, have credit exposure to a pool of mortgage loans acquired by the government-sponsored entity or private entity issuing the securities.

Certain mortgage- and other asset-backed securities in which the Fund may invest may represent an inverse interest-only class of security for which the holders are entitled to receive no payments of principal and are entitled only to receive interest at a rate that will vary inversely with a specified index or reference rate, or a multiple thereof.

The Fund also may invest in other U.S. government securities such as U.S. Treasury bills, notes and bonds, securities (including mortgage-backed securities) issued by agencies or instrumentalities of the U.S. Government which may or may not be backed by the full faith and credit of the United States, and securities issued by agencies or instrumentalities which are backed solely by the credit of the issuing agency or instrumentality.

The Fund may also invest in restricted and illiquid securities.

The Fund may use various derivative strategies for hedging purposes, to manage certain investment risks, to gain, or reduce, long or short exposure to one or more asset classes, issuers, or reference assets, to seek return, as a substitute for the purchase or sale of securities or currencies, and/or to manage the dollar-weighted average effective duration of the Fund’s portfolio. The Fund also may enter into derivatives transactions with the purpose or effect of creating investment leverage. Additional leverage will increase the volatility of the Fund’s investment portfolio and could result in larger losses or gains than if the strategies were not used. Transactions in derivative instruments may include: the purchase or sale of futures contracts on securities, indices or other financial instruments or currencies; options on futures contracts; exchange-traded and over-the-counter options on securities, indices, currencies and other instruments; and interest rate, credit default, inflation and total return swaps, as well as certain synthetic total return swap indices.  The Fund may use interest rate swaps and options on interest rate swaps for risk management purposes and not as a speculative investment and would typically use interest rate swaps to shorten the average interest rate reset time of its holdings.  Except as required by applicable regulation, there is no stated limit on the Fund’s use of derivatives for such purposes.

The portfolio managers may also use other active management techniques, such as mortgage dollar roll transactions, when-issued and forward commitments, repurchase agreements, reverse repurchase agreements and any combination thereof. The Fund may enter into forward commitments to buy or sell agency mortgage-backed securities (to-be-announced transactions, or “TBAs”). The Fund engages in active trading.  The Fund may engage in short sales of securities. The Fund may borrow from banks for investment purposes.

The portfolio managers seek to purchase securities believed to be the best relative value with regard to price, yield, and expected total return in relation to other available instruments. Investment decisions are primarily made on the basis of fundamental research and relative value and the consideration of the responsible investment criteria described below.  The portfolio managers may sell a security when they believe the security no longer represents the best relative value and the fundamental research or cash needs dictate.

Responsible Investing. The portfolio manager(s) seek to invest in companies that manage environmental, social and governance (“ESG”) risk exposures adequately and that are not exposed to excessive ESG risk through their principal business activities. Companies are analyzed by the investment adviser’s ESG analysts utilizing The Calvert Principles for Responsible Investment (“Principles”), a framework for considering ESG factors (a copy of which is included as an appendix to the Fund’s Prospectus). Each company is evaluated relative to an appropriate peer group based on material ESG factors as determined by the investment adviser. Pursuant to the Principles, the investment adviser seeks to identify companies and other issuers that operate in a manner that is consistent with or promotes environmental sustainability and resource efficiency, equitable societies and respect for human rights, and accountable governance and transparency. The Fund generally invests in issuers that are believed by the investment adviser to operate in accordance with the Principles and may also invest in issuers that the investment adviser believes are likely to operate in accordance with the Principles pending the investment adviser’s engagement activity with such issuer.

Principal Risks

Market Risk.  The value of investments held by the Fund may increase or decrease in response to social, economic, political, financial, public health crises or other disruptive events (whether real, expected or perceived) in the U.S. and global markets and include events such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest. These events may negatively impact broad segments of businesses and populations and may exacerbate

Calvert Income Funds47Prospectus dated February 1, 2023

pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions.  Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility. No active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such assets.

U.S. Government Securities Risk. Although certain U.S. Government-sponsored agencies (such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury.  U.S. Treasury securities generally have a lower return than other obligations because of their higher credit quality and market liquidity.

Mortgage- and Asset-Backed Securities Risk.  Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables.  Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of mortgage- and asset-backed securities.  Although certain mortgage- and asset-backed securities are guaranteed as to timely payment of interest and principal by a government entity, the market price for such securities is not guaranteed and will fluctuate.  The purchase of mortgage- and asset-backed securities issued by non-government entities may entail greater risk than such securities that are issued or guaranteed by a government entity.  Mortgage- and asset-backed securities issued by non-government entities may offer higher yields than those issued by government entities, but may also be subject to greater volatility than government issues and can also be subject to greater credit risk and the risk of default on the underlying mortgages or other assets.  Investments in mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates.

Privately Issued Mortgage Related Securities Risk.  There are no direct or indirect government or agency guarantees of payments in pools created by non-governmental issuers. Privately issued mortgage related securities are also not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Real Estate Risk. Real estate investments are subject to risks associated with owning real estate, including declines in real estate values, increases in property taxes, fluctuations in interest rates, limited availability of mortgage financing, decreases in revenues from underlying real estate assets, declines in occupancy rates, changes in government regulations affecting zoning, land use, and rents, environmental liabilities, and risks related to the management skill and creditworthiness of the issuer.  Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others.  REITs must satisfy specific requirements for favorable tax treatment and can involve unique risks in addition to the risks generally affecting the real estate industry. Changes in underlying real estate values may have an exaggerated effect to the extent that investments are concentrated in particular geographic regions or property types.

Risks of Repurchase Agreements and Reverse Repurchase Agreements. In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities sold by the Fund, may be delayed. In a repurchase agreement, such insolvency may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount equal to the repurchase price. In a reverse repurchase agreement, the counterparty’s insolvency may result in a loss equal to the amount by which the value of the securities sold by the Fund exceeds the repurchase price payable by the Fund; if the value of the purchased securities increases during such a delay, that loss may also be increased. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities sold to the counterparty or the securities which the Fund purchases with its proceeds from the agreement would affect the value of the Fund’s assets. As a result, such agreements may increase fluctuations in the net asset value of the Fund’s shares. Because reverse repurchase agreements may be considered to be a form of borrowing by the Fund (and a loan from the counterparty), they constitute leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.

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Restricted Securities Risk.  Unless registered for sale to the public under applicable federal securities law, restricted securities can be sold only in private transactions to qualified purchasers pursuant to an exemption from registration. The sale price realized from a private transaction could be less than the Fund’s purchase price for the restricted security. It may be difficult to identify a qualified purchaser for a restricted security held by the Fund and such security could be deemed illiquid. It may also be more difficult to value such securities.

Stripped Securities Risk.  Stripped Securities (“Strips”) are usually structured with classes that receive different proportions of the interest and principal distributions from an underlying asset or pool of underlying assets. Classes may receive only interest distributions (interest-only “IO”) or only principal (principal-only “PO”). Strips are particularly sensitive to changes in interest rates as such changes may increase or decrease prepayments of principal.  A rapid or unexpected increase in prepayments can significantly depress the value of IO Strips, while a rapid or unexpected decrease can have the same effect on PO Strips.

Industry Concentration Risk. Because the Fund concentrates its investments in the real estate industry, the value of Fund shares may be affected by events that adversely affect that industry and may fluctuate more than that of a fund that invests more broadly.

Issuer Non-Diversification Risk. The Fund is “non-diversified,” which means it may invest a greater percentage of its assets in the securities of a single issuer than a fund that is “diversified.”  Non-diversified funds may focus their investments in a small number of issuers, making them more susceptible to risks affecting such issuers than a more diversified fund might be, and the value of the Fund's shares may be more volatile than the values of shares of more diversified funds.

Sector Risk.  Because the Fund may, under certain market conditions, invest a significant portion of its assets in one or more sectors, the value of Fund shares may be affected by events that adversely affect a particular sector and may fluctuate more than that of a Fund that invests more broadly.

Credit Risk. Investments in fixed income and other debt obligations (referred to below as “debt instruments”)  are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of debt instruments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of debt instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments deteriorates.  In the event of bankruptcy of the issuer of a debt instrument, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel, which may increase the Fund’s operating expenses and adversely affect net asset value.

Lower Rated Investments Risk.  Investments rated below investment grade and comparable unrated investments (sometimes referred to as “junk”) have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.

Interest Rate Risk. In general, the value of income securities will fluctuate based on changes in interest rates. The value of these securities is likely to increase when interest rates fall and decline when interest rates rise.  Duration measures a fixed-income security’s price sensitivity to changes in the general level of interest rates.  Generally, securities with longer durations or maturities are more sensitive to changes in interest rates than securities with shorter durations or maturities, causing them to be more volatile.  Conversely, fixed-income securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-income securities with longer durations or maturities. In a rising interest rate environment, the duration of income securities that have the ability to be prepaid or called by the issuer may be extended. In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.  Certain instruments held by the Fund pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR settings on December 31, 2021, and is expected to cease publishing the remaining LIBOR settings on June 30, 2023. Although the transition process away from LIBOR has become increasingly well defined, the impact on certain debt securities, derivatives and other financial instruments that utilize LIBOR remains uncertain. The phase-out of LIBOR may result in,

Calvert Income Funds49Prospectus dated February 1, 2023

among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.

Additional Risks of Loans. Loans are traded in a private, unregulated inter-dealer or inter-bank resale market and are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell loans (thus affecting their liquidity) and may negatively impact the transaction price. See also “Market Risk” above. It also may take longer than seven days for transactions in loans to settle. Due to the possibility of an extended loan settlement process, the Fund may hold cash, sell investments or temporarily borrow from banks or other lenders to meet short-term liquidity needs, such as to satisfy redemption requests from Fund shareholders.  The types of covenants included in loan agreements generally vary depending on market conditions, the creditworthiness of the issuer, the nature of the collateral securing the loan and possibly other factors.  Loans with fewer covenants that restrict activities of the borrower may provide the borrower with more flexibility to take actions that may be detrimental to the loan holders and provide fewer investor protections in the event of such actions or if covenants are breached.  The Fund may experience relatively greater realized or unrealized losses or delays and expense in enforcing its rights with respect to loans with fewer restrictive covenants.  Loans to entities located outside of the U.S. may have substantially different lender protections and covenants as compared to loans to U.S. entities and may involve greater risks.  The Fund may have difficulties and incur expense enforcing its rights with respect to non-U.S. loans and such loans could be subject to bankruptcy laws that are materially different than in the U.S.  Loans may be structured such that they are not securities under securities law, and in the event of fraud or misrepresentation by a borrower, lenders may not have the protection of the anti-fraud provisions of the federal securities laws.  Loans are also subject to risks associated with other types of income investments, including credit risk and risks of lower rated investments.

Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security, instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying reference instrument.  Leverage can increase both the risk and return potential of the Fund.  Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in (or be unable to achieve) the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment.  A derivative investment also involves the risks relating to the reference instrument underlying the investment.

When-Issued and Forward Commitment Risk.  Securities purchased on a when-issued or forward commitment basis are subject to the risk that when delivered they will be worth less than the agreed upon payment price.

Borrowing Risk. Borrowing cash to increase investments (sometimes referred to as “leverage”) may exaggerate the effect on the Fund’s net asset value of any increase or decrease in the value of the security purchased with the borrowing. There can be no assurance that the use of borrowings will be successful. In connection with its borrowings, the Fund will be required to maintain specified asset coverage with respect to such borrowings by applicable federal securities laws and the terms of its credit facility with the lender. The Fund may be required to dispose of portfolio investments on unfavorable terms if market fluctuations or other factors cause the required asset coverage to be less than the prescribed amount. Borrowings involve additional expense to the Fund.

Leverage Risk.  Certain Fund transactions may give rise to leverage.  Leverage can result from a non-cash exposure to an underlying reference instrument.  Leverage can increase both the risk and return potential of the Fund.  The Fund may be required to segregate liquid assets or otherwise cover the Fund’s obligation created by a transaction that may give rise to leverage. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage may cause the Fund’s share price to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The loss on leveraged investments may substantially exceed the initial investment.

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Short Sale Risk.  The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security.  In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price and/or may have to sell related long positions before it had intended to do so.  The Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons.  The Fund may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short.  The amount of any gain will be decreased and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.  Because losses on short sales arise from increases in the value of the security sold short, the Fund’s losses are potentially unlimited in a short sale transaction.  Short sales could be speculative transactions and involve special risks, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security.

Liquidity Risk.  The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices.  Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

Money Market Instrument Risk. Money market instruments may be adversely affected by market and economic events, such as a sharp rise in prevailing short-term interest rates; adverse developments in the banking industry, which issues or guarantees many money market instruments; adverse economic, political or other developments affecting issuers of money market instruments; changes in the credit quality of issuers; and default by a counterparty.

Portfolio Turnover Risk. The annual portfolio turnover rate of the Fund may exceed 100%.  A mutual fund with a high turnover rate (100% or more) may generate more capital gains and may involve greater expenses (which may reduce return) than a fund with a lower rate.  Capital gains distributions will be made to shareholders if offsetting capital loss carry forwards do not exist.

Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s ESG performance or the investment adviser's assessment of such performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment criteria. In evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG factors relevant to a particular investment. Successful application of the Fund’s responsible investment strategy will depend on the investment adviser's skill in properly identifying and analyzing material ESG issues.

Risks Associated with Active Management.  The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment.  Active management involves subjective decisions and there is no guarantee that such decisions will produce the desired results or expected returns.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective.  It is possible to lose money by investing in the Fund.   The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading.  Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective(s).  In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund.  The Fund relies on various service providers, including the investment adviser, in its operations and is susceptible to operational, information security and related events (such as public health crises, cyber or hacking attacks) that may affect the service providers or the services that they provide to the Fund.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert Income Funds51Prospectus dated February 1, 2023

Performance

Performance history will be available for the Fund after the Fund has been in operation for one full calendar year. Updated Fund performance information can be obtained by visiting www.calvert.com.  Past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Management

Investment Adviser.  Calvert Research and Management (“CRM” or the “Adviser”).

Portfolio Managers

Andrew Szczurowski, Vice President of CRM, has managed the Fund since its inception in April 2022.

Alexander Payne, Vice President of CRM, has managed the Fund since its inception in April 2022.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business.  You may purchase, redeem or exchange Fund shares either through your financial intermediary or (except for purchases of Class C shares by accounts with no specified financial intermediary) directly from the Fund either by writing to the Fund, P.O. Box 219544, Kansas City, MO  64121-9544, or by calling 1-800-368-2745.  The minimum initial purchase or exchange into the Fund is $1,000 for Class A and Class C, $1,000,000 for Class I and $5,000,000 for Class R6 (waived in certain circumstances).  There is no minimum for subsequent investments.

Tax Information

If your shares are held in a taxable account, the Fund’s distributions will be taxed to you as ordinary income and/or capital gains, unless you are exempt from taxation.  If your shares are held in a tax-advantaged account, you will generally be taxed only upon withdrawals from the account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund’s shares through a broker-dealer or other financial intermediary (such as a bank) (collectively, “financial intermediaries”), the Fund, its principal underwriter and its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Calvert Income Funds52Prospectus dated February 1, 2023

Investment Objectives & Principal Policies and Risks

The investment objective and principal investment policies and risks of each Fund are described in its Fund Summary.  Set forth below is additional information about such policies and risks, as well as information about other types of investments and practices in which each Fund may engage from time to time, unless otherwise noted.  References to the Fund below are to each Fund.  See also “Strategies and Risks” in the Statement of Additional Information (“SAI”).

Definitions.  As used herein, the following terms have the indicated meaning: “1940 Act” means the Investment Company Act of 1940, as amended; “1933 Act” means the Securities Act of 1933, as amended; “Code” means the Internal Revenue Code of 1986, as amended; “ERISA” means the Employee Retirement Income Security Act of 1974, as amended; and “investment adviser” means the Fund’s investment adviser but if the Fund is sub-advised, it refers to the sub-adviser(s) providing day-to-day management with respect to the investments or strategies discussed.

Fixed-Income Securities and Other Debt Instruments.   Fixed-income securities and other debt instruments include all types of fixed and floating-rate bonds and notes, such as convertible securities and other hybrid securities (other than preferred stock); corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including “indexed” securities; loans; loan participations and assignments; delayed funding loans and revolving credit facilities; and bank certificates of deposit, fixed time deposits, bank deposits (or investments structured to provide the same type of exposure) and bankers’ acceptances of foreign and domestic banks and other debt instruments. Fixed-income securities and other debt instruments are issued by: foreign governments or their subdivisions, agencies and government-sponsored enterprises; sovereign entities; international agencies or supranational entities; the U.S. Government, its agencies or government-sponsored enterprises (or guaranteed thereby); central or quasi-sovereign banks and U.S. and foreign corporations.  Fixed-income securities and other debt instruments include deep discount bonds, such as zero coupon bonds, deferred interest bonds, bonds or securities on which the interest is payable in-kind (“PIK securities”), which are debt obligations that are issued at a significant discount from face value, and securities purchased on a forward commitment or when-issued basis. While zero coupon bonds do not make periodic payments of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK securities provide that the issuer thereof may, at its option, pay interest in cash or in the form of additional securities.

Duration.   Duration measures a fixed-income security’s price sensitivity to changes in the general level of interest rates.  Duration differs from maturity in that it considers a security’s coupon payments in addition to the amount of time until the security matures.  As the value of a security changes over time, so will its duration.  Various techniques may be used to shorten or lengthen Fund duration.

Interest Rate Risk.  In general, the value of income securities will fluctuate based on changes in interest rates. The value of these securities is likely to increase when interest rates fall and decline when interest rates rise.  Generally, securities with longer durations or maturities are more sensitive to changes in interest rates than securities with shorter durations or maturities, causing them to be more volatile.  Conversely, fixed-income securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-income securities with longer durations or maturities.  In a rising interest rate environment, the duration of income securities that have the ability to be prepaid or called by the issuer may be extended.  In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.  Funds with shorter average durations (including Calvert Short Duration Income Fund) may own individual investments that have longer durations than the average duration of the Fund. The impact of interest rate changes on the value of floating rate instruments is typically reduced by periodic interest rate resets. Variable and floating rate loans and securities generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as quickly as interest rates in general. Conversely, variable and floating rate loans and securities generally will not increase in value as much as fixed rate debt instruments if interest rates decline. If the Fund holds variable and floating rate loans and securities, a decrease in market interest rates will reduce the interest income to be received from such securities. In the event that the Fund has a negative average portfolio duration, the value of the Fund may decline in a declining interest rate environment.  Certain countries and regulatory bodies may use negative interest rates as a monetary policy tool to encourage economic growth during periods of deflation. In a negative interest rate environment, debt instruments may trade at negative yields, which means the purchaser of the instrument may receive at maturity less than the total amount invested.

LIBOR.  The London Interbank Offered Rate or LIBOR is the average offered rate for various maturities of short-term loans between major international banks who are members of the British Bankers Association.  It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements.  In July 2017, the Financial Conduct Authority (the “FCA”), the United Kingdom financial regulatory body, announced a desire to phase out the use of LIBOR. The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR settings on December 31, 2021, and

Calvert Income Funds53Prospectus dated February 1, 2023

is expected to cease publishing the remaining LIBOR settings on June 30, 2023. Many market participants are in the process of transitioning to the use of alternative reference or benchmark rates.

Although the transition process away from LIBOR has become increasingly well-defined, the impact on certain debt securities, derivatives and other financial instruments that utilize LIBOR remains uncertain.  The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition may also result in a change in (i) the value of certain instruments held by the Fund, (ii) the cost of temporary borrowing for the Fund, or (iii) the effectiveness of related Fund transactions such as hedges, as applicable.

Various financial industry groups are planning for the transition away from LIBOR, but there are obstacles to converting certain longer term securities and transactions to a new benchmark. In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Financing Rate (“SOFR”), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (“SONIA”) in England. Both SOFR and SONIA, as well as certain other proposed replacement rates, are materially different from LIBOR, and changes in the applicable spread for financial instruments transitioning away from LIBOR need to be made to accommodate the differences. Liquid markets for newly-issued instruments that use an alternative reference rate are still developing. Consequently, there may be challenges for a Fund to enter into hedging transactions against instruments tied to alternative reference rates until a market for such hedging transactions develops.

Additionally, while some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative or “fallback” rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments have such fallback provisions, and many that do, do not contemplate the permanent cessation of LIBOR. While it is expected that market participants will amend legacy financial instruments referencing LIBOR to include fallback provisions to alternative reference rates, there remains uncertainty regarding the willingness and ability of parties to add or amend such fallback provisions in legacy instruments maturing after the end of 2021, particularly with respect to legacy cash products.  Although there are ongoing efforts among certain government entities and other organizations to address these uncertainties, the ultimate effectiveness of such efforts is not yet known.

Any effects of the transition away from LIBOR and the adoption of alternative reference rates, as well as other unforeseen effects, could result in losses to the Fund, and such effects may occur prior to the discontinuation of the remaining LIBOR settings in 2023. Furthermore, the risks associated with the discontinuation of LIBOR and transition to replacement rates may be exacerbated if an orderly transition to an alternative reference rate is not completed in a timely manner.

Credit Risk.  Investments in debt instruments are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of debt instruments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of debt instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments deteriorates. In the event of bankruptcy of the issuer of a debt instrument, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel, which may increase the Fund’s operating expenses and adversely affect net asset value.  See “Lower Rated Investments.” The Fund is also exposed to credit risk when it engages in certain types of derivatives transactions and when it engages in transactions that expose the Fund to counterparty risk.  See “Derivatives.”

In evaluating the quality of a particular instrument, the investment adviser (or sub-adviser, if applicable) may take into consideration, among other things, a credit rating assigned by a credit rating agency, the issuer’s financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage, and earnings prospects. Credit rating agencies are private services that provide ratings of the credit quality of certain investments. Credit ratings issued by rating agencies are based on a number of factors including, but not limited to, the issuer’s financial condition and the rating agency’s credit analysis, if applicable, at the time of rating. As such, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The ratings assigned are not absolute standards of credit quality and do not evaluate market risks or necessarily reflect the issuer’s current financial condition or the volatility or liquidity of the security.

Calvert Income Funds54Prospectus dated February 1, 2023

For purposes of determining compliance with the Fund’s credit quality restrictions, if any, the Fund’s investment adviser (or sub-adviser, if applicable) relies primarily on the ratings assigned by credit rating agencies but may, in the case of unrated instruments, perform its own credit and investment analysis to determine an instrument’s credit quality.  A credit rating may have a modifier (such as plus, minus or a numerical modifier) to denote its relative status within the rating. The presence of a modifier does not change the security credit rating (for example, BBB- and Baa3 are within the investment grade rating) for purposes of the Fund’s investment limitations. For each Fund except Calvert High Yield Bond Fund, if an instrument is rated differently by two or more rating agencies, the highest rating will be used for any Fund rating restrictions. For Calvert High Yield Bond Fund, the average of S&P, Moody’s and Fitch is used.

Green Investments and Other Types of Project- and Outcome-Oriented Investments Risk.  The Fund may invest in project- and outcome-oriented investments, including green bonds (“outcome-oriented investments”). The proceeds of such investments are designed to be used to meet certain sustainability performance targets or finance specific projects or activities that the investment manager believes are intended and/or likely to generate a positive ESG impact. Outcome-oriented investments may be issued by corporations, banks, supranational entities, agencies, regions, and governments, among other entities.

Issuers of outcome-oriented investments may be subject to increased regulations, including enhanced disclosure requirements, now or in the future. In addition, projects funded by such investments may not result in the intended, or any, ESG benefits. Even in cases where the projects funded by such investments result in intended ESG impacts, the overall business or other activities of the underlying issuer may not comply with the Fund’s responsible investment criteria.

Outcome-oriented fixed income investments, including green bonds, are also subject to many of the same risks as more conventional fixed income securities. See “Fixed-Income Securities and Other Debt Instruments.”

Asset-Backed Securities.  Asset-backed securities represent interests in a pool of assets other than mortgages, such as home equity loans, automobile receivables or credit card receivables.  Most asset-backed securities involve consumer or commercial debts with maturities of less than 10 years.  However, almost any type of fixed-income asset (including other fixed-income securities) may be used to create an asset-backed security.  Asset-backed securities may take the form of commercial paper, notes or pass-through certificates.  A structured asset-backed security is a multiclass instrument that is typically backed by a pool of auto loans, credit card receivables, home equity loans or student loans.

Unscheduled prepayments of asset-backed securities may result in a loss of income if the proceeds are invested in lower-yielding securities.  Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many asset-backed securities, which increases the risk of depreciation due to future increases in market interest rates.  In addition, issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements (if any) may be inadequate in the event of default.  Asset-backed securities may experience losses on the underlying assets as a result of certain rights provided to consumer debtors under federal and state law.  The value of asset-backed securities may be affected by the factors described above and other factors, such as interest rate risk, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets or the entities providing credit enhancements and the ability of the servicer to service the underlying collateral.  The value of asset-backed securities representing interests in a pool of utilities receivables may be adversely affected by changes in government regulations.  Under certain market conditions, asset-backed securities may be less liquid and may be difficult to value. If a structured asset-backed security is subordinated to other classes backed by the same pool of collateral, the likelihood that it will make payments of principal may be substantially limited.

Mortgage-Backed Securities (“MBS”).  MBS represent participation interests in pools of adjustable and fixed-rate mortgage loans. MBS may be issued by the U.S. Government (or one of its agencies or instrumentalities) or privately issued but collateralized by mortgages that are insured, guaranteed or otherwise backed by the U.S. Government, or its agencies or instrumentalities. Adjustable rate mortgages are mortgages whose interest rates are periodically reset when market rates change. Unlike conventional debt obligations, MBS provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans.

MBS include classes of collateralized mortgage obligations (“CMOs”), including fixed- or floating-rate tranches, real estate mortgage investment conduits (“REMICs”) and various other MBS. In choosing among CMO classes, the investment adviser will evaluate the total income potential of each class and other factors.

MBS issued by non-government entities are subject to the risks that the underlying mortgage borrowers fail to make timely payments of interest and principal and that any guarantee or other structural feature, if present, is insufficient to enable the timely payment of interest and principal on the MBS. Although certain MBS are guaranteed as to timely payment of

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interest and principal by a government-sponsored entity, the market price for such securities is not guaranteed and will fluctuate.

The mortgage loans underlying MBS are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment, although investment in seasoned MBS can mitigate this risk. Under certain interest and prepayment rate scenarios, the Fund may fail to recover the full amount of its investment in MBS, notwithstanding any direct or indirect governmental or agency guarantee.  Because faster than expected prepayments must usually be invested in lower yielding securities, MBS are less effective than conventional bonds in “locking in” a specified interest rate. For premium bonds, the risk of prepayment may be enhanced. In a rising interest rate environment, a declining prepayment rate will extend the average life of many MBS. This possibility is often referred to as extension risk. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. MBS that are purchased at a premium generate current income that exceeds market rates for comparable investments, but tend to decrease in value as they mature.

CMOs are subject to the same types of risks affecting MBS as described above. CMOs with complex or highly variable prepayment terms generally entail greater market and liquidity risks than other MBS. For example, their prices are more volatile and their trading market may be more limited. The structure of certain CMO interests held by the Fund may cause the Fund to be paid interest and/or principal on its investment only after holders of other interests in that particular CMO have received the full repayment of principal or interest on their investments.

Mortgage dollar rolls involve the Fund selling MBS for delivery in the current month with a simultaneous contract entered to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date (a “mortgage roll”). During the roll period, the Fund forgoes principal and interest paid on the MBS.

MBS that include loans that have had a history of refinancing opportunities are referred to as “seasoned MBS.” MBS that are not seasoned MBS are referred to as generic MBS. Seasoned MBS tend to have a higher collateral to debt ratio than other MBS because a greater percentage of the underlying debt has been repaid and the collateral property may have appreciated in value. MBS may be “premium bonds” acquired at prices that exceed their par or principal value.

Residential Mortgage-Backed Securities Risk.  Residential mortgage-backed securities (“RMBS”) represent participation interests in pools of adjustable and fixed-rate mortgage loans. RMBS may be (i) issued by the U.S. Government (or one of its agencies or instrumentalities), (ii) privately issued but collateralized by mortgages that are insured, guaranteed or otherwise backed by the U.S. Government, or its agencies or instrumentalities or (iii) privately issued but collateralized by mortgages that are not insured, guaranteed or otherwise backed by the U.S. Government, or its agencies or instrumentalities. Adjustable rate mortgages are mortgages whose interest rates are periodically reset when market rates change. Unlike conventional debt obligations, RMBS provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans.

RMBS include classes of collateralized mortgage obligations (“CMOs”), including fixed- or floating-rate tranches, and various other RMBS. In choosing among CMO classes, the investment adviser will evaluate the total income potential of each class and other factors.

RMBS also include credit risk transfer securities that, while not backed by mortgage loans, have credit exposure to a pool of mortgage loans. Credit risk transfer securities may be issued by government-sponsored entities or private entities.

RMBS issued by non-government entities are subject to the risks that the underlying mortgage borrowers fail to make timely payments of interest and principal and that any guarantee or other structural feature, if present, is insufficient to enable the timely payment of interest and principal on the RMBS. Although certain RMBS are guaranteed as to timely payment of interest and principal by a government-sponsored entity, the market price for such securities is not guaranteed and will fluctuate.

The mortgage loans underlying RMBS are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest and prepayment rate scenarios, the Fund may fail to recover the full amount of its investment in RMBS, notwithstanding any direct or indirect governmental or agency guarantee. Because faster than expected prepayments must usually be invested in lower yielding securities, RMBS are less effective than conventional bonds in “locking in” a specified interest rate. For premium bonds, the risk of prepayment may be enhanced. In a rising interest rate environment, a declining prepayment rate will extend the average life of many RMBS. This possibility is often referred to as extension risk. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. RMBS that are purchased at a premium generate current income that exceeds market rates for comparable investments, but tend to decrease in value as they mature.

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CMOs are subject to the same types of risks affecting RMBS as described above. CMOs with complex or highly variable prepayment terms generally entail greater market and liquidity risks than other RMBS. For example, their prices are more volatile and their trading market may be more limited. The structure of certain CMO interests held by the Fund may cause the Fund to be paid interest and/or principal on its investment only after holders of other interests in that particular CMO have received the full repayment of principal or interest on their investments.

Mortgage dollar rolls involve the Fund selling RMBS for delivery in the current month with a simultaneous contract entered to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date (a “mortgage roll”). During the roll period, the Fund forgoes principal and interest paid on the RMBS.

Stripped Securities.  Stripped Securities (“Strips”) are usually structured with classes that receive different proportions of the interest and principal distributions from an underlying asset or pool of assets. Some structures may have a class that receives only interest from the underlying assets, interest-only (“IO”) class, while another class may receive only principal, principal-only (“PO”) class.  IO and PO Strips may be purchased for their return and/or hedging characteristics. Because of their structure, IO Strips may move differently than typical fixed-income securities in relation to changes in interest rates.  In addition to Strips issued by the U.S. Government, its agencies or instrumentalities, Strips may also be issued by private originators or investors, including depository institutions, banks, investment banks and special purpose subsidiaries of these entities.

Strips are particularly sensitive to changes in interest rates because these changes may impact the frequency of principal payments (including prepayments) on the underlying assets or pool of underlying assets.  While the U.S. Government or its agencies or instrumentalities may guarantee the full repayment of principal on Strips they issue, repayment of interest is guaranteed only while the underlying assets or pools of assets are outstanding. IO Strips tend to decrease in value if prepayments are greater than anticipated and increase in value if prepayments are less than anticipated. Conversely, PO Strips tend to increase in value if prepayments are greater than anticipated and decline if prepayments are less than anticipated.  To the extent the Fund invests in Strips, rapid changes in the rate of prepayments may have a measurably adverse effect on the Fund’s performance.  In addition, the secondary market for Strips may be less liquid than that for other securities.

Commercial Mortgage-Backed Securities.  Commercial mortgage-backed securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property, such as loans for hotels, shopping centers, office buildings and apartment buildings.  Generally, the interest and principal payments on these loans are passed on to investors in CMBS according to a schedule of payments.

CMBS are subject to the risks described under “Asset-Backed Securities” above. CMBS also are subject to many of the risks of investing in the real estate securing the underlying mortgage loans and are therefore different from the risks of other types of mortgage-backed securities. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit a greater price volatility than other types of mortgage- or asset-backed securities. Calvert Mortgage Access Fund's direct and indirect investments in CMBS will not exceed 25% of its net assets. For the purposes of Calvert Mortgage Access Fund's industry concentration policy, CMBS will be categorized based on the underlying assets of the CMBS (retail, office, warehouse, multifamily, defeased collateral, etc.).

The commercial mortgage loans that underlie CMBS have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure, tend to have shorter maturities than residential mortgage loans and may not be fully amortizing. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

U.S. Treasury and Government Securities.  U.S. Treasury securities (“Treasury Securities”) include U.S. Treasury obligations that differ in their interest rates, maturities and times of issuance.  U.S. Government agency securities (“Agency Securities”) include obligations issued or guaranteed by U.S. Government agencies or instrumentalities and government-sponsored enterprises.  Agency Securities may be guaranteed by the U.S. Government or they may be backed by the right of the issuer to borrow from the U.S. Treasury, the discretionary authority of the U.S. Government to purchase the obligations, or the credit of the agency, instrumentality or enterprise.

Government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Banks (“FHLBs”), the Private Export Funding Corporation (“PEFCO”), the Federal Deposit Insurance Corporation (“FDIC”), the Federal Farm Credit Banks (“FFCB”) and the Tennessee Valley Authority (“TVA”), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor

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issued by the U.S. Government.  Treasury Securities and Agency Securities also include any security or agreement collateralized or otherwise secured by Treasury Securities or Agency Securities, respectively.

Because of their high credit quality and market liquidity, U.S. Treasury and Agency Securities generally provide a lower current return than obligations of other issuers.  While the U.S. Government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Convertible Securities.  A convertible security is a bond, debenture, note, preferred security, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer.  A convertible security entitles the holder to receive interest paid or accrued or dividends paid until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities have characteristics similar to nonconvertible income securities.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the securities to be redeemed by the issuer at a premium over the stated principal amount of the debt securities under certain circumstances.  Certain convertible securities may include loss absorption characteristics that make the securities more debt-like.  This is particularly true of convertible securities issued by companies in the financial services sector.

The value of a convertible security may be influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Preferred Stock.  Each Fund, except Calvert Green Bond Fund, may invest in preferred stock.  Preferred stock is a class of equity security that pays a specified dividend that typically must be paid before any dividends can be paid to common stockholders and takes precedence over common stock in the event of the issuer’s liquidation.  Although preferred stocks represent an ownership interest in an issuer, preferred stocks generally do not have voting rights or have limited voting rights and have economic characteristics similar to fixed-income securities. Preferred stocks generally are issued with a fixed par value and pay dividends based on a percentage of that par value at a fixed or variable rate.  Dividend payments on preferred stocks may be subordinate to interest payments on the issuer’s debt obligations.  Certain preferred stocks may be convertible to common stock.  Additionally, preferred stocks often have a liquidation value that generally equals the original purchase price of the preferred stock at the date of issuance.

Preferred stocks are subject to issuer-specific and market risks generally applicable to equity securities and credit and interest rate risks generally applicable to fixed-income securities.  The value of preferred stock may react more strongly than bonds and other debt instruments to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks are considered an equity security.

Municipal Obligations.  Municipal obligations include general obligation bonds, notes, floating-rate notes and commercial paper issued by municipalities and agencies and authorities established by those municipalities. Municipal debt may be used for a wide variety of public and private purposes, and the interest thereon may or may not be subject to U.S. federal income tax.  Municipal obligations also include municipal lease obligations and certificates of participation in municipal leases.  A municipal lease obligation is a bond that is secured by lease payments made by the party, typically a state or municipality, leasing the facilities (e.g., schools or office buildings) that were financed by the bond.  Such lease payments may be subject to annual appropriation or may be made only from revenues associated with the facility financed.  In other cases, the leasing state or municipality is obligated to appropriate funds from its general tax revenues to make lease payments as long as it utilizes the leased property.  A certificate of participation (also referred to as a “participation”) in a municipal lease is an instrument evidencing a pro rata share in a specific pledged revenue stream, usually lease payments by the issuer that are typically subject to annual appropriation.  The certificate generally entitles the holder to receive a share, or participation, in the payments from a particular project.

Certain municipal obligations may be purchased on a “when-issued” basis, which means that payment and delivery occur on a future settlement date. The price and yield of such securities are generally fixed on the date of commitment to purchase.

Issuers of general obligation bonds include states, counties, cities, towns and regional districts.  The proceeds of these obligations are used to fund a wide range of public projects, including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes.  The basic security of general obligation bonds is the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest.  The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate and amount.  General

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obligation bonds issued by municipalities can be adversely affected by economic downturns and the resulting decline in tax revenues, pension funding risk, other post-employment benefit risk, budget imbalances, taxing ability risk, lack of political willpower and federal funding risk, among others. Revenue bonds can be adversely affected by the negative economic viability of the facility or revenue source. Many municipal obligations permit the issuer at its option to “call”, or redeem, its securities.  As such, the effective maturity of an obligation may be reduced as the result of call provisions and, if an investment is called in a declining interest rate environment, the proceeds from the called bond may have to be reinvested at a lower interest rate.  The effective maturity of an obligation is its likely redemption date after consideration of any call or redemption features.

Loans.  Loans may be primary, direct investments or investments in loan assignments or participation interests.  A loan assignment represents a portion or the entirety of a loan and a portion or the entirety of a position previously attributable to a different lender. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement and has the same rights and obligations as the assigning investor.  However, assignments through private negotiations may cause the purchaser of an assignment to have different and more limited rights than those held by the assigning investor.  Loan participation interests are interests issued by a lender or other entity and represent a fractional interest in a loan. The Fund typically will have a contractual relationship only with the financial institution that issued the participation interest. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the financial institution and only upon receipt by such entity of such payments from the borrower. In connection with purchasing a participation interest, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other investors through set-off against the borrower and the Fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation interest. As a result, the Fund may assume the credit risk of both the borrower and the financial institution issuing the participation interest. In the event of the insolvency of the entity issuing a participation interest, the Fund may be treated as a general creditor of such entity.  Most loans are rated below investment grade or, if unrated, are of similar credit quality.

Loan investments may be made at par or at a discount or premium to par.  The interest payable on a loan may be fixed or floating rate, and paid in cash or in-kind.  In connection with transactions in loans, the Fund may be subject to facility or other fees.  Loans may be secured by specific collateral or other assets of the borrower, guaranteed by a third party, unsecured or subordinated.  During the term of a loan, the value of any collateral securing the loan may decline in value, causing the loan to be under collateralized. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower’s obligations under the loan. In addition, if a loan is foreclosed, the Fund could become part owner of the collateral and would bear the costs and liabilities associated with owning and disposing of such collateral.

Certain loans (“senior loans”) hold a senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. Junior loans may be secured or unsecured subordinated loans, second lien loans and subordinated bridge loans.  Floating-rate loans typically have rates of interest which are re-determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium.

A lender’s repayment and other rights primarily are determined by governing loan, assignment or participation documents, which (among other things) typically establish the priority of payment on the loan relative to other indebtedness and obligations of the borrower.  A borrower typically is required to comply with certain covenants contained in a loan agreement between the borrower and the holders of the loan.  The types of covenants included in loan agreements generally vary depending on market conditions, the creditworthiness of the issuer, and the nature of the collateral securing the loan.  Loans with fewer covenants that restrict activities of the borrower may provide the borrower with more flexibility to take actions that may be detrimental to the loan holders and provide fewer investor protections in the event covenants are breached.  The Fund may experience relatively greater realized or unrealized losses or delays and expense in enforcing its rights with respect to loans with fewer restrictive covenants.  Loans to entities located outside of the U.S. (including loans to sovereign entities) may have substantially different lender protections and covenants as compared to loans to U.S. entities and may involve greater risks.  In the event of bankruptcy, applicable law may impact a lender’s ability to enforce its rights.  Bankruptcy laws in foreign jurisdictions, including emerging markets, may differ significantly from U.S. bankruptcy law and the Fund’s rights with respect to a loan governed by the laws of a foreign jurisdiction may be more limited.  Sovereign entities may be unable or unwilling to meet their obligations under a loan due to budgetary limitations or economic or political changes within the country.

Loans may be originated by a lending agent, such as a financial institution or other entity, on behalf of a group or “syndicate” of loan investors (the “Loan Investors”).  In such a case, the agent administers the terms of the loan agreement and is responsible for the collection of principal, and interest payments from the borrower and the apportionment of these payments to the Loan Investors. Failure by the agent to fulfill its obligations may delay or

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adversely affect receipt of payment by the Fund. Furthermore, unless under the terms of a loan agreement or participation (as applicable) the Fund has direct recourse against the borrower, the Fund must rely on the agent and the other Loan Investors to pursue appropriate remedies against the borrower.

Although the overall size and number of participants in the market for many loans has grown over the past decade, such loans continue to trade in a private, unregulated inter-dealer or inter-bank secondary market and the amount of available public information about loans may be less extensive than that available for registered or exchange listed securities. With limited exceptions, the investment adviser will take steps intended to insure that it does not receive material nonpublic information about the issuers of loans that also issue publicly traded securities. Therefore, the investment adviser may have less information than other investors about certain of the loans in which it seeks to invest. Purchases and sales of loans are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold.  These restrictions may (i) impede the Fund’s ability to buy or sell loans, (ii) negatively impact the transaction price, (iii) impact the counterparty and/or credit risks borne by the Fund, (iv) impede the Fund’s ability to timely vote or otherwise act with respect to loans, (v) expose the Fund to adverse tax or regulatory consequences and/or (vi) result in delayed settlement of loan transactions.  It may take longer than seven days for a transaction in loans to settle, which may impact the Fund’s process for meeting redemptions.  See “Liquidity Risk.”  This is partly due to the nature or manner in which loans trade and the contractual restrictions noted above, which require a written assignment agreement and various ancillary documents for each transfer, and frequently require discretionary consents from both the borrower and the administrative agent.  In light of the foregoing, the Fund may hold cash, sell investments or temporarily borrow to meet its cash needs, including satisfying redemption requests.

Assignments of loans through private negotiations may cause the purchaser of an assignment to have different and more limited rights than those held by the assigning investor.  In connection with purchasing a participation interest, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement.  In the event the borrower defaults, the Fund may not directly benefit from the collateral supporting the loan (if any) in which it has purchased the participation interest.  As a result, the Fund may assume the credit risk of both the borrower and the financial institution issuing the participation interest. No active trading market may exist for certain loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a loan and which may make it difficult to value the loan.  To the extent that a secondary market does exist for certain loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

In addition to the risks generally associated with debt instruments, such as credit, market, interest rate and liquidity risks, loans are also subject to the risk that the value of any collateral securing a loan may decline, be insufficient to meet the obligations of the borrower or be difficult to liquidate.  The specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.  The Fund’s access to collateral may be limited by bankruptcy, other insolvency laws or by the type of loan the Fund has purchased.  For example, if the Fund purchases a participation instead of an assignment, it would not have direct access to collateral of the borrower.  As a result, a floating-rate loan may not be fully collateralized and can decline significantly in value.  Additionally, collateral on loan instruments may not be readily liquidated, and there is no assurance that the liquidation of such assets will satisfy a borrower’s obligations under the investment.

Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate a loan to presently existing or future indebtedness of the borrower, or take other action detrimental to the holders of a loan including, in certain circumstances, invalidating a loan or causing interest previously paid to be refunded to the borrower.  Any such actions by a court could negatively affect the Fund’s performance. Loans that are secured and senior to other debtholders of a borrower tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations. Due to their lower place in the borrower’s capital structure and, in some cases, their unsecured status, junior loans involve a higher degree of overall risk than senior loans of the same borrower.

Investing in loans involves the risk of default by the borrower or other party obligated to repay the loan.  In the event of insolvency of the borrower or other obligated party, the Fund may be treated as a general creditor of such entity unless it has rights that are senior to that of other creditors or secured by specific collateral or assets of the borrower.  Fixed rate loans are also subject to the risk that their value will decline in a rising interest rate environment.  This risk is mitigated for floating-rate loans, where the interest rate payable on the loan resets periodically by reference to a base lending rate.

U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities. The typical practice of a lender in relying exclusively or primarily on reports from the borrower may involve the risk of fraud, misrepresentation, or market manipulation by the borrower. It is unclear whether U.S. federal securities law protections are available to an investment in a loan. In certain circumstances, loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower, lenders may not have the protection of the anti-fraud provisions of the federal securities

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laws. However, contractual provisions in the loan documents may offer some protections, and lenders may also avail themselves of common-law fraud protections under applicable state law.

Lower Rated Investments.  Investments in obligations rated below investment grade and comparable unrated securities (sometimes referred to as “junk”) generally entail greater economic, credit and liquidity risks than investment grade securities.  Lower rated investments have speculative characteristics because of the credit risk associated with their issuers.  Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments.  An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs.  Lower rated investments generally are subject to greater price volatility and illiquidity than higher rated investments. Lower rated investments are considered primarily speculative with respect to the issuer’s capacity to pay interest and repay principal.

Because of the greater number of investment considerations involved in investing in investments that receive lower ratings, investing in lower rated investments depends more on the investment adviser’s judgment and analytical abilities than may be the case for investing in investments with higher ratings.  While the investment adviser will attempt to reduce the risks of investing in lower rated or unrated securities through, among other things, active portfolio management, credit analysis and attention to current developments and trends in the economy and the financial markets, there can be no assurance that the investment adviser will be successful in doing so.

Foreign Investments.  Investments in foreign issuers could be affected by factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations. Because foreign issuers may not be subject to uniform accounting, auditing and financial reporting standard practices and requirements and regulatory measures comparable to those in the United States, there may be less publicly available information about such foreign issuers.  Adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund's investments.  Settlements of securities transactions in foreign countries are subject to risk of loss, may be delayed and are generally less frequent than in the United States, which could affect the liquidity of the Fund’s assets.  Evidence of ownership of certain foreign investments may be held outside the United States, and the Fund may be subject to the risks associated with the holding of such property overseas. Trading in certain foreign markets is also subject to liquidity risk.

Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. Foreign issuers may become subject to sanctions imposed by the United States or another country against a particular country or countries, organizations, entities and/or individuals, which could result in the immediate freeze of the foreign issuers’ assets or securities.  The imposition of such sanctions could impair the market value of the securities of such foreign issuers and limit the Fund’s ability to buy, sell, receive or deliver the securities. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the Fund and increased transaction costs.  If a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could also be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by other restrictions on investment. The risks posed by such actions with respect to a particular foreign country, its nationals or industries or businesses within the country may be heightened to the extent the Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets.

In some non-U.S. securities markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. securities markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks it does not have in the United States.

The Fund needs a license to invest directly in securities traded in many non-U.S. securities markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, the Fund's ability to continue to invest directly is subject to the risk that the license may be terminated or suspended.  In some circumstances, the receipt of a non-U.S. license by one of CRM's clients may prevent the Fund from obtaining a similar license. In addition, certain activities could cause the suspension or revocation of the Fund's license.

Political events in foreign countries may cause market disruptions.  In June 2016, the United Kingdom (“UK”) voted in a referendum to leave the European Union (“EU”) (“Brexit”).  Effective January 31, 2020, the UK ceased to be a member of the EU and, following a transition period during which the EU and the UK Government engaged in a series of negotiations regarding the terms of the UK’s future relationship with the EU, the EU and the UK Government signed an agreement on December 30, 2020 regarding the economic relationship between the UK and the EU. This agreement became effective on a provisional basis on January 1, 2021 and entered into full force on May 1, 2021. There remains significant market

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uncertainty regarding Brexit’s ramifications, and the range and potential implications of the possible political, regulatory, economic, and market outcomes in the UK, EU and beyond are difficult to predict.  The end of the Brexit transition period may cause greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence, and an increased likelihood of a recession in the UK.  If one or more additional countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted.

As an alternative to holding foreign-traded investments, the Fund may invest in U.S. dollar-denominated investments of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market including depositary receipts, such as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), which evidence ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the political and economic risks of the underlying issuer’s country, as well as in the case of depositary receipts traded on foreign markets, currency risk.  Depositary receipts may be sponsored or unsponsored. Unsponsored depositary receipts are established without the participation of the issuer. As a result, available information concerning the issuer of an unsponsored depository receipt may not be as current as for sponsored depositary receipts, and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer. Unsponsored depositary receipts may involve higher expenses, may not pass through voting or other shareholder rights and may be less liquid.

The Fund may invest in securities and other instruments (including loans) issued, guaranteed, or backed by sovereign or government entities.  Economic data as reported by sovereign or government entities and other issuers may be delayed, inaccurate or fraudulent. Many sovereign or government debt obligations may be rated below investment grade.  Any restructuring of a sovereign or government debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation.  In the event of default of a sovereign or government debt, the Fund may be unable to pursue legal action against the issuer or secure collateral on the debt, as there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a sovereign or government entity to restructure defaulted debt may be limited. Therefore, losses on sovereign or government defaults may far exceed the losses from the default of a similarly rated U.S. corporate debt issuer.

Foreign Currencies. The value of foreign assets and currencies as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations, application of foreign tax laws (including withholding tax), governmental administration of economic or monetary policies (in this country or abroad), and relations between nations and trading.  Foreign currencies also are subject to settlement, custodial and other operational risks. Currency exchange rates can be affected unpredictably by intervention, or the failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.  If the U.S. dollar rises in value relative to a foreign currency, a security denominated in that foreign currency will be worth less in U.S. dollars. If the U.S. dollar decreases in value relative to a foreign currency, a security denominated in that foreign currency will be worth more in U.S. dollars.  A devaluation of a currency by a country’s government or banking authority will have a significant impact on the value of any investments denominated in that currency.  Costs are incurred in connection with conversions between currencies.

The Fund may engage in spot transactions and forward foreign currency exchange contracts, purchase and sell options on currencies and purchase and sell currency futures contracts and related options thereon (collectively, “Currency Instruments”) to seek to hedge against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar.

Eurodollar and Yankee Dollar Instruments.  The Fund may invest a portion of its assets in Eurodollar and Yankee Dollar instruments.  Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe.  Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries.  Yankee Dollar instruments are U.S. dollar denominated bonds issued in the United States by foreign banks and corporations.

These investments involve risks that are different from investments in securities issued by U.S. issuers, and may carry many of the same risks as investing in foreign investments, as well as additional risks, including adverse political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits and the possible establishment of exchange controls or other foreign governmental laws or restrictions that might adversely affect the repayment of principal and the payment of interest.

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Forward Commitments and When-Issued Securities. The Fund may purchase securities on a “forward commitment” or “when-issued” basis (meaning securities are purchased or sold with payment and delivery taking place in the future). In such a transaction, the Fund is securing what is considered to be an advantageous price and yield at the time of entering into the transaction.

The yield on a comparable security when the transaction is consummated may vary from the yield on the security at the time that the forward commitment or when-issued transaction was made. From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment or when-issued transactions may be expected to occur a month or more before delivery is due. No payment or delivery is made, however, until payment is received or delivery is made from the other party to the transaction.  These transactions may create leverage in the Fund.

Restricted Securities.  Securities held by the Fund may be legally restricted as to resale (such as those issued in private placements), including commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act, securities eligible for resale pursuant to Rule 144A thereunder, and securities of U.S. and non-U.S. issuers initially offered and sold outside the United States pursuant to Regulation S thereunder.  Restricted securities may not be listed on an exchange and may have no active trading market.  The Fund may incur additional expense when disposing of restricted securities, including all or a portion of the cost to register the securities.  The Fund also may acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities that are in addition to applicable legal restrictions.  In addition, if the investment adviser and/or sub-adviser, if applicable, receives non-public information about the issuer, the Fund may as a result be unable to sell the securities.

Restricted securities may be difficult to value properly and may involve greater risks than securities that are not subject to restrictions on resale. It may be difficult to sell restricted securities at a price representing fair value until such time as the securities may be sold publicly.  Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the investment adviser and/or sub-adviser, if applicable, believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held.  Holdings of restricted securities may increase the level of Fund illiquidity if eligible buyers become uninterested in purchasing them. Restricted securities may involve a high degree of business and financial risk, which may result in substantial losses.

Derivatives. Generally, derivatives can be characterized as financial instruments whose performance is derived at least in part from the performance of an underlying reference instrument.  Derivative instruments may be acquired in the United States or abroad consistent with the Fund’s investment strategy and may include the various types of exchange-traded and over-the-counter (“OTC”) instruments described herein and other instruments with substantially similar characteristics and risks.  Fund obligations created pursuant to derivative instruments may give rise to leverage, which may subject the Fund to heightened risk of loss.  The Fund may invest in a derivative transaction if it is permitted to own, invest in, or otherwise have economic exposure to the reference instrument.  Depending on the type of derivative instrument and the Fund’s investment strategy, a reference instrument could be a security, instrument, index, currency, commodity, economic indicator or event (“reference instruments”).  Each Fund, except Calvert High Yield Bond Fund and Calvert Mortgage Access Fund, manages duration and any hedging of interest rate risk through the purchase and sale of U.S. Treasury securities and related futures contracts.  Under certain market conditions, Calvert High Yield Bond Fund may opportunistically use a hedging technique that includes the purchase and sale of U.S. Treasury securities and related futures contracts to manage the duration of the Fund and hedge interest rate risk.  The Funds may engage in options transactions for hedging purposes and/or to manage the Funds' cash position.  The Funds may also invest in foreign currency exchange contracts for hedging purposes. Calvert Mortgage Access Fund may use various derivative strategies for hedging purposes, to manage certain investment risks, to gain, or reduce, long or short exposure to one or more asset classes, issuers, or reference assets, to seek return, as a substitute for the purchase or sale of securities or currencies, and/or to manage the dollar-weighted average effective duration of the Fund's portfolio. Calvert Mortgage Access Fund also may enter into derivatives transactions with the purpose or effect of creating investment leverage.

Derivative instruments are subject to a number of risks, including adverse or unexpected movements in the price of the reference instrument, and counterparty, liquidity, market, tax and leverage risks.  Certain derivatives may also be subject to credit risk and interest rate risk.  In addition, derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, indices or instruments they are designed to hedge or closely track.  Use of derivative instruments may cause the realization of higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if such instruments had not been used. Success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset.  Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the

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derivative instrument, the reference instrument and the Fund’s assets.  To the extent that a derivative instrument is intended to hedge against an event that does not occur, the Fund may realize losses.

OTC derivative instruments involve an additional risk in that the issuer or counterparty may fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, an option or commodity exchange or swap execution facility or clearinghouse may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses.  The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the use of derivative instruments.   Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.  There can be no assurance that the use of derivative instruments will benefit the Fund.

The U.S. and non-U.S. derivatives markets have undergone substantial changes in recent years as a result of changes under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and regulatory changes in Europe, Asia and other non-U.S. jurisdictions.  In particular, the Dodd-Frank Act and related regulations require many derivatives to be margined and/or cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on counterparties, and impose other regulatory requirements that will continue to change derivatives markets as regulations are implemented. The SEC adopted Rule 18f-4 under the 1940 Act, which applies to the Fund’s use of derivative investments and certain financing transactions. Among other things, Rule 18f-4 requires certain funds that invest in derivative instruments beyond a specified limited amount (generally greater than 10% of a Fund's net assets) to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. To the extent a Fund uses derivative instruments (excluding certain currency and interest rate hedging transactions) in a limited amount (up to 10% of a Fund's net assets), it will not be subject to the full requirements of Rule 18f-4. In addition, to the extent that the Fund enters into reverse repurchase agreements or similar financing transactions, the Fund may elect to either treat all of its reverse repurchase agreements or similar financing transactions as derivatives transactions for purposes of Rule 18f-4 or comply (with respect to reverse repurchase agreements or similar financing transactions) with the asset segregation requirements under Section 18 of the 1940 Act.  The implementation of these requirements or additional future regulation of the derivatives markets may make the use of derivatives more costly, may limit the availability or reduce the liquidity of derivatives, and may impose limits or restrictions on the counterparties with which the Fund engages in derivative transactions.  Fund management cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new government regulation will not adversely affect the Fund’s performance or ability to achieve its investment objective(s).

Futures Contracts. Futures are standardized, exchange-traded contracts. Futures contracts on securities obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of the financial instrument called for in the contract at a specified future date at a specified price. An index futures contract obligates the purchaser to take, and a seller to deliver, an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made. It is the practice of holders of futures contracts to close out their positions on or before the expiration date by use of offsetting contract positions, and physical delivery of financial instruments or delivery of cash, as applicable, is thereby avoided.  An option on a futures contract gives the holder the right to enter into a specified futures contract.

Options.  Options may be traded on an exchange and OTC. By buying a put option on a particular instrument, the Fund acquires a right to sell the underlying instrument at the exercise price.  By buying a put option on an index, the Fund acquires a right to receive the cash difference between the strike price of the option and the index price at expiration. A purchased put position also typically can be sold at any time by selling at prevailing market prices.  Purchased put options generally are expected to limit the Fund's risk of loss through a decline in the market value of the underlying security or index until the put option expires.  When buying a put option, the Fund pays a premium to the seller of the option.  If the price of the underlying security or index is above the exercise price of the option as of the option valuation date, the option expires worthless and the Fund will not be able to recover the option premium paid to the seller.  The Fund may purchase uncovered put options on securities, meaning it will not own the securities underlying the option.

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The Fund may also write (i.e., sell) put options. The Fund will receive a premium for selling a put option, which may increase the Fund's return. In selling a put option on a security, the Fund has the obligation to buy the security at an agreed upon price if the price of such instrument decreases below the exercise price.  By selling a put option on an index, the Fund has an obligation to make a payment to the buyer to the extent that the value of the index decreases below the exercise price as of the option valuation date.  If the value of the underlying security or index on the option’s expiration date is above the exercise price, the option will generally expire worthless and the Fund, as option seller, will have no obligation to the option holder.

The Fund may purchase call options.  By purchasing a call option on a security, the Fund has the right to buy the security at the option’s exercise price.  By buying a call option on an index, the Fund acquires the right to receive the cash difference between the market price of the index and strike price at expiration.  Call options typically can be exercised any time prior to option maturity or, sold at the prevailing market price.

The Fund may also write (i.e., sell) a call option on a security or index in return for a premium.  A call written on a security obligates the Fund to deliver the underlying security at the option exercise price.  Written index call options obligate the Fund to make a cash payment to the buyer at expiration if the market price of the index is above the option strike price. Calls typically can also be bought back by the Fund at prevailing market prices and the Fund also may enter into closing purchase transactions with respect to written call options. The Fund may write call options on securities that it owns (so-called covered calls).

The Fund’s options positions are marked to market daily.  The value of options is affected by changes in the value and dividend rates of their underlying instruments, changes in interest rates, changes in the actual or perceived volatility of the relevant index or market and the remaining time to the options’ expiration, as well as trading conditions in the options market.  The hours of trading for options may not conform to the hours during which the underlying instruments are traded.  To the extent that the options markets close before markets for the underlying instruments, significant price and rate movements can take place in the markets that would not be reflected concurrently in the options markets.

The Fund's ability to sell the instrument underlying a call option may be limited while the option is in effect unless the Fund enters into a closing purchase transaction. Uncovered call options have speculative characteristics and are riskier than covered call options because there is no underlying instrument held by the Fund that can act as a partial hedge.  As the seller of a covered call option or an index call option, the Fund may forego, during the option’s life, the opportunity to profit from increases in the market value of the underlying instrument covering the call option above the sum of the premium received by the Fund and the exercise price of the call.  The Fund also retains the risk of loss, minus the option premium received, should the price of the underlying instrument decline.

Participants in OTC markets are typically not subject to the same credit evaluation and regulatory oversight as are members of “exchange-based” markets. OTC option contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC options becomes restricted. The ability of the Fund to transact business with any one or a number of counterparties may increase the potential for losses to the Fund, due to the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement of the options.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (“currency forward”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect against an adverse change in the relationship between currencies or to increase exposure to a particular foreign currency.

Certain currency forwards may be individually negotiated and privately traded, exposing them to credit and counterparty risks. The precise matching of the currency forward amounts and the value of the instruments denominated in the corresponding currencies will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that the use of currency forwards may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that currency forwards may create exposure to currencies in which the Fund’s securities are not denominated. In addition, it may not be possible to hedge against long-term currency changes. Currency forwards are subject to the risk of political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying currency forwards. As a result, available information may not be complete.

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Swaptions.  Swaptions are options giving the option owner the right (but not the obligation) to enter into a swap agreement as buyer or seller, or to extend, shorten, cancel or otherwise modify an existing swap agreement at a future date on specified terms.

Depending on the terms of the particular swaption, the Fund generally will incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. When the Fund writes a swaption, upon exercise of the option, the Fund will become obligated according to the terms of the underlying swap agreement.

Interest Rate Swaps.  Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating-rate payments.

Credit Default Swaps.  Credit default swap agreements (“CDS”) enable the Fund to buy or sell credit protection on an individual issuer or basket of issuers (i.e., the reference instrument).  The Fund may enter into CDS to gain or short exposure to a reference instrument. Long CDS positions are utilized to gain exposure to a reference instrument (similar to buying the instrument) and are akin to selling insurance on the instrument. Short CDS positions are utilized to short exposure to a reference instrument (similar to shorting the instrument) and are akin to buying insurance on the instrument.

Under a CDS, the protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract, provided that no credit event, such as a default, on a reference instrument has occurred.  If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the reference instrument in exchange for an equal face amount of the reference instrument described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled.  If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date.  As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event.  The Fund’s obligations under a CDS will be accrued daily (offset against any amounts owed to the Fund).

In response to market events, federal and certain state regulators have proposed regulation of the CDS market. These regulations may limit the Fund’s ability to use CDS and/or the benefits of CDS. CDS may be difficult to value and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). The Fund may have difficulty, be unable or may incur additional costs to acquire any securities or instruments it is required to deliver under a CDS.  The Fund may have limited ability to eliminate its exposure under a CDS either by assignment or other disposition, or by entering into an offsetting swap agreement.  The Fund also may have limited ability to eliminate its exposure under a CDS if the reference instrument has declined in value.

Inflation Swaps.  Inflation swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest.  This can involve an exchange of fixed rate payments for floating rate payments based on a reference index (an inflation index, such as the Consumer Price Index) or an exchange of floating rate payments based on two different reference indices where one of the reference indices is an inflation index. Inflation swaps can be designated as zero coupon, where both sides of the swap compound interest over the life of the swap and then the accrued interest is paid in a lump sum at the swap’s maturity.

Credit Linked Notes. A credit linked note (“CLN”) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “note issuer”) with respect to which the reference instrument is a single bond, a portfolio of bonds or the unsecured credit of an issuer, in general (each a “reference credit”). The purchaser of the CLN (the “note purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of the reference credit. Upon maturity of the CLN, the note purchaser will receive a payment equal to: (i) the original par amount paid to the note issuer, if there is no occurrence of a designated event of default, restructuring or other credit event (each a “credit event”) with respect to the issuer of the reference credit; or (ii) the market value of the reference credit, if a credit event has occurred. Depending upon the terms of the CLN, it is also possible that the note purchaser may be required to take physical delivery of the reference credit in the event of a credit event. Most CLNs use a corporate bond (or a portfolio of corporate bonds) as the reference credit. However, almost any type of fixed-income security (including foreign government securities), index or derivative contract (such as a credit default swap) can be used as the reference credit.

Forward Rate Agreements.  Under a forward rate agreement, the Fund locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the Fund pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the

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Fund the difference between the two rates. Any such gain received by the Fund would be taxable.  These instruments are traded in the OTC market.

Total Return Swaps.  A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of a reference instrument during the specified period, in return for periodic payments from the other party that are based on a fixed or variable interest rate or the total return of the reference instrument or another reference instrument.  Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market.

Leverage. Certain types of Fund transactions may give rise to economic leverage, which represents a non-cash exposure to the underlying reference instrument. Leverage can increase both the risk and return potential of the Fund.

The Fund may be required to segregate liquid assets or otherwise cover the Fund’s obligation created by a transaction that may give rise to leverage.  The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.  Leverage may cause the Fund’s share price to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.  The loss on leveraged investments may substantially exceed the initial investment.

Counterparty Risk. A financial institution or other counterparty with whom the Fund does business (such as trading, securities lending or as a derivatives counterparty), or that underwrites, distributes or guarantees any instruments that the Fund owns or is otherwise exposed to, may decline in financial condition and become unable to honor its commitments. This could cause the value of Fund shares to decline or could delay the return or delivery of collateral or other assets to the Fund. Counterparty risk is increased for contracts with longer maturities.

Liquidity Risk.  The Fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund’s ability to sell particular investments or close derivative positions at an advantageous market price. Trading opportunities are also more limited for securities and other instruments that are not widely held or are traded in less developed markets.  These factors may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. It also may be more difficult to value less liquid investments.  These effects may be exacerbated during times of financial or political stress. Increased Fund redemption activity also may increase liquidity risk due to the need of the Fund to sell portfolio investments and may negatively impact Fund performance.

The Fund will not acquire any illiquid investment if, immediately after the acquisition, the Fund will have invested more than 15% of its net assets in illiquid investments.  Illiquid investments mean any investments that the Fund’s investment adviser and/or sub-adviser, as applicable, reasonably expect cannot be sold or disposed of in seven calendar days or less under then-current market conditions without the sale or disposition significantly changing the market value of the investment.

Zero Coupon and Deep Discount Bonds and Payment-in-Kind (“PIK”) Securities.  Zero coupon bonds are debt obligations that do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of purchase. The effect of owning debt obligations that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the debt obligation. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future.  Deep discount bonds also are issued at a discount from face value, but may make periodic interest payments at a below market interest rate.

PIK securities generally carry higher interest rates compared to bonds that make cash payments of interest to reflect their payment deferral and increased credit risk. PIK interest has the effect of generating investment income and increasing the incentive fees, if any, payable at a compounding rate. Generally, the deferral of PIK interest increases the loan to value ratio.

Bonds and preferred stocks that make “in-kind” payments and other securities that do not pay regular income distributions may experience greater volatility in response to interest rate changes and issuer developments. PIK securities generally involve significantly greater credit risk than coupon loans because the Fund receives no cash payments until the maturity date or a specified cash payment date. Even if accounting conditions are met for accruing income payable at a future date under a PIK bond, the issuer could still default when the collection date occurs at the maturity of or payment date for the PIK bond. PIK bonds may be difficult to value accurately because they involve ongoing judgments as to the collectability

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of the deferred payments and the value of any associated collateral. If the issuer of a PIK security defaults, the Fund may lose its entire investment.

The Fund is required to accrue income from zero coupon and deep discount bonds and PIK securities on a current basis, even though it does not receive that income currently in cash, and the Fund is required to distribute that income for each taxable year. Such distributions could reduce the Fund’s cash position and require it to sell securities and incur a gain or loss at a time it may not otherwise want to in order to provide the cash necessary for these distributions.

Short Sales.  The Fund may engage in short sales on securities or a basket or index of securities.  A short sale on an individual security typically involves the sale of a security that is borrowed from a broker or other institution to complete the sale.  When making a short sale, the Fund must segregate liquid assets with a broker or the custodian equal to (or otherwise cover) its obligations under the short sale.  Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets.  This may limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.  The seller of a short position generally realizes a profit from the transaction if the proceeds it receives on the short sale exceed the cost of purchasing the securities sold short in the market, but will generally realize a loss if the cost of closing the short position exceeds the proceeds from the short sale.  The Fund pays interest or dividend expense with respect to securities sold short.

If the Fund does not own the securities sold short, the short sale exposes the Fund to the risk that it will be required to purchase securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss.  There is no assurance that a security sold short will decline in value or make a profit for the Fund. In addition, there is no guarantee that any security needed to cover the short position will be available for purchase.  Short selling carries a risk that the counterparty to the short sale may fail to honor its contract terms, causing a loss to the Fund. Further, if other short positions of the same security are closed out at the same time, a “short squeeze” can occur where demand exceeds the supply for the security sold short. A short squeeze makes it more likely that the Fund will need to replace the borrowed security at an unfavorable price. If the Fund invests the proceeds received for selling securities short in other investments, the Fund is employing a form of leverage.

Inflation-Indexed Bonds.  Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation.  The principal amount of an inflation-indexed bond is adjusted in response to changes in the level of inflation.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, and therefore, the principal amount of such bonds cannot be reduced below par even during a period of deflation.  However, the current market value of these bonds is not guaranteed and will fluctuate, reflecting the risk of changes in their yields.  In certain jurisdictions outside the United States, the repayment of the original bond principal upon the maturity of an inflation-indexed bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par.  The interest rate for inflation-indexed bonds is fixed at issuance as a percentage of this adjustable principal.  Accordingly, the actual interest income may both rise and fall as the principal amount of the bonds adjusts in response to movements in the Consumer Price Index, a measure of inflation.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates (i.e. the rate of interest after allowing for inflation). If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.  While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Cash and Money Market Instruments; Temporary Defensive Positions.  The Fund may invest in cash or money market instruments, including high quality short-term instruments or an affiliated or unaffiliated investment company that invests in such instruments.  During unusual market conditions, including for temporary defensive purposes, the Fund may invest up to 100% of its assets in cash or money market instruments, which may be inconsistent with its investment objective(s) and other policies, and as such, the Fund may not achieve its investment objective(s) during this period.

Money market instruments may be adversely affected by market and economic events, such as a sharp rise in prevailing short-term interest rates; adverse developments in the banking industry, which issues or guarantees many money market instruments; adverse economic, political or other developments affecting issuers of money market instruments; changes in the credit quality of issuers; and default by a counterparty.

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Repurchase Agreements.  A repurchase agreement is the purchase by the Fund of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. Repurchase agreements maturing in more than seven days that the investment adviser believes may not be terminated within seven days at approximately the amount at which the Fund has valued the agreements are considered illiquid securities. When a repurchase agreement is entered into, the Fund typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked to market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered into to settle a short sale, the value of the securities delivered to the Fund will be at least equal to the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered into to settle a short sale may provide that the cash purchase price paid by the Fund is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. Since in such a transaction the Fund normally will have used the purchased securities to settle the short sale, the Fund will segregate liquid assets equal to the marked to market value of the purchased securities that it is obligated to return to the counterparty under the repurchase agreement.

In the event of the insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Fund may be delayed. In a repurchase agreement, such an insolvency may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount equal to the repurchase price. Repurchase agreements may create leverage in the Fund.

Reverse Repurchase Agreements.  The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund transfers possession of a security to a counterparty, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the security at an agreed upon time and price, which reflects an interest payment.  The Fund may enter into such agreements when it believes it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase the Fund’s earned income.  The Fund may also enter into reverse repurchase agreements as a means of raising cash to satisfy redemption requests without the necessity of selling portfolio holdings.

In the event of the insolvency of the counterparty to a reverse repurchase agreement, recovery of the securities sold by the Fund may be delayed. In a reverse repurchase agreement, the counterparty’s insolvency may result in a loss equal to the amount by which the value of the securities sold by the Fund exceeds the repurchase price payable by the Fund. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities sold to the counterparty or the securities which the Fund purchases with the proceeds under the agreement would affect the value of the Fund’s assets.  As a result, such agreements may increase fluctuations in the net asset value of the Fund’s shares.  Because reverse repurchase agreements are considered to be a form of borrowing by the Fund (and a loan from the counterparty), they constitute leverage.

Pooled Investment Vehicles.  The Fund may invest in pooled investment vehicles, which include investment companies (mutual funds and exchange-traded funds (“ETFs”)).  Pooled investment vehicles are subject to the risks of investing in the underlying securities or other instruments that they own.  The market for ETFs, which are generally traded on an exchange and may be traded at a premium or discount to net asset value, is affected by the demand for those securities, regardless of the value of such fund’s underlying securities.  Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to such fund’s net asset value.  The Fund will indirectly bear its proportionate share of any management fees and other operating expenses paid by unaffiliated and certain affiliated pooled investment vehicles in which it invests.  If such fees exceed 0.01% of the average net assets of the Fund, the costs associated with such investments will be reflected under Acquired Fund Fees and Expenses in the Fund’s Annual Fund Operating Expenses table(s) in its Fund Summary. Investments in a pooled investment vehicle will be included in satisfying a Fund’s 80% Policy if the vehicle invests at least 80% of its net assets in the type of securities included in the Fund’s 80% Policy.

Securities Lending.  The Fund may lend its portfolio securities to broker-dealers and other institutional borrowers.  During the existence of a loan, the Fund will continue to receive the equivalent of the interest paid by the issuer on the securities loaned, or all or a portion of the interest on investment of the collateral, if any. The Fund may pay lending fees to such borrowers. Loans will only be made to firms that have been approved by the investment adviser, and the investment adviser or the securities lending agent will periodically monitor the financial condition of such firms while such loans are outstanding. Securities loans will only be made when the investment adviser believes that the expected returns, net of expenses, justify the attendant risks.  Securities loans currently are required to be secured continuously by collateral in cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned.  The Fund may engage in securities lending to generate income.  Upon return of the loaned securities, the Fund would be required to return the

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related collateral to the borrower and may be required to liquidate portfolio securities in order to do so.  The Fund may lend up to one-third of the value of its total assets or such other amount as may be permitted by law.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially.  To the extent that the portfolio securities acquired with such collateral have decreased in value, it may result in the Fund realizing a loss at a time when it would not otherwise do so. As such, securities lending may introduce leverage into the Fund. The Fund also may incur losses if the returns on securities that it acquires with cash collateral are less than the applicable rebate rates paid to borrowers and related administrative costs.

Borrowing.   The Fund is permitted to borrow for temporary purposes (such as to satisfy redemption requests, to remain fully invested in anticipation of expected cash inflows and to settle transactions).  Any borrowings by the Fund are subject to the requirements of the 1940 Act.  Borrowings are also subject to the terms of any credit agreement between the Fund and lender(s).  Fund borrowings may be equal to as much as 33 1/3% of the value of the Fund’s total assets (including such borrowings) less the Fund’s liabilities (other than borrowings). Each Fund, except Calvert Mortgage Access Fund, will not purchase additional investments while outstanding borrowings exceed 5% of the value of its total assets. Calvert Mortgage Access Fund is authorized to borrow to acquire additional investments when the investment adviser believes that the interest payments and other costs with respect to such borrowings will be exceeded by the anticipated total return on such investments. There is no assurance that a borrowing strategy will be successful.

In addition, the Fund will be required to maintain a specified level of asset coverage with respect to all borrowings and may be required to sell some of its holdings to reduce debt and restore coverage at times when it may not be advantageous to do so.  The rights of the lender to receive payments of interest and repayments of principal of any borrowings made by the Fund under a credit facility are senior to the rights of holders of shares with respect to the payment of dividends or upon liquidation. In the event of a default under a credit arrangement, the lenders may have the right to cause a liquidation of the collateral (i.e., sell Fund assets) and, if any such default is not cured, the lenders may be able to control the liquidation as well.

Issuer Non-Diversification.  Calvert Mortgage Access Fund is a non-diversified Fund. A “non-diversified” fund can invest more of its assets in a smaller number of issuers than diversified funds. Concentrating investments could result in greater potential losses than for funds investing in a broader variety of issuers, and the value of a non-diversified fund's shares may be more volatile than the values of shares of more diversified funds.  However, the Fund intends to qualify as a regulated investment company under the Code. This requires the Fund to limit its investments so that, at the end of each fiscal quarter, at least 50% of the Fund’s total assets are invested in (i) cash and cash items, U.S. Government securities and securities of other regulated investment companies, and (ii) single issuers that are less than 5% of the total assets of the Fund and not more than 10% of the outstanding voting shares of the issuer.  In addition, at the end of each fiscal quarter, not more than 25% of the value of the Fund’s total assets can be invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses.

Research Process.  The Fund’s portfolio management utilizes information provided by, and the expertise of, the research staff of the investment adviser and/or certain of its affiliates in making investment decisions.  As part of the research process, portfolio management may consider financially material environmental, social and governance (“ESG”) factors.  Such factors, alongside other relevant factors, may be taken into account in the Fund’s securities selection process.

Converting to Hub and Spoke Structure. Calvert Mortgage Access Fund may invest all of its assets in an open-end management investment company (“portfolio”) with substantially the same investment objective, policies and restrictions as the Fund. Any such portfolio would be advised by the Fund’s investment adviser (or an affiliate) and the Fund would not pay directly any advisory fee with respect to the assets so invested. The Fund may initiate investments in a portfolio at any time without shareholder approval.

Cybersecurity Risk.  With the increased use of technologies by Fund service providers to conduct business, such as the Internet, the Fund is susceptible to operational, information security and related risks. The Fund relies on communications technology, systems, and networks to engage with clients, employees, accounts, shareholders, and service providers, and a cyber incident may inhibit the Fund’s ability to use these technologies. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites. A denial-of-service attack is an effort to make network services unavailable to intended users, which could cause shareholders to lose access to their electronic accounts, potentially indefinitely. Employees and service providers also may not be able to access electronic systems to perform critical duties for the Fund, such as trading and NAV calculation, during a denial-of-service

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attack. There is also the possibility for systems failures due to malfunctions, user error and misconduct by employees and agents, natural disasters, or other foreseeable and unforeseeable events.

Because technology is consistently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund's ability to plan for or respond to a cyber attack. Similar types of cybersecurity risks also are present for issuers of securities in which the Fund invests, which could have material adverse consequences for those issuers and result in a decline in the market price of their securities. Furthermore, as a result of cyber attacks, technological disruptions, malfunctions or failures, an exchange or market may close or suspend trading in specific securities or the entire market, which could prevent the Fund from, among other things, buying or selling the Fund or accurately pricing its securities. Like other funds and business enterprises, the Fund and its service providers have experienced, and will continue to experience, cyber incidents consistently. In addition to deliberate cyber attacks, unintentional cyber incidents can occur, such as the inadvertent release of confidential information by the Fund or its service providers.

The Fund uses third party service providers who are also heavily dependent on computers and technology for their operations. Cybersecurity failures by or breaches of the Fund’s investment adviser or administrator and other service providers (including, but not limited to, the custodian or transfer agent), and the issuers of securities in which the Fund invests, may disrupt and otherwise adversely affect their business operations. This may result in financial losses to the Fund, impede Fund trading, interfere with the Fund’s ability to calculate its NAV, limit a shareholder’s ability to purchase or redeem shares of the Fund or cause violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, litigation costs, or additional compliance costs. While many of the Fund’s service providers have established business continuity plans and risk management systems intended to identify and mitigate cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. The Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund and issuers in which the Fund invests.  The Fund and its shareholders could be negatively impacted as a result.

Geopolitical Risk.  The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in a Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political discord, war or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. Other financial, economic and other global market and social developments or disruptions may result in similar adverse circumstances, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods).

Such global events may negatively impact broad segments of businesses and populations, cause a significant negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price, and/or exacerbate pre-existing political, social and economic risks to the Fund. The Fund’s operations may be interrupted and any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. There is a risk that you may lose money by investing in the Fund.

Recent Market Conditions.  The outbreak of COVID-19 and efforts to contain its spread have resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus, and the effects of other infectious illness outbreaks, epidemics or pandemics, may be short term or may continue for an extended period of time. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. For example, a global pandemic or other widespread health crisis could cause substantial market volatility and exchange trading suspensions and closures.  In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers. The coronavirus outbreak and public and private sector responses thereto have led to large portions of the populations of many countries working from home for indefinite periods of time, temporary or permanent layoffs, disruptions in supply chains, and lack of availability of certain goods. The impact of such responses could adversely affect the information technology and operational systems upon which the Fund and the Fund’s service providers rely, and could otherwise disrupt the ability of the employees of the Fund’s service providers to perform critical

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tasks relating to the Fund. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund.

General.  The Fund's 80% Policy, if any, will not be changed unless shareholders are given at least 60 days' advance written notice of the change.  Unless otherwise stated, the Fund's investment objective and certain other policies may be changed without shareholder approval.  Shareholders will receive 60 days' advance written notice of any material change in the investment objective. The Fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or the SAI.  While at times the Fund may use alternative investment strategies in an effort to limit its losses, it may choose not to do so.

The Fund’s annual operating expenses are expressed as a percentage of the Fund’s average daily net assets and may change as Fund assets increase and decrease over time.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective.   In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund.  Mutual funds, investment advisers, other market participants and many securities markets are subject to rules and regulations and the jurisdiction of one or more regulators.  Changes to applicable rules and regulations or to widely accepted market conventions or standards could have an adverse effect on securities markets and market participants, as well as on the Fund’s ability to execute its investment strategy.  With the increased use of technologies by Fund service providers, such as the Internet, to conduct business, the Fund is susceptible to operational, information security and related risks.  See “Additional Information about Investment Strategies and Risks” in the Fund’s SAI.

About Responsible Investing

Investment Selection Process

CRM seeks to invest in issuers that manage ESG risk exposures adequately and that are not exposed to excessive ESG risk through their principal business activities.  Issuers are analyzed using The Calvert Principles for Responsible Investment (the “Calvert Principles”) (included as Appendix A to this Prospectus), a framework for considering ESG factors. Each issuer is evaluated relative to an appropriate peer group based on financially material ESG factors as determined by CRM.  CRM’s evaluation of a particular security’s responsible investing characteristics generally involves both quantitative and qualitative analysis.  In assessing investments, CRM generally focuses on the ESG factors relevant to the issuer’s operations, and an issuer may be acceptable for investment based primarily on such assessment.  Securities may be deemed suitable for investment even if the issuer does not operate in accordance with all elements of the Fund’s responsible investing criteria. The Fund may also invest in issuers that CRM believes are likely to operate in accordance with the Calvert Principles pending CRM’s engagement activity with such issuer. In assessing issuers for which quantitative data is limited, subjective judgments may serve as the primary basis for CRM’s evaluation. The responsible investment criteria of a Fund may be changed by the Board without shareholder approval.

A Fund may invest in a fixed or floating-rate income security before CRM has completed its evaluation of the security’s responsible investment characteristics if, in the opinion of the portfolio manager, the timing of the purchase is appropriate given market conditions. Factors that a portfolio manager may consider in making such an investment decision include, but are not limited to, (i) prevailing market prices, (ii) liquidity, (iii) bid-ask spreads, (iv) market color, and (v) availability. Following any such investment in a security, CRM will evaluate the issuer to determine if it operates in a manner that is consistent with the Fund’s responsible investment criteria.  If CRM determines that the issuer does not operate in a manner consistent with the Fund’s responsible investment criteria, the security will be sold in accordance with CRM’s guidelines, at a time and in a manner that is determined to be in the best interests of shareholders.  If a security is sold short prior to CRM’s responsible investment determination and is no longer held by a Fund, CRM may not complete its evaluation of such security.

As described above, or in the SAI, each Fund may invest in cash, money market instruments and exchange-traded funds (“ETFs”). Such investments will generally not be subject to responsible investment analysis and will not be required to be consistent with the responsible investment criteria otherwise applicable to investments made by the Fund. In addition, ETFs in which a Fund may invest may hold securities of issuers that do not operate in accordance with the Fund’s responsible investment criteria.

Calvert Green Bond Fund.  In addition to evaluating issuers under The Calvert Principles for Responsible Investment, the Fund seeks to invest primarily in securities of issuers focused on providing solutions to climate change and other environmental challenges.  The Fund seeks to source and identify bonds focused on environmental sustainability challenges, including clean energy development and technology; water and waste management; and products and services that may reduce or improve their ecological impact.  Bonds issued by corporate leaders in environmental sustainability are also considered for inclusion.

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Green investment criteria have been established for general-purpose corporate bonds and project-specific bonds to evaluate these bonds for inclusion in the Fund, as follows:

Corporate Issuers.  A company generally must have at least half of its revenue derived from clean technology or an environmentally beneficial technology, product or service.  A company that does not meet the primary criteria of providing a green technology, product, or service may still be considered “green” if it can be determined that it is an environmental sustainability leader within its industry.  A company is an environmental sustainability leader when it demonstrates policies and programs that manage the environmental risks associated with its industrial processes and that address global environmental sustainability challenges such as pollution control, climate change, resource management and ecosystem conservation.

Project Bonds.  Bonds meet the Fund’s criteria when CRM reasonably expects the proceeds to be directed towards meeting green challenges such as the following:

•clean energy development or technology;

•smart growth and transit;

•energy and fuel efficiency;

•ecosystem and land conservation;

•pollution prevention;

•waste management; and

•water resources management.

Acceptable project bonds may also pertain to green real estate and development projects. All project-related bonds are assessed for serious adverse events or controversies that may outweigh the environmental benefit of the project.

High Social Impact Investments.  Up to 3% of a Fund's net assets may be invested in High Social Impact Investments.  High Social Impact Investments are investments that, in the Adviser’s opinion, offer the opportunity for significant sustainability and social impact.  High Social Impact Investments include (i) debt obligations that offer a below-market interest rate and (ii) equity investments that may not generate a market rate of return.

High Social Impact Investment debt obligations are unrated and of below-investment grade quality, and involve a greater risk of default and price decline than investment grade investments.  High Social Impact Investments are illiquid, and a Fund may be unable to dispose of them at current carrying values.

Any Fund investment in High Social Impact Investments is fair valued pursuant to valuation procedures adopted by a Fund’s Board and implemented by the Adviser. See “Valuing Shares” in this Prospectus. High Social Impact Investments by a Fund may be direct investments in an issuer or investments in an intermediate entity that then makes High Social Impact Investments, such as Calvert Impact Capital, Inc. (“CIC”) (as discussed below).

Pursuant to an exemptive order issued by the SEC, a Fund may invest in Community Investment Notes (“Notes”) issued by CIC as part of a Fund’s High Social Impact Investments. CIC is a nonstock corporation organized under the laws of the State of Maryland and designed to operate as a non-profit organization within the meaning of the Internal Revenue Code of 1986, as amended.  CIC focuses its work on offering investors the ability to support organizations that strengthen communities and sustain our planet. CIC issues Notes with fixed-rates of interest to domestic individuals and institutional investors and the proceeds from the Notes primarily are used to provide financing to community development organizations, projects, funds and other social enterprises across a variety of impact sectors, including community development, microfinance, affordable housing, small business, renewable energy, environmental sustainability, education, health, and sustainable agriculture (collectively, the “Participating Borrowers”) with missions that may include addressing climate change, supporting quality education, promoting financial inclusion, strengthening women’s empowerment, and increasing access to quality affordable housing.  CIC issues Notes with interest rates that currently range from 0%–4% and terms currently ranging from six months to 20 years, and in turn makes loans to Participating Borrowers at rates determined through consideration of the general current market, the Participating Borrower’s positive social and/or environmental impact and the Participating Borrower’s risk level.

The Adviser has licensed use of the Calvert name to CIC and provides other types of support.  An officer of the Adviser serves on the CIC Board and an independent director/trustee on the Fund Board serves as a director emeritus on the CIC Board.

Shareholder Advocacy and Corporate Responsibility

CRM uses strategic engagement and investor advocacy to encourage positive change in companies. Because each Fund invests primarily in debt securities, it does not generally have standing to engage companies by voting proxies, filing shareholder resolutions and other forms of engagement typically available to equity holders.  When other Calvert funds

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hold equity interests in companies whose debt securities are held by a Fund, CRM may take actions on behalf of those funds including, but not limited to, voting proxies, filing shareholder resolutions and/or actions to complement CRM's engagement efforts on behalf of the Fund. CRM's activities may include, but are not limited to:

Direct Dialogue with Company Management. CRM, or its agent, may initiate dialogue with management through phone calls, letters and in-person meetings. Through its interaction, CRM seeks to learn about management’s successes and challenges and to press for improvement on issues of concern.

Proxy Voting.  As a shareholder of the companies in its portfolio, each Fund typically has an opportunity each year to express its views on issues of corporate governance and sustainability at annual stockholder meetings. CRM votes proxies consistent with CRM’s Proxy Voting Policies and Procedures attached to the SAI.

Shareholder Resolutions.  CRM may propose that companies submit resolutions to their shareholders on a variety of ESG issues. CRM believes that submitting shareholder resolutions may help establish dialogue with management and encourage companies to take action.

Management and Organization

Management. Each Fund’s investment adviser is Calvert Research and Management (“CRM”).  CRM’s address is 1825 Connecticut Avenue NW, Suite 400, Washington, DC  20009.  EV LLC (“EV”) serves as trustee of CRM, which is a subsidiary of Eaton Vance Management (“Eaton Vance”).  Prior to March 1, 2021, each of CRM, EV and Eaton Vance were direct or indirect subsidiaries of Eaton Vance Corp. (“EVC”), a Maryland corporation and publicly-held holding company with offices at Two International Place, Boston, Massachusetts 02110.

On March 1, 2021, Morgan Stanley acquired EVC (the “Transaction”), and CRM, Eaton Vance and EV each became an indirect, wholly-owned subsidiary of Morgan Stanley.  In connection with the Transaction, each Fund entered into a new investment advisory agreement with CRM.  Each such agreement was approved by Fund shareholders prior to the consummation of the Transaction and was effective upon its closing. Effective March 1, 2021, any fee reduction agreement previously applicable to a Fund was incorporated into its new investment advisory agreement with its investment adviser, as applicable.

Morgan Stanley (NYSE: MS), whose principal offices are at 1585 Broadway, New York, New York 10036, is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.  As of September 30, 2022, Morgan Stanley’s asset management operations had aggregate assets under management of approximately $1.3 trillion.

Each Fund’s annual shareholder report covering the fiscal period ended September 30 provides information regarding the basis for the Directors’/Trustees’ approval of each Fund’s investment advisory agreement.

Income Fund.  Under its investment advisory agreement for the Fund, CRM receives a monthly advisory fee as follows:

Average Daily Net Assets for the Month	Annual Fee Rate
Up to and including $2 billion	0.40%
Over $2 billion up to and including $7.5 billion	0.375%
Over $7.5 billion up to and including $10 billion	0.35%
Over $10 billion	0.325%

For the fiscal year ended September 30, 2022, the effective annual rate of advisory fee paid to CRM was 0.40% of average daily net assets.  The portfolio managers of the Fund are Vishal Khanduja (since January 2013) and Brian S. Ellis (since November 2015).  Messrs. Khanduja and Ellis are Vice Presidents of CRM, manage other funds and portfolios and have been employed by the Eaton Vance organization for more than five years.

CRM has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 0.95% for Class A shares, 1.70% for Class C shares, 0.70% for Class I shares and 0.65% for Class R6 shares. This expense reimbursement will continue through January 31, 2024. Any amendment to or termination of this reimbursement would require approval of the Board of Trustees. Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than any contractual expense cap in place during such year.

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Short Duration Income Fund.  Pursuant to its investment advisory agreement for the Fund, CRM receives a monthly advisory fee as follows:

Average Daily Net Assets for the Month	Annual Fee Rate
Up to and including $750 million	0.28%
Over $750 million	0.275%

Prior to February 1, 2019, CRM received a monthly advisory fee as follows:

Average Daily Net Assets for the Month	Annual Fee Rate
Up to and including $750 million	0.350%
Over $750 million up to and including $1.5 billion	0.325%
Over $1.5 billion up to and including $3.5 billion	0.300%
Over $3.5 billion	0.275%

For the fiscal year ended September 30, 2022, the effective annual rate of advisory fee paid to CRM was 0.28% of average daily net assets.  The portfolio managers of the Fund are Vishal Khanduja (since January 2013) and Brian S. Ellis (since November 2015).  Additional information about Messrs. Khanduja and Ellis appears above.

CRM has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 0.76% for Class A shares, 1.51% for Class C shares, 0.51% for Class I shares and 0.46% for Class R6 shares. This expense reimbursement will continue through January 31, 2024. Any amendment to or termination of this reimbursement would require approval of the Board of Trustees. Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than any contractual expense cap in place during such year.

Core Bond Fund.  Pursuant to its investment advisory agreement for the Fund, effective February 1, 2021 CRM receives a monthly advisory fee equal to 0.30% annually of the Fund’s average daily net assets.  Prior to February 1, 2021, CRM received a monthly advisory fee equal to 0.40% annually of the Fund’s average daily net assets. For the fiscal year ended September 30, 2022, the effective annual rate of advisory fee paid to CRM was 0.30% of average daily net assets.  The portfolio managers of the Fund are Vishal Khanduja (since January 2013) and Brian S. Ellis (since November 2015).  Additional information about Messrs. Khanduja and Ellis appears above.

High Yield Bond Fund.  Under its investment advisory agreement for the Fund, CRM receives a monthly advisory fee equal to 0.48% annually of the Fund’s average daily net assets. For the fiscal year ended September 30, 2022, the effective annual rate of advisory fee paid to CRM was 0.48% of average daily net assets. The portfolio managers of the Fund are Raphael A. Leeman (since December 31, 2016) and Stephen C. Concannon (since June 2019). Messrs. Leeman and Concannon are Vice Presidents of CRM and have been employed by the Eaton Vance organization for more than five years. Mr. Concannon currently manages other funds and portfolios.

CRM has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.02% for Class A shares, 1.77% for Class C shares, 0.77% for Class I shares and 0.71% for Class R6 shares. This expense reimbursement will continue through January 31, 2024. Any amendment to or termination of this reimbursement would require approval of the Board of Trustees. Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than any contractual expense cap in place during such year.

Bond Fund.  Pursuant to its investment advisory agreement for the Fund, CRM receives a monthly advisory fee as follows:

Average Daily Net Assets for the Month	Annual Fee Rate
Up to and including $1 billion	0.30%
Over $1 billion	0.29%

Calvert Income Funds75Prospectus dated February 1, 2023

Prior to February 1, 2019, CRM received a monthly advisory fee as follows:

Average Daily Net Assets for the Month	Annual Fee Rate
Up to and including $1 billion	0.350%
Over $1 billion	0.325%

For the fiscal year ended September 30, 2022, the effective annual rate of advisory fee paid was 0.29% of average daily net assets.  The portfolio managers of the Fund are Vishal Khanduja (since January 2013) and Brian S. Ellis (since November 2015).  Additional information about Messrs. Khanduja and Ellis appears above.

Green Bond Fund.  Pursuant to its investment advisory agreement for the Fund, CRM receives a monthly advisory fee equal to 0.25% annually of the Fund’s average daily net assets.  Prior to February 1, 2019, CRM received a monthly advisory fee equal to 0.30% annually of the Fund’s average daily net assets. For the fiscal year ended September 30, 2022, the effective annual rate of advisory fee paid to CRM was 0.25% of average daily net assets.  The portfolio managers of the Fund are Vishal Khanduja (since October 2013) and Brian S. Ellis (since November 2015).  Additional information about Messrs. Khanduja and Ellis appears above.

Mortgage Access Fund.  Pursuant to its investment advisory agreement for the Fund, CRM receives a monthly advisory fee equal to 0.28% annually of the Fund’s average daily net assets.  The portfolio managers of the Fund are Andrew Szczurowski and Alexander Payne (each since inception). Messrs. Szczurowski and Payne are Vice Presidents of CRM and have been employees of the Eaton Vance organization for more than five years. They each currently manage other funds.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Fund shares.

CRM serves as administrator of each Fund, providing each Fund with administrative services and related office facilities.  In return, each Class of a Fund is authorized to pay CRM a monthly administrative fee equal to 0.12% annually of average daily net assets.  For the fiscal year ended September 30, 2022, the administrative fee paid to CRM by each Class of a Fund was 0.12% of average daily net assets.

Eaton Vance provides sub-transfer agency and related services to Calvert mutual funds pursuant to a Sub-Transfer Agency Support Services Agreement.  For its services under the agreement, Eaton Vance receives an aggregate fee from such funds equal to its actual expenses incurred in performing such services.

Organization. Core Bond Fund, High Yield Bond Fund, Income Fund, Mortgage Access Fund and Short Duration Income Fund are each series of The Calvert Fund, a Massachusetts business trust, Bond Fund is a series of Calvert Social Investment Fund, a Massachusetts business trust and Green Bond Fund is a series of Calvert Impact Fund, Inc., a Maryland corporation.  Each Fund offers multiple classes of shares.  Each Class represents a pro rata interest in a Fund but is subject to different expenses and rights.  The Funds do not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (such as electing or removing Trustees/Directors, approving management or advisory contracts or changing investment policies that may only be changed with shareholder approval).

Because the Funds use this combined Prospectus, a Fund could be held liable for a misstatement or omission made about another Fund.

Valuing Shares

You may buy or sell (redeem) shares of each Fund at the NAV next determined for the class after receipt of your order in good order, plus any applicable sales charge. Each Fund’s NAV is determined as of the close of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business (typically Monday through Friday) (the “Pricing Time”). Each Fund is closed for business and will not issue a NAV on the following business holidays and any other business day that the NYSE is closed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  On holidays or other days when the NYSE is closed, the NAV is generally not calculated and a Fund generally does not transact purchase or redemption requests.  However, on those days, the value of a Fund’s assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.  In addition, trading of securities that are primarily listed on foreign exchanges may take place on weekends and other days when a Fund does not price its interests or transact purchase or redemption requests.

Calvert Income Funds76Prospectus dated February 1, 2023

If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, a Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as its investment adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the investment adviser’s opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the investment adviser in accordance with applicable fair value pricing policies and in accordance with applicable law. A Fund may elect to remain open and price its shares on days when the NYSE is closed but the primary securities markets on which the Fund’s securities trade remain open. Therefore, to the extent, if any, that a Fund invests in securities primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares. When purchasing or redeeming Fund shares through a financial intermediary, your financial intermediary must receive your order by the close of regular trading on the NYSE in order for the purchase price or the redemption price to be based on that day’s net asset value per share. It is the financial intermediary’s responsibility to transmit orders promptly. Each Fund may accept purchase and redemption orders as of the time of their receipt by certain financial intermediaries (or their designated intermediaries).

The Board has adopted procedures for valuing investments (the “Procedures”) and has delegated to its investment adviser(s), as valuation designee, the daily valuation of such investments. Pursuant to the Procedures, securities and other investments held by a Fund for which market quotations are readily available are generally valued at market value. Exchange-listed investments (including certain derivatives) are normally valued at last sale or closing prices.  Exchange-traded options are valued at the mean of the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options, or by the relevant exchange or board of trade for non-U.S. listed options.  Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services.  Most loans and other debt obligations are valued using prices supplied by one or more pricing services.

Pursuant to the Procedures, if market quotations are not readily available (or otherwise not reliable) for a particular investment, the fair value of the investment will be determined by the investment adviser(s), as valuation designee. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that a Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. As such, a Fund will use fair value pricing if, for example, market prices or a pricing service's prices (as applicable) are unavailable or deemed unreliable, or if events occur after the close of a securities market (usually a foreign market) and before portfolio assets are valued that cause or are likely to cause a market quotation to be unavailable or unreliable, such as corporate actions, regulatory news, or natural disasters or governmental actions that may affect investments in a particular sector, country or region. In addition, for foreign equity securities and total return swaps and futures contracts on foreign indices that meet certain criteria, the Board has approved the use of a fair value service that values such investments to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other investments that have a strong correlation to the fair valued investments.  An investment that is fair valued may be valued at a price higher or lower than (i) actual market quotations, (ii) the value determined by other funds using their own fair valuation procedures, or (iii) the price at which the investment could have been sold during the period in which fair valuation was used with respect to such investment to calculate a Fund’s NAV. Because foreign investments held by a Fund, if any, may trade on days when Fund shares are not priced, the value of such investments, and thus the net asset value of a Fund’s shares, can change on days when Fund shares cannot be redeemed or purchased. CRM has established a Valuation Committee that oversees the valuation of investments.

Purchasing Shares

Set forth below is information about the manner in which each Fund offers shares. A financial intermediary may offer Fund shares subject to variations in or elimination of the Fund sales charges (“variations”), provided such variations are described in this Prospectus. All variations described in Appendix B are applied by, and the responsibility of, the identified financial intermediary. Sales charge variations may apply to purchases, sales, exchanges and reinvestments of Fund shares and a shareholder transacting in Fund shares through an intermediary identified on Appendix B should read the terms and conditions of Appendix B carefully. See also “Shareholder Account Features – ‘Street Name’ Accounts.” For the variations applicable to shares offered through certain financial intermediaries, please see Appendix B – Financial Intermediary Sales Charge Variations. A variation that is specific to a particular financial intermediary is not applicable to shares held directly with a Fund or through another intermediary.

You may purchase shares through your financial intermediary or by mailing an account application form to the transfer agent (see back cover for address).  Purchase orders will be executed at the net asset value (plus any applicable sales charge) next determined after their receipt in proper form (meaning that the order is complete and contains all necessary

Calvert Income Funds77Prospectus dated February 1, 2023

information) by a Fund’s transfer agent.  A Fund’s transfer agent or your financial intermediary must receive your purchase in proper form no later than the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) for your purchase to be effected at that day’s net asset value.  If you purchase shares through a financial intermediary, that intermediary may charge you a fee for executing the purchase for you.

Each Fund may suspend the sale of its shares at any time and any purchase order may be refused for any reason.  The U.S. registered Calvert funds generally do not accept investments from residents of the European Union, the United Kingdom or Switzerland.  The Calvert funds also do not accept investments from other non-U.S. residents, provided that a fund may accept investments from certain non-U.S. investors at the discretion of the principal underwriter.  The Funds do not issue share certificates.

As used throughout this Prospectus, the term “employer sponsored retirement plan” includes the following: an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Code (such as a 401(k) plan, money purchase pension, profit sharing and defined benefit plan); ERISA covered 403(b) plan; Taft-Hartley multi-employer plan; and non-qualified deferred compensation arrangements that operate in a similar manner to a qualified retirement plan (including 457 plans and executive deferred compensation arrangements). Individual Retirement Accounts (“IRAs”) are not employer sponsored retirement plans for purposes of this definition.

Class A and Class C Shares

Your initial investment must be at least $1,000.  After your initial investment, additional investments may be made in any amount at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address).  Please include your name and account number and the name of the Fund and Class of shares with each investment.  Each Fund no longer accepts direct purchases of Class C shares by accounts for which no broker-dealer or other financial intermediary is specified.  Any direct purchase received by a Fund's transfer agent for Class C shares for such accounts will automatically be invested in Class A shares.

The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts, certain group purchase plans (including employer sponsored retirement plans and proprietary fee-based programs sponsored by financial intermediaries) and for persons affiliated with CRM, its affiliates and certain Fund service providers (as described in the SAI).

Class I Shares

Your initial investment must be at least $1,000,000, except as noted below.  Class I shares are offered to clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform.  Such clients may include individuals, corporations, endowments, foundations and employer sponsored retirement plans.  Class I shares may also be available through brokerage platforms of broker-dealer firms that have agreements with a Fund’s principal underwriter to offer Class I shares solely when acting as an agent for the investor.  An investor acquiring Class I shares through such platforms may be required to pay a commission and/or other forms of compensation to the broker.  Each Fund offers other share classes that have different fees and expenses. Class I shares also are offered to investment and institutional clients of CRM and its affiliates and certain persons affiliated with CRM.

The Class I minimum initial investment is waived for persons affiliated with CRM, its affiliates and certain Fund service providers (as described in the SAI). The minimum initial investment also is waived for: (i) permitted exchanges; (ii) employer sponsored retirement plans; (iii) corporations, endowments and foundations with assets of at least $100 million; (iv) Class I shares purchased through the brokerage platforms described above; and (v) accounts of clients of financial intermediaries who (a) charge an ongoing fee for advisory, investment, consulting or similar services, or (b) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform (in each case, as described above).

Class I shares may be purchased through a financial intermediary or by requesting your bank to transmit immediately available funds (Federal Funds) by wire.  To make an initial investment by wire, you must complete an account application and telephone Calvert Shareholder Services at 1-800-368-2745 to be assigned an account number.  You may request an account application by calling 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:30 p.m. (Eastern Time) and Friday, 9:00 a.m. to 5:00 p.m. (Eastern Time).  Shareholder Services must be advised by telephone of each additional investment by wire.

Calvert Income Funds78Prospectus dated February 1, 2023

Class R6 Shares

Class R6 shares are offered to employer sponsored retirement plans held in plan level or omnibus accounts; endowments; foundations; local, city, and state governmental institutions; corporations; charitable trusts; trust companies; private banks and their affiliates; and insurance companies; investors who purchase shares through asset-based fee programs of certain financial intermediaries that have entered into an agreement with the Fund’s principal underwriter to offer Class R6 shares through such programs; and investment companies. In order to offer Class R6 shares to investors other than employer sponsored retirement plans, a financial intermediary must enter into a written agreement with the Fund’s principal underwriter to offer such shares.

There is no initial investment minimum for:  employer sponsored retirement plans; private banks and their affiliates; investors who purchase shares through asset-based fee programs as described above, provided the aggregate value of such program’s assets under management invested in Calvert funds is at least $5,000,000; and investment companies sponsored by the Calvert organization. For all other eligible investors, the initial investment must be at least $5,000,000. Subsequent investments of any amount may be made at any time. Please call 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:30 p.m. (Eastern Time) and Friday, 9:00 a.m. to 5:00 p.m. (Eastern Time) for further information.

Class R6 shares may be purchased through a financial intermediary or by requesting your bank to transmit immediately available funds (Federal Funds) by wire. To make an initial investment by wire, you must complete an account application and telephone Calvert Shareholder Services at 1-800-368-2745 to be assigned an account number. You may request an account application by calling 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:30 p.m. (Eastern Time) and Friday, 9:00 a.m. to 5:00 p.m. (Eastern Time). Shareholder Services must be advised by telephone of each additional investment by wire.

Subsequent Investments. Subsequent investments of any amount may be made at any time, including through automatic investment each month or quarter from your bank account. You may make automatic investments of $50 or more each month or each quarter from your bank account provided such investments equal a minimum of $200 per year. You can establish bank automated investing on the account application or by providing written instructions to the Fund’s transfer agent. Please call 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:30 p.m. (Eastern Time) and Friday, 9:00 a.m. to 5:00 p.m. (Eastern Time) for further information.

You also may make additional investments by accessing your account via the Calvert website at www.calvert.com. The trade date of purchases made through the Internet from a pre-designated bank account will be the day the purchase is requested through the Calvert website (provided the request is on a business day and submitted no later than the close of regular trading on the NYSE). For more information about purchasing shares through the Internet, please call 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:30 p.m. (Eastern Time) and Friday, 9:00 a.m. to 5:00 p.m. (Eastern Time).

Inactive Accounts.  In accordance with state “unclaimed property” (also known as “escheatment”) laws, your Fund shares may legally be considered abandoned and required to be transferred to the relevant state if no account activity or contact with the Fund or your financial intermediary occurs within a specified period of time.  Please initiate contact a least once per calendar year and maintain a current and valid mailing address on record for your account.  For more information, please see https://www.calvert.com/mutual-funds-and-abandoned-property.php or please contact us at 1-800-368-2745.

Restrictions on Excessive Trading and Market Timing.  The Funds are not intended for excessive trading or market timing.  Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall.  By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales (including exchanges, if permitted) of a fund’s shares may dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management.  In particular, excessive purchases and sales of a fund’s shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

A fund that invests all or a portion of its assets in foreign securities may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of fund share prices that may not reflect developments in a foreign securities market that occur after the close of such market but prior to the pricing of fund shares.  In addition, a fund that invests in securities that are, among other things, thinly traded, traded infrequently or illiquid, is susceptible to the risk that the current market price for such securities may not accurately reflect current market values.  A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as “price arbitrage”).  The investment adviser is authorized to use the fair value of a security if prices are unavailable or are deemed unreliable

Calvert Income Funds79Prospectus dated February 1, 2023

(see “Valuing Shares”).  The use of fair value pricing and the restrictions on excessive trading and market timing described below are intended to reduce a shareholder’s ability to engage in price or time zone arbitrage to the detriment of the Funds.

The Boards of the Calvert funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects (the “Policy”).  Under the Policy, the Board has delegated to Eaton Vance, acting in its capacity as the Fund’s sub-transfer agent, the responsibility to reject or cancel a purchase order, suspend or terminate an exchange privilege or terminate the ability of a shareholder to invest in the Calvert funds if Eaton Vance determines that a proposed transaction involves market timing or excessive trading that it believes is likely to be detrimental to a Fund.

Pursuant to the Policy, “two round-trips” completed by a Fund shareholder within 90 days through one or more accounts (the “Limitation”) generally will be deemed to be indicative of market timing or trading excessively in fund shares.  A “round trip” is defined as a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the Fund.  Purchases and redemptions subject to the Limitation include those made by exchanging to or from another fund. Eaton Vance will evaluate transactions in Fund shares that violate the Limitation to determine whether they are likely to be detrimental to the Fund. In making such a determination, Eaton Vance may consider various factors, such as the amount, frequency and nature of trading activity. If such a determination is made, a Fund shareholder may be subject to restrictions on trading Fund shares, as described above.  Eaton Vance uses reasonable efforts to detect market timing and excessive trading activity that is likely to be detrimental to a Fund, but it cannot ensure that it will be able to identify all such cases.  Eaton Vance may also reject or cancel any purchase order (including an exchange) from a shareholder or group of shareholders for any other reason.  In applying the Policy, and in particular when determining whether a transaction is likely to be detrimental to a Fund, Eaton Vance will be required to make judgments that are inherently subjective and will depend on the specific facts and circumstances. Such determinations will be made in a manner believed to be in the best interest of a Fund’s shareholders.  No Calvert fund has any arrangement to permit market timing.

The following Fund share transactions generally are exempt from the Policy because they generally do not raise market timing or excessive trading concerns:

•transactions (i) made pursuant to a Fund’s systematic purchase, exchange or redemption plan, (ii) made as the result of automatic reinvestment of dividends or distributions, or (iii) initiated by a Fund (e.g., for transactions due to a failure to meet applicable account minimums);

•transactions made by participants in employer sponsored retirement plans involving (i) participant payroll or employer contributions or loan repayments, (ii) redemptions as part of plan terminations or at the direction of the plan, mandatory retirement distributions, or (iii) rollovers;

•transactions in shares of Calvert Ultra-Short Duration Income Fund; or

•investments in a fund by ReFlow in connection with the ReFlow liquidity program (if applicable to a Fund, the ReFlow liquidity program is described under “Investment Objectives & Principal Policies and Risks” above).

The following Fund share transactions generally are exempt from the Limitation; however, these transactions are subject to monitoring by Eaton Vance and may be subject to restrictions if deemed likely to be detrimental to a Fund:

•transactions made by model-based discretionary advisory accounts; or

•transactions made by funds that invest in a Fund as part of an asset reallocation in accordance with their investment policies or in response to Fund inflows and outflows.

It may be difficult for Eaton Vance to identify market timing or excessive trading in omnibus accounts traded through financial intermediaries.  Eaton Vance has provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies and retirement administrators) concerning the application of the Policy to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to a Fund.  Eaton Vance may rely on a financial intermediary’s policy to restrict market timing and excessive trading if it believes that policy is likely to prevent market timing that is likely to be detrimental to the Fund.  Such policy may be more or less restrictive than the Policy.  Although Eaton Vance reviews trading activity at the omnibus account level for activity that indicates potential market timing or excessive trading activity, Eaton Vance typically will not request or receive individual account data unless suspicious trading activity is identified.  Eaton Vance generally relies on financial intermediaries to monitor trading activity in omnibus accounts in good faith in accordance with their own policies or the Policy.  Eaton Vance cannot ensure that these financial intermediaries will in all cases apply the Policy or their own policies, as the case may be, to accounts under their control.

Calvert Income Funds80Prospectus dated February 1, 2023

Choosing a Share Class. Each Fund offers different classes of shares.  The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and privileges, and will likely have different share prices due to differences in class expenses.  A share class also may be subject to a sales charge.  In choosing the class of shares that suits your investment needs, you should consider:

•how long you expect to own your shares;

•how much you intend to invest; and

•the total operating expenses associated with owning each class.

Each investor’s considerations are different.  You should speak with your financial intermediary to help you decide which class of shares to purchase.  Set forth below is a brief description of each class of shares offered by the Funds.

Class A shares are offered at net asset value plus a front-end sales charge of up to 3.25% (2.25% for Short Duration Income Fund).  This charge is deducted from the amount you invest.  The Class A sales charge is reduced for purchases of $100,000 or more.  The sales charge applicable to your purchase may be reduced under the right of accumulation or a statement of intention, which are described in “Reducing or Eliminating Class A Sales Charges” under “Sales Charges” below.  Some investors may be eligible to purchase Class A shares at net asset value under certain circumstances, which are also described below.  Class A shares pay distribution and service fees equal to 0.25% (0.20% in the case of Bond Fund) annually of average daily net assets.

Class C shares are offered through financial intermediaries at net asset value with no front-end sales charge.  If you sell your Class C shares within 12 months of purchase, you generally will be subject to a contingent deferred sales charge or “CDSC.”  The CDSC is deducted from your redemption proceeds.  Under certain circumstances, the CDSC for Class C may be waived (such as certain redemptions from employer sponsored retirement plans).  See “CDSC Waivers” under “Sales Charges” below.  Class C shares pay distribution and service fees equal to 1.00% annually of average daily net assets.  Orders for Class C shares of one or more Calvert funds will be refused when the total value of the purchase (including the aggregate market value of all Calvert fund shares held within the purchasing shareholder’s account(s)) is $1 million or more.   Investors considering cumulative purchases of $500,000 ($250,000 for Short Duration Income Fund) or more should consider whether another Class of shares would be more appropriate and consult their financial intermediary.  Each Fund no longer accepts direct purchases of Class C shares by accounts for which no broker-dealer or other financial intermediary is specified.  Any direct purchase received by a Fund’s transfer agent for Class C shares for such accounts will automatically be invested in Class A shares.  In addition, Class C shares held in an account for which no financial intermediary is specified and which are not subject to a CDSC will periodically be converted to Class A shares.

Class I shares are offered to clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform.  Such clients may include individuals, corporations, endowments, foundations and employer sponsored retirement plans.  Class I shares may also be available through brokerage platforms of broker-dealer firms that have agreements with the Fund’s principal underwriter to offer Class I shares solely when acting as an agent for the investor.  An investor acquiring Class I shares through such platforms may be required to pay a commission and/or other forms of compensation to the broker.  Class I shares are also offered to investment and institutional clients of CRM and its affiliates, and certain persons affiliated with CRM (including employees, officers and directors of CRM’s affiliates). Class I shares do not pay distribution or service fees.

Class R6 shares are offered at net asset value to employer sponsored retirement plans and certain other investors as described under “Class R6 Shares” above. Class R6 shares are not subject to distribution fees, service fees or sub-accounting/recordkeeping or similar fees paid to financial intermediaries.

Payments to Financial Intermediaries. In addition to payments disclosed under “Sales Charges” below, the principal underwriter, out of its own resources, may make cash payments to certain financial intermediaries (which may include affiliates of the principal underwriter and investment adviser) who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Calvert funds in preferred or specialized selling programs.  Payments made by the principal underwriter to a financial intermediary may be significant and are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that financial intermediary.  Financial intermediaries also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Calvert funds.  The principal underwriter may pay or allow other promotional incentives or payments to financial intermediaries to the extent permitted by applicable laws and regulations.

Calvert Income Funds81Prospectus dated February 1, 2023

Certain financial intermediaries that maintain fund accounts for the benefit of their customers provide sub-accounting, recordkeeping and/or administrative services to the Calvert funds and are compensated for such services by the funds, provided that no such compensation is paid with respect to Class R6 shares.  As used in this Prospectus, the term “financial intermediary” includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, a retirement plan and/or its administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.

Sales Charges

Class A Front-End Sales Charge.  Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment.  The current sales charge schedule is:

Amount of Purchase Income Fund, Core Bond Fund, High Yield Bond Fund, Bond Fund, Green Bond Fund and Mortgage Access Fund	Sales Charge* as a Percentage of Offering Price	Sales Charge* as a Percentage of Net Amount Invested	Dealer Commission as a Percentage of Offering Price
Less than $100,000	3.25%	3.36%	2.75%
$100,000 but less than $250,000	2.00%	2.04%	1.50%
$250,000 but less than $500,000	1.00%	1.01%	0.50%
$500,000 or more	0.00**	0.00**	TIERED**

Short Duration Income Fund	Sales Charge* as a Percentage of Offering Price	Sales Charge* as a Percentage of Net Amount Invested	Dealer Commission as a Percentage of Offering Price
Less than $100,000	2.25%	2.30%	2.00%
$100,000 but less than $250,000	1.00%	1.01%	0.75%
$250,000 or more	0.00***	0.00***	TIERED***

*Because the Offering Price per share, which includes the front-end sales charge, is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.

**No sales charge is payable at the time of purchase on investments of $500,000 or more. The principal underwriter will pay a commission to financial intermediaries on sales of $500,000 or more as follows: 0.75% on amounts of $500,000 or more but less than $4 million; plus 0.50% on amounts of $4 million but less than $15 million; plus 0.25% on amounts of $15 million or more. A CDSC of 0.75% will be imposed on such investments (as described below) in the event of redemptions within 12 months of purchase.

***No sales charge is payable at the time of purchase on investments of $250,000 or more. The principal underwriter will pay a commission to financial intermediaries on sales of $250,000 or more as follows: 0.25% on amounts of $250,000 or more but less than $4 million; plus 0.20% on amounts of $4 million but less than $15 million; plus 0.15% on amounts of $15 million or more. A CDSC of 0.25% will be imposed on such investments (as described below) in the event of redemptions within 12 months of purchase.

Reducing or Eliminating Class A Sales Charges.  Front-end sales charges on purchases of Class A shares may be reduced under the right of accumulation or under a statement of intention.  To receive a reduced sales charge, you must inform your financial intermediary or a Fund at the time you purchase shares that you qualify for such a reduction.  If you do not let your financial intermediary or the Fund know you are eligible for a reduced sales charge at the time of purchase, you will not receive the discount to which you may otherwise be entitled.

Right of Accumulation.  Under the right of accumulation, the sales charge you pay is reduced if the current market value of your holdings in a Fund or any other Calvert fund (based on the current maximum public offering price) plus your new purchase total $100,000 or more.  Shares owned by you, your spouse and children under age twenty-one may be combined for purposes of the right of accumulation, including shares held for the benefit of any of you in omnibus or “street name” accounts.  In addition, shares held in a trust or fiduciary account of which any of the foregoing persons is the sole beneficiary (including employer sponsored retirement plans and IRAs) may be combined for purposes of the right of accumulation.  Shares purchased and/or owned in a SEP, SARSEP and SIMPLE IRA plan may be combined for purposes of the right of accumulation for the plan and its participants.  You may be required to provide documentation to establish your ownership of shares included under the right of accumulation (such as account statements for you, your spouse and children or marriage certificates, birth certificates and/or trust or other fiduciary-related documents).

Calvert Income Funds82Prospectus dated February 1, 2023

Statement of Intention.  Under a statement of intention, purchases of $100,000 or more made over a 13-month period are eligible for reduced sales charges.  Shares eligible under the right of accumulation (other than those included in employer sponsored retirement plans) may be included to satisfy the amount to be purchased under a statement of intention.  Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires.  A statement of intention does not obligate you to purchase (or a Fund to sell) the full amount indicated in the statement.  If during the 13-month period you redeem any of the shares that you purchased pursuant to the statement of intention, the value of the redeemed shares will not be included for purposes of satisfying your statement of intention.  For additional information about statements of intention, see “Sales Charges” in the SAI.

Class A shares are offered at net asset value (without a sales charge) to accounts of clients of financial intermediaries who (i) charge an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class A shares through a no-load network or platform, or self-directed brokerage accounts that may or may not charge transaction fees to customers; or (iii) employer sponsored retirement plans.   Class A shares also are offered at net asset value to investment and institutional clients of CRM and its affiliates; certain persons affiliated with CRM; direct purchases of shares by accounts where no financial intermediary is specified; and to certain fund service providers as described in the SAI.  Class A shares are also offered at net asset value to shareholders who make a permitted direct transfer or roll-over to a Calvert prototype IRA from an employer-sponsored retirement plan previously invested in Calvert funds (applicable only to the portion previously invested in Calvert funds), provided that sufficient documentation is provided to the transfer agent of such transfer or roll-over at the time of the account opening.  Class A shares may also be purchased at net asset value pursuant to the exchange privilege and when distributions are reinvested.  A financial intermediary may not, in accordance with its policies and procedures, offer one or more of the waiver categories described above and shareholders should consult their financial intermediary for more information.  The Fund may eliminate, modify or add to the terms of these sales charge waivers at any time without providing notice to shareholders.

Contingent Deferred Sales Charge.  Class A and Class C shares are subject to a CDSC on certain redemptions.  The CDSC generally is paid to the principal underwriter.  Class A shares purchased at net asset value in amounts of $500,000 or more are subject to a 0.75% CDSC if redeemed within 12 months of purchase for all Funds except Short Duration Income Fund.  Class A shares of Short Duration Income Fund purchased at net asset value in amounts of $250,000 or more will be subject to a 0.25% CDSC if redeemed within 12 months of purchase.  Class C shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase.  CDSCs are based on the lower of the net asset value at the time of purchase or at the time of redemption. Shares acquired through the reinvestment of distributions are exempt from the CDSC. Redemptions are made first from shares that are not subject to a CDSC.

The sales commission payable to financial intermediaries in connection with sales of Class C shares is described under “Distribution and Service Fees” below.

CDSC Waivers. CDSCs are waived for certain redemptions pursuant to a Withdrawal Plan (see “Shareholder Account Features”) and in connection with certain redemptions from employer sponsored retirement plans or IRAs to satisfy required minimum distributions or to return excess contributions made to IRAs, if applicable.  The CDSC is also waived following the death of a beneficial owner of shares (a death certificate and other applicable documents may be required). In addition, redemptions of Class C shares by certain employer sponsored retirement plans are not subject to a CDSC if the principal underwriter did not compensate such plans' financial intermediary at the time of sale as described under “Distribution and Service Fees.”

Conversion Feature.  Effective November 5, 2020 (the “Effective Date”), Class C shares of a Fund will convert automatically to Class A shares of the Fund during the month following the eight year anniversary of the purchase of such Class C shares. If a financial intermediary that maintains a Class C shareholder’s account has not tracked the holding period for Class C shares, Class C shares held as of the Effective Date will automatically convert to Class A shares eight years after the Effective Date. In addition, Class C shares held in an account with each Fund’s transfer agent for which no financial intermediary is specified and that are not subject to a CDSC will be converted to Class A shares of the Fund periodically.

In some circumstances, the Board may determine to cease to offer and subsequently close an existing class of Fund shares. In such circumstances, the Fund may automatically convert the shares for such class into another share class, subject to prior notice to shareholders of the impacted class. Any such conversion will occur at the respective net asset value of each class as of the conversion date without the imposition of any fee or other charges by the Fund.

Distribution and Service Fees. Class A and Class C shares have in effect plans under Rule 12b-1 that allow each Fund to pay distribution fees for the sale and distribution of shares and service fees for personal and/or shareholder account services (so-called “12b-1 fees”).  Class C shares pay distribution fees to the principal underwriter of 0.75% of average

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daily net assets annually.  Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges.  The principal underwriter generally compensates financial intermediaries on sales of Class C shares (except exchange transactions and reinvestments) in an amount equal to 1.00% of the purchase price of the shares.  After the first year, such financial intermediaries also receive 0.75% of the value of outstanding Class C shares sold by such financial intermediaries in annual distribution fees.  With respect to purchases of Class C shares by certain employer sponsored retirement plans, the principal underwriter does not compensate the financial intermediary at the time of sale.  In such cases, the financial intermediary receives 0.75% of the value of outstanding Class C shares sold by such financial intermediary in annual distribution fees immediately after the sale.  Class C shares also pay service fees to the principal underwriter equal to 0.25% of average daily net assets annually.  Class A shares pay distribution and service fees equal to 0.25% of average daily net assets annually (0.20% of average daily net assets annually for Bond Fund).  After the sale of Class A shares, the principal underwriter receives the Class A distribution and service fees and generally the financial intermediary receives such fees immediately after the sale.  Financial intermediaries also generally receive 0.05% of average daily net assets annually from the principal underwriter on Class A shares of Bond Fund.  After the sale of Class C shares, the principal underwriter generally receives the Class C service fees for one year, thereafter financial intermediaries generally receive such fees.  With respect to purchases of Class C shares by certain employer sponsored retirement plans, the financial intermediary also receives the service fees from the principal underwriter immediately after the sale.  Such amounts are generally paid to financial intermediaries by the principal underwriter based on the value of shares sold by such financial intermediaries for shareholder servicing performed by such intermediaries.  Distribution and service fees are subject to the limitations contained in the sales charge rule of the Financial Industry Regulatory Authority, Inc.

More information about Fund sales charges is available free of charge on the Calvert website at www.calvert.com and in the SAI.  Please consult the Calvert website for any updates to Fund sales charge information before making a purchase of Fund shares.  Please consult your financial intermediary with respect to any sales charge variations listed on Appendix B.

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Redeeming Shares

You can redeem shares in any of the following ways:

By Mail

Send your request to the transfer agent (see back cover for address). The request must be signed exactly as your account is registered (for instance, a joint account must be signed by all registered owners to be accepted) and a Medallion signature guarantee may be required.  Circumstances that may require a Medallion signature guarantee include, but are not limited to, requests to distribute redemption proceeds to a party other than the registered account owner(s); requests to mail redemption proceeds to an address other than the address of record; requests to distribute proceeds to a bank account not on file; requests to re-issue uncashed checks representing redemption proceeds; or transaction requests from an account beneficiary when an account owner is deceased.  You can obtain a Medallion signature guarantee at banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations that participate in The Securities Transfer Agents Medallion Program, Inc. (STAMP, Inc.).  Only Medallion signature guarantees issued in accordance with STAMP, Inc. will be accepted.  You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.

By Telephone

Certain shareholders can redeem by calling 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:30 p.m. (Eastern Time) and Friday, 9:00 a.m. to 5:00 p.m. (Eastern Time). Proceeds of a telephone redemption are generally limited to $100,000 per account (which may include shares of one or more Calvert funds) and can be sent only to the account address or to a bank pursuant to prior instructions.

By Internet

Certain shareholders can redeem by logging on to the Calvert website at www.calvert.com. Proceeds of internet redemptions are generally limited to $100,000 per account (which may include shares of one or more Calvert funds) and can be sent only to the account address or to a bank pursuant to prior instructions.

For Additional Information	Please call 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:30 p.m. (Eastern Time) and Friday, 9:00 a.m. to 5:00 p.m. (Eastern Time).
Through a Financial Intermediary	Your financial intermediary is responsible for transmitting the order promptly. A financial intermediary may charge a fee for this service.

A redemption may be requested by sending a Medallion signature guaranteed letter of instruction to the transfer agent (see back cover for address) or, for telephone redemptions as described above, by calling 1-800-368-2745. Certain redemption requests, including those involving shares held by certain corporations, trusts or certain other entities and shares that are subject to certain fiduciary arrangements, may require additional documentation and may be redeemed only by mail.  The Funds' transfer agent or your financial intermediary must receive your redemption in proper form (meaning that it is complete and contains all necessary information) no later than the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) for your redemption to be effected at that day’s net asset value.  Redemption proceeds are reduced by the amount of any applicable CDSC and any federal income and state tax required to be withheld.

Redemption proceeds typically are paid to the redeeming shareholder in cash up to two business days after the redemption, but payment could take up to seven days, as permitted by the 1940 Act for the reasons discussed below.  The actual number of days following receipt of a redemption request in which the Fund typically expects to pay redemption proceeds generally will depend on how you hold your shares with the Fund.

If your shares are held in a “street name” account with a financial intermediary (see “Shareholder Account Features – ‘Street Name’ Accounts”), your intermediary will elect through National Securities Clearing Corporation (“NSCC”) to settle redemptions either one business day or two business days after the redemption date and redemption proceeds normally will be wired to your financial intermediary on the settlement date pursuant to that election.

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If your shares are held directly with the Funds' transfer agent, redemptions normally will be settled in one business day after the redemption date and redemption proceeds will be sent by regular mail on such date.  However, if you have given proper written authorization in advance, you may request that redemption proceeds be wired on the settlement date directly to your bank account in any bank in the United States.  While not currently charged by a Fund, you may be required to pay a wire transfer fee by your bank. If you request expedited mail delivery of your redemption proceeds and the Fund is able to accommodate your request, charges may apply. You may redeem all or a portion of the shares from your account on any day the Fund is open for business, provided the amount requested is not on hold or held in escrow pursuant to a statement of intention.  When you purchase by check or with ACH funds transfer, the purchase will be on hold for up to 10 days from the date of receipt.  During the hold period, redemption proceeds will not be sent until the transfer agent is reasonably satisfied that the purchase payment has been collected.

Each Fund typically expects to meet redemption requests by (i) distributing any cash holdings, (ii) selling portfolio investments and/or (iii) borrowing from a bank under a line of credit.  In addition to the foregoing, the Fund also may distribute securities as payment (a so-called “redemption in-kind”), in which case the redeeming shareholder may pay fees and commissions to convert the securities to cash.  Unless requested by a shareholder, each Fund generally expects to limit use of redemption in-kind to stressed market conditions, but is permitted to do so in other circumstances.  A shareholder who wishes to receive redemption proceeds in-kind must notify a Fund on or before submitting the redemption request by calling 1-800-368-2745. Securities distributed in a redemption in-kind would be valued pursuant to each Fund’s valuation procedures and selected by the investment adviser. If a shareholder receives securities in a redemption in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash and the value of such securities would be subject to price fluctuations until sold.  There can be no assurance that each Fund will manage liquidity successfully in all market environments. As a result, a Fund may not be able to pay redemption proceeds in a timely fashion because of unusual market conditions, an unusually high volume of redemption requests or other factors.  Additional information about redemptions in-kind, including the procedures for submitting such redemption requests, is contained in each Fund’s SAI.

If your account value falls below $750, you may be asked either to add to your account or redeem it within 60 days.  If you take no action, your account will be redeemed at net asset value and the proceeds sent to you.

Shareholder Account Features

Distributions.  You may have your Fund distributions paid in one of the following ways:

• Full Reinvest Option	Distributions are reinvested in additional shares. This option will be assigned if you do not specify an option.
• Partial Reinvest Option	Dividends and short-term capital gains are paid in cash* and long-term capital gains are reinvested in additional shares.
• Cash Option	Distributions are paid in cash.*
• Exchange Option

Distributions are reinvested in additional shares of any class of another Calvert fund chosen by you, subject to the terms of that fund’s prospectus.  Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives, risks, and charges and expenses carefully.

*If any distribution check remains uncashed for six months, CRM reserves the right to invest the amount represented by the check in Fund shares at the then-current net asset value of the Fund and all future distributions will be reinvested.  For accounts held directly with the Fund’s transfer agent for which the shareholder has elected to receive distributions via check, any distribution (dividend or capital gain) under $10.00 is automatically reinvested in additional shares regardless of your elected distribution option.

Information about the Funds.  From time to time, you may receive the following:

•Semiannual and annual reports containing a list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, performance information and financial statements.

•Periodic account statements, showing recent activity and total share balance.

•Tax information needed to prepare your income tax returns.

•Proxy materials, in the event a shareholder vote is required.

•Special notices about significant events affecting your Fund.

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Most fund information (including semiannual and annual reports, prospectuses and proxy statements) as well as your periodic account statements can be delivered electronically.  For more information please go to www.calvert.com.

You may be contacted via mail, telephone or by electronic means by officers of a Fund, by personnel of the investment adviser or administrator, by the Fund’s transfer agent, by broker-dealer firms, or by a professional solicitation organization in connection with a solicitation of proxies for a meeting of Fund shareholders.

The Calvert funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics.  A description of these policies and procedures is provided below and additionally in the SAI.  Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

Each Fund will file information regarding its portfolio holdings with the SEC on its Form N-PORT.  Each Fund’s annual and semiannual reports (as filed on Form N-CSR) and certain information filed on Form N-PORT may be viewed on the SEC’s website (www.sec.gov).  The most recent fiscal quarter-end holdings may also be viewed on the Calvert website (www.calvert.com).  Portfolio holdings information that is filed with the SEC is posted on the Calvert website approximately 60 days after the end of the quarter to which it relates.  Portfolio holdings information as of each month end is posted to the website approximately one month after such month end.  Each Fund also posts information about certain portfolio characteristics (such as top ten holdings and asset allocation) at least quarterly on the Calvert website approximately ten business days after the period and each Fund may also post performance attribution as of a month end or more frequently if deemed appropriate.

Withdrawal Plan.  You may redeem shares on a regular periodic basis by establishing a systematic withdrawal plan.  Withdrawals will not be subject to any applicable CDSC if they are, in the aggregate, less than or equal to 12% annually of the greater of either the initial account balance or the current account balance.  Because purchases of Class A shares are generally subject to an initial sales charge, Class A shareholders should not make withdrawals from their accounts while also making purchases.

Exchange Privilege.  Each class of Fund shares may be exchanged for shares of the same Class of another Calvert fund. Exchanges are made at net asset value.  If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate.  For purposes of the CDSC, your shares will continue to age from the date of your original purchase of Fund shares.  Except as described below, any class of shares of a fund may be exchanged for any other class of shares of that fund, provided that the shares being exchanged are no longer subject to a CDSC and the conditions for investing in the other class of shares described in the applicable prospectus are satisfied.  Class C shares are not permitted to be exchanged to Class A shares unless the CDSC has expired and the exchange is made to facilitate the shareholder's participation in a fee-based advisory program.  See also Appendix B to this Prospectus.

Before exchanging, you should read the prospectus of the new fund carefully.  Exchanges are subject to the terms applicable to purchases of the new fund’s shares as set forth in its prospectus.  If you wish to exchange shares, write to the transfer agent (see back cover for address), log on to your account at www.calvert.com or call 1-800-368-2745.  Periodic automatic exchanges are also available.  The exchange privilege may be changed or discontinued at any time.  You will receive at least 60 days’ notice of any material change to the privilege.  This privilege may not be used for “market timing” and may be terminated for market timing accounts or for any other reason.  For additional information, see “Restrictions on Excessive Trading and Market Timing” under “Purchasing Shares.”  Ordinarily exchanges between different funds are taxable transactions for federal tax purposes, while permitted exchanges of one class for shares of another class of the same fund are not.  Shareholders should consult their tax advisors regarding the applicability of federal, state, local and other taxes to transactions in Fund shares.

Reinvestment Privilege.  If you redeem shares, you may reinvest at net asset value all or any portion of the redemption proceeds in the same account and in the same class of shares of the Fund you redeemed from or another Fund, provided that the reinvestment occurs within 90 days of the redemption, the privilege has not been used more than once in the prior 12 months, the redeemed shares were subject to a front-end sales charge or CDSC and that you are otherwise eligible to invest in that class.  Under these circumstances your account will be credited with any CDSC paid in connection with the redemption.  Any CDSC period applicable to the shares you acquire upon reinvestment will run from the date of your original share purchase.  For requests for reinvestment sent to the Fund's transfer agent, the request must be in writing.  At the time of a reinvestment, you or your financial intermediary must notify the Fund or the transfer agent that you are reinvesting redemption proceeds in accordance with this privilege.  If you reinvest, your purchase will be at the next determined net asset value following receipt of your request.

Telephone and Electronic Transactions.  You can redeem or exchange shares by telephone as described in this Prospectus.  In addition, certain transactions may be conducted through the Calvert website.  The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using

Calvert Income Funds87Prospectus dated February 1, 2023

security codes or verifying personal account information).  As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions.  You may decline the telephone redemption option on the account application.  Telephone instructions are recorded.  You should verify the accuracy of your confirmation statements immediately upon receipt and notify Calvert Shareholder Services of any inaccuracies.

“Street Name” Accounts.  If your shares are held in a “street name” account at a financial intermediary, that intermediary (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments.  Because the Fund does not maintain an account for you, you should contact your financial intermediary to make transactions in shares, make changes in your account, or obtain account information.  You will not be able to utilize a number of shareholder features, such as telephone or internet transactions, directly with a Fund and certain features may be subject to different requirements.  If you transfer shares in a “street name” account to an account with another financial intermediary or to an account directly with a Fund, you should obtain historical information about your shares prior to the transfer.  If you fail to provide your full account history to your new financial intermediary following a transfer, you may be ineligible for certain features of a Fund.

Procedures for Opening New Accounts.  To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record information that identifies each new customer who opens an account with a Fund and to determine whether such person’s name appears on government lists of known or suspected terrorists or terrorist organizations.  When you open an account, the transfer agent or your financial intermediary will ask you for your name, address, date of birth (for individuals), residential or business street address (although post office boxes are still permitted for mailing) and social security number, taxpayer identification number, or other government-issued identifying number.  You also may be asked to produce a copy of your driver’s license, passport or other identifying documents in order to verify your identity.  In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic databases.  Other information or documents may be required to open accounts for corporations and other entities.  Federal law prohibits a Fund and other financial institutions from opening a new account unless they receive the minimum identifying information described above.  If a person fails to provide the information requested, any application by that person to open a new account will be rejected.  Moreover, if the transfer agent or the financial intermediary is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information or documents from the person, closing the person’s account or reporting the matter to the appropriate federal authorities.  If your account is closed for this reason, your shares may be automatically redeemed at the net asset value next determined.  If a Fund’s net asset value has decreased since your purchase, you will lose money as a result of this redemption.  Each Fund has also designated an anti-money laundering compliance officer.

Account Questions.  If you have any questions about your account or the services available, please call Calvert Shareholder Services at 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:30 p.m. (Eastern Time) and Friday, 9:00 a.m. to 5:00 p.m. (Eastern Time), or write to the transfer agent (see back cover for address).

Potential Conflicts of Interest

As a diversified global financial services firm, Morgan Stanley, the parent company of the investment adviser, engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of a Fund or Portfolio, as applicable (collectively, for purposes of this section, “Fund” or “Funds”). Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor Morgan Stanley funds, programs, accounts or businesses, (other than funds, programs, accounts or businesses sponsored, managed, or advised by former direct or indirect subsidiaries of Eaton Vance Corp. (“Eaton Vance Investment Accounts”)), the “MS Investment Accounts,” and, together with the Eaton Vance Investment Accounts, the ‘‘Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with a Fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley or the investment adviser may also from time to time create new or successor Affiliated Investment Accounts that may compete with a Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.

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The discussions below with respect to actual, apparent and potential conflicts of interest also may be applicable to or arise from the MS Investment Accounts whether or not specifically identified.  For more information about conflicts of interest, see the section entitled “Potential Conflicts of Interest” in the SAI.

Material Non-public Information. It is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to the investment adviser. If such information becomes available, the investment adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley. In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures and any applicable regulations, Morgan Stanley personnel, including personnel of the investment adviser, on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” The investment adviser faces conflicts of interest in determining whether to engage in such wall crossings. Information obtained in connection with such wall crossings may limit or restrict the ability of the investment adviser to engage in or otherwise effect transactions on behalf of the Fund(s) (including purchasing or selling securities that the investment adviser may otherwise have purchased or sold for a Fund in the absence of a wall crossing).

Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the investment adviser and its investment teams, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of a Fund or its shareholders. A Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an investment team may face conflicts in the allocation of investment opportunities among a Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the investment adviser. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the investment adviser to favor such other accounts. To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the investment adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the investment adviser, including the Fund(s), fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the investment adviser.

Investments by Separate Investment Departments. The entities and individuals that provide investment-related services for the Fund and certain other Eaton Vance Investment Accounts (the “Eaton Vance Investment Department”) may be different from the entities and individuals that provide investment-related services to MS Investment Accounts (the “MS Investment Department” and, together with the Eaton Vance Investment Department, the “Investment Departments”). Although Morgan Stanley has implemented information barriers between the Investment Departments in accordance with internal policies and procedures, each Investment Department may engage in discussions and share information and resources with the other Investment Department on certain investment-related matters. A MS Investment Account could trade in advance of a Fund (and vice versa), might complete trades more quickly and efficiently than a Fund, and/or achieve different execution than a Fund on the same or similar investments made contemporaneously, even when the Investment Departments shared research and viewpoints that led to that investment decision. Any sharing of information or resources between the Investment Department servicing the Fund and the MS Investment Department may result, from time to time, in a Fund simultaneously or contemporaneously seeking to engage in the same or similar transactions as an account serviced by the other Investment Department and for which there are limited buyers or sellers on specific securities, which could result in less favorable execution for the Fund than such account.

Payments to Broker-Dealers and Other Financial Intermediaries. The investment adviser and/or EVD may pay compensation, out of their own funds and not as an expense of a Fund, to certain financial intermediaries (which may include affiliates of the investment adviser and EVD), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Fund and/or shareholder servicing. The prospect of receiving, or the receipt of, additional compensation, as described above, by financial intermediaries may provide such financial intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of a Fund over other investment options with respect to which these financial intermediaries do not receive additional compensation (or receive lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of a Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by financial intermediaries as to their compensation. In addition, in certain circumstances, the

Calvert Income Funds89Prospectus dated February 1, 2023

investment adviser may restrict, limit or reduce the amount of a Fund’s investment, or restrict the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Morgan Stanley) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests.

Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for a Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to, that of a Fund.

Morgan Stanley’s Investment Banking and Other Commercial Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with a Fund and with respect to investments that a Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by a Fund. Morgan Stanley may give advice and provide recommendations to persons competing with a Fund and/or any of a Fund’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments. Morgan Stanley’s activities on behalf of its clients (such as engagements as an underwriter or placement agent) may restrict or otherwise limit investment opportunities that may otherwise be available to a Fund.

Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, a Fund may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to the merger or acquisition.

General Process for Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between the investment adviser, related persons of the investment adviser and/or their clients. The Investment Advisers Act of 1940, as amended (the “Advisers Act”), the 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the investment adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. The investment adviser seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.

Additional Tax Information

Each Fund declares distributions daily and ordinarily pays distributions monthly. It may also be necessary, in order to qualify for favorable tax treatment and to avoid any Fund-level tax, for a Fund to make a special income and/or capital gains distribution at the end of the calendar year. Different Classes may distribute different amounts. Distributions may not be paid if Fund (and/or Class) expenses exceed Fund income for the period.  Each Fund makes distributions of net realized capital gains, if any, at least annually.

Distributions of a Fund’s investment income and net realized short-term capital gains generally will be taxed as ordinary income.  Distributions of net long-term capital gains (net gains from investments held for more than one year) generally will be taxed as long-term capital gains.  Taxes on distributions of capital gains are determined by how long a Fund owned (or is treated as having owned) the investments that generated them, rather than how long a shareholder has owned his or her shares in the Fund.  Over time, distributions by a Fund can generally be expected to include ordinary income and capital gain distributions taxable as long-term capital gains.  A Fund’s distributions will be taxable as described above regardless of whether they are paid in cash or reinvested in additional shares.

Investors who purchase shares at a time when a Fund’s net asset value reflects gains that are either unrealized or realized but undistributed will pay the full price for the shares and then may receive some portion of the purchase price back as a taxable distribution.  Certain distributions paid in January may be taxable to shareholders as if received on December 31 of the prior year.  A redemption of Fund shares, including an exchange for shares of another fund, is generally a taxable transaction.

Calvert Income Funds90Prospectus dated February 1, 2023

The net investment income of certain U.S. individuals, estates and trusts is subject to a 3.8% Medicare contribution tax.  For individuals, the tax is on the lesser of the “net investment income” and the excess of modified adjusted gross income over $200,000 (or $250,000 if married filing jointly).  Net investment income includes, among other things, interest, dividends, gross income and capital gains derived from passive activities and trading in securities or commodities.  Net investment income is reduced by deductions “properly allocable” to this income.

Investments in foreign securities may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gains), which may decrease the yield on such securities.  These taxes may be reduced or eliminated under the terms of an applicable tax treaty.  Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by a Fund.  In addition, investments in foreign securities or foreign currencies may increase or accelerate a Fund’s recognition of ordinary income and may affect the timing or amount of a Fund’s distributions.

A Fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or make required certifications, or who have been notified by the Internal Revenue Service (“IRS”) that they are subject to backup withholding.  Certain shareholders are exempt from backup withholding.  Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Certain foreign entities may be subject to a 30% withholding tax on ordinary dividend income paid under the Foreign Account Tax Compliance Act (“FATCA”). To avoid withholding, foreign financial institutions subject to FATCA must agree to disclose to the relevant revenue authorities certain information regarding their direct and indirect U.S. owners and other foreign entities must certify certain information regarding their direct and indirect U.S. owners to a Fund. In addition, the IRS and the Department of the Treasury have issued proposed regulations providing that these withholding rules will not be applicable to the gross proceeds of share redemptions or capital gain dividends a Fund pays.  For more detailed information regarding FATCA withholding and compliance, please refer to the SAI.

Shareholders should consult with their tax advisors concerning the applicability of U.S. federal, state, local and other taxes to an investment.

Calvert Income Funds91Prospectus dated February 1, 2023

Financial Highlights

The financial highlights are intended to help you understand a Fund’s financial performance for the period(s) indicated.  Certain information in the tables reflects the financial results for a single Fund share.  The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all distributions at net asset value).  This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, except that information for the year ended September 30, 2020 and prior was audited by another independent registered public accounting firm.  The reports of Deloitte & Touche LLP and each Fund’s financial statements are incorporated herein by reference and included in the Fund’s annual report, which is available upon request.  Financial highlights information is not provided for Class R6 shares of Calvert Income Fund because the class had not commenced operations prior to the date of these financial highlights.

	Calvert Income Fund
	Year Ended September 30,
	2022			2021
	Class A	Class C	Class I	Class A	Class C	Class I
Net asset value - Beginning of year	$17.98	$17.96	$18.02	$17.37	$17.36	$17.41
Income (Loss) From Operations
Net investment income(1)	$0.50	$0.38	$0.55	$0.49	$0.35	$0.53
Net realized and unrealized gain (loss)	(3.61)	(3.61)	(3.62)	0.61	0.61	0.62
Total income (loss) from operations	$(3.11)	$(3.23)	$(3.07)	$1.10	$0.96	$1.15
Less Distributions
From net investment income	$(0.51)	$(0.39)	$(0.56)	$(0.49)	$(0.36)	$(0.54)
Total distributions	$(0.51)	$(0.39)	$(0.56)	$(0.49)	$(0.36)	$(0.54)
Net asset value – End of year	$14.36	$14.34	$14.39	$17.98	$17.96	$18.02
Total Return(2)	(17.56)%	(18.20)%	(17.36)%	6.41%	5.55%	6.66%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$196,638	$5,613	$463,602	$272,840	$8,218	$502,756
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.91%	1.66%	0.66%	0.92%	1.67%	0.67%
Net expenses	0.91%(10)	1.66%(10)	0.66%(10)	0.92%	1.67%	0.67%
Net investment income	3.05%	2.30%	3.33%	2.75%	1.99%	2.98%
Portfolio Turnover	51%(4)	51%(4)	51%(4)	48%	48%	48%

(See related footnotes.)

Calvert Income Funds92Prospectus dated February 1, 2023

Financial Highlights (continued)

	Calvert Income Fund
	Year Ended September 30,
	2020			2019			2018
	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I
Net asset value - Beginning of year	$17.11	$17.10	$17.16	$15.91	$15.91	$15.94	$16.55	$16.55	$16.57
Income (Loss) From Operations
Net investment income(1)	$0.55	$0.42	$0.59	$0.56	$0.44	$0.61	$0.51	$0.39	$0.58
Net realized and unrealized gain (loss)	0.26	0.26	0.25	1.22	1.22	1.23	(0.64)	(0.64)	(0.66)
Total income (loss) from operations	$0.81	$0.68	$0.84	$1.78	$1.66	$1.84	$(0.13)	$(0.25)	$(0.08)
Less Distributions
From net investment income	$(0.54)	$(0.41)	$(0.57)	$(0.58)	$(0.47)	$(0.62)	$(0.51)	$(0.39)	$(0.55)
Tax return of capital	(0.01)	(0.01)	(0.02)	—	—	—	—	—	—
Total distributions	$(0.55)	$(0.42)	$(0.59)	$(0.58)	$(0.47)	$(0.62)	$(0.51)	$(0.39)	$(0.55)
Net asset value – End of year	$17.37	$17.36	$17.41	$17.11	$17.10	$17.16	$15.91	$15.91	$15.94
Total Return(2)	4.83%	4.06%	5.03%	11.45%	10.65%	11.81%	(0.79)%	(1.54)%	(0.48)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$277,617	$9,655	$351,345	$279,886	$11,623	$267,226	$264,987	$37,072	$199,288
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.94%	1.69%	0.69%	0.97%	1.73%	0.72%	0.98%	1.74%	0.72%
Net expenses	0.94%	1.69%	0.69%	0.96%	1.72%	0.68%	0.98%	1.74%	0.64%
Net investment income	3.21%	2.46%	3.45%	3.47%	2.78%	3.74%	3.17%	2.40%	3.58%
Portfolio Turnover	74%	74%	74%	57%	57%	57%	66%	66%	66%

(See related footnotes.)

Calvert Income Funds93Prospectus dated February 1, 2023

Financial Highlights (continued)

	Calvert Short Duration Income Fund
	Year Ended September 30,
	2022				2021
	Class A	Class C	Class I	Class R6	Class A	Class C	Class I	Class R6
Net asset value - Beginning of year	$16.47	$16.40	$16.58	$16.58	$16.21	$16.15	$16.32	$16.32
Income (Loss) From Operations
Net investment income(1)	$0.28	$0.16	$0.32	$0.35	$0.26	$0.14	$0.30	$0.30
Net realized and unrealized gain (loss)	(1.41)	(1.40)	(1.42)	(1.44)	0.36	0.35	0.37	0.37
Total income (loss) from operations	$(1.13)	$(1.24)	$(1.10)	$(1.09)	$0.62	$0.49	$0.67	$0.67
Less Distributions
From net investment income	$(0.29)	$(0.17)	$(0.33)	$(0.34)	$(0.27)	$(0.15)	$(0.32)	$(0.32)
From net realized gain	(0.11)	(0.11)	(0.11)	(0.11)	(0.09)	(0.09)	(0.09)	(0.09)
Total distributions	$(0.40)	$(0.28)	$(0.44)	$(0.45)	$(0.36)	$(0.24)	$(0.41)	$(0.41)
Net asset value – End of year	$14.94	$14.88	$15.04	$15.04	$16.47	$16.40	$16.58	$16.58
Total Return(2)	(6.99)%	(7.67)%	(6.76)%	(6.70)%	3.87%	3.04%	4.11%	4.17%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$260,829	$15,646	$1,906,319	$222,373	$301,929	$22,935	$1,928,347	$116,503
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.76%	1.51%	0.51%	0.44%	0.76%	1.51%	0.51%	0.45%
Net expenses	0.76%(10)	1.51%(10)	0.51%(10)	0.44%(10)	0.76%	1.51%	0.51%	0.45%
Net investment income	1.77%	0.99%	2.03%	2.20%	1.57%	0.85%	1.81%	1.84%
Portfolio Turnover(4)	71%	71%	71%	71%	89%	89%	89%	89%

(See related footnotes.)

Calvert Income Funds94Prospectus dated February 1, 2023

Financial Highlights (continued)

	Calvert Short Duration Income Fund
	Year Ended September 30,
	2020				2019				2018
	Class A	Class C	Class I	Class R6	Class A	Class C	Class I	Class R6(8)	Class A	Class C	Class I
Net asset value - Beginning of year	$16.13	$16.07	$16.24	$16.24	$15.83	$15.77	$15.93	$15.90	$16.11	$16.05	$16.20
Income (Loss)From Operations
Net investment income(1)	$0.35	$0.23	$0.39	$0.40	$0.45	$0.33	$0.49	$0.33	$0.37	$0.25	$0.43
Net realized and unrealized gain (loss)	0.09	0.09	0.10	0.09	0.32	0.32	0.33	0.34	(0.28)	(0.28)	(0.29)
Total income (loss) from operations	$0.44	$0.32	$0.49	$0.49	$0.77	$0.65	$0.82	$0.67	$0.09	$(0.03)	$0.14
Less Distributions
From net investment income	$(0.36)	$(0.24)	$(0.41)	$(0.41)	$(0.47)	$(0.35)	$(0.51)	$(0.33)	$(0.37)	$(0.25)	$(0.41)
Total distributions	$(0.36)	$(0.24)	$(0.41)	$(0.41)	$(0.47)	$(0.35)	$(0.51)	$(0.33)	$(0.37)	$(0.25)	$(0.41)
Net asset value – End of year	$16.21	$16.15	$16.32	$16.32	$16.13	$16.07	$16.24	$16.24	$15.83	$15.77	$15.93
Total Return(2)	2.80%	2.03%	3.05%	3.10%	4.94%	4.16%	5.24%	4.25%(6)	0.59%	(0.16%)	0.91%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$266,758	$32,087	$1,349,828	$40,102	$251,080	$48,326	$1,298,581	$24,575	$258,528	$78,228	$1,043,989
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.77%	1.52%	0.52%	0.46%	0.81%	1.57%	0.56%	0.49%(5)	0.84%	1.59%	0.59%
Net expenses	0.76%	1.51%	0.51%	0.46%	0.79%	1.55%	0.51%	0.46%(5)	0.84%	1.59%	0.52%
Net investment income	2.18%	1.46%	2.43%	2.46%	2.80%	2.06%	3.06%	3.11%(5)	2.29%	1.55%	2.69%
Portfolio Turnover	91%(4)	91%(4)	91%(4)	91%(4)	68%	68%	68%	68%(9)	80%	80%	80%

(See related footnotes.)

Calvert Income Funds95Prospectus dated February 1, 2023

Financial Highlights (continued)

	Calvert Core Bond Fund
	Year Ended September 30,
	2022		2021
	Class A	Class I	Class A	Class I
Net asset value – Beginning of year	$19.49	$19.51	$19.97	$20.00
Income (Loss) From Operations
Net investment income(1)	$0.29	$0.35	$0.30	$0.36
Net realized and unrealized gain (loss)	(3.03)	(3.04)	0.06	0.04
Total income (loss) from operations	$(2.74)	$(2.69)	$0.36	$0.40
Less Distributions
From net investment income	$(0.30)	$(0.35)	$(0.30)	$(0.35)
From net realized gain	(0.86)	(0.86)	(0.54)	(0.54)
Total distributions	$(1.16)	$(1.21)	$(0.84)	$(0.89)
Net asset value – End of year	$15.59	$15.61	$19.49	$19.51
Total Return(2)	(14.78)%	(14.55)%	1.79%	1.99%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$43,106	$132,749	$50,647	$42,399
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.91%	0.66%	0.97%	0.72%
Net expenses	0.74%(10)	0.49%(10)	0.80%	0.55%
Net investment income	1.65%	2.07%	1.52%	1.81%
Portfolio Turnover(4)	175%	175%	195%	195%

(See related footnotes.)

Calvert Income Funds96Prospectus dated February 1, 2023

Financial Highlights (continued)

	Calvert Core Bond Fund
	Year Ended September 30,
	2020		2019		2018
	Class A	Class I	Class A	Class I	Class A	Class I
Net asset value – Beginning of year	$18.45	$18.47	$16.07	$16.08	$17.10	$17.11
Income (Loss) From Operations
Net investment income(1)	$0.51	$0.56	$0.56	$0.60	$0.55	$0.62
Net realized and unrealized gain (loss)	1.53	1.54	2.39	2.41	(1.03)	(1.05)
Total income (loss) from operations	$2.04	$2.10	$2.95	$3.01	$(0.48)	$(0.43)
Less Distributions
From net investment income	$(0.52)	$(0.57)	$(0.57)	$(0.62)	$(0.55)	$(0.60)
Total distributions	$(0.52)	$(0.57)	$(0.57)	$(0.62)	$(0.55)	$(0.60)
Net asset value – End of year	$19.97	$20.00	$18.45	$18.47	$16.07	$16.08
Total Return(2)	11.21%	11.53%	18.81%	19.14%	(2.83)%	(2.57)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$52,965	$54,009	$51,709	$33,302	$47,010	$19,212
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.05%	0.80%	1.14%	0.87%	1.13%	0.89%
Net expenses	0.92%	0.67%	0.92%	0.63%	0.92%	0.55%
Net investment income	2.70%	2.93%	3.33%	3.53%	3.31%	3.72%
Portfolio Turnover	52%	52%	43%	43%	51%	51%

(See related footnotes.)

Calvert Income Funds97Prospectus dated February 1, 2023

Financial Highlights (continued)

	Calvert High Yield Bond Fund
	Year Ended September 30,
	2022				2021
	Class A	Class C	Class I	Class R6	Class A	Class C	Class I	Class R6
Net asset value – Beginning of year	$27.47	$27.89	$27.07	$27.08	$26.56	$26.98	$26.18	$26.19
Income (Loss) From Operations
Net investment income(1)	$1.03	$0.84	$1.07	$1.11	$1.08	$0.89	$1.13	$1.14
Net realized and unrealized gain (loss)	(4.71)	(4.76)	(4.63)	(4.65)	0.95	0.95	0.93	0.95
Total income (loss) from operations	$(3.68)	$(3.92)	$(3.56)	$(3.54)	$2.03	$1.84	$2.06	$2.09
Less Distributions:
From net investment income	$(1.06)	$(0.89)	$(1.11)	$(1.13)	$(1.12)	$(0.93)	$(1.17)	$(1.20)
Total distributions	$(1.06)	$(0.89)	$(1.11)	$(1.13)	$(1.12)	$(0.93)	$(1.17)	$(1.20)
Net asset value – End of year	$22.73	$23.08	$22.40	$22.41	$27.47	$27.89	$27.07	$27.08
Total Return(2)	(13.69)%	(14.33)%	(13.47)%	(13.39)%	7.74%	6.88%	7.98%	8.07%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$46,982	$2,998	$299,339	$85,082	$55,740	$5,199	$380,659	$51,035
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.02%	1.77%	0.77%	0.69%	1.01%	1.76%	0.76%	0.69%
Net expenses	1.02%(10)	1.77%(10)	0.77%(10)	0.69%(10)	1.01%	1.76%	0.76%	0.69%
Net investment income	4.03%	3.24%	4.27%	4.47%	3.95%	3.21%	4.18%	4.22%
Portfolio Turnover	28%	28%	28%	28%	43%	43%	43%	43%

(See related footnotes.)

Calvert Income Funds98Prospectus dated February 1, 2023

Financial Highlights (continued)

	Calvert High Yield Bond Fund
	Year Ended September 30,
	2020				2019				2018
	Class A	Class C	Class I	Class R6	Class A	Class C	Class I	Class R6(8)	Class A	Class C	Class I
Net asset value – Beginning of year	$27.20	$27.62	$26.80	$26.81	$26.73	$27.14	$26.35	$25.96	$27.67	$28.07	$27.27
Income From Operations
Net investment income(1)	$1.15	$0.96	$1.18	$1.17	$1.24	$1.05	$1.29	$0.85	$1.23	$1.04	$1.30
Net realized and unrealized gain (loss)	(0.56)	(0.55)	(0.52)	(0.49)	0.49	0.50	0.47	0.86	(0.96)	(0.97)	(0.94)
Total income from operations	$0.59	$0.41	$0.66	$0.68	$1.73	$1.55	$1.76	$1.71	$0.27	$0.07	$0.36
Less Distributions:
From net investment income	$(1.23)	$(1.05)	$(1.28)	$(1.30)	$(1.26)	$(1.07)	$(1.31)	$(0.86)	$(1.21)	$(1.00)	$(1.28)
Total distributions	$(1.23)	$(1.05)	$(1.28)	$(1.30)	$(1.26)	$(1.07)	$(1.31)	$(0.86)	$(1.21)	$(1.00)	$(1.28)
Net asset value – End of year	$26.56	$26.98	$26.18	$26.19	$27.20	$27.62	$26.80	$26.81	$26.73	$27.14	$26.35
Total Return(2)	2.30%	1.58%	2.59%	2.66%	6.70%	5.89%	6.93%	6.67%(6)	1.00%	0.27%	1.35%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$49,682	$5,106	$274,030	$244	$51,273	$3,977	$149,733	$57	$51,118	$4,476	$125,471
Ratios (as a percentage of average daily net assets): (3)
Total expenses	1.04%	1.79%	0.79%	0.73%	1.07%	1.82%	0.82%	0.74%(5)	1.10%	1.85%	0.85%
Net expenses	1.02%	1.77%	0.77%	0.71%	1.04%	1.79%	0.76%	0.71%(5)	1.07%	1.82%	0.74%
Net investment income	4.36%	3.58%	4.53%	4.51%	4.65%	3.91%	4.92%	4.85%(5)	4.53%	3.77%	4.87%
Portfolio Turnover	49%	49%	49%	49%	39%	39%	39%	39%(9)	49%	49%	49%

(See related footnotes.)

Calvert Income Funds99Prospectus dated February 1, 2023

Financial Highlights (continued)

	Calvert Bond Fund
	Year Ended September 30,
	2022				2021
	Class A	Class C	Class I	Class R6	Class A	Class C	Class I	Class R6
Net asset value – Beginning of year	$16.91	$16.79	$16.94	$16.93	$17.01	$16.89	$17.04	$17.03
Income (Loss) From Operations
Net investment income(1)	$0.35	$0.22	$0.38	$0.40	$0.31	$0.18	$0.35	$0.36
Net realized and unrealized gain (loss)	(2.69)	(2.66)	(2.68)	(2.70)	0.12	0.12	0.12	0.12
Total income (loss) from operations	$(2.34)	$(2.44)	$(2.30)	$(2.30)	$0.43	$0.30	$0.47	$0.48
Less Distributions:
From net investment income	$(0.35)	$(0.23)	$(0.39)	$(0.40)	$(0.32)	$(0.19)	$(0.36)	$(0.37)
From net realized gain	(0.20)	(0.20)	(0.20)	(0.20)	(0.21)	(0.21)	(0.21)	(0.21)
Total distributions	$(0.55)	$(0.43)	$(0.59)	$(0.60)	$(0.53)	$(0.40)	$(0.57)	$(0.58)
Net asset value – End of year	$14.02	$13.92	$14.05	$14.03	$16.91	$16.79	$16.94	$16.93
Total Return(2)	(14.15)%	(14.83)%	(13.95)%	(13.96)%	2.61%	1.80%	2.81%	2.89%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$305,654	$9,289	$1,668,531	$473,569	$375,792	$13,768	$1,709,504	$321,472
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.75%	1.55%	0.55%	0.48%	0.74%	1.54%	0.54%	0.47%
Net expenses	0.73%(10)	1.53%(10)	0.53%(10)	0.46%(10)	0.73%	1.53%	0.53%	0.46%
Net investment income	2.21%	1.39%	2.43%	2.55%	1.84%	1.05%	2.04%	2.11%
Portfolio Turnover(4)	122%	122%	122%	122%	163%	163%	163%	163%

(See related footnotes.)

Calvert Income Funds100Prospectus dated February 1, 2023

Financial Highlights (continued)

	Calvert Bond Fund
	Year Ended September 30,
	2020				2019				2018
	Class A	Class C	Class I	Class R6	Class A	Class C	Class I	Class R6	Class A	Class C	Class I	Class R6(11)
Net asset value – Beginning of period	$16.67	$16.55	$16.70	$16.69	$15.69	$15.58	$15.72	$15.71	$16.14	$16.03	$16.15	$16.17
Income (Loss) From Operations
Net investment income(1)	$0.37	$0.23	$0.40	$0.41	$0.42	$0.28	$0.45	$0.46	$0.37	$0.24	$0.42	$0.42
Net realized and unrealized gain (loss)	0.50	0.50	0.50	0.50	0.99	0.98	0.99	0.99	(0.45)	(0.44)	(0.45)	(0.46)
Total income (loss) from operations	$0.87	$0.73	$0.90	$0.91	$1.41	$1.26	$1.44	$1.45	$(0.08)	$(0.20)	$(0.03)	$(0.04)
Less Distributions:
From net investment income	$(0.38)	(0.24)	$(0.41)	$(0.42)	$(0.43)	$(0.29)	$(0.46)	$(0.47)	$(0.37)	$(0.25)	$(0.40)	$(0.42)
From net realized gain	(0.15)	(0.15)	(0.15)	(0.15)	—	—	—	—	—	—	—	—
Total distributions	$(0.53)	$(0.39)	$(0.56)	$(0.57)	$(0.43)	$(0.29)	$(0.46)	$(0.47)	$(0.37)	$(0.25)	$(0.40)	$(0.42)
Net asset value – End of period	$17.01	$16.89	$17.04	$17.03	$16.67	$16.55	$16.70	$16.69	$15.69	$15.58	$15.72	$15.71
Total Return(2)	5.32%	4.50%	5.52%	5.66%	9.10%	8.19%	9.30%	9.31%	(0.48)%	(1.25)%	(0.15)%	(0.27)%(6)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$327,252	$16,215	$1,379,529	$270,643	$290,893	$15,343	$1,144,805	$252,225	$251,714	$21,939	$692,822	$133,417
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.76%	1.56%	0.56%	0.49%	0.78%	1.59%	0.58%	0.51%	0.83%	1.63%	0.63%	0.56%(5)
Net expenses	0.73%	1.53%	0.53%	0.46%	0.75%	1.56%	0.53%	0.48%	0.83%	1.63%	0.53%	0.53%(5)
Net investment income	2.21%	1.41%	2.40%	2.48%	2.59%	1.79%	2.81%	2.84%	2.32%	1.52%	2.64%	2.64%(5)
Portfolio Turnover	153%(4)	153%(4)	153%(4)	153%(4)	75%(4)	75%(4)	75%(4)	75%(4)	83%	83%	83%	83%(7)

(See related footnotes.)

Calvert Income Funds101Prospectus dated February 1, 2023

Financial Highlights (continued)

	Calvert Green Bond Fund
	Year Ended September 30,
	2022			2021
	Class A	Class I	Class R6	Class A	Class I	Class R6
Net asset value – Beginning of year	$16.15	$16.17	$16.18	$16.36	$16.38	$16.39
Income (Loss) From Operations
Net investment income(1)	$0.22	$0.26	$0.29	$0.21	$0.25	$0.26
Net realized and unrealized loss	(2.57)	(2.57)	(2.59)	(0.18)	(0.18)	(0.18)
Total income (loss) from operations	$(2.35)	$(2.31)	$(2.30)	$0.03	$0.07	$0.08
Less Distributions:
From net investment income	$(0.24)	$(0.28)	$(0.29)	$ (0.24)	$(0.28)	$(0.29)
From net realized gain	(0.05)	(0.05)	(0.05)	—	—	—
Total distributions	$(0.29)	$(0.33)	$(0.34)	$(0.24)	$(0.28)	$(0.29)
Net asset value – End of year	$13.51	$13.53	$13.54	$16.15	$16.17	$16.18
Total Return(2)	(14.67)%	(14.44)%	(14.39)%	0.17%	0.42%	0.47%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$71,019	$661,646	$38,160	$89,164	$863,670	$9,277
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.77%	0.52%	0.47%	0.76%	0.51%	0.46%
Net expenses	0.73%(10)	0.48%(10)	0.43%(10)	0.73%	0.48%	0.43%
Net investment income	1.49%	1.73%	1.96%	1.28%	1.52%	1.56%
Portfolio Turnover	19%	19%	19%	23%	23%	23%

(See related footnotes.)

Calvert Income Funds102Prospectus dated February 1, 2023

Financial Highlights (continued)

	Calvert Green Bond Fund
	Year Ended September 30,
	2020			2019			2018
	Class A	Class I	Class R6	Class A	Class I	Class R6(8)	Class A	Class I
Net asset value – Beginning of year	$15.87	$15.89	$15.90	$14.82	$14.83	$15.01	$15.32	$15.32
Income (Loss) From Operations
Net investment income(1)	$0.28	$0.32	$0.32	$0.34	$0.38	$0.26	$0.27	$0.33
Net realized and unrealized gain (loss)	0.55	0.55	0.55	1.05	1.06	0.89	(0.39)	(0.40)
Total income (loss) from operations	$0.83	$0.87	$0.87	$1.39	$1.44	$1.15	$(0.12)	$(0.07)
Less Distributions:
From net investment income	$(0.32)	$(0.36)	$(0.36)	$(0.34)	$(0.38)	$(0.26)	$(0.27)	$(0.31)
From net realized gain	(0.02)	(0.02)	(0.02)	—	—	—	(0.11)	(0.11)
Total distributions	$(0.34)	$(0.38)	$(0.38)	$(0.34)	$(0.38)	$(0.26)	$(0.38)	$(0.42)
Net asset value – End of year	$16.36	$16.38	$16.39	$15.87	$15.89	$15.90	$14.82	$14.83
Total Return(2)	5.27%	5.53%	5.58%	9.53%	9.84%	7.68%(6)	(0.80%)	(0.48%)
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$77,991	$532,149	$3,208	$58,422	$285,796	$581	$42,611	$113,097
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.79%	0.54%	0.49%	0.86%	0.61%	0.54%(5)	0.99%	0.74%
Net expenses	0.73%	0.48%	0.43%	0.77%	0.48%	0.43%(5)	0.85%	0.50%
Net investment income	1.77%	2.00%	1.99%	2.21%	2.47%	2.49%(5)	1.83%	2.24%
Portfolio Turnover	26%	26%	26%	21%	21%	21%(9)	16%	16%

Calvert Income Funds103Prospectus dated February 1, 2023

Financial Highlights (continued)

	Calvert Mortgage Access Fund
	Period Ended September 30,
	2022
	Class A(12)	Class C(12)	Class I(12)	Class R6(12)
Net asset value – Beginning of period	$10.00	$10.00	$10.00	$10.00
Income (Loss) From Operations
Net investment income(1)	$0.09	$0.06	$0.10	$0.10
Net realized and unrealized loss	(0.33)	(0.33)	(0.33)	(0.32)
Total loss from operations	$(0.24)	$(0.27)	$(0.23)	$(0.22)
Less Distributions:
From net investment income	$(0.09)	$(0.06)	$(0.10)	$(0.11)
Total distributions	$(0.09)	$(0.06)	$(0.10)	$(0.11)
Net asset value – End of period	$9.67	$9.67	$9.67	$9.67
Total Return(2)	(2.37)%	(2.70)%	(2.30)%	(2.24)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$65	$49	$24,479	$49
Ratios (as a percentage of average daily net assets):(3)
Total expenses(5)	1.58%	2.33%	1.34%	1.34%
Net expenses(5)(13)	0.66%	1.41%	0.41%	0.41%
Net investment income(5)	2.26%	1.42%	2.42%	2.42%
Portfolio Turnover(4)(6)	155%	155%	155%	155%

(1)Computed using average shares outstanding.

(2)Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.

(3)Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable.  Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(4)Includes the effect of To-Be-Announced (TBA) transactions.

(5)Annualized.

(6)Not annualized.

(7)For the year ended September 30, 2018.

(8)For the period from the commencement of operations, February 1, 2019, to September 30, 2019.

(9)For the year ended September 30, 2019.

(10)Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Morgan Stanley Institutional Liquidity Funds – Government Portfolio (equal to less than 0.005% of average daily net assets for the year ended September 30, 2022).

(11) For the period from the commencement of operations, October 3, 2017, to September 30, 2018.

(12)For the period from the commencement of operations, April 29, 2022, to September 30, 2022.

(13)Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Morgan Stanley Institutional Liquidity Funds – Government Portfolio (equal to 0.08% of average daily net assets for the period ended September 30, 2022).

Calvert Income Funds104Prospectus dated February 1, 2023

Appendix A

The Calvert Principles for Responsible Investment

We believe that most corporations deliver benefits to society, through their products and services, creation of jobs, payment of taxes and the sum of their behaviors.  As a responsible investor, Calvert Research and Management seeks to invest in companies and other issuers that provide positive leadership in the areas of their operations and overall activities that are material to improving long-term shareholder value and societal outcomes.

Calvert seeks to invest in issuers that balance the needs of financial and nonfinancial stakeholders and demonstrate a commitment to the global commons, as well as to the rights of individuals and communities.

The Calvert Principles for Responsible Investment (Calvert Principles) provide a framework for Calvert’s evaluation of investments and guide Calvert’s stewardship on behalf of clients through active engagement with issuers.  The Calvert Principles seek to identify companies and other issuers that operate in a manner that is consistent with or promote:

Environmental Sustainability and Resource Efficiency

•Reduce the negative impact of operations and practices on the environment

•Manage water scarcity and ensure efficient and equitable access to clean sources

•Mitigate impact on all types of natural capital

•Diminish climate-related risks and reduce carbon emissions

•Drive sustainability innovation and resource efficiency through business operations or other activities, products and services

Equitable Societies and Respect for Human Rights

•Respect consumers by marketing products and services in a fair and ethical manner, maintaining integrity in customer relations and ensuring the security of sensitive consumer data

•Respect human rights, respect culture and tradition in local communities and economies, and respect Indigenous Peoples’ Rights

•Promote diversity and gender equity across workplaces, marketplaces and communities

•Demonstrate a commitment to employees by promoting development, communication, appropriate economic opportunity and decent workplace standards

•Respect the health and well-being of consumers and other users of products and services by promoting product safety

Accountable Governance and Transparency

•Provide responsible stewardship of capital in the best interests of shareholders and debtholders

•Exhibit accountable governance and develop effective boards or other governing bodies that reflect expertise and diversity of perspective and provide oversight of sustainability risk and opportunity

•Include environmental and social risks, impacts and performance in material financial disclosures to inform shareholders and debtholders, benefit stakeholders and contribute to strategy

•Lift ethical standards in all operations, including in dealings with customers, regulators and business partners

•Demonstrate transparency and accountability in addressing adverse events and controversies while minimizing risks and building trust

Through the application of the Calvert Principles, Calvert could have no or limited exposure to issuers that:

•Demonstrate poor management of environmental risks or contribute significantly to local or global environmental problems.

•Demonstrate a pattern of employing forced, compulsory or child labor.

•Exhibit a pattern and practice directly or through the company’s supply chain of human rights violations or are complicit in human rights violations committed by governments or security forces, including those that are under U.S. or international sanction for human rights abuses.

•Exhibit a pattern and practice of violating the rights and protections of Indigenous Peoples.

•Demonstrate poor governance or engage in harmful or unethical practices.

•Manufacture tobacco products.

Calvert Income Funds105Prospectus dated February 1, 2023

•Have significant and direct involvement in the manufacture of alcoholic beverages without taking significant steps to reduce the harmful impact of these products.

•Have significant and direct involvement in gambling or gaming operations without taking significant steps to reduce the harmful impact of these businesses.

•Have significant and direct involvement in the manufacture of civilian handguns and/or automatic weapons marketed to civilians.

•Have significant and direct involvement in the manufacture of military weapons that violate international humanitarian law, including cluster bombs, landmines, biochemical weapons, nuclear weapons, blinding laser weapons, or incendiary weapons.

•Use animals in product testing without countervailing social benefits such as the development of medical treatments to ease human suffering and disease.

Calvert Income Funds106Prospectus dated February 1, 2023

Appendix B

Financial Intermediary Sales Charge Variations

As noted under “Purchasing Shares,” a financial intermediary may offer Fund shares subject to variations in or elimination of the Fund sales charges (“variations”), provided such variations are described in this Prospectus. Set forth below are the variations in sales charges applicable to shares purchased through the noted financial intermediary.  All variations described below are applied by, and the responsibility of, the identified financial intermediary.  Variations may apply to purchases, sales, exchanges and reinvestments of Fund shares and a shareholder transacting in Fund shares through the intermediary identified below should read the terms and conditions of the variations carefully.  A variation that is specific to a particular financial intermediary is not applicable to shares held directly with the Fund or through another intermediary.

Fund Purchases through Merrill Lynch

In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.

Shareholders purchasing Fund shares through a Merrill Lynch platform or account are eligible only for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)

•Shares purchased through a Merrill Lynch affiliated investment advisory program

•Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

•Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

•Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the this prospectus

•Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).  Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on Class A and Class C Shares available at Merrill Lynch

•Death or disability of the shareholder

•Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•Return of excess contributions from an IRA Account

•Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

•Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•Shares acquired through a right of reinstatement

Calvert Income Funds107Prospectus dated February 1, 2023

•Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and C shares only)

•Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•Breakpoints as described in this prospectus

•Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Calvert Income Funds108Prospectus dated February 1, 2023

Fund Purchases through Ameriprise Financial (Class A Sales Charge Waivers)

The following information applies to Class A share purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Effective January 15, 2021, shareholders purchasing Fund shares through an Ameriprise Financial retail brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Prospectus or in the SAI.

•Employer-sponsored retirement plans (e.g., 401(k) plans 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

•Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.

•Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

•Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts,  401(k)s, 403(b) TSCAs  subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

Calvert Income Funds109Prospectus dated February 1, 2023

Fund Purchases through Morgan Stanley Wealth Management

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans).  For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•Shares purchased through a Morgan Stanley self-directed brokerage account

•Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Calvert Income Funds110Prospectus dated February 1, 2023

Fund Purchases through Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

•Shares purchased in an investment advisory program.

•Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

•Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James

•Death or disability of the shareholder.

•Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

•Return of excess contributions from an IRA Account.

•Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.

•Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

•Breakpoints as described in this prospectus.

•Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period.  Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Calvert Income Funds111Prospectus dated February 1, 2023

Fund Purchases through Janney Montgomery Scott LLC (“Janney”)

Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

•Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•Shares acquired through a right of reinstatement.

•Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

•Shares sold upon the death or disability of the shareholder.

•Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.

•Shares purchased in connection with a return of excess contributions from an IRA account.

•Shares sold as part of a required minimum distribution for IRA and other retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

•Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

•Shares acquired through a right of reinstatement.

•Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation and/or letters of intent

•Breakpoints as described in the fund’s Prospectus.

•Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

* Also referred to as an “initial sales charge.”

Calvert Income Funds112Prospectus dated February 1, 2023

Fund Purchases through Oppenheimer & Co. Inc. (“Oppenheimer”)

Effective May 1, 2020, shareholders purchasing Fund shares through an Oppenheimer platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Oppenheimer

•Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

•Shares purchased by or through a 529 Plan.

•Shares purchased through a Oppenheimer affiliated investment advisory program.

•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

•A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a contingent deferred sales charge (CDSC) and the conversion is in line with the policies and procedures of Oppenheimer.

•Employees and registered representatives of Oppenheimer or its affiliates and their family members.

•Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus.

CDSC Waivers on A and C Shares available at Oppenheimer

•Death or disability of the shareholder.

•Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.

•Return of excess contributions from an IRA Account.

•Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on IRS regulations as described in the prospectus.

•Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer.

•Shares acquired through a right of reinstatement.

Front-end load Discounts Available at Oppenheimer: Breakpoints, Rights of Accumulation & Letters of Intent

•Breakpoints as described in this prospectus.

•Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Oppenheimer. Eligible fund family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Calvert Income Funds113Prospectus dated February 1, 2023

Policies Regarding Transactions Through Edward D. Jones & Co., L.P. (“Edward Jones”)

The following information has been provided by Edward Jones:

Effective on or after March 1, 2021, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer.  In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of fund family or other facts qualifying the purchaser for discounts or waivers.  Edward Jones can ask for documentation from the shareholder of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

•Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

Rights of Accumulation (“ROA”)

•The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the mutual fund family held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”).  If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform.  The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

•The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

•ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent (“LOI”)

•Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI.  The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts.  Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount.  If during the 13-month period the shareholder redeems any of the shares purchased pursuant to a LOI, the value of the redeemed shares will not be included for purposes of satisfying the LOI.  The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation.  Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid.  Sales charges will be adjusted if LOI is not met.

•If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Front-end Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

•Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate.  This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.

•Shares purchased in an Edward Jones fee-based program.

•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

Calvert Income Funds114Prospectus dated February 1, 2023

•Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

•Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones.  Edward Jones is responsible for any remaining Contingent Deferred Sales Charge (“CDSC”) due to the fund company or its affiliate, if applicable.  Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

•Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

CDSC Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

•The death or disability of the shareholder.

•Systematic withdrawals with up to 10% per year of the account value.

•Return of excess contributions from an Individual Retirement Account (IRA).

•Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

•Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.  Edward Jones is responsible for any remaining CDSC due to the fund company or its affiliate, if applicable.

•Shares exchanged in an Edward Jones fee-based program.  Edward Jones is responsible for any remaining CDSC due to the fund company or its affiliate, if applicable.

•Shares acquired through NAV reinstatement.

•Shares redeemed at the discretion of Edward Jones for Minimum Balances as described below.

******************************************************************************

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

•Initial purchase minimum: $250

•Subsequent purchase minimum: none

Minimum Balances

•Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

•A fee-based account held on an Edward Jones platform

•A 529 account held on an Edward Jones platform

•An account with an active systematic investment plan or LOI

Exchanging Share Classes

•At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund.  Edward Jones is responsible for any remaining CDSC due to the fund company or its affiliate, if applicable.  Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

Calvert Income Funds115Prospectus dated February 1, 2023

Fund Purchases through D.A. Davidson & Co. (“D.A. Davidson”)

Effective 5/1/2020, shareholders purchasing fund shares including existing fund shareholders through a D.A. Davidson platform or account, or through an introducing broker-dealer or independent registered investment advisor for which D.A. Davidson provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares available at D.A. Davidson

•Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

•Employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson.

•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement).

•A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures.

CDSC Waivers on Classes A and C shares available at D.A. Davidson

•Death or disability of the shareholder.

•Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

•Return of excess contributions from an IRA Account.

•Shares sold as part of a required minimum distribution for IRA or other qualifying retirement accounts as described in the fund’s prospectus beginning in the calendar year the shareholder turns age 72.

•Shares acquired through a right of reinstatement.

Front-end sales charge discounts available at D.A. Davidson: breakpoints, rights of accumulation and/or letters of intent CDSC Waivers on Classes A and C shares available at D.A. Davidson

•Breakpoints as described in this prospectus.

•Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Calvert Income Funds116Prospectus dated February 1, 2023

Fund Purchases through Robert W. Baird & Co. Incorporated (“Baird”)

Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI

Front-End Sales Charge Waivers on Class A shares Available at Baird

•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund

•Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird

•Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

•A shareholder in the Fund’s Class C Shares will have their shares converted at net asset value to Class A shares of the Fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

•Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and C shares Available at Baird

•Shares sold due to death or disability of the shareholder

•Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•Shares sold due to returns of excess contributions from an IRA Account

•Shares sold as part of a required minimum distribution for IRA and retirement accounts

•Shares sold to pay Baird fees but only if the transaction is initiated by Baird

•Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

•Breakpoints as described in this prospectus

•Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird.  Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

•Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of fund family assets through Baird, over a 13-month period of time

Calvert Income Funds117Prospectus dated February 1, 2023

Waivers Specific to Stifel, Nicolaus & Company, Incorporated (“Stifel”)

Effective July 1, 2020, shareholders purchasing Fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver:

Front-End Sales Load Waiver on Class A shares

•Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same Fund at net asset value pursuant to Stifel’s policies and procedures.

Calvert Income Funds118Prospectus dated February 1, 2023

More Information

About the Funds:  More information is available in the Statement of Additional Information.  The Statement of Additional Information is incorporated by reference into this Prospectus.  Additional information about each Fund’s investments is available in the annual and semiannual reports (collectively, the “reports”).  In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the past fiscal year.  You may obtain free copies of the Statement of Additional Information and the reports on Calvert’s website at www.calvert.com or by contacting the principal underwriter:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA  02110
1-800-368-2745
website: www.calvert.com

Information about each Fund (including the Statement of Additional Information and reports) is available on the EDGAR database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s annual and semi-annual shareholder reports are no longer being sent by mail unless you specifically request paper copies of the reports. Instead, the reports are being made available on the Fund’s website (http://www.calvert.com/prospectus), and you will be notified each time a report is posted and provided with a website address to access the report. You may elect to receive all future Fund shareholder reports in paper free of charge at any time. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800- 368-2745. If you own these shares through a financial intermediary, you must contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at calvert.com. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

Shareholder Inquiries: You can obtain more information from Calvert Shareholder Services or the Fund transfer agent, SS&C GIDS, Inc.  If you own shares and would like to add to, redeem from or change your account, please write or call below:

Regular Mailing Address: Calvert Funds P.O. Box 219544 Kansas City, MO 64121-9544	Overnight Mailing Address: Calvert Funds 430 West 7th Street Kansas City, MO 64105-1407	Phone Number: 1-800-368-2745 Monday – Thursday 9:00 a.m. – 5:30 p.m. ET Friday 9:00 a.m. – 5:00 p.m. ET

The Investment Company Act No. for Income Fund, Short Duration Income Fund, Core Bond Fund, High Yield Bond Fund and Mortgage Access Fund is 811-03416, for Bond Fund is 811-03334 and for Green Bond Fund is 811-10045.

24138 2.1.23	© 2023 Calvert Research and Management

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